As filed with the Securities and Exchange Commission on October 9, 2008
Registration No. 333-130945
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 10
to
Form S-11
FOR REGISTRATION UNDER
THE SECURITIES ACT OF 1933
OF SECURITIES OF CERTAIN REAL ESTATE COMPANIES

GRUBB & ELLIS APARTMENT REIT, INC.
(Exact name of registrant as specified in its governing instruments)

1551 N. Tustin Avenue, Suite 300
Santa Ana, California 92705
(714) 667-8252
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Stanley J. Olander, Jr.
Chief Executive Officer, President and Chairman
Grubb & Ellis Apartment REIT, Inc.
1606 Santa Rosa Road, Suite 109
Richmond, Virginia 23229
(804) 225-7790
(804) 225-7833 (Facsimile)
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

Rosemarie A. Thurston Lesley H. Solomon Alston & Bird LLP 1201 West Peachtree Street Atlanta, Georgia 30309 (404) 881-7000 (404) 881-7777 (Facsimile)	Andrea R. Biller, Esq., Secretary Grubb & Ellis Apartment REIT, Inc. 1551 N. Tustin Avenue, Suite 300 Santa Ana, California 92705 (714) 667-8252 (866) 405-6905 (Facsimile)

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box:  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such dates as the Commission acting pursuant to said Section 8(a), may determine.

This Post-Effective Amendment No. 10 consists of the following:

1.	The registrant’s prospectus dated October 9, 2008, which supersedes and replaces the registrant’s previous prospectus dated December 19, 2007 and all supplements to the previous prospectus.

2.	Supplement No. 1 dated October 9, 2008, filed herewith, which will be delivered as an unattached document along with the prospectus dated October 9, 2008.

3.	Part II, included herewith.

4.	Signatures, included herewith.

PROSPECTUS

Maximum Offering of 105,000,000 Shares of Common Stock
Minimum Offering of 200,000 Shares of Common Stock

We are offering and selling to the public up to 100,000,000 shares for $10.00 per share and up to 5,000,000 shares to be issued pursuant to our distribution reinvestment plan under which our stockholders may elect to have distributions reinvested in additional shares at $9.50 per share. The minimum initial investment is generally 100 shares, or $1,000, except in North Carolina and Minnesota, which require higher minimum initial investments. We are a Maryland corporation that has qualified to be taxed as a real estate investment trust, or REIT, for federal income tax purposes beginning with our taxable year ended December 31, 2006 and we intend to continue to be taxed as a REIT.

This investment involves a high degree of risk. You should purchase shares only if you can afford a complete loss of your investment. You should carefully consider the information set forth in the “Risk Factors” section beginning on page 15 for a discussion of material risk factors relevant to an investment in our common stock, including, but not limited to, the following:

•	We may be considered a “blind pool” investment opportunity. As of the date of this prospectus, we have acquired only a limited number of properties. If we are unable to acquire suitable properties, or suffer a delay in making any acquisitions, we may not have any cash flow available for distribution to you as a stockholder.

•	We have not committed most of the net proceeds of the offering to any specific investment. Investors will not be able to evaluate the economic merits of most of the investments we make with our net proceeds. We may be unable to invest the net proceeds on acceptable terms to investors, or at all.

•	Many of our officers and non-independent directors have substantial conflicts of interest because they also serve as officers, managers and directors of our sponsor, our advisor, our dealer manager and their affiliates, that may compete with our company for the time and attention of these executives.

•	We rely on our advisor, an affiliate of some of our officers and directors, to manage our business and assets, and the agreements between our advisor and us and between our advisor’s affiliates and us were not negotiated at arm’s-length and require us to pay substantial compensation to our advisor and its affiliates.

•	If we raise substantially less than the maximum offering, we may not be diversified and your investment will be subject to fluctuations on specific properties.

•	We may incur debt up to 300.0% of our net assets, or more if such excess is approved by a majority of our independent directors and is disclosed in our next quarterly report along with justification for such excess, which could lead to an inability to pay distributions to our stockholders.

•	Distributions payable to our stockholders may include a return of capital, which will lower your tax basis in our shares.

•	If we do not remain qualified as a REIT for federal income tax purposes, we will be taxed as a corporation.

•	We may be required to borrow money, sell assets or issue new securities for cash to pay our distributions.

•	There is no public market for our common stock. Thus, you may not be able to resell your shares at the offering price, or at all, and there are significant restrictions on the ownership, transfer and redemption of your shares.

This Offering	Per Share	Total Minimum	Total Maximum

Public Price	$10.00	$2,000,000	$1,000,000,000
Selling Commissions	$0.70	$140,000	$70,000,000
Marketing Allowance ($0.25) and Accountable Due Diligence Expense Reimbursement ($0.05)	$0.30	$60,000	$30,000,000

Proceeds to Grubb & Ellis Apartment REIT, Inc.	$9.00	$1,800,000	$900,000,000

After payment of total offering expenses, we estimate that 88.5% of the gross offering proceeds will be available for investments, excluding acquisition fees and expenses of up to 6.0% of the purchase price of the properties.

Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The use of forecasts in this offering is prohibited. Any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from your investment in our shares of common stock is prohibited.

The securities dealers are required only to use their best efforts to sell the maximum number of securities offered, or 100,000,000 shares. A securities dealer may not complete a sale of our shares to you until at least five business days after the date you receive a copy of the final prospectus. That securities dealer must also send you a confirmation of your purchase. Grubb & Ellis Securities Inc., the dealer manager, is an affiliate of our company and of our advisor. Affiliates may purchase shares in this offering net or partially net of selling commissions and reimbursements.

We will sell shares until the earlier of July 19, 2009, or the date on which the maximum offering has been sold.

The date of this Prospectus is October 9, 2008

i

v

INVESTOR SUITABILITY STANDARDS

An investment in our company involves significant risk. An investment in our common stock is suitable only for persons who have adequate financial means and desire a relatively long-term investment with respect to which they do not anticipate any need for immediate liquidity.

We intend to offer our shares for sale to the residents of the District of Columbia and all states.

Some states have established suitability standards that are less rigorous than those described in this prospectus. We reserve the right to sell to investors in those states that meet such state’s suitability standards but may not necessarily meet our suitability standards described in this prospectus. On the other hand, some of the states in which we intend to sell have established suitability standards for individual investors and subsequent transferees that are more rigorous than those set by our company. We must adhere to those state standards when selling to investors in such states.

If you are an individual, including an individual beneficiary of a purchasing individual retirement account, or IRA, or if you are a fiduciary, such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Account, you must represent that you meet our investor suitability standards, as set forth in the applicable Subscription Agreement attached to this prospectus, including the following:

•	that you or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase our common stock have a minimum annual gross income of $45,000 and a net worth of not less than $45,000; or

•	that you or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase our common stock have a net worth of not less than $150,000.

Net worth and liquid net worth in all cases excludes an investor’s home, home furnishings and automobiles.

Some states have established suitability standards different from those we have established. In these states, shares will be sold only to investors who meet the special suitability standards set forth below:

Alaska, California, New Mexico, North Carolina and North Dakota:  Investors must have either (1) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (2) a net worth of at least $250,000.

Arizona, Massachusetts and Tennessee:  Investors must have either (1) an annual gross income of $60,000 and a net worth of at least $60,000, or (2) a net worth of at least $225,000.

Kansas:  Investors must have either (1) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (2) a net worth of at least $250,000. In addition, it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10.0% of their liquid net worth in this and similar direct participation investments. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

Maine:  Investors must have either (1) an annual gross income of at least $50,000 and a minimum net worth of at least $50,000, or (2) a minimum net worth of at least $200,000.

Iowa, Michigan, Ohio, Oregon and Pennsylvania:  Investors must have either (1) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (2) a net worth of at least $250,000. In addition, an investor’s investment in our common stock and the securities of our affiliates may not exceed 10.0% of that investor’s net worth.

New Hampshire:  Investors must have either or (1) an annual gross income of at least $50,000 and a net worth of at least $125,000, or (2) a net worth of at least $250,000.

Arizona, Kentucky, Massachusetts, Missouri and Nebraska:  In addition to meeting any suitability requirements described above, an investor’s investment in our common stock cannot exceed 10% of that investor’s net worth.

Generally, the minimum initial investment is 100 shares, which equals an investment of $1,000, except for purchases by (1) our existing stockholders, including purchases made pursuant to our distribution reinvestment plan, and (2) existing investors in other programs sponsored by our sponsor, Grubb & Ellis Company, or any of our sponsor’s affiliates, which may be in lesser amounts. However, in Minnesota, the minimum initial investment is 250 shares, or $2,500, and in North Carolina, the minimum initial investment is 500 shares or $5,000. We will not permit transfers of less than the minimum required purchase. Only in very limited circumstances may you transfer, fractionalize or subdivide your shares so as to retain less than the minimum number of our shares. For purposes of satisfying the minimum investment requirement for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs provided that each such contribution is made in increments of at least $100. However, please note that your investment in our company will not, in itself, create a retirement plan for you and that, in order to create a retirement plan, you must comply with all applicable provisions of the federal income tax laws. After you have purchased the minimum investment, additional investments may be tendered in lesser amounts, including purchases of shares under our distribution reinvestment plan.

Ensuring Our Suitability Standards Are Adhered To

In order to assure adherence to the suitability standards described above, requisite suitability standards must be met. We and each person selling common stock on our behalf are required to (1) make reasonable efforts to assure that each person purchasing our common stock is suitable in light of such person’s age, educational level, knowledge of investments, financial means and other pertinent factors and (2) maintain records for at least six years of the information used to determine that an investment in our common stock is suitable and appropriate for each investor. Our agreements with the selling broker dealers require such broker dealers to (a) make inquiries diligently as required by law of all prospective investors in order to ascertain whether an investment in our company is suitable for the investor and (b) transmit promptly to us all fully completed and duly executed Subscription Agreements.

In addition, by signing the Subscription Agreement, you represent and warrant to us that you have received a copy of this prospectus and that you meet the net worth and annual gross income requirements described above. These representations and warranties help us to ensure that you are fully informed about an investment in our company and that we adhere to our suitability standards. In the event you or another stockholder or a regulatory authority attempted to hold our company liable because stockholders did not receive copies of this prospectus or because we failed to adhere to each state’s investor suitability requirements, we will assert these representations and warranties made by you in any proceeding in which such potential liability is disputed in an attempt to avoid any such liability. By making these representations, you will not waive any rights that you may have under federal or state securities laws.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Below are some of the more frequently asked questions and answers related to REIT offerings of this type. Please see the Prospectus Summary and the remainder of this prospectus for more comprehensive information about our offering.

Q:	What is a REIT?

A:	REIT stands for “real estate investment trust.” In general, a REIT is a company that:

• pools the capital of many investors to acquire or provide financing for real estate properties;

• allows individual investors to invest in a diversified real estate portfolio managed by a professional management team;

• is required to pay distributions to investors of at least 90.0% of its taxable income (excluding net capital gains) each year; and

• avoids the federal “double taxation” treatment of income that results from investments in a corporation because a REIT is not generally subject to federal corporate income taxes on its net income, if it complies with certain income tax requirements.

Q:	What is Grubb & Ellis Apartment REIT, Inc.?

A:	Grubb & Ellis Apartment REIT, Inc., or Grubb & Ellis Apartment REIT, is a Maryland corporation formed in December 2005, which has qualified to be taxed as a REIT for federal income tax purposes commencing with its taxable year ended December 31, 2006. Our company’s primary business strategy is to (1) purchase and hold a diverse portfolio of apartment communities with strong and stable cash flow and growth potential in select U.S. metropolitan areas, including, but not limited to, metropolitan areas in the mid-Atlantic, southeast and southwest regions of the United States, and (2) preserve our stockholders’ capital.

Q:	Are there any risks involved in an investment in your common stock?

A:	An investment in our shares of common stock involves a high degree of risk. You should carefully consider the information set forth in the “Risk Factors” section, beginning on page 15, for a discussion of the material risk factors relevant to an investment in our common stock. Some of the more significant risks of an investment in our shares include the following:

• We may be considered a “blind pool” investment opportunity. As of the date of this prospectus, we have acquired only a limited number of properties. If we are unable to acquire additional suitable properties, or suffer a delay in making any additional acquisitions, we may not have any cash flow available for distribution to you as a stockholder.

• We have not committed most of the net proceeds of the offering to any specific investment. Investors will not be able to evaluate the economic merits of most of the investments we make with our net proceeds. We may be unable to invest the net proceeds on acceptable terms to investors, or at all.

• Many of our officers and non-independent directors have substantial conflicts of interest because they also serve as officers and directors of our sponsor, our advisor, our dealer manager and their affiliates, that may compete with our company for the time and attention of these executives.

• We rely on our advisor, an affiliate of some of our officers and directors, to manage our business and assets, and the agreements between us and our advisor and between us and our advisor’s affiliates were not negotiated at arm’s-length and require us to pay substantial compensation to our advisor and its affiliates.

• If we raise substantially less than the maximum offering, we may not be diversified and your investment will be subject to fluctuations on specific properties. The resulting lack of property and geographic diversification would materially increase the risk involved in purchasing our shares.

• We may incur debt up to 300.0% of our net assets, or more if such excess is approved by a majority of our independent directors and is disclosed in our next quarterly report along with justification for such excess, which could lead to an inability to pay distributions to our stockholders.

• Distributions payable to our stockholders may include a return of capital, which will lower your tax basis in our shares.

• If we do not remain qualified as a REIT for federal income tax purposes, we will be taxed as a corporation.

• We may be required to borrow money, sell assets or issue new securities for cash to pay our distributions.

• There is no public market for our common stock. Thus, you may not be able to resell your shares at the offering price, or at all, and there are significant restrictions on the ownership, transfer and redemption of your shares.

Q:	Who will choose and manage your real estate investments?

A:	Grubb & Ellis Apartment REIT Advisor, LLC, or our advisor, makes recommendations on all property acquisitions to our board of directors. Our board of directors, including a majority of our independent directors, must approve all of our property acquisitions. Our advisor or its affiliates receive, among other fees, an asset management fee for supervising the management and operation of properties that we acquire and an acquisition fee for the due diligence, selection and acquisition of properties that we acquire.

Our advisor is a subsidiary of Grubb & Ellis Realty Investors, LLC, or Grubb & Ellis Realty Investors, and is also partially owned by certain members of the management of Grubb & Ellis Realty Investors, through Grubb & Ellis Apartment Management, LLC, and ROC REIT Advisors, LLC. Grubb & Ellis Realty Investors is the manager of our advisor and, therefore, is able to exert control over its operations and, consequently, our operations. Grubb & Ellis Realty Investors is a wholly owned subsidiary of, and managed by, NNN Realty Advisors, Inc., or NNN Realty Advisors, which is a wholly owned subsidiary of our sponsor, Grubb & Ellis Company.

Q:	Who is Grubb & Ellis Company?

A:	Grubb & Ellis Company, or Grubb & Ellis, headquartered in Santa Ana, California, is one of the nation’s leading commercial real estate services companies. With more than 130 owned and affiliate offices worldwide, Grubb & Ellis offers property owners, corporate occupants and investors comprehensive integrated real estate solutions, including transaction, management, consulting and investment advisory services supported by proprietary market research and extensive local market expertise. Grubb & Ellis Realty Investors, the parent and manager of our advisor, Grubb & Ellis Securities, Inc., our dealer manager, Triple Net Properties Realty, Inc., or Realty, which provides real estate brokerage and other services for our properties, and Grubb & Ellis Residential Management, Inc., or Residential Management, which provides property management services to some of the properties we acquire, are all indirect wholly owned subsidiaries of Grubb & Ellis.

Q:	Who is Grubb & Ellis Realty Investors?

A:	Grubb & Ellis Realty Investors, a Virginia limited liability company formed in 1998, and its affiliates manage a growing portfolio of over 45.4 million square feet of commercial properties, including more than 12,000 apartment units, with a combined value of approximately $6.5 billion based on purchase price, as of June 30, 2008. Grubb & Ellis Realty Investors’ corporate headquarters are located in Santa Ana, California. Grubb & Ellis Realty Investors owns a 50.0% managing member interest in our advisor.

Q.	Who is ROC REIT Advisors?

A:	ROC REIT Advisors, LLC, or ROC REIT Advisors, is a real estate acquisition advisor formed in 2005 by three former executives of Cornerstone Realty Income Trust, Inc., a New York Stock Exchange traded REIT owning apartments throughout the southern and western United States. Cornerstone Realty Income was sold to another public company in April 2005. Stanley J. Olander, Jr., Gus G. Remppies and David L. Carneal are the members of ROC REIT Advisors and were the President, Chief Investment Officer and

Chief Operating Officer, respectively, of Cornerstone Realty Income Trust. They have extensive experience in the acquisition, financing and operations of apartment communities. At the time of its sale, Cornerstone Realty Income Trust owned approximately 23,000 apartment units and had a total market capitalization of approximately $1.5 billion. ROC REIT Advisors owns a 25.0% non-managing member interest in our advisor.

Q:	Who is Grubb & Ellis Apartment Management, LLC?

A:	Grubb & Ellis Apartment Management, LLC, or Grubb & Ellis Apartment Management, is a Virginia limited liability company formed in December 2005 that owns a 25.0% non-managing member interest in our advisor. The members of Grubb & Ellis Apartment Management are Andrea R. Biller, our Secretary and a director, and Grubb & Ellis Realty Investors for the benefit of other employees who perform services for us. Ms. Biller is also General Counsel of our advisor; General Counsel and Executive Vice President of Grubb & Ellis Realty Investors; General Counsel, Executive Vice President, Secretary and a director of NNN Realty Advisors; General Counsel, Executive Vice President and Secretary of Grubb & Ellis; Executive Vice President and Secretary of Grubb & Ellis Healthcare REIT, Inc; and has practiced securities law for 18 years, including five years with the Securities and Exchange Commission in Washington, D.C.

Q:	What conflicts of interest may your advisor face?

A:	Our officers and directors and the owners, officers and directors of our advisor are also involved in the advising and ownership of other REITs and various public and private real estate entities, which may give rise to conflicts of interest. In particular, certain of the owners and officers of our advisor are involved in the management and advising of six other public companies, Grubb & Ellis, Grubb & Ellis Healthcare REIT, Inc., NNN 2002 Value Fund, LLC, NNN 2003 Value Fund, LLC, G REIT Liquidating Trust (successor of G REIT, Inc.) and T REIT Liquidating Trust (successor of T REIT, Inc.), that may compete with our company for the time and attention of these executives, as well as other private entities that may compete with our company or otherwise have similar business interests. Some of our officers and directors are also officers and directors of our advisor and affiliates of our advisor, including: Grubb & Ellis Realty Investors, the parent and manager of our advisor; Grubb & Ellis Securities, Inc., our dealer manager; Realty, which provides real estate brokerage and other services for our properties; Residential Management, which provides property management services to some of the properties we acquire; NNN Realty Advisors, the parent of Grubb & Ellis Realty Investors, Grubb & Ellis Securities, Inc., Realty and Residential Management; and Grubb & Ellis, the sponsor and the parent of NNN Realty Advisors. See “Conflicts of Interest” in the prospectus summary.

These conflicts of interest could limit the time and services that our officers and directors and our advisor and its officers and directors devote to our company, because of the similar services they will be providing to other real estate entities. Conflicts of interest related to investment opportunities presented to both our advisor and other real estate entities that are advised or sponsored by Grubb & Ellis and its affiliates could impair our ability to compete for acquisitions and tenants with these entities.

Q:	What types of real estate properties do you plan to acquire?

A:	We expect to use substantially all of the net proceeds from this offering to acquire a diversified portfolio of apartment communities in select U.S. metropolitan markets, including, but not limited to, metropolitan areas in the mid-Atlantic, southeast and southwest regions of the United States. Because we have limited assets and have not yet identified most of the properties we intend to purchase, we may be considered to be a “blind pool” investment.

Q:	How will Grubb & Ellis Apartment REIT own its real estate properties?

A:	We own our current real estate properties and expect to own all of our future real estate properties through our operating partnership, Grubb & Ellis Apartment REIT Holdings, L.P., or subsidiaries of our operating partnership. We organized our operating partnership to own, operate and manage real estate properties on

x

our behalf. We are the sole general partner of our operating partnership. Our advisor is the initial limited partner of our operating partnership.

Q:	What is an UPREIT?

A:	UPREIT stands for “Umbrella Partnership Real Estate Investment Trust.” An UPREIT is a REIT that holds all or substantially all of its properties through a partnership in which the REIT holds a general partner and/or limited partner interest, approximately equal to the value of capital raised by the REIT through sales of its capital stock. Using an UPREIT structure may give us an advantage in acquiring properties from persons who may not otherwise sell their properties because of unfavorable tax results. Generally, a sale of property directly to a REIT is a taxable transaction to the selling property owner. In an UPREIT structure, a seller of a property who desires to defer taxable gain on the sale of his property may transfer the property to the UPREIT in exchange for limited partnership units in the partnership and defer taxation of gain until the seller later exchanges his limited partnership units on a one-for-one basis for REIT shares or for cash pursuant to the terms of the limited partnership agreement.

The benefits of our UPREIT structure include the following:

• We believe our structure provides us with access to capital for refinancing and growth. Because an UPREIT structure includes a partnership as well as a corporation, we can access the markets through our operating partnership issuing equity or debt as well as our company issuing capital stock or debt securities. Sources of capital include the common stock sold in this offering and possible future issuances of debt or equity through public offerings or private placements.

• Our structure allows stockholders through their ownership of common stock, and the limited partners through their ownership of limited partnership units, an opportunity to participate in the growth of the real estate market through a diversified and ongoing business enterprise.

• The UPREIT structure will provide property owners who transfer their real properties to our operating partnership in exchange for limited partnership units the opportunity to defer the tax consequences that otherwise would arise from a sale of their real properties and other assets to us or to a third party. This will allow us to acquire assets without using as much of our cash and may allow us to acquire assets that the owner would otherwise be unwilling to sell because of tax considerations.

Q:	What is the experience of your Chief Executive Officer, President and Chairman of the Board?

A:	Stanley J. (“Jay”) Olander, Jr., our Chief Executive Officer, President and Chairman of the Board, as well as the Chief Executive Officer and President of our advisor, has been an executive in the real estate industry for almost 30 years. Previously, he served as President and Chief Financial Officer and a member of the board of directors of Cornerstone Realty Income Trust, Inc., a New York Stock Exchange-listed REIT that had a market capitalization of over $1.5 billion and owned over 23,000 apartment units when it merged with Colonial Properties Trust in April 2005. He served in those positions until the company merged with Colonial Properties Trust. Mr. Olander has been responsible for the acquisition and financing of approximately 40,000 apartment units. Mr. Olander will be considered a promoter of our company.

Q:	If I buy shares of Grubb & Ellis Apartment REIT common stock, will I receive distributions and how often?

A:	To maintain our qualification as a REIT, we are required to make annual aggregate distributions to our stockholders of at least 90.0% of our taxable income (excluding net capital gains). We intend to make distributions to our stockholders on a monthly basis.

Q:	How do you calculate the payment of distributions to stockholders?

A:	We calculate our monthly distributions on a daily basis to stockholders of record so your distribution benefits begin to accrue immediately upon becoming a stockholder.

Q:	Can I reinvest my distributions in additional shares of common stock?

A:	Yes, you may elect to participate in our distribution reinvestment plan by checking the appropriate box on the Subscription Agreement, or by filling out an enrollment form we will provide you at your request. The purchase price for shares purchased under our distribution reinvestment plan, or the DRIP, is $9.50 per share.

Q:	Will the distributions I receive be taxable as ordinary income?

A:	Generally, distributions that you receive, including distributions reinvested pursuant to the DRIP, should be taxed as ordinary income to the extent that they are from current or accumulated earnings and profits. We expect that some portion of your distributions may not be subject to tax in the year in which they are received because depreciation expense reduces the amount of taxable income but does not reduce cash available for distribution. The portion of your distribution which is not subject to tax immediately is considered a return of capital for tax purposes and will reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your investment is sold or our company is liquidated, at which time you will be taxed at capital gains rates. However, because each investor’s tax considerations are different, we suggest that you consult with your tax advisor.

Q:	What will you do with the proceeds raised in this offering?

A:	We have used and intend to continue to use substantially all of the net proceeds from this offering to acquire a diversified portfolio of apartment communities in select U.S. metropolitan markets. We intend to invest a minimum of 88.5% of the gross offering proceeds to acquire such properties and pay related acquisition fees and expenses. The remainder of the gross offering proceeds will be used to pay fees and expenses of this offering.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will not reduce your invested capital. Your initial invested capital amount will remain $10.00 per share and your distributions will be based on your $10.00 per share investment.

Q:	What kind of offering is this?

A:	We are offering the public up to 100,000,000 shares of our common stock on a “best efforts” basis.

Q:	How does a “best efforts” offering work?

A:	When securities are offered to the public on a “best efforts” basis, the broker dealers participating in the offering are only required to use their best efforts to sell the securities and have no firm commitment or obligation to purchase any securities. Therefore, no specified dollar amount is guaranteed to be raised.

Q:	How long will this offering last?

A:	The offering will last until the earlier of July 19, 2009, or the date on which the maximum offering has been sold.

Q:	Who can buy shares of your common stock?

A:	You can buy shares of our common stock pursuant to this prospectus provided that you have either (1) a net worth of at least $45,000 and an annual gross income of at least $45,000, or (2) a net worth of at least $150,000. For this purpose, net worth does not include your home, home furnishings or personal automobiles. Please note that these minimum levels are higher in certain states, so you should read the more detailed description in the Investor Suitability Standards section of this prospectus.

Q:	Is there any minimum initial investment required?

A:	Yes. Generally, the minimum initial investment is 100 shares, which equals an investment of $1,000, except for purchases by (1) our existing stockholders, including purchases made pursuant to our distribution reinvestment plan, and (2) existing investors in other programs sponsored by our sponsor, Grubb & Ellis, or any of our sponsor’s affiliates, which may be in lesser amounts. However, in Minnesota, the minimum initial investment is 250 shares, or $2,500, and in North Carolina, the minimum initial investment is 500 shares, or $5,000.

Q:	How do I subscribe for shares of Grubb & Ellis Apartment REIT common stock?

A:	In order to purchase shares of our common stock in this offering, you must review this prospectus in its entirety and complete the Subscription Agreement for a specific number of shares. You will need to pay for the shares at the time you subscribe. A specimen copy of the Subscription Agreement, including instructions for completing it, is included in this prospectus as Exhibit B.

Q:	If I buy shares of common stock in this offering, how can I sell them?

A:	At the time you purchase the shares of common stock, they will not be listed for trading on any national securities exchange or national market system. In fact, there will not be any public market for the shares when you purchase them and we cannot be sure if one will ever develop. As a result, it may be difficult to find a buyer for your shares and realize a return on your investment. You may sell your shares to any buyer unless such sale would violate federal or state securities laws or cause any person or entity to directly or indirectly own more than 9.9% of our outstanding stock or more than 9.9% in value or in number of shares, whichever is more restrictive, of our outstanding common stock or otherwise violate certain restrictions set forth in our charter.

Q:	Does Grubb & Ellis Apartment REIT have a share repurchase plan?

A:	Our board of directors has approved and adopted a share repurchase plan. Under the plan, unless the shares are being repurchased in connection with a stockholder’s death or qualifying disability, you must have held your shares for at least one year, and the prices per share at which we will repurchase shares will be as follows:

• for stockholders who have continuously held their shares for at least one year, the lower of $9.25 or 92.5% of the price paid to acquire shares from us;

• for stockholders who have continuously held their shares for at least two years, the lower of $9.50 or 95.0% of the price paid to acquire shares from us;

• for stockholders who have continuously held their shares for at least three years, the lower of $9.75 or 97.5% of the price paid to acquire shares from us; and

• for stockholders who have continuously held their shares for at least four years, a price determined by our board of directors, but in no event less than 100% of the price paid to acquire shares from us.

If shares are to be repurchased in connection with a stockholder’s death or qualifying disability, the one-year holding period will be waived and the repurchase price will be: (1) for stockholders who have continuously held their shares for less than four years, 100% of the price paid to acquire the shares from us; or (2) for stockholders who have continuously held their shares for at least four years, a price determined by our board of directors, but in no event less than 100% of the price paid to acquire the shares from us.

The board of directors, in its sole discretion, may amend, suspend or terminate the share repurchase plan at any time or refuse to authorize the repurchase of shares.

Q:	Does the company intend to list its common stock? If not, is there any other planned liquidity event?

A:	We will seek to list our shares of common stock on a national securities exchange or have them quoted on a national market system if and when our board of directors determines that such listing would be in the best interests of our stockholders. If we do not list our shares of common stock on a national securities exchange or include them on a national market system before 2013, our board of directors will either seek stockholder approval of (a) an extension of this listing deadline or (b) the liquidation of our company and distribution of the net proceeds to our stockholders.

Q:	Will I receive notification as to how my investment is doing?

A:	You will receive periodic reports on the performance of your investment with us, including:

• an annual report that updates and details your investment;

• an annual report, including audited financial statements, as filed with the Securities and Exchange Commission;

• an annual IRS Form 1099-DIV; and

• supplements to the prospectus, as such may required by the federal securities laws.

Q:	When will I get my tax information?

A:	We intend to mail your Form 1099-DIV tax information by January 31 of each year.

Q:	Who can I contact to answer my questions?

A:	If you have any questions regarding the offering or if you would like additional copies of this prospectus, you should contact your registered representative or:
    Investor Services Department
    Grubb & Ellis Apartment REIT Advisor, LLC
    1551 N. Tustin Ave., Ste. 300
    Santa Ana, CA 92705
    Telephone: (877) 888-7348 or (714) 667-8252
    Facsimile: (714) 667-6843

PROSPECTUS SUMMARY

This summary highlights all material information from this prospectus. Because it is a summary, it may not contain all the information that is important to you. To fully understand this offering, you should carefully read this entire prospectus, including the “Risk Factors” section beginning on page 15. The use of the words “we,” “us”, or “our” refers to Grubb & Ellis Apartment REIT, Inc. and our subsidiaries, including Grubb & Ellis Apartment REIT Holdings, L.P., except where the context otherwise requires.

Our Company and Our Advisor

Grubb & Ellis Apartment REIT, Inc. is a Maryland corporation formed in December 2005. We qualified to be taxed as a REIT for federal income tax purposes commencing with our taxable year ended December 31, 2006 and we intend to continue to be taxed as a REIT.

Grubb & Ellis Apartment REIT Advisor, LLC, or our advisor, is a Virginia limited liability company formed in December 2005 that serves as the advisor for our company. Our advisor is a subsidiary of Grubb & Ellis Realty Investors, LLC, or Grubb & Ellis Realty Investors, and is also partially owned by certain members of the management of Grubb & Ellis Realty Investors, through Grubb & Ellis Apartment Management, LLC, or Grubb & Ellis Apartment Management, and by ROC REIT Advisors, LLC, or ROC REIT Advisors. Grubb & Ellis Realty Investors is an indirect wholly owned subsidiary of Grubb & Ellis Company, Inc. or Grubb & Ellis. Key members of the management of Grubb & Ellis, Grubb & Ellis Realty Investors and ROC REIT Advisors provide us with extensive experience in the real estate industry through their roles with our advisor.

We operate in an umbrella partnership REIT structure, in which our subsidiary operating partnership (or entities wholly owned by our operating partnership) owns all of the properties that we acquire. Our operating partnership is Grubb & Ellis Apartment REIT Holdings, L.P., a Virginia limited partnership formed in December 2005, and we are its sole general partner and a limited partner. Our advisor is a special limited partner in our operating partnership entitling it to specified incentive distributions. Our advisor has also purchased 22,223 shares of our common stock at $9.00 per share, or $200,007, to satisfy the requirements of the North American Securities Administrators Association, or NASAA. References in this prospectus to “us,” “we” or “our company” refer to Grubb & Ellis Apartment REIT, Inc. and our subsidiaries, including Grubb & Ellis Apartment REIT Holdings, L.P., unless the context otherwise requires, and “our advisor” means Grubb & Ellis Apartment REIT Advisor, LLC.

Our headquarters are located at 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705 and our telephone number is 1-877-888-7348. Our sponsor maintains a web site at www.gbe-reits.com at which there is additional information about us and our affiliates. The contents of that site are not incorporated by reference in, or otherwise a part of, this prospectus.

Our Business and Objectives

Our objective is to acquire quality apartment communities so we can provide our stockholders with:

•	stable cash flow available for distribution to our stockholders;

•	preservation of capital; and

•	growth of income and principal without taking undue risk.

We believe the following will be key factors for our success in meeting our objectives.

Following Demographic Trends and Population Shifts to Find Attractive Tenants in Quality Apartment Community Markets

According to the U.S. Census Bureau, nearly 80.0% of total U.S. population growth between 2000 and 2030 will occur in the South and West, with three states, Florida, California and Texas, each gaining more than 12 million people. Included in the top five growth states are Arizona and North Carolina, projected to add 5.6 million and 4.2 million people, respectively. Accordingly, we will emphasize property acquisitions in regions of the United States that seem likely to benefit from the ongoing population shift and/or are poised for strong economic growth. We believe these markets will likely attract quality tenants who have good income and strong credit profiles and choose to rent an apartment rather than buy a home because of their life circumstances.

Leveraging the Experience of Our Management

We believe that a critical success factor in property acquisition lies in possessing the flexibility to move quickly when an opportunity presents itself to buy or sell a property. We believe that employing highly qualified industry professionals allows us to better achieve this objective.

Each of our key executives has considerable experience building successful real estate companies. As an example, one of our principals, Mr. Olander, has been responsible for the acquisition and financing of approximately 40,000 apartment units, has been an executive in the real estate industry for almost 30 years, and previously served as President and Chief Financial Officer and a member of the board of directors of Cornerstone Realty Income Trust, Inc. Likewise, Messrs. Remppies and Carneal are the former Chief Investment Officer and Chief Operating Officer, respectively, of Cornerstone Realty Income Trust, where they oversaw the growth of that company. From year end 1997, when the company’s shares were listed on the New York Stock Exchange, Cornerstone Realty Income Trust grew from owning approximately 12,000 apartments mainly concentrated in four major markets to owning approximately 23,000 apartments across 17 major markets in 2004 when its merger with Colonial Properties Trust was announced. This growth represented a 100% increase in total assets over seven years and an average growth of over 14.0% per year.

Summary Risk Factors

An investment in our common stock involves a number of risks. We urge you to carefully consider the matters discussed under “Risk Factors” beginning on page 15 before investing in our company. Such risks include, among several others, those described below. However, while the material risks are listed in this Prospectus Summary, you should consider carefully all of the other information included in this prospectus before you decide to purchase any shares of our common stock, including the matters discussed in the section entitled “Risk Factors.”

•	As of the date of this prospectus, we have acquired only a limited number of properties. Therefore, we may be considered a “blind pool” investment opportunity. We have not committed most of the net proceeds of the offering to any specific investment. Investors will not be able to evaluate the economic merits of most of the investments we make with our net proceeds. We may be unable to invest the net proceeds on acceptable terms to investors, or at all. If we are unable to acquire suitable properties, or suffer a delay in making any acquisitions, we may not have any cash flow available for distribution to you as a stockholder.

•	Many of our officers and non-independent directors may have substantial conflicts of interest because they also serve as officers and directors of our sponsor, our advisor, our dealer manager and their affiliates, that may compete with our company for the time and attention of these executives.

•	Any existing or future agreements between us and our advisor, our dealer manager and their affiliates, including agreements relating to their compensation such as the dealer manager agreement, the advisory agreement and any property management agreements, were not and will not be reached through arm’s-length negotiations. In addition, fees payable to our dealer manager and our advisor in our organizational stage are based upon the gross offering proceeds and not on our or our properties’ performance. Such agreements may require us to pay more than we would if we were using unaffiliated third parties and may not solely reflect your interests as a stockholder of our company.

•	We rely on our advisor, an affiliate of some of our officers and directors, to manage our business and properties and the success of our business depends on the ability of our advisor to manage our day-to-day operations. Any adversity experienced by our advisor or in our relationship with our advisor could disrupt the operation of our properties and materially decrease our earnings.

•	To the extent we sell substantially less than the maximum number of shares, we may not have sufficient funds after the payment of offering and related expenses to acquire a diverse portfolio of properties. The resulting lack of property and geographic diversification would materially increase the risk involved in purchasing our common stock.

•	Grubb & Ellis Realty Investors, the parent and manager of our advisor, also serves as manager of the advisor to Grubb & Ellis Healthcare REIT, Inc., a publicly registered REIT, and as the manager of two other publicly registered entities, NNN 2002 Value Fund, LLC and NNN 2003 Value Fund, LLC, that acquire or own office buildings. Grubb & Ellis Realty Investors also serves in similar capacities for a number of other private programs and properties. These relationships will result in further conflicts of interest between our company and some of our officers and directors, who work for our advisor and also work for Grubb & Ellis Realty Investors. These and other conflicts may result in such officers and directors taking actions and making decisions that do not solely reflect your interests as a stockholder of our company.

•	We have the ability to incur debt up to 300.0% of our net assets, or more if such excess is approved by a majority of our independent directors and is disclosed in our next quarterly report along with justification for such excess, which could lead to an inability to pay distributions to our stockholders if our debt service payments exceed our operating cash flow.

•	Any distributions we pay to our stockholders may include a return of capital and not a return on your capital.

•	If we do not remain qualified as a REIT for federal income tax purposes, we will be subject to corporate level taxation and we will not be required to pay any distributions to our stockholders.

•	We have paid distributions with sources other than cash flow from operations, including from the proceeds of this offering and from borrowed funds; if we pay future distributions from sources other than cash flow from operations, we will have fewer funds for real estate investments and your overall return may be reduced.

•	There is no public market for our common stock and it may not be listed on a national securities exchange or quoted on a national market system. It is not likely that there will be an active trading market for our common stock. You may not be able to easily resell your shares or to resell your shares at a price that is equal to or greater than the price you paid for them. There are significant restrictions on the ownership, transfer and redemption of your shares.

•	Because our dealer manager is an affiliate of our company and our advisor, you cannot consider the dealer manager’s due diligence investigation of our company to be an independent review of our company. That due diligence review may not be as meaningful as a review conducted by an unaffiliated broker dealer.

•	Our board of directors has the power to issue and set the terms of up to 50,000,000 shares of preferred stock, including preferred stock having superior dividend rights to our common stockholders, without your approval, which may deter or prevent a sale of our company in which you could profit.

If we are unable to effectively manage the impact of these and other risks, our ability to meet our investment objectives will be substantially impaired. In turn, the value of your common stock and our ability to make distributions to you will be materially reduced.

Our Property Acquisition Strategy

Our company’s primary business strategy is to (1) purchase and hold a diverse portfolio of apartment communities with strong and stable cash flow and growth potential in select U.S. metropolitan areas and (2) preserve our stockholders’ capital. Areas and states we will especially focus on include, but are not limited to, metropolitan areas in the mid-Atlantic, southeast and southwest regions of the United States that seem likely to benefit from the ongoing population shift discussed above or are poised for strong economic growth. However, we may invest in other markets as well, and there is no limitation on the geographic areas in which we may acquire apartment communities. We will generally seek to acquire well located and well constructed properties where the average income of the tenants generally exceeds the average income for the metropolitan area in which the community is located.

Our primary investment focus is existing Class A apartment communities that produce immediate rental income. However, we may acquire newly developed communities with some lease-up risk if we believe the investment will result in long-term benefits for our stockholders. We generally purchase newer properties, less than five years old, with reduced capital expenditure requirements and high occupancy. However, we may purchase older properties, including properties that need capital improvements or lease-up to maximize their value and enhance stockholder returns. We do not anticipate a significant focus on such properties.

We may also consider purchasing apartment communities that include land or development opportunities as part of the purchase package. Such acquisitions will be no more than 10.0% of the aggregate portfolio value, and our company’s intent is to transfer development risk to the developer. Acquisitions of this type, while permitted, are not anticipated and do not represent a primary objective of our acquisition strategy.

We believe that our strategy for apartment community acquisitions will benefit our company and our stockholders for the following reasons:

•	We intend to preserve capital through selective acquisitions and professional management, whereby we intend to increase rental rates, maintain high economic occupancy rates, reduce tenant turnover, make value-enhancing and income producing capital improvements where appropriate, and control operating costs and capital expenditures.

•	We intend to purchase apartment properties in growth markets, at attractive prices relative to replacement cost, and obtain immediate income from tenant rents with the potential for appreciation in value over time.

Because we have limited assets and have not yet identified most of the properties we intend to purchase, we may be considered to be a “blind pool” investment. We intend to acquire additional properties with the net proceeds of this offering. As we acquire additional properties, we will provide supplements to this prospectus to describe those properties.

We anticipate that the purchase price of properties we acquire will vary widely depending on a number of factors, including size and location. In addition, the cost to our company will vary based on the amount of debt we incur in connection with financing the acquisition. If we fail to raise significant proceeds above our minimum offering amount, we will not be able to purchase a diverse portfolio of properties. If the maximum offering amount is sold, we will likely acquire a substantial number of properties; however, it is difficult to predict with precision the actual number of properties that we will actually acquire because the purchase prices of properties varies widely and our investment in each will vary based on the amount of leverage we use.

Other Real Estate Investments

Although our focus is on apartment communities, our charter and bylaws do not preclude us from acquiring other types of properties. We may acquire other real estate assets, including, but not limited to, income producing commercial properties, such as retail shopping centers and office buildings. The purchase of any apartment community or other property type will be based upon the best interests of our company and our stockholders as determined by our board of directors. Regardless of the mix of properties we may own, our primary business objectives are to maximize stockholder value by acquiring apartment communities that have strong and stable cash flow and growth potential and to preserve capital.

Our Board of Directors and Executive Officers

We operate under the direction of our board of directors, the members of which are accountable to us and our stockholders as fiduciaries. The board of directors is responsible for the management and control of our affairs. We have five directors, including Stanley J. Olander, Jr., our Chairman of the Board of Directors, Andrea R. Biller, Glenn W. Bunting, Jr., Robert A. Gary, IV and W. Brand Inlow. Messrs. Bunting, Gary and

Inlow are independent of us, our advisor and our advisor’s affiliates. Our stockholders will elect our directors annually.

We have seven executive officers, including Mr. Olander, our Chief Executive Officer and President, and Ms. Biller, our Secretary, who also serve as directors, as well as David L. Carneal, our Executive Vice President and Chief Operating Officer, Gus G. Remppies, our Executive Vice President and Chief Investment Officer, Scott D. Peters, our Executive Vice President, Shannon K S Johnson, our Chief Financial Officer and Cora Lo, our Assistant Secretary.

Legal Proceedings

We are not presently subject to any material litigation. To our knowledge, there is no material litigation threatened against us. We may become subject in the future to litigation, including routine litigation arising in the ordinary course of business.

Regulation

Our apartment communities are subject to various laws, ordinances and regulations, including regulations relating to recreational facilities such as swimming pools, activity centers and other common areas. We intend to acquire the necessary permits and approvals under present laws, ordinances and regulations to operate our business.

The Dealer Manager

An affiliate of our advisor, Grubb & Ellis Securities, Inc., assists us in selling our common stock under this prospectus by serving as the dealer manager of this offering. Since August of 1986, our dealer manager has assisted various syndicated real estate investment trusts, limited partnerships, limited liability companies and other real estate entities in raising money to invest in real estate. Grubb & Ellis Securities, Inc., is an indirect wholly owned subsidiary of Grubb & Ellis.

This Offering

We are offering for sale a maximum of 100,000,000 shares. Each share has a purchase price of $10.00. Generally, the minimum initial investment is 100 shares, except for purchases by (1) our existing stockholders, including purchases made pursuant to our distribution reinvestment plan, and (2) existing investors in other programs sponsored by our sponsor, Grubb & Ellis, or any of our sponsor’s affiliates, which may be in lesser amounts. However, in Minnesota, the minimum initial investment is 250 shares, and in North Carolina, the minimum initial investment is 500 shares. This offering is being conducted on a “best efforts” basis, which means that the securities dealers participating in this offering are under no obligation to purchase any of the shares and, therefore, no specified dollar amount is guaranteed to be raised. On October 5, 2006, we received and accepted subscriptions exceeding the minimum offering. We will sell shares until the earlier of July 19, 2009, or the date on which the maximum offering has been sold.

In addition, we expect to issue up to 5,000,000 shares to stockholders who elect to participate in our distribution reinvestment plan.

Use of Proceeds

We will use the net proceeds of this offering to purchase suitable properties, to repay debt that we may assume when acquiring properties and to pay the amounts due to our advisor, our dealer manager and their affiliates.

Distributions

As a REIT, we must distribute at least 90.0% of our annual taxable income (excluding net capital gains) to our stockholders. Because we have not identified most of the properties which we intend to acquire, we cannot give any assurances as to when or if we will make distributions. However, if our properties generate sufficient cash flow, we intend to pay regular monthly distributions to our stockholders out of our cash available for distribution, in an amount determined by our board of directors. The amount of distributions depends upon a variety of factors, including:

•	our cash available for distribution;

•	our overall financial condition;

•	our capital requirements;

•	the annual distribution requirements applicable to REITs under the federal income tax laws; and

•	such other considerations as our board of directors may deem relevant.

Our company provides the following programs to facilitate investment in our shares and to provide limited liquidity for stockholders:

•	the distribution reinvestment plan; and

•	the share repurchase plan.

Compensation to Our Advisor, the Dealer Manager and their Affiliates

We pay, or will pay in the future, to our advisor, the dealer manager and their affiliates substantial amounts for assisting us in this offering and sale of our common stock and for managing our business and assets.

In connection with the sale of our common stock in this offering, the dealer manager and our advisor receives the following fees:

	Calculation of	Amount if
Description of Fee	Fee	Maximum Sold

• Selling Commissions	Up to 7.0% of gross offering proceeds.	$70,000,000

• Marketing Allowance and Accountable Due Diligence Expense Reimbursement	Up to 3.0% of gross offering proceeds as follows: 2.5% for non-accountable marketing allowance and 0.5% for accountable bona fide due diligence expense reimbursement.	$30,000,000

• Other Organizational and Offering Expenses	Our advisor or one of its affiliates may advance, and we will reimburse it up to 1.5% of the gross proceeds of this offering for organizational and offering expenses incurred on our behalf in connection with this offering. The reimbursement of these expenses is not subject to the limitation on reimbursements for operating expenses to our advisor or one of its affiliates, which, for any four consecutive fiscal quarters then ended, cannot exceed the greater of 2.0% of our average invested assets or 25.0% of our net income for such year.	Actual amounts are based on actual funds advanced. We estimate that a total of $15,000,000 will be reimbursed if the maximum offering is sold.

In connection with the management of our business and properties, we pay our advisor or an affiliate the following fees:

	Calculation of	Amount if
Description of Fee	Fee	Maximum Sold

• Acquisition fee and reimbursement of acquisition expenses	For its services in connection with the due diligence, selection and acquisition of a property, our advisor or one of its affiliates receives an acquisition fee from us equal to up to 3.0% of the purchase price of the property acquired or up to 4.0% of the total development cost of any development property acquired, as applicable. We also reimburse our advisor or one of its affiliates for expenses related to selecting, evaluating and acquiring properties. Reimbursement of acquisition expenses paid to our advisor and its affiliates, excluding amounts paid to third parties, will not exceed 0.5% of the purchase price. The reimbursement of acquisition fees and expenses, including real estate commissions paid to third parties, cannot exceed 6.0% of the purchase price for a property or the total development cost of a property, as applicable.	Actual amounts depend upon the purchase price of properties acquired or the total development cost of properties acquired for development and, therefore, cannot be determined at the present time.

• Asset management fee	Subject to our stockholders receiving annualized distributions in an amount equal to 5.0% per annum of our invested capital, we pay our advisor or one of its affiliates an annual asset management fee for managing our day-to-day operations, which is equal to 1.0% of our average invested assets. Average invested assets include any property-related debt; therefore, fully leveraging our portfolio could increase the asset management fee payable to our advisor or one of its affiliates. The asset management fee is calculated and payable monthly in cash or shares, at the option of our advisor or one of its affiliates, not to exceed one-twelfth of 1.0% of our average invested assets as of the last day of the immediately preceding quarter.	Actual amounts depend upon distributions to our stockholders and assets invested by our company and, therefore, cannot be determined at the present time.

	Calculation of	Amount if
Description of Fee	Fee	Maximum Sold

• Property management fee	Realty or Residential Management, both affiliates of our advisor, serve as the property manager of certain of our properties and receive up to 4.0% of the monthly gross receipts generated by those properties, some of which may be re-allowed to a third party property manager.	Actual amounts depend upon the gross income of the properties and, therefore, cannot be determined at the present time.

• Compensation for Additional Services	If we request our advisor or one of its affiliates to render services for our company other than those required to be rendered by our advisor under the advisory agreement, the additional services, if our advisor elects to perform them, will be compensated separately on terms to be agreed upon between our advisor or its affiliate and us. The rate of compensation for these services must be approved by a majority of our board of directors, including a majority of our independent directors, and cannot exceed an amount that would be paid to unaffiliated third parties for similar services.	Actual amounts depend upon the services provided and, therefore, cannot be determined at the present time.

• Reimbursable Expenses	We reimburse our advisor or its affiliates for operating expenses incurred in rendering services to us, subject to certain limitations. However, we cannot reimburse our advisor and its affiliates for operating expenses that exceed the greater of: (i) 2.0% of our average invested assets, or (ii) 25.0% of our net income, unless our independent directors determine that such excess expenses were justified based on unusual and non-recurring factors.	Actual amounts depend upon the services provided and, therefore, cannot be determined at the present time.

Upon the disposition of any property, we will pay our advisor or an affiliate the following fee:

	Calculation of	Amount if
Description of Fee	Fee	Maximum Sold

• Disposition fee	To the extent it provides a substantial amount of services in connection with the sale of one or more of our properties, our advisor or one of its affiliates will receive fees equal to the lesser of 1.75% of the sale price or 50.0% of the sales commission that would have been paid to a third party sales broker but in no event shall such fee exceed an amount equal to 3.0% of the contracted for sales price.	Actual amounts depend upon the sales price of properties and, therefore, cannot be determined at the present time.

Our advisor is also entitled to certain distributions with respect to its status as a special limited partner in our operating partnership, as follows:

	Calculation of	Amount if
Description of Fee	Fee	Maximum Sold

• Incentive distribution upon sales
Equal to 15.0% of the net proceeds of the sale of the property after we have received, and paid to our stockholders, the sum of:

• the amount of capital we invested in our operating partnership; and

• any shortfall in our 8.0% annual cumulative, non-compounded return on the capital we invested in our operating partnership.

Until such time as stockholders receive such 8.0% return, our advisor will not receive any incentive distributions. There is no assurance we will be able to pay an annual 8.0% return to our stockholders. Thus, the 8.0% return is disclosed solely as a measure for our advisor’s incentive compensation.
Actual amounts depend upon the sales price of properties and, therefore, cannot be determined at the present time.

• Incentive distribution upon listing	In the event of termination of the advisory agreement due to listing of our shares on a national securities exchange or national market system, our advisor will be entitled to an incentive distribution equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the amount of capital we invested in our operating partnership plus an 8.0% per annum cumulative, non-compounded return on such invested capital. This distribution may be in the form of cash, units of limited partnership interest in our operating partnership or shares of our common stock.	Actual amounts depend upon the market value of our outstanding stock at the time of listing, among other factors, and, therefore, cannot be determined at the present time.

	Calculation of	Amount if
Description of Fee	Fee	Maximum Sold

There is no assurance we will be able to pay an annual 8.0% return to our stockholders. Thus, the 8.0% return is disclosed solely as a measure for our advisor’s incentive compensation. Upon our advisor’s receipt of the incentive distribution upon listing, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties.

• Fees payable upon termination of Advisory Agreement	In the event of termination of the advisory agreement due to an internalization of our advisor in connection with our conversion to a self-administered REIT, our advisor will be entitled to compensation to be determined by negotiation between our advisor and our independent directors. Upon our advisor’s receipt of such compensation, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties. In connection with the termination of the advisory agreement other than due to a listing of our shares on a national securities exchange or national market system or due to the internalization of our advisor in connection with our conversion to a self-administered REIT, we may cause our operating partnership to redeem our advisor’s special limited partner units, for cash, units of limited partnership interests in our operating partnership or shares of our common stock, in an amount equal to what our advisor would have received pursuant to the incentive distribution upon sales if our operating partnership immediately sold all of its assets at fair market value.	Actual amount depends upon many factors to be negotiated between our advisor and our independent directors and, therefore, cannot be determined at the present time.

All of this compensation is more fully described under “Compensation Table.” Except as described above, we do not intend to pay our affiliates in shares of our common stock or units of limited partnership interests in our operating partnership for the services they provide to us, but we reserve the right to do so if our board of directors, including a majority of our independent directors, determines in its good faith that it is in our company’s best interest to do so.

Conflicts of Interest

Our officers and directors and the owners and officers of our advisor are also involved in the advising and ownership of other REITs and various real estate entities, which may give rise to conflicts of interest. In particular, certain of the owners and officers of our advisor are involved in the management and advising of Grubb & Ellis Healthcare REIT, Inc., NNN 2002 Value Fund, LLC, NNN 2003 Value Fund, LLC, G REIT Liquidating Trust and T REIT Liquidating Trust that acquire or our office buildings and may compete with our company for the time and attention of these executives, as well as other private entities that may compete with our company or otherwise have similar business interests. Some of our officers and directors are also owners and officers of our advisor and affiliates of our advisor, including: Grubb & Ellis Realty Investors, the parent and manager of our advisor; Grubb & Ellis Securities, Inc., our dealer manager; Realty, which provides real estate brokerage and other services for our properties; Residential Management, which provides property management services to some of the properties we acquire; NNN Realty Advisors, the parent company of Grubb & Ellis Realty Investors, Grubb & Ellis Securities, Inc. Realty and Residential Management; and Grubb & Ellis, our sponsor. Ownership of these various entities by our officers and directors and the owners, officers and directors of our advisor is set forth below in the sections entitled “Organizational Chart for Our Company and Our Advisor” and “Organizational Chart for Our Advisor’s Affiliates.” The following chart sets forth the positions each of these persons holds with the entities affiliated with us and our advisor:

Name	Entity	Title

Stanley J. Olander, Jr.	Grubb & Ellis Apartment REIT, Inc.	Chief Executive Officer, President and Chairman of the Board
	Grubb & Ellis Apartment REIT Advisor, LLC Grubb & Ellis Company	Chief Executive Officer and President Executive Vice President, Multifamily

	Grubb & Ellis Residential Management, Inc.	Chief Executive Officer, President and Chairman of the Board

David L. Carneal	Grubb & Ellis Apartment REIT, Inc.	Executive Vice President and Chief Operating Officer
	Grubb & Ellis Apartment REIT Advisor, LLC	Executive Vice President and Chief Operating Officer

	Grubb & Ellis Residential Management, Inc.	Executive Vice President

Gus G. Remppies	Grubb & Ellis Apartment REIT, Inc.	Executive Vice President and Chief Investment Officer
	Grubb & Ellis Apartment REIT Advisor, LLC	Executive Vice President and Chief Investment Officer

	Grubb & Ellis Residential Management, Inc.	Executive Vice President

Name	Entity	Title

Shannon K S Johnson	Grubb & Ellis Apartment REIT, Inc.	Chief Financial Officer
	Grubb & Ellis Realty Investors, LLC	Financial Reporting Manager

Andrea R. Biller	Grubb & Ellis Apartment REIT, Inc.	Secretary and Director
	Grubb & Ellis Apartment REIT Advisor, LLC	General Counsel
	Grubb & Ellis Company	General Counsel, Executive Vice President and Secretary
	Grubb & Ellis Realty Investors, LLC	General Counsel and Executive Vice President

Cora Lo	Grubb & Ellis Apartment REIT, Inc.	Assistant Secretary
	Grubb & Ellis Company	Senior Corporate Counsel

These conflicts of interest could limit the time and services that our officers and directors and our advisor and its officers devote to our company because of the similar services they will be providing to other real estate entities. Conflicts of interest related to investment opportunities presented to both our advisor and other real estate entities that are advised or sponsored by Grubb & Ellis could impair our ability to compete for acquisitions and tenants with these entities.

Organizational Chart for Our Company and Our Advisor

The following chart shows the ownership of our company and our advisor as of the date of this prospectus.

Organizational Chart for Our Advisor’s Affiliates

The following chart shows the ownership of the various entities that are affiliated with our advisor’s affiliates as of the date of this prospectus.

RISK FACTORS

Before you invest in our common stock, you should be aware that your investment is subject to various risks, including those described below. You should carefully consider these risks together with all of the other information included in this prospectus before you decide to purchase any shares of our common stock.

Limited Operating History

We and our advisor have limited business operations, which makes our future performance and the performance of an investment in our common stock difficult to predict.

We were incorporated and our advisor was organized in December 2005. We and our advisor have limited operating histories. Our business is subject to the risks inherent in the establishment of a new business enterprise, including an inability to raise proceeds in this offering, to implement our investment strategy and being unable to adequately manage our operations and growth. Because we and our advisor were only recently formed and have engaged in limited operations, we can provide you with only limited financial information with respect to us or our advisor or any properties that would be available from an institution with a history of operations. Therefore, our future performance and the performance of an investment in our common stock are difficult to predict. We cannot assure you that we will ever operate profitably.

We have only identified a limited number of properties to acquire with the net proceeds of this offering.

We have only identified a limited number of properties to acquire with the proceeds of this offering. As a result, we may be considered a “blind pool” investment opportunity and we cannot give you information as to the identification, location, operating histories, lease terms or other relevant economic and financial data regarding most of the properties that we will purchase with the net proceeds of this offering. You will be unable to evaluate the manner in which most of the net proceeds are invested and the economic merits of our investments prior to purchasing shares of our common stock. We may experience a delay between your purchase of our shares and our purchase of additional properties. Such a delay will result in a delay in the benefits to you, if any, of an investment in our company, including delay in the payment of any distributions to you as a stockholder.

Our success is totally dependent on our ability to acquire properties. Thus, your investment is subject to the risks attendant to real estate acquisitions, such as:

•	the risk that properties may not perform in accordance with expectations, including projected occupancy and rental rates;

•	the risk that we may overpay for properties; and

•	the risk that we may have underestimated the cost of improvements required to bring an acquired property up to standards established for its intended use or its intended market position.

If we are unable to find suitable investments, we may not be able to achieve our investment objectives.

You must rely on our advisor and board of directors to evaluate our investment opportunities; and our advisor may not be able to achieve our investment objectives, may make unwise decisions or may make decisions that are not in our best interest because of conflicts of interest. Further, we cannot assure you that acquisitions of real estate or real estate related securities made using the proceeds of this offering will produce a return on investment or will generate cash flow to enable us to make distributions to you.

We face competition from other apartment communities and for other investment opportunities, which may limit our profitability and returns to you.

The residential apartment community industry is highly competitive. This competition could reduce occupancy levels and revenues at our apartment communities, which would adversely affect our operations. We face competition from many sources. We face competition from other apartment communities both in the immediate vicinity and the geographic market where our apartment communities are and will be located.

Overbuilding of apartment communities may occur. If so, this will increase the number of apartment units available and may decrease occupancy and apartment rental rates. In addition, increases in operating costs due to inflation may not be offset by increased apartment rental rates.

We also face competition for other investment opportunities. These competitors may be other REITs and other entities that have substantially greater financial resources than we do. We also face competition for investors from other residential apartment community REITs and real estate entities.

There may be delays in our investments in real property, and this delay may decrease the return to stockholders.

We may experience delays in finding suitable apartment communities to acquire. Pending investment of the proceeds of this offering in real estate, and to the extent the proceeds are not invested in real estate, the proceeds will be invested in permitted temporary investments such as U.S. government securities, certificates of deposit or commercial paper. The rate of return on those investments has fluctuated in recent years and may be less than the return obtainable from real estate or other investments.

Limited Working Capital

We have limited sources of working capital and may not be able to obtain capital on acceptable terms or at all, decreasing the value of your investment.

We may not be able to fund our working capital needs. As a REIT, we are required to distribute at least 90.0% of our taxable income (excluding net capital gains) to our stockholders in each taxable year. However, depending on the size of our operations, we will require a minimum amount of capital to fund our daily operations. We may have to obtain financing from either affiliated or unaffiliated sources to meet such cash needs. This financing may not be available to us on acceptable terms or at all, which could adversely affect our operations and decrease the value of your investment in us.

Lack of Investment Diversification

We are not diversified and are dependent on our investment in a single asset class, making our performance more vulnerable to economic downturns in the apartment industry than if we had diversified investments.

Our current strategy is to acquire interests primarily in apartment communities in select metropolitan areas throughout the United States. As a result, we are subject to the risks inherent in investing in a single asset class. A downturn in demand for residential apartments may have more pronounced effects on the amount of cash available to us for distribution or on the value of our assets than if we had diversified our investments across different asset classes.

The effect of adverse conditions at specific properties will be magnified to the extent we are able to acquire only a limited number of properties.

A lack of diversity in the properties in which we invest could increase risk to our stockholders. If we fail to raise significant proceeds under this offering, we will not be able to purchase a diverse portfolio of properties and may only be able to purchase a limited number of properties. In that event, our performance will depend directly on the success of those limited number of properties. Adverse conditions at those limited number of properties or in the location in which the properties exist would have a direct negative impact on our performance.

Acquisition Risks

Our inability to obtain funding for acquisitions could prevent us from realizing our objectives and would adversely impact the distributions we pay to you and the value of an investment in shares of our common stock.

We may not be able to obtain financing to acquire additional properties, which would limit the number of properties we could acquire and subject an investment in our common stock to further risk. As a REIT, we are required to distribute at least 90.0% of our taxable income (excluding net capital gains) to our stockholders in each taxable year, and thus our ability to retain internally generated cash is limited. Accordingly, our ability to acquire properties or to make capital improvements to or remodel properties depends on our ability to obtain debt or equity financing from third parties or the sellers of properties.

If mortgage debt is unavailable at reasonable rates, we may not be able to finance the purchase of properties. If we place mortgage debt on properties, we run the risk of being unable to refinance the properties when the loans become due, or of being unable to refinance on favorable terms, if at all. If interest rates are higher when we refinance the properties, our income could be reduced. If any of these events occur, our cash flow would be reduced. This, in turn, would reduce cash available for distribution to you and may hinder our ability to raise more capital.

Further, we cannot assure you that we will receive any proceeds from the DRIP or, if we do, that such proceeds will be available or adequate to acquire properties.

We have and are likely to incur mortgage and other indebtedness, which may increase our business risks.

Significant borrowings by us increase the risks of an investment in our common stock. If there is a shortfall between the cash flow from properties and the cash flow needed to service our indebtedness, then the amount available for distributions to our stockholders may be reduced. In addition, incurring mortgage debt increases the risk of loss since defaults on indebtedness secured by a property may result in lenders initiating foreclosure actions. In that case, we could lose the property securing the loan that is in default, thus reducing the value of an investment in shares of our common stock. If any mortgages or other indebtedness contain cross-collateralization or cross-default provisions, a default on a single loan could affect multiple properties.

Additionally, when providing financing, a lender may impose restrictions on us that affect our distribution and operating policies and our ability to incur additional debt. Loan documents we enter into may contain covenants that limit our ability to further mortgage the property, merge with another company, discontinue insurance coverage, or replace our advisor. These or other limitations may limit our flexibility and our ability to achieve our operating plans. Our failure to meet these restrictions and covenants could result in an event of default and result in the foreclosure of some or all of our properties.

Furthermore, we may give full or partial guarantees to lenders of mortgage debt on behalf of the entities that own our properties. When we give a guaranty on behalf of an entity that owns one of our properties, we are responsible to the lender for satisfaction of the debt if it is not paid by such entity.

Competition with entities that have greater financial resources could make it more difficult for us to acquire attractive properties and achieve our investment objectives.

We compete for investment opportunities with entities with substantially greater financial resources. These entities may be able to accept more risk than our board of directors believes is in our best interests. This competition may limit the number of suitable investment opportunities offered to us. This competition also may increase the bargaining power of property owners seeking to sell to us, making it more difficult for us to acquire properties. In addition, we believe that competition from entities organized for purposes similar to ours may increase in the future.

Distributions May be Paid with Offering Proceeds or Borrowed Funds and May Include a Return of Capital

We may not have sufficient cash available from operations to pay distributions. As a result, distributions may be paid with offering proceeds or borrowed funds and may include a return of capital.

The amount of the distributions to our stockholders is determined by our board of directors and is dependent on a number of factors, including funds available for payment of distributions, our financial condition, capital expenditure requirements and annual distribution requirements needed to maintain our status as a REIT. As a result, our distribution rate and payment frequency may vary from time to time. During the early stages of our operations, we may not have sufficient cash available from operations to pay distributions. Therefore, we may need to use proceeds from this offering or borrow funds to make cash distributions in order to maintain our status as a REIT, which may reduce the amount of proceeds available for investment and operations or cause us to incur additional interest expense as a result of borrowed funds. Further, if the aggregate amount of cash distributed in any given year exceeds the amount of our REIT taxable income generated during the year, the excess amount will be deemed a return of capital.

No Market for Our Common Stock

The absence of a public market for our common stock makes it difficult for you to sell your shares.

You should view our common stock as illiquid and must be prepared to hold their shares of our common stock for an indefinite length of time. There currently is no public market for our common stock, and initially we do not expect a market to develop. We have no current plans to cause shares of our common stock to be listed on any securities exchange or quoted on any market system or in any established market either immediately or at any definite time in the future. While we, acting through our board of directors, may attempt to cause shares of our common stock to be listed or quoted if our board of directors determines this action to be in our stockholders’ best interests, there can be no assurance that this event will ever occur. Stockholders may be unable to resell their shares of our common stock at all, or may be able to resell them only at a later date at a substantial discount from the purchase price. Thus, shares of our common stock should be considered a long-term investment. In addition, there are restrictions on the transfer of shares of our common stock. In order to qualify as a REIT, shares of our common stock must be beneficially owned by 100 or more persons and no more than 50.0% of the value of our issued and outstanding shares may be owned directly or indirectly by five or fewer individuals. Our charter provides that no person may own more than 9.9% in value of our issued and outstanding shares of capital stock or more than 9.9% in value or in number of shares, whichever is more restrictive, of the issued and outstanding shares of our common stock. Any purported transfer of our shares that would result in a violation of either of these limits will result in such shares being transferred to a trust for the benefit of a charitable beneficiary or such transfer being declared null and void.

The per-share offering price of our common stock has been arbitrarily established by us and may not reflect the true value of shares of our common stock; therefore stockholders may have paid more for a share of our common stock than such share is actually worth.

If we were to list the shares of our common stock on a national securities exchange or national market system, the share price of our common stock might drop below our stockholder’s original investment. Prospective investors should not assume that the per share offering price of our common stock reflects the intrinsic or realizable value of the common stock or otherwise reflects our value, earnings or other objective measures of worth.

Conflicts of Interest

Throughout this prospectus, references to affiliates of a person generally mean:

•	any person directly or indirectly owning, controlling or holding, with the power to vote, 10.0% or more of the outstanding voting securities of such other person;

•	any person 10.0% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other person;

•	any person directly or indirectly controlling, controlled by or under common control with such other person;

•	any executive officer, director, manager, trustee or general partner of such other person; and

•	any legal entity for which such person acts as an executive officer, director, manager, trustee or general partner.

The conflicts of interest described below may mean we are not managed solely in our stockholders’ best interests, which may adversely affect our results of operations and the value of an investment in our common stock.

Many of our officers and non-independent directors and our advisor’s officers have conflicts of interest in managing our business and properties. Thus, they may make decisions or take actions that do not solely reflect our stockholders’ interests. Our officers and directors and the owners and officers of our advisor are also involved in the advising and ownership of other REITs and various real estate entities, which may give rise to conflicts of interest. In particular, certain of the owners and officers of our advisor are involved in the management and advising of Grubb & Ellis Healthcare REIT, Inc., NNN 2002 Value Fund, LLC, NNN 2003 Value Fund, LLC, G REIT Liquidating Trust, and T REIT Liquidating Trust. They may compete with us for the time and attention of these executives, as well as other private entities that may compete with us or otherwise have similar business interests. Additionally, some of our officers and directors are also owners and officers of our advisor and affiliates of our advisor with whom we do business, including Grubb & Ellis, NNN Realty Advisors, Grubb & Ellis Realty Investors, Grubb & Ellis Securities, Inc., Realty and Residential Management.

Stanley J. Olander, Jr. is our Chief Executive Officer, President and Chairman of the Board of our company; the Chief Executive Officer and President of our advisor; the Executive Vice President, Multifamily Division of Grubb & Ellis and the President and Chairman of the Board of Residential Management. Mr. Olander owns less than 1.0% of the common stock of our sponsor. Mr. Olander is also a member of ROC REIT Advisors, LLC, or ROC REIT Advisors, which owns a 25.0% membership interest in our advisor.

David L. Carneal is our Executive Vice President and Chief Operating Officer and the Executive Vice President and Chief Operating Officer of our advisor. Mr. Carneal is also a member of ROC REIT Advisors. Mr. Carneal owns less than 1.0% of the common stock of our sponsor. Mr. Carneal also serves as Executive Vice President of Residential Management.

Gus G. Remppies is our Executive Vice President and Chief Investment Officer and the Executive Vice President and Chief Investment Officer of our advisor. Mr. Remppies is also a member of ROC REIT Advisors. Mr. Remppies owns less than 1.0% of the common stock of our sponsor. Mr. Remppies also serves as executive vice president of Residential Management.

Shannon K S Johnson is our Chief Financial Officer and a Financial Reporting Manager of Grubb & Ellis Realty Investors. Ms. Johnson owns less than 1.0% of the common stock of our sponsor.

Andrea R. Biller is our Secretary and a director; the General Counsel of our advisor; the General Counsel, Executive Vice President and Secretary of our sponsor; the General Counsel, Executive Vice President, Secretary and a director of NNN Realty Advisors; and the General Counsel and Executive Vice President of Grubb & Ellis Realty Investors. Ms. Biller owns less than 1.0% of the common stock of our sponsor. Ms. Biller also owns an 18.0% membership interest in Grubb & Ellis Apartment Management, LLC.

Cora Lo is our Assistant Secretary and the Senior Corporate Counsel of our sponsor. Ms. Lo owns less than 1.0% of the common stock of our sponsor.

As officers, directors, managers and partial owners of entities with which we do business or with interests in competition with our own interests, these individuals experience conflicts between their fiduciary obligations to us and their fiduciary obligations to, and pecuniary interests in, our advisor and their affiliated entities. These conflicts of interest could limit the time and services that some of our officers devote to our company and the affairs of our advisor, because they will be providing similar services to Grubb & Ellis, NNN Realty Advisors, Grubb & Ellis Realty Investors, Grubb & Ellis Securities, Inc., Realty, Residential Management, Grubb & Ellis Healthcare REIT, Inc., NNN 2002 Value Fund, LLC, NNN 2003 Value Fund, LLC, G REIT Liquidating Trust, T REIT Liquidating Trust and other real estate entities.

The key executives of our advisor devote only as much of their time to our business as they determine is reasonably required, which may be substantially less than their full time. Further, during times of intense activity in other programs, those executives may devote less time and fewer resources to our business than are necessary or appropriate to manage our business. Poor or inadequate management of our business would adversely affect our results of operations and the value of an investment in shares of our common stock.

If our advisor or its affiliates breach their fiduciary or contractual obligations to us, or do not resolve conflicts of interest, we may not meet our investment objectives, which could reduce our expected cash available for distribution to our stockholders. For example, our advisor has a duty to us to present us with the first opportunity to purchase any Class A income-producing apartment communities placed under contract by our advisor or its affiliates that satisfy our investment objectives. If our advisor did not comply with our right of first opportunity, this may result in some attractive properties not being presented to us for acquisition. This may adversely affect our results of operations and financial condition.

Fees payable to our dealer manager and our advisor or their affiliates during our organizational stage are based upon the gross offering proceeds and not on our or our properties’ performance.

The absence of arm’s-length bargaining may mean that our agreements are not as favorable to our stockholders as they otherwise would have been.

Any existing or future agreements between us and our advisor, our dealer manager or their affiliates were not and will not be reached through arm’s-length negotiations. Thus, such agreements may require us to pay more than we would if we were using unaffiliated third parties. The advisory agreement, the dealer manager agreement, the property management agreements with Realty and Residential Management and the terms of the compensation to our advisor and our dealer manager were not arrived at through arm’s-length negotiations. The terms of such agreements and compensation may not solely reflect our stockholders’ interests and may be overly favorable to the other party to such agreements, including in terms of the substantial compensation to be paid to these parties under these agreements. For example, the asset management fee payable to our advisor is based upon our average invested assets, including any property-related debt, which could influence the amount of portfolio leverage our advisor recommends to our board of directors.

Our advisor may be entitled to receive significant compensation in the event of our liquidation or in connection with a termination of the advisory agreement.

In the event of a partial or full liquidation of our assets, our advisor will be entitled to receive an incentive distribution equal to 15.0% of the net proceeds of the liquidation, after we have received and paid to our stockholders the sum of the capital invested in our operating partnership, and any shortfall in an 8.0% annual cumulative, non-compounded return to stockholders. In the event of a termination of the advisory agreement in connection with the listing of our common stock, the advisory agreement provides that our advisor will receive an incentive distribution equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the amount of capital we invested in our operating partnership plus an 8.0% annual cumulative, non-compounded return on such invested capital. Upon our advisor’s receipt of the incentive distribution upon listing, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties. Further, in connection with the termination of the advisory agreement other than due to a listing of our shares on a national securities exchange or national market system or due to the internalization of our advisor in connection with our conversion to a self-administered REIT, we may choose to redeem our advisor as a special limited partner in our operating partnership, which would entitle it to receive cash or, if agreed by us and our advisor, shares of our common stock or units of limited partnership interests in our operating partnership equal to the amount that would be payable as an incentive distribution upon sales of properties, which equals 15.0% of the net proceeds if we liquidated all of our assets at fair market value, after we have received and paid to our stockholders the sum of the capital invested in the operating partnership and any shortfall in the 8.0% return to stockholders. Finally, upon the termination of the advisory agreement as a result of the internalization of our advisor into us, the advisory agreement provides that a special committee, comprised of all of our independent directors, and our advisor will negotiate the compensation to be payable to our advisor pursuant to such termination. In determining such compensation, the special committee will consider factors including, but not limited to, our advisor’s performance compared to the performance of other advisors for similar entities that the special committee believes are relevant in making the determination, any available valuations for such advisors and independent legal and financial advice. Any amounts to be paid to our advisor pursuant to the advisory agreement cannot be determined at the present time.

The business and financial due diligence investigation of our company was conducted by an affiliate. That investigation might not have been as thorough as an investigation conducted by an unaffiliated third party, and might not have uncovered facts that would be important to a potential investor.

Because our dealer manager is an affiliate of our advisor and Grubb & Ellis Realty Investors, and because some of our officers and directors are owners and directors of our sponsor, the parent of our dealer manager, you cannot consider the dealer manager’s due diligence investigation of our company to be an independent review. Our dealer manager’s due diligence review may not be as meaningful as a review conducted by an unaffiliated broker dealer and may not have uncovered facts that would be important to a potential investor.

Borrowings may Increase Our Business Risks

As we incur indebtedness, we increase the expenses of our operations, which could result in a decrease in cash available for distribution to you.

The risk associated with an investment in shares of our common stock depends upon, among other factors, the amount of debt we incur. We intend to continue to incur indebtedness in connection with our acquisition of properties. We may also borrow for the purpose of maintaining our operations or funding our working capital needs. Lenders may require restrictions on future borrowings, distributions and operating policies. We also may incur indebtedness if necessary to satisfy the federal income tax requirement that we distribute at least 90.0% of our taxable income (excluding net capital gains) to our stockholders in each taxable year. We may incur debt up to 300.0% of our net assets, or more if such excess in borrowing is approved by a majority of our independent directors and is disclosed in our next quarterly report along with justification for such excess. Net assets for purposes of this calculation are defined to be our total assets (other than intangibles), valued at cost prior to deducting depreciation or other non-cash reserves, less total liabilities, computed at least quarterly on a consistently-applied basis. Generally speaking, the preceding calculation is expected to approximate 75.0% of the sum of (1) the aggregate cost of our real property investments before non-cash reserves and depreciation and (2) the aggregate cost of our investments in real estate related securities.

Borrowing increases our business risks.

Debt service increases the expense of operations since we are responsible for retiring the debt and paying the attendant interest, which may result in decreased cash available for distribution to you. In the event the fair market value of our properties were to increase, we could incur more debt without a commensurate increase in cash flow to service the debt. In addition, our directors can change our policy relating to the incurrence of debt at any time without stockholder approval.

We have and may incur indebtedness secured by our properties, which subjects those properties to foreclosure.

Incurring mortgage indebtedness increases the risk of possible loss. Most of our borrowings to acquire properties will be secured by mortgages on our properties. If we default on our secured indebtedness, the lender may foreclose and we could lose our entire investment in the properties securing such loan which could adversely affect distributions to stockholders. For federal tax purposes, any such foreclosure would be treated as a sale of the property for a purchase price equal to the outstanding balance of the debt secured by the mortgage and, if the outstanding balance of the debt secured by the mortgage exceeds our basis of the property, there could be taxable income upon a foreclosure. To the extent lenders require us to cross-collateralize our properties, or our loan agreements contain cross-default provisions, a default under a single loan agreement could subject multiple properties to foreclosure.

Increases in interest rates could increase the amount of our debt payments and adversely affect our ability to make cash distributions to you.

Higher interest rates could increase debt service requirements on variable rate debt and could reduce the amounts available for distribution to our stockholders. Additionally, such change in economic conditions could cause the terms on which borrowings become available to be unfavorable. In such circumstances, if we are in need of capital to repay indebtedness in accordance with its terms or otherwise, we could be required to liquidate one or more of our investments in properties at times which may not permit realization of the maximum return on such investments.

To the extent we borrow at fixed rates or enter into fixed interest rate swaps we will not benefit from reduced interest expense if interest rates decrease.

We are exposed to the effects of interest rate changes primarily as a result of borrowings used to maintain liquidity and fund expansion and refinancing of our real estate investment portfolio and operations. To limit the impact of interest rate changes on earnings, prepayment penalties and cash flows and to lower overall borrowing costs while taking into account variable interest rate risk, we may borrow at fixed rates or variable rates depending upon prevailing market conditions. We may also enter into derivative financial instruments such as interest rate swaps and caps in order to mitigate our interest rate risk on a related financial instrument. To the extent we borrow at fixed rates or enter into fixed interest rate swaps we will not benefit from reduced interest expense if interest rates decrease.

Restrictions on Share Repurchase Plan

You are limited in your ability to sell your shares pursuant to our share repurchase plan, and repurchases are made at our sole discretion.

Our share repurchase plan includes numerous restrictions that would limit your ability to sell your shares. Except in cases of death or qualifying disability, you must hold your shares for at least one year. You must present at least 25.0% of your shares for repurchase and until you have continuously held your shares for at least four years, repurchases will be made for less than you paid, among other restrictions and limitations. Shares are redeemed quarterly, at our discretion, on a pro rata basis, and are limited during any calendar year to 5.0% of the weighted average number of shares outstanding during the prior calendar year. Funds for the repurchase of shares come exclusively from the proceeds we receive from the sale of shares under the DRIP. In addition, our board of directors reserves the right to amend, suspend or terminate our share repurchase plan at any time. Therefore, in making a decision to purchase shares, you should not assume that you will be able to sell any of your shares back to us pursuant to our share repurchase plan, and you also should understand that the repurchase prices will not necessarily correlate to the value of our real estate holdings or other assets. If our board of directors terminates our share repurchase plan, you may not be able to sell your shares even if you deem it necessary or desirable to do so.

Your interests may be diluted in various ways, which may reduce your returns.

Our board of directors is authorized, without stockholder approval, to cause us to issue additional shares of our common stock or to raise capital through the issuance of preferred stock, options, warrants and other rights, on terms and for consideration as our board of directors in its sole discretion may determine, subject to certain restrictions in our charter in the instance of options and warrants. Any such issuance could result in dilution of the equity of our stockholders. Our board of directors may, in its sole discretion, authorize us to issue common stock or other equity or debt securities, (1) to persons from whom we purchase apartment communities, as part or all of the purchase price of the community, or (2) to our advisor in lieu of cash payments required under the advisory agreement or other contract or obligation. Our board of directors, in its sole discretion, may determine the value of any common stock or other equity or debt securities issued in consideration of apartment communities or services provided, or to be provided, to us, except that while shares of our common stock are offered by us to the public, the public offering price of the shares will be deemed their value.

We have adopted the 2006 Incentive Award Plan under which we may grant stock options, restricted stock and other performance awards to our officers, employees, consultants and independent directors. The effect of these grants, including the subsequent exercise of stock options, could be to dilute the value of your investment.

In addition, our board of directors authorized, without stockholder approval, the DRIP in connection with this offering, involving the issuance of additional shares of our common stock by us at $9.50 per share of common stock. Shares sold pursuant to the DRIP are dilutive to the value of your investment.

Federal Income Tax Requirements

The requirement to distribute at least 90.0% of our taxable income may require us to borrow, sell assets or issue additional securities for cash, which would increase the risks associated with an investment in shares of our common stock.

In order to qualify as a REIT, we must distribute each calendar year to our stockholders at least 90.0% of our taxable income, other than any net capital gain. To the extent that we distribute at least 90.0%, but less than 100%, of our taxable income in a calendar year, we will incur no federal corporate income tax on our distributed taxable income. In addition, we will incur a 4.0% nondeductible excise tax if the actual amount we distribute to our stockholders in a calendar year is less than a minimum amount specified under federal income tax law. We intend to distribute at least 90.0% of our taxable income to our stockholders each year so that we will satisfy the distribution requirement and avoid corporate income tax and the 4.0% excise tax. However, we could be required to include earnings in our taxable income before we actually receive the related cash. That timing difference could require us to borrow funds to meet the distribution requirement and avoid corporate income tax and the 4.0% excise tax in a particular year.

The REIT minimum distribution requirements may require us to borrow, sell assets or issue additional securities for cash to make required distributions, which would increase the risks associated with an investment in our common stock.

Our failure to continue to qualify as a REIT would subject us to corporate income tax and would materially impact our earnings.

We intend to operate in a manner so as to continue to qualify as a REIT for federal income tax purposes. Qualifying as a REIT requires us to meet several tests regarding the nature of our assets and income on an ongoing basis. A number of the tests established to qualify as a REIT for tax purposes are factually dependent. Therefore, you should be aware that while we intend to continue to qualify as a REIT, it is not possible at this stage to assess our ability to satisfy these various tests. Therefore, we cannot assure you that we will in fact continue to qualify as a REIT.

If we fail to qualify as a REIT in any year, we would pay federal income tax on our taxable income. We might need to borrow money or sell assets to pay that tax. Our payment of income tax would decrease the amount of our income available to be distributed to our stockholders. In addition, we no longer would be required to distribute substantially all of our taxable income to our stockholders. Unless our failure to qualify as a REIT is excused under relief provisions of the federal income tax laws, we could not re-elect REIT status until the fifth calendar year following the year in which we failed to qualify.

Risks Related to Our Advisor and its Affiliates

Our ability to operate profitably depends upon the ability of our advisor and its management team.

We rely on our advisor to manage our business and assets. Our advisor makes all decisions with respect to our day-to-day management. Thus, the success of our business depends in large part on the ability of our advisor to manage us. Any adversity experienced by our advisor or problems in our relationship with our advisor could adversely impact the operation of our properties and, consequently, our cash flow and ability to make distributions to you.

Our advisor may terminate the advisory agreement, which would require us to find a new advisor.

Either we or our advisor can terminate the advisory agreement upon 60 days written notice to the other party. However, if the advisory agreement is terminated in connection with the listing of our common stock on a national securities exchange or national market system, the advisory agreement provides that our advisor will receive an incentive distribution equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the amount of capital we invested in our operating partnership plus an 8.0% annual cumulative, non-compounded return on such invested capital. Upon our advisor’s receipt of the incentive distribution upon listing, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties. Further, in connection with the termination of the advisory agreement other than due to a listing of our shares on a national securities exchange or national market system or due to the internalization of our advisor in connection with our conversion to a self-administered REIT, we may choose to redeem our advisor’s interest as a special limited partner in our operating partnership, which would entitle it to receive cash or, if agreed by us and our advisor, shares of our common stock or units of limited partnership interest in our operating partnership equal to the amount that would be payable to our advisor pursuant to the incentive distribution upon sales if we liquidated all of our assets for their fair market value. Finally, upon the termination of the advisory agreement as a result of our advisor’s internalization into us, the advisory agreement provides that a special committee, comprised of all of our independent directors, and our advisor will agree on the compensation payable to our advisor pursuant to such termination. In determining such compensation, the special committee will consider factors including, but not limited to, our advisor’s performance compared to the performance of other advisors for similar entities that the special committee believes are relevant in making the determination, any available valuations for such advisors and independent legal and financial advice. Any amounts to be paid to our advisor pursuant to the advisory agreement cannot be determined at the present time.

If our advisor was to terminate the advisory agreement, we would need to find another advisor to provide us with day-to-day management services or have employees to provide these services directly to us. There can be no assurances that we would be able to find a new advisor or employees or enter into agreements for such services on acceptable terms.

If our advisor cannot retain the services of its key executives, their replacements may not manage us as effectively.

We depend on our advisor to retain its key executives. Our advisor’s key executives are Stanley J. Olander, Jr., Gus G. Remppies, David L. Carneal, Andrea R. Biller, Shannon K S Johnson and Cora Lo. The loss of any or all of Messrs. Olander, Remppies or Carneal or Ms. Biller, Ms. Johnson or Ms. Lo, and our advisor’s inability to find, or any delay in finding, a replacement with equivalent skill and experience, could adversely impact our ability to acquire properties and the operation of our properties.

Our advisor and its affiliates have no obligation to defer or forgive fees or loans or advance any funds to us, which could reduce our ability to make investments or pay distributions.

In the past, Grubb & Ellis Realty Investors or its affiliates have, in certain circumstances, deferred or forgiven fees and loan payables by programs sponsored or managed by Grubb & Ellis Realty Investors. Our advisor and its affiliates, including our sponsor, have no obligation to defer or forgive fees owed by us to our advisor or its affiliates or to advance any funds to us. As a result, we may have less cash available to make investments or pay distributions.

Advisor’s Broad Discretion in Allocating Proceeds

You have little, if any, control over how the proceeds from this offering are spent.

Our advisor is responsible for our day-to-day management and has broad discretion over the use of proceeds from this offering. Accordingly, you should not purchase shares of our common stock unless you are willing to entrust all aspects of the day-to-day management to our advisor, who manages us in accordance with the advisory agreement. In addition, our advisor may retain independent contractors to provide various services for us, including administrative services, transfer agent services and professional services, and you should note that such contractors have no fiduciary duty to them and may not perform as expected or desired. Any such services provided by independent contractors will be paid for by us as an operating expense.

Investment Company Act

Your investment returns may be reduced if we are required to register as an investment company under the Investment Company Act.

We do not intend to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act. If we were obligated to register as an investment company, we would have to comply with a variety of substantive requirements under the Investment Company Act including, but not limited to:

•	limitations on capital structure;

•	restrictions on specified investments;

•	prohibitions on transactions with affiliates; and

•	compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

In order to maintain our exemption from regulation under the Investment Company Act, we must engage primarily in the business of buying real estate and real estate related securities, and these investments must be made within a year after this offering ends. If we are unable to invest a significant portion of the proceeds of this offering in properties and/or real estate related securities within one year of the termination of this offering, we may avoid being required to register as an investment company by temporarily investing any unused proceeds in government securities with low returns. This would reduce the cash available for distribution to our stockholders and possibly lower their returns.

To maintain compliance with the Investment Company Act exemption, we may be unable to sell assets we would otherwise want to sell and may need to sell assets we would otherwise wish to retain. In addition, we may have to acquire additional income or loss generating assets that we might not otherwise have acquired or may have to forego opportunities to acquire interests in properties that we would otherwise want to acquire and would be important to our investment strategy. If we were required to register as an investment company but failed to do so, we would be prohibited from engaging in our business, and criminal and civil actions could be brought against us. In addition, our contracts would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of us and liquidate our business.

Joint Venture Arrangements

Any joint venture arrangements may not solely reflect our stockholders’ best interests.

The terms of any joint venture arrangements in which we acquire or hold properties or other investments may not solely reflect our stockholders’ interests. We may acquire an interest in a property through a joint venture arrangement with our advisor, one or more of our advisor’s affiliates or unaffiliated third parties. In joint venture arrangements with our advisor or its affiliates, our advisor will have fiduciary duties to both us and its affiliate participating in the joint venture. The terms of such joint venture arrangement may be more favorable to the other joint venturer than to our stockholders.

Investing in properties through joint ventures subjects that investment to increased risk.

Such joint venture investments may involve risks not otherwise present, including, for example:

•	the risk that our co-venturer or partner in an investment might become bankrupt;

•	the risk that such co-venturer or partner may at any time have economic or business interests or goals which are inconsistent with our business interests or goals; or

•	the risk that such co-venturer or partner may be in a position to take action contrary to our instructions or requests are contrary to our policies or objectives, such as selling a property at a time when it would have adverse consequences for our stockholders.

Actions by such a co-venturer or partner might have the result of subjecting the applicable property to liabilities in excess of those otherwise contemplated and may have the effect of reducing our cash available for distribution. It also may be difficult for us to sell our interest in any such joint venture or partnership in such property.

Our Ability to Change Policies without a Stockholder Vote; Limitation on Debt

Most of our policies, including the limits on debt, may be changed or eliminated by our board of directors at any time without a vote of the stockholders.

Most of our major policies, including policies intended to protect our stockholders and the policies with respect to acquisitions, financing, limitations on debt and investment limitations, have been determined by our board of directors and can be changed at any time without a vote of our stockholders. Therefore, these policies and limitations may not be meaningful to protect our stockholders’ interests.

Possible Adverse Consequences of Limits on Ownership and Transfer of Our Shares of Our Common Stock

The limitation on ownership of our common stock prevents a stockholder from acquiring more than 9.9% of our stock or more than 9.9% of our common stock and may force him or her to sell stock back to us.

Our charter limits direct and indirect ownership of our common stock by any single stockholder to 9.9% of the value of outstanding shares of our capital stock and 9.9% of the value or number (whichever is more restrictive) of outstanding shares of our common stock. We refer to these limitations as the ownership limits. These ownership limits do not apply to our advisor. Our charter also prohibits transfers of our stock that would result in (1) our common stock being beneficially owned by fewer than 100 persons, (2) five or fewer individuals, including natural persons, private foundations, specified employee benefit plans and trusts, and charitable trusts, owning more than 50.0% of our common stock, applying broad attribution rules imposed by the federal income tax laws, (3) directly or indirectly owning 9.9% or more of one of our tenants, or (4) before our common stock qualifies as a class of “publicly-offered securities,” 25.0% or more of our common stock being owned by Employee Retirement Income Security Act of 1974, or ERISA, investors. If a stockholder acquires shares in excess of the ownership limits or in violation of the restrictions on transfer, we:

•	may consider the transfer to be null and void;

•	will not reflect the transaction on our books;

•	may institute legal action to enjoin the transaction;

•	will not pay dividends or other distributions to him or her with respect to those excess shares;

•	will not recognize his or her voting rights for those excess shares; and

•	may consider the excess shares held in trust for the benefit of a charitable beneficiary.

If such shares are transferred to a trust for the benefit of a charitable beneficiary, he or she will be paid for such excess shares a price per share equal to the lesser of the price he or she paid or the “market price” of our stock. Unless shares of our common stock are then traded on a national securities exchange or quoted on a national market system, the market price of such shares will be a price determined by our board of directors in good faith. If shares of our common stock are traded on a national securities exchange or quoted on a national market system, the market price will be the average of the last sales prices or the average of the last bid and ask prices for the five trading days immediately preceding the date of determination.

If a stockholder acquires our stock in violation of the ownership limits or the restrictions on transfer described above:

•	he or she may lose his or her power to dispose of the stock;

•	he or she may not recognize profit from the sale of such stock if the “market price” of the stock increases; and

•	he or she may incur a loss from the sale of such stock if the “market price” decreases.

Potential Anti-Takeover Effects

Limitations on share ownership and transfer may deter a sale of our common stock in which you could profit.

The limits on ownership and transfer of our equity securities in our charter may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for your common stock. The ownership limits and restrictions on transferability will continue to apply until our board of directors determines that it is no longer in our best interest to continue to qualify as a REIT.

Our ability to issue preferred stock may include a preference in distributions superior to our common stock and also may deter or prevent a sale of shares of our common stock in which you could profit.

Our ability to issue preferred stock and other securities without our stockholders’ approval also could deter or prevent someone from acquiring us, even if a change in control were in our stockholder’s best interests. Our charter authorizes our board of directors to issue up to 50,000,000 shares of preferred stock. Our board of directors may establish the preferences and rights, including a preference in distributions superior to our common stockholders, of any issued preferred stock designed to prevent, or with the effect of preventing, someone from acquiring control of us.

Maryland takeover statutes may deter others from seeking to acquire us and prevent our stockholders from making a profit in such transaction.

Maryland law contains many provisions, such as the business combination statute and the control share acquisition statute, that are designed to prevent, or with the effect of preventing, someone from acquiring control of us. Our bylaws exempt us from the control share acquisition statute (which eliminates voting rights for certain levels of shares that could exercise control over us) and our board of directors has adopted a resolution opting out of the business combination statue (which prohibits a merger or consolidation with a 10.0% stockholder for a period of time) with respect to our affiliates. However, if the bylaw provisions exempting us from the control share acquisition statute or our board resolution opting out of the business combination statute were repealed, these provisions of Maryland law could delay or prevent offers to acquire us and increase the difficulty of consummating any such offers, even if such a transaction would be in our stockholders’ best interests.

Dilution

Upon investment in our common stock, our stockholders experience an immediate dilution of $1.00 per share.

The offering price for our common stock is $10.00 per share. After the payment of selling commissions, marketing allowance and accountable due diligence expense reimbursement, we receive $9.00 per share. As a result of these expenses, our stockholders experience immediate dilution of $1.00 in book value per share or 10.0% of the offering price, not including other organizational and offering expenses. Other organizational and offering expenses include advertising and sales expenses, legal and accounting expenses, printing costs, formation costs, SEC, Financial Industry Regulatory Authority, or FINRA, and blue sky filing fees, investor relations and other administrative expenses. We estimate the organizational and offering expenses equal approximately 1.5% of the gross proceeds of this offering. To the extent that our stockholders do not participate in any future issuance of our securities, they experience dilution of their ownership percentage.

Several dilutive potential events could cause the fair market and book value of an investment in our common stock to decline.

An investment in our common stock could be diluted by a number of factors, including:

•	future offerings of our securities, including issuances under the DRIP and up to 50,000,000 shares of any preferred stock that our board may authorize;

•	private issuances of our securities to other investors, including institutional investors;

•	issuances of our securities under our 2006 Incentive Award Plan; or

•	redemptions of units of limited partnership interest in our operating partnership in exchange for shares of our common stock.

Dilution and Our Operating Partnership

Our advisor may receive economic benefits from its status as a special limited partner without bearing any of the investment risk.

Our advisor is a special limited partner in our operating partnership. The special limited partner is entitled to receive an incentive distribution equal to 15.0% of net sales proceeds of properties after we have received and paid to our stockholders a return of their invested capital and an 8.0% annual cumulative, non-compounded return. We bear all of the risk associated with the properties but, as a result of the incentive distributions to our advisor, we are not entitled to all of our operating partnership’s proceeds from a property sale.

Our Seller Financing may Delay Liquidation or Reinvestment

Our stockholders may not receive any profits resulting from the sale of our properties, or receive such profits in a timely manner, because we may provide financing for the purchaser of such properties.

Our stockholders may experience a delay before receiving their share of the proceeds of such liquidation. In liquidation, we may sell our properties either subject to or upon the assumption of any then outstanding mortgage debt or, alternatively, may provide financing to purchasers. We may take a purchase money obligation secured by a mortgage as partial payment. We do not have any limitations or restrictions on our taking such purchase money obligations. To the extent we receive promissory notes or other property instead of cash from sales, such proceeds, other than any interest payable on those proceeds, will not be included in net sale proceeds until and to the extent the promissory notes or other property are actually paid, sold, refinanced or otherwise disposed of. In many cases, we will receive initial down payments in the year of sale in an amount less than the selling price and subsequent payments will be spread over a number of years.

Therefore, our stockholders may experience a delay in the distribution of the proceeds of a sale until such time.

Negative Characteristics of Real Estate Investments

We depend upon our tenants to pay rent, and their inability to pay rent may substantially reduce our revenues and cash available for distribution to our stockholders.

Our investments in residential apartment properties are subject to varying degrees of risk that generally arise from the ownership of real estate. The underlying value of our properties and the ability to make distributions to our stockholders depend upon the ability of the tenants of our properties to generate enough income to pay their rents in a timely manner. Their inability to do so may be impacted by employment and other constraints on their personal finances, including debts, purchases and other factors. Changes beyond our control may adversely affect our tenants’ ability to make lease payments and consequently would substantially reduce both our income from operations and our ability to make distributions to our stockholders. These changes include, among others, the following:

•	changes in national, regional or local economic conditions;

•	changes in local market conditions; and

•	changes in federal, state or local regulations and controls affecting rents, prices of goods, interest rates, fuel and energy consumption.

Due to these changes or others, tenants and lease guarantors, if any, may be unable to make their lease payments. A default by a tenant, the failure of a tenant’s guarantor to fulfill its obligations or other premature termination of a lease could, depending upon the size of the leased premises and our advisor’s ability to successfully find a substitute tenant, have a materially adverse effect on our revenues and the value of our common stock or our cash available for distribution to our stockholders.

If we are unable to find tenants for our properties, or find replacement tenants when leases expire and are not renewed by the tenants, our revenues and cash available for distribution to our stockholders will be substantially reduced.

A default by a mortgagor on any mortgage loan we hold may reduce our revenues and cash available for distribution to our stockholders.

We may make or invest in mortgage loans from time to time. If a mortgagor under such a mortgage loan defaulted on its payment obligations or otherwise triggered a default of the loan, we would likely seek any available remedies, including foreclosure. A monetary default by a mortgagor would reduce our revenues and cash available for distribution to our stockholders. Further, seeking available remedies could be a time-consuming and expensive process and would increase the costs associated with holding such mortgage, reducing our cash available for distribution to our stockholders.

Increased construction of similar properties that compete with our properties in any particular location could adversely affect the operating results of our properties and our cash available for distribution to our stockholders.

We may acquire properties in locations which experience increases in construction of properties that compete with our properties. This increased competition and construction could:

•	make it more difficult for us to find tenants to lease units in our apartment communities;

•	force us to lower our rental prices in order to lease units in our apartment communities; and

•	substantially reduce our revenues and cash available for distribution to our stockholders.

Lack of diversification and liquidity of real estate could make it difficult for us to sell underperforming properties or recover our investment in one or more properties.

Our business is subject to risks associated with investment solely in real estate investments. Real estate investments are relatively illiquid. Our ability to vary our portfolio in response to changes in economic and other conditions is limited. We cannot assure you that we will be able to dispose of a property when we want or need to. Consequently, the sale price for any property may not recoup or exceed the amount of our investment.

Lack of geographic diversity may expose us to regional economic downturns that could adversely impact our operations or our ability to recover our investment in one or more properties.

Geographic concentration of properties exposes us to economic downturns in the areas where our properties are located. Because we intend to acquire apartment communities in select metropolitan areas in the mid-Atlantic, southeast and southwest regions of the United States, our portfolio of properties may not be geographically diversified, particularly with respect to our early stages of when we may have acquired only a limited number of properties. Additionally, if we fail to raise significant proceeds under this offering, we may not be able to geographically diversify our portfolio. A regional recession in any of these areas could adversely affect our ability to generate or increase operating revenues, attract new tenants or dispose of unproductive properties.

Costs required to become compliant with the ADA at our properties may affect our ability to make distributions to our stockholders.

We may acquire properties that are not in compliance with the Americans with Disabilities Act of 1990, as amended, or the ADA. We would be required to pay for improvement to the properties to effect compliance with the ADA. Under the ADA, all public accommodations must meet federal requirements related to access and use by disabled persons. The ADA requirements could require removal of access barriers and could result in the imposition of fines by the federal government or an award of damages to private litigants. We could be liable for violations of such laws and regulations by us or our tenants. State and federal laws in this area are constantly evolving. The U.S. Department of Justice is expected to issue new ADA regulations that could impact existing buildings. Any such changes in state or federal laws in this area could place a greater cost or burden on us as landlord of the properties we acquire. In addition, although we generally do not expect to engage in substantial renovation or construction work, any new construction at a property would need to be ADA compliant and a certain percentage of the construction costs may need to be allocated to the property’s overall ADA compliance.

Discovery of previously undetected environmentally hazardous conditions may decrease our revenues and the return on an investment in our common stock.

Under various federal, state and local environmental laws, ordinances and regulations, a current or previous real property owner or operator may be liable for the cost to remove or remediate hazardous or toxic substances on, under or in such property. These costs could be substantial. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. Environmental laws also may impose restrictions on the manner in which property may be used or businesses may be operated, and these restrictions may require substantial expenditures or prevent us from entering into leases with prospective tenants that may be impacted by such laws. Environmental laws provide for sanctions for noncompliance and may be enforced by governmental agencies or, in certain circumstances, by private parties. Certain environmental laws and common law principles could be used to impose liability for release of and exposure to hazardous substances, including asbestos-containing materials into the air. Third parties may seek recovery from real property owners or operators for personal injury or property damage associated with exposure to released hazardous substances. The cost of defending against claims of liability, of complying with environmental regulatory requirements, of remediating any contaminated property, or of paying personal injury claims could reduce the amounts available for distribution to our stockholders.

Losses for which we either could not or did not obtain insurance, and lender requirements to obtain terrorism insurance, will adversely affect our earnings.

We could suffer a loss due to the cost to repair any damage to properties that are not insured or are underinsured. There are types of losses, generally of a catastrophic nature, such as losses due to terrorism, wars, earthquakes or other acts of God that are either uninsurable or not economically insurable. We may acquire properties that are located in areas where there exists a risk of hurricanes, earthquakes, floods or other acts of God. Generally, we will not obtain insurance for hurricanes, earthquakes, floods or other acts of God unless required by a lender or our advisor determines that such insurance is necessary and may be obtained on a cost-effective basis. If such a catastrophic event were to occur, or cause the destruction of one or more of our properties, we could lose both our invested capital and anticipated profits from such property.

In addition, in light of the threat of terrorist actions against the U.S., certain lenders have required additional insurance covering acts of terrorism without regard to the reasonableness of any related premiums or the likelihood of a particular property to be the target of any such threats or actions. If we are required by a lender to obtain such coverage, the cost of coverage may have an adverse effect on our ability to acquire, and pay the premiums for, the required insurance. Additionally, obtaining such insurance would increase the costs associated with owning a property and could have a material adverse effect on the net income from the property, and, thus, the cash available for distribution to our stockholders.

Dramatic increases in insurance rates could adversely affect our cash flow and our ability to make distributions to our stockholders.

Due to recent natural disasters resulting in massive property destruction, prices for insurance coverage have been increasing dramatically. We cannot assure you that we will be able to obtain our insurance premiums at reasonable rates. As a result, our cash flow could be adversely impacted by increased premiums.

An investment in unimproved real property will take longer to produce returns and will be riskier than investments in developed property.

Our board of directors has the discretion to invest up to 10.0% of our total assets in unimproved land. In addition to the risks of real estate investments in general, an investment in unimproved real property is subject to additional risks, including the expense and delay which may be associated with rezoning the land for a higher use and the development and environmental concerns of governmental entities and/or community groups.

The recent downturn in the credit markets may increase the cost of borrowing and may make financing difficult to obtain, each of which may have a material adverse effect on our results of operations and business.

Recent events in the financial markets have had an adverse impact on the credit markets and, as a result, the availability of credit may become more expensive and difficult to obtain. Some lenders are imposing more stringent restrictions on the terms of credit and there may be a general reduction in the amount of credit available in the markets in which we conduct business. The negative impact on the tightening of the credit markets may have a material adverse effect on us resulting from, but not limited to, an inability to finance the acquisition of properties on favorable terms, if at all, increased financing costs or financing with increasingly restrictive covenants.

The negative impact of the recent adverse changes in the credit markets on the real estate sector generally or our inability to obtain financing on favorable terms, if at all, may have a material adverse effect on our results of operations and business.

Our results of operations, our ability to pay distributions to our stockholders and our ability to dispose of our investments are subject to general economic and regulatory factors we cannot control or predict.

Our results of operations are subject to the risks of a national economic slowdown or disruption, other changes in national or local economic conditions or changes in tax, real estate, environmental or zoning laws. The following factors may affect income from our properties, our ability to dispose of properties, and yields from our properties:

•	poor economic times may result in defaults by tenants of our properties and borrowers. We may also be required to provide rent concessions or reduced rental rates to maintain or increase occupancy levels;

•	job transfers and layoffs may cause vacancies to increase and a lack of future population and job growth may make it difficult to maintain or increase occupancy levels;

•	increases in supply of competing properties or decreases in demand for our properties may impact our ability to maintain or increase occupancy levels;

•	changes in interest rates and availability of debt financing could render the sale of properties difficult or unattractive;

•	periods of high interest rates may reduce cash flow from leveraged properties; and

•	increased insurance premiums, real estate taxes or energy or other expenses may reduce funds available for distribution or, to the extent such increases are passed through to tenants, may lead to tenant defaults. Also, any such increased expenses may make it difficult to increase rents to tenants on turnover, which may limit our ability to increase our returns.

Some or all of the foregoing factors may affect the returns we receive from our investments, our results of operations, our ability to pay distributions to our stockholders or our ability to dispose of our investments.

Effects of ERISA Regulations

Our common stock may not be a suitable investment for qualified pension and profit-sharing trusts.

When considering an investment in our common stock with a portion of the assets of a qualified pension or profit-sharing trust, one should consider:

•	whether the investment satisfies the diversification requirements of ERISA,

•	or other applicable restrictions imposed by ERISA; and

•	whether the investment is prudent and suitable, since we anticipate that initially there will be no market in which our stockholders can sell or otherwise dispose of our shares.

We have not evaluated, and will not evaluate, whether an investment in our common stock is suitable for any particular employee benefit plan, but, subject to restrictions described in “ERISA Considerations,” we accept such entities as stockholders if an entity otherwise meets the suitability standards.

If we are considered a “pension-held REIT,” an investment in our common stock may produce unrelated business taxable income for a qualified pension or profit sharing trust, which may cause a qualified pension or profit sharing trust holding 10.0% or more of our stock to pay federal income tax on a portion of the distributions it receives from us.

In addition to considering their fiduciary responsibilities under ERISA and the prohibited transaction rules of ERISA and the federal tax laws, advisors to employee benefit plans also should consider the effect of the “plan asset” regulations issued by the Department of Labor. To avoid being subject to those regulations, our charter prohibits ERISA investors from owning 25.0% or more of our common stock prior to the time that the common stock qualifies as a class of “publicly-offered securities.” However, we cannot assure you that those provisions in our charter are effective.

Forward-looking Statements

We make forward-looking statements in this prospectus which may prove to be inaccurate.

This prospectus contains forward-looking statements within the meaning of the federal securities laws which are intended to be covered by the safe harbors created by those laws. Historical results and trends should not be taken as indicative of future operations. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of us, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “prospects,” or similar expressions. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions generally and the real estate market specifically; legislative/ regulatory changes, including changes to laws governing the taxation of REITs; availability of capital; interest rates; our ability to service our debt; competition; supply and demand for operating properties in our current and proposed market areas; the prospect of a continuing relationship with our advisor; generally accepted accounting principles; and policies and guidelines applicable to REITs; and litigation. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

ESTIMATED USE OF PROCEEDS OF THIS OFFERING

We have used, and will continue to use, the net proceeds from this offering to purchase suitable properties, to repay debt that we may assume when acquiring properties and to pay the amounts due to our advisor, the dealer manager and their affiliates.

The following table sets forth information concerning the estimated use of the gross proceeds of this offering. Many of the figures set forth below represent our best estimate since they cannot be precisely calculated at this time. Please note that in this table, the Maximum Offering column does not include up to 5,000,000 shares that may be issued under our distribution reinvestment plan. The amounts shown for Gross Offering Proceeds do not reflect the possible discounts in commissions and other fees in connection with volume purchases. See “Plan of Distribution.”

	Minimum Offering		Maximum Offering
	Amount	Percent	Amount	Percent

Gross Offering Proceeds	$2,000,000	100%	$1,000,000,000	100%
Less Organizational and Public Offering
Expenses:
Selling Commissions	140,000	7.0	70,000,000	7.0
Marketing Allowance(1)	50,000	2.5	25,000,000	2.5
Accountable Due Diligence Expense Reimbursement(2)	10,000	0.5	5,000,000	0.5
Other Organizational and Offering Expenses(3)	30,000	1.5	15,000,000	1.5

Total Organizational and Offering Expenses	230,000	11.5	115,000,000	11.5

Amount Available for Investment(4)	$1,770,000	88.5%	$885,000,000	88.5%

Less Acquisition Costs:
Acquisition Fees(5)	$60,000	3.0%	$30,000,000	3.0%
Acquisition Expenses(6)	10,000	0.5	5,000,000	0.5
Initial Working Capital Reserve(7)	—	—	—	—

Amount Invested in Properties	$1,700,000	85.0%	$850,000,000	85.0%

(1)	We will pay our dealer manager an amount equal to 2.5% of the gross offering proceeds as a marketing allowance for expenses associated with non-accountable marketing fees, wholesaling fees, expense reimbursements, sales seminars and volume discounts. Our dealer manager may reallow up to 1.5% of the gross offering proceeds for non-accountable marketing fees and expenses to broker dealers participating in the offering.

(2)	We will pay our dealer manager up to 0.5% of the gross offering proceeds for reimbursement of accountable due diligence expenses. Our dealer manager may reallow up to 0.5% of the gross offering proceeds for accountable bona fide due diligence reimbursements to broker dealers participating in this offering.

(3)	Other organizational and offering expenses consist of reimbursement of, among other items, the cumulative cost of actual legal, accounting, printing and other accountable offering expenses, including, but not limited to, amounts to reimburse our advisor for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock to be sold in this offering, which shall include, but not be limited to, development of marketing materials and marketing presentations, participating in due diligence, training seminars and educational conferences and coordinating generally the marketing process for this offering. A portion of our organizational and offering expense reimbursement may be used for wholesaling activities and therefore deemed to be underwriting compensation pursuant to FINRA Rule 2710. Our advisor will be responsible for the payment of our cumulative organizational and offering expenses, other than selling commissions, the marketing allowance and the accountable due diligence reimbursement, to the extent they exceed 1.5% of the aggregate gross proceeds from the sale of shares of our common stock sold in the primary offering without recourse against or reimbursement by us.

(4)	Until required in connection with the acquisition of real estate investments, substantially all of the net proceeds of the offering may be invested in short-term, highly-liquid investments including government obligations, bank certificates of deposit, short-term debt obligations and interest-bearing accounts or other authorized investments as determined by our board of directors.

(5)	Acquisition fees do not include acquisition expenses. We will pay our advisor or one of its affiliates acquisition fees of up to 3.0% of the purchase price of properties we acquire. We will not pay any fees for acquisitions of real estate related securities investments. We may pay our advisor or one of its affiliates up to 4.0% of the total development cost of any development property that we acquire. For purposes of this table, we have assumed (a) that no investments are made in real estate related securities, (b) that we will only acquire properties in the operational phase, and (c) no debt is incurred for property acquisitions. These assumptions may change due to different factors including changes in the allocation of shares between the primary offering and the distribution reinvestment plan, the extent to which proceeds from the distribution reinvestment plan are used to redeem shares under our share redemption program, the extent to which we invest in real estate related securities, and the extent to which we invest in properties in the development stage. In the event that we incur debt or issue new shares of our common stock outside of this offering or interests in our operating partnership in order to acquire real properties, then the acquisition fees and amounts invested in real properties could exceed the amount stated above.

(6)	Acquisition expenses include any and all expenses incurred in connection with the selection, evaluation and acquisition of, and investment in properties, whether or not acquired or made, including, but not limited to, legal fees and expenses, travel and communications expenses, cost of appraisals and surveys, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use related expenses, architectural, engineering and other property reports, environmental and asbestos audits, title insurance and escrow fees, loan fees or points or any fee of a similar nature paid to a third party, however designated, transfer taxes, and personnel and miscellaneous expenses related to the selection, evaluation and acquisition of, and investment in properties. We will reimburse our advisor for acquisition expenses, whether or not the evaluated property is acquired. Reimbursement of acquisition expenses paid to our advisor and its affiliates, excluding amounts paid to third parties, will not exceed 0.5% of the purchase price. The reimbursement of acquisition fees and expenses, including real estate commissions paid to third parties, will not exceed, in the aggregate, 6.0% of the purchase price or total development cost, unless fees in excess of such limits are approved by a majority of our directors not interested in the transaction and by a majority of our independent directors not interested in the transaction.

(7)	Although we do not anticipate establishing a general working capital reserve out of the proceeds from this offering, we may establish capital reserves with respect to particular investments. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2007, which is incorporated into this prospectus, for a discussion of the capital plan that our advisor will establish for each of our investments.

Our dealer manager may seek the assistance of other broker dealers in selling our common stock and may reallow the selling commissions it receives to such broker dealers.

Subject to our stockholders receiving annualized distributions in an amount equal to 5.0% per annum of our invested capital, our advisor is entitled to receive an annual asset management fee of 1.0% of our average invested assets, calculated and payable monthly. “Invested capital” means the gross proceeds from the sale of the shares of common stock in this offering. When a property is sold, invested capital will be reduced by the lesser of (1) the net sale proceeds available for distribution from such sale or (2) the sum of (A) the portion of invested capital that was initially allocated to that property and (B) any remaining shortfall in the recovery of our invested capital with respect to prior sales of properties. “Average invested assets” means, for any period, the average of the aggregate book value of our company invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

OUR COMPANY

Grubb & Ellis Apartment REIT, Inc. is a Maryland corporation formed in December 2005. We have qualified to be taxed as a REIT for federal income tax purposes beginning with our taxable year ended December 31, 2006 and we intend to continue to be taxed as a REIT. Our primary business strategy is to (1) purchase and hold a diverse portfolio of apartment communities with strong and stable cash flow and growth potential and (2) preserve our stockholders’ capital.

Grubb & Ellis Apartment REIT Advisor, LLC, or our advisor, is a Virginia limited liability company formed in December 2005 to serve as advisor for our company. Our advisor is a subsidiary of Grubb & Ellis Realty Investors, LLC, or Grubb & Ellis Realty Investors, and is also partially owned by certain members of the management of Grubb & Ellis Realty Investors through Grubb & Ellis Apartment Management, LLC, or Grubb & Ellis Apartment Management, and by ROC REIT Advisors, LLC, or ROC REIT Advisors. Grubb & Ellis Realty Investors is an indirect wholly owned subsidiary of Grubb & Ellis Company, or Grubb & Ellis, our sponsor. Key members of the management of Grubb & Ellis, Grubb & Ellis Realty Investors and ROC REIT Advisors provide us with extensive experience in the real estate industry through their roles with our advisor. Our day-to-day operations are managed by our advisor under an advisory agreement. Our advisor may engage affiliated entities, including Triple Net Properties Realty, Inc., or Realty, a real estate brokerage and management company, and Grubb & Ellis Residential Management, Inc., or Residential Management, a property management company, to provide various services for the properties. Grubb & Ellis Realty Investors and Realty were formed in 1998 to serve as an asset and property manager for real estate investment trusts, syndicated real estate limited partnerships, limited liability companies and similar real estate entities. Realty was awarded the Accredited Management Organization, or AMO, accreditation in August 2003 from the Institute of Real Estate Management. This designation, which is awarded to approximately 526 out of the estimated 10,000 eligible real estate management firms in the United States, is based on criteria including ethical standards and industry experience. AMO firms must be reaccredited every three years.

We operate in an umbrella partnership REIT structure, in which our subsidiary operating partnership (or entities wholly owned by our operating partnership) owns all of the properties that we acquire. Our operating partnership is Grubb & Ellis Apartment REIT Holdings, L.P., which was formed as a Virginia limited partnership in December 2005, and we are its sole general partner and a limited partner and have control over the affairs of our operating partnership. Our advisor is a limited partner and a special limited partner in our operating partnership entitling it to specified incentive distributions. Our advisor has also purchased 22,223 shares of our common stock at $9.00 per share, or $200,007, to satisfy the requirements of the North American Securities Administrators Association, or NASAA. In the future, our operating partnership may issue units of limited partnership interest in exchange for suitable properties. We will use the net proceeds of this offering to purchase suitable properties, to repay debt we may assume when acquiring properties and to pay the amounts due to our advisor and the dealer manager.

Our headquarters are located at 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705 and our telephone number is 1-877-888-7348. Our sponsor maintains a web site at www.gbe-reits.com at which there is additional information about us and our affiliates. The contents of that site are not incorporated by reference in, or otherwise a part of, this prospectus. References in this prospectus to “us,” “we” or “our company” refer to Grubb & Ellis Apartment REIT, Inc. and our operating partnership, Grubb & Ellis Apartment REIT Holdings, L.P., unless the context otherwise requires, and “our advisor” means Grubb & Ellis Apartment REIT Advisor, LLC.

INVESTMENT OBJECTIVES AND POLICIES

Our Business and Objectives

Our objective is to acquire quality apartment communities so we can provide our stockholders with:

•	stable cash flow available for distribution to our stockholders;

•	preservation and protection of capital; and

•	growth of income and principal without taking undue risk.

Additionally, we intend to:

•	invest in income producing real property generally through equity investments in a manner which permits us to qualify as a REIT for federal income tax purposes; and

•	realize capital appreciation upon the ultimate sale of our properties.

We cannot assure you that we will attain these objectives or that our invested capital will not decrease. Our investment objectives will not be altered if less than the maximum offering amount is raised; however, if we do not raise significantly more than the minimum offering amount, we may not be able to purchase a diverse portfolio of properties.

We believe the following will be key factors for our success in meeting our objectives.

Following Demographic Trends and Population Shifts to Find Attractive Tenants in Quality Apartment Community Markets

According to the U.S. Census Bureau, nearly 80.0% of total U.S. population growth between 2000 and 2030 will occur in the South and West, with three states, Florida, California and Texas, each gaining more than 12 million people total. Included in the top five growth states are Arizona and North Carolina, projected to add 5.6 million and 4.2 million people, respectively.

We will emphasize property acquisitions in regions of the United States that seem likely to benefit from the ongoing population shift and/or are poised for strong economic growth. We further believe that these markets will likely attract quality tenants who have good income and strong credit profiles and choose to rent an apartment rather than buy a home because of their life circumstances. For example, they may be baby-boomers or retirees who desire freedom from home maintenance costs and property taxes or they may be service employees who have recently moved to the area and chosen not to make a long-term commitment to the area because of the itinerant nature of their employment. They may also be individuals in transition who need housing while awaiting selection or construction of a home. We believe that attracting and retaining quality tenants strongly correlates with the likelihood of providing stable cash flow to our investors as well as increasing the value of our properties.

We believe that interest rates have been increasing and will continue to increase and that higher interest rates can benefit our business model by making it more difficult for many people to buy a home, especially a first home. We believe that as the pool of potential renters increases, the demand for apartments is also likely to increase. With this increased demand, we believe that it may be possible to raise rents and decrease rental concessions in the future at apartment communities we may acquire.

Leveraging the Experience of Our Management

We believe that a critical success factor in property acquisition lies in possessing the flexibility to move quickly when an opportunity presents itself to buy or sell a property. We believe that employing highly qualified industry professionals will allow us to better achieve this objective.

Each of our key executives has considerable experience building successful real estate companies. As an example, one of our principals, Mr. Olander, has been responsible for the acquisition and financing of approximately 40,000 apartment units, has been an executive in the real estate industry for almost 30 years, and previously served as President and Chief Financial Officer and a member of the board of directors of Cornerstone Realty Income Trust, Inc. Likewise, Mr. Remppies and Mr. Carneal are the former Chief Investment Officer and Chief Operating Officer, respectively, of Cornerstone Realty Income Trust, where they oversaw the growth of that company. From year end 1997, when the company’s shares were listed on the New York Stock Exchange, Cornerstone Realty Income Trust grew from owning approximately 12,000 apartments mainly concentrated in four major markets to owning approximately 23,000 apartments across 17 major markets in 2004 when its merger with Colonial Properties Trust was announced. This growth represented a 100% increase in total assets over seven years and an average growth of over 14.0% per year.

We intend to acquire fee ownership of our apartment communities, but may also enter into joint venture arrangements. We seek to maximize current and long-term net income and the value of our assets. Our policy is to acquire assets where we believe opportunities exist for acceptable investment returns.

Decisions relating to the purchase or sale of properties are made by our advisor subject to approval by our board of directors.

Our board of directors has established written policies on investment objectives and borrowing. Our board is responsible for monitoring the administrative procedures, investment operations and performance of our company and our advisor to ensure such policies are carried out. Our board generally may change our policies or investment objectives at any time without a vote of our stockholders. The independent directors review our investment policies at least annually to determine that our policies are in the best interests of our stockholders and will set forth their determinations in the minutes of the board meetings. You will have no voting rights with respect to implementing our investment objectives and policies, all of which are the responsibility of our board of directors and may be changed at any time.

The sheltering from tax of income from other sources is not an objective of our company.

Types of Investments

We invest primarily in Class A apartment communities. To the extent it is in the best interests of our stockholders, we will strive to invest in a geographically diversified portfolio of apartment communities that will satisfy our primary investment objectives of providing our stockholders with stable cash flow, preservation of capital and growth of income and principal without taking undue risk. Because a significant factor in the valuation of income-producing real estate is their potential for future income, we anticipate that the majority of properties we acquire will have both the potential for growth in value and providing cash distributions to stockholders.

We anticipate that 88.5% of the offering proceeds, excluding acquisition fees and expense reimbursements of up to 6.0% of the purchase price of the properties, will be used to acquire real estate and the balance will be used to pay various fees and expenses described in “Estimated Use of Proceeds of this Offering.”

We do not intend to enter into purchase and leaseback transactions, under which we would purchase a property from an entity and lease the property back to such entity under a net lease.

We do not intend to purchase interests in hedge funds.

We intend to acquire properties with cash and mortgage or other debt, but we may acquire properties free and clear of permanent mortgage indebtedness by paying the entire purchase price for such property in cash or in units of limited partnership interest in our operating partnership. On properties purchased on an all-cash basis, we may later incur mortgage indebtedness by obtaining loans secured by selected properties, if favorable financing terms are available. The proceeds from such loans would be used to acquire additional properties and increase our cash flow.

We generally do not intend to incur aggregate indebtedness in excess of 65.0% of the aggregate fair market value of all our properties, as determined at the end of each calendar year beginning with our first full year of operations. Fair market value will be determined each year by an internal or independent certified appraiser and in a similar manner as the fair market determination at the time of purchase. However, we may incur more leverage during our initial stage.

Our advisor and its affiliates may purchase properties in their own name, assume loans in connection with the purchase of properties and temporarily hold title to such properties for the purpose of facilitating the acquisition of such property, borrowing money or obtaining financing, completing construction of the property or for any other purpose related to our business.

Although we do not currently intend to do so, we may also acquire properties from our advisor, affiliates of our advisor, and entities advised or managed by our advisor or its affiliates. However, substantial limits exist on these acquisitions. A majority of our board of directors not otherwise interested in the transaction, including a majority of our independent directors, must determine that the transaction and the purchase price are fair, reasonable and in our best interests. Such acquisitions must also be supported by an independent appraisal prepared by an appraiser who is a member in good standing of the American Institute of Real Estate Appraisers or similar national organization selected by the independent directors. In connection with such acquisitions, our advisor or an affiliate of our advisor may receive acquisition fees equal to up to 3.0% of the purchase price of the property or up to 4.0% of the total development cost of any development property acquired. We will also reimburse our advisor for expenses related to selecting, evaluating or acquiring such properties. Reimbursement of acquisition expenses paid to our advisor and its affiliates, excluding amounts paid to third parties, will not exceed 0.5% of the purchase price. The sum of the acquisition fees and expenses, including real estate commissions paid to third parties, may not exceed 6.0% of the purchase price of such property or total development cost of such property.

Although our focus is on apartment communities, our charter and bylaws do not preclude us from acquiring other types of properties. We may acquire other real estate assets, including, but not limited to, income producing commercial properties, such as retail shopping centers and office buildings. The purchase of any apartment community or other property type will be based upon the best interests of our company and our stockholders as determined by our board of directors. Regardless of the mix of properties we may own, our primary business objectives are to maximize stockholder value by acquiring apartment communities that have strong and stable cash flow and growth potential and to preserve capital.

Our Acquisition Standards

We generally invest in metropolitan areas that are projected to have population growth rates in excess of the national average and that we believe will continue to perform well over time. While our acquisitions will not be limited to any state or geographic region, we will consider capitalizing on income opportunities that may result from shifts of population and assets. Areas and states we especially focus on include, but are not limited to, metropolitan areas in the mid-Atlantic, southeast and southwest regions of the United States that seem likely to benefit from the ongoing population shift and/or are poised for strong economic growth.

Our primary investment focus is existing Class A apartment communities that produce immediate income. However, we may acquire newly developed communities with some lease-up risk if we believe the investment will result in long-term benefits for our stockholders. We will generally purchase newer properties, less than five years old, with reduced capital expenditure requirements and high occupancy. However, we may purchase older properties, including properties that need capital improvements or lease-up to maximize their value and enhance stockholder returns. These properties may have short-term decreases in income during the lease-up or renovation phase, but will only be acquired when management believes in the long-term growth potential of the investment after completing necessary lease-up or renovations. We do not anticipate a significant focus on such properties.

We generally intend to employ property management companies with expertise in our property markets who can help maximize property performance and the internal growth of our portfolio as discussed above.

We generally seek to acquire well located and well constructed properties where the average income of the tenants generally exceeds the average income for the metropolitan area in which the community is located. All of our anticipated apartment communities will lease to their tenants under similar lease terms, which range from month-to-month to 12-month leases. We believe that the relatively short lease terms that are customary in most markets may allow us to aggressively raise rental rates in appropriate circumstances.

We may also consider purchasing apartment communities that include land or development opportunities as part of the purchase package. Such acquisitions will be no more than 10.0% of the aggregate portfolio value, and our company’s intent is to transfer development risk to the developer. Acquisitions of this type, while permitted, are not anticipated and do not represent a primary objective of our acquisition strategy. In fact, such acquisitions would require special consideration by the board of directors because of their increased risk and their potential to represent purchasing conflicts for and between other of our affiliate entities for whom these purchases would be more appropriate given their portfolio allowances for the assumption of more risk.

While real estate investing involves considerable risk, the owners and officers of our advisor possess considerable experience in the apartment housing sector, which we believe will help enable us to identify appropriate properties to meet our objectives and goals. Overall, we intend to focus on providing our stockholders with stable cash flow and income, a stable asset base, and a strategy for growth consistent with preservation of capital.

We believe that our strategy for apartment community acquisitions will benefit our company and our stockholders for the following reasons:

•	We intend to preserve capital through selective acquisitions and professional management, whereby we intend to increase rental rates, maintain high economic occupancy rates, reduce tenant turnover, make value-enhancing and income producing capital improvements, where appropriate, and control operating costs and capital expenditures.

•	We seek to acquire premier apartment properties in growth markets, at attractive prices relative to replacement cost, that provide the opportunity to improve operating performance through professional management, marketing and selective leasing and renovation programs.

•	We intend to purchase apartment communities at favorable prices and obtain immediate income from tenant rents, with the potential for appreciation in value over time.

We believe, based on our advisor’s prior real estate experience, that we have the ability to identify quality properties capable of meeting our investment objectives. In evaluating potential acquisitions, the primary factor we will consider is the property’s current and projected cash flow. We will also consider a number of other factors, including a property’s:

•	geographic location and type;

•	construction quality and condition;

•	potential for capital appreciation;

•	the general credit quality of current and potential tenants;

•	the potential for rent increases;

•	the interest rate environment;

•	potential for economic growth in the tax and regulatory environment of the community in which the property is located;

•	potential for expanding the physical layout of the property;

•	occupancy and demand by tenants for properties of a similar type in the same geographic vicinity;

•	prospects for liquidity through sale, financing or refinancing of the property;

•	competition from existing properties and the potential for the construction of new properties in the area; and

•	treatment under applicable federal, state and local tax and other laws and regulations.

Our advisor has substantial discretion with respect to the selection of specific properties.

We will not close the purchase of any property unless and until we obtain an environmental assessment, a minimum of Phase I review, for each property purchased and are generally satisfied with the environmental status of the property, as determined by our advisor.

We may also enter into arrangements with the seller or developer of a property whereby the seller or developer agrees that if, during a stated period, the property does not generate a specified cash flow, the seller or developer will pay in cash to our company a sum necessary to reach the specified cash flow level, subject in some cases to negotiated dollar limitations.

In determining whether to purchase a particular property, we may, in accordance with customary practices, obtain an option on such property. The amount paid for an option, if any, is normally surrendered if the property is not purchased, and is normally credited against the purchase price if the property is purchased.

In purchasing properties, we will be subject to risks generally incident to the ownership of real estate, including:

•	changes in general economic or local conditions;

•	changes in supply of or demand for similar competing properties in an area;

•	changes in interest rates and availability of permanent mortgage funds which may render the sale of a property difficult or unattractive;

•	changes in tax, real estate, environmental and zoning laws;

•	periods of high interest rates and tight money supply which may make the sale of properties more difficult;

•	tenant turnover; and

•	general overbuilding or excess supply in the market area.

We anticipate that the purchase price of properties we acquire will vary widely depending on a number of factors, including size and location. In addition, the cost to our company will vary based on the amount of debt we incur in connection with financing the acquisition. If we do not raise significantly more than the minimum offering amount, we may not be able to purchase a diverse portfolio of properties. If the maximum offering amount is sold, we will likely acquire a substantial number of properties; however, it is difficult to predict with precision the actual number of properties that we will actually acquire because the purchase prices of properties varies widely and our investment in each will vary based on the amount of leverage we use.

Property Acquisition

We primarily acquire real property through wholly owned subsidiaries of our operating partnership. In addition to fee simple interests, we may acquire properties subject to long-term ground leases. Other methods of acquiring a property may be used when advantageous. For example, we may acquire properties through a joint venture or the acquisition of substantially all of the interests of an entity that in turn owns a real property.

We may commit to purchase properties subject to completion of construction in accordance with terms and conditions specified by our advisor. In such cases, we will be obligated to purchase the property at the completion of construction, provided that (1) the construction conforms to definitive plans, specifications and costs approved by us in advance and embodied in the construction contract and (2) an agreed upon percentage of the property is leased. We will receive a certificate of an architect, engineer or other appropriate party, stating that the property complies with all plans and specifications. Our company’s intent is to transfer development risk to the developer. Acquisitions of this type, while permitted, are not anticipated and do not represent a primary objective of our acquisition strategy. In fact, such acquisitions would require special consideration by the board of directors because of their increased risk and their potential to represent purchasing conflicts for and between other of our affiliate entities for whom these purchases would be more appropriate given their portfolio allowances for the assumption of more risk.

If remodeling is required prior to the purchase of a property, we will pay a negotiated maximum amount either upon completion or in installments commencing prior to completion. Such amount will be based on the estimated cost of such remodeling. In such instances, we will also have the right to review the lessee’s books during and following completion of the remodeling to verify actual costs. In the event of substantial disparity between estimated and actual costs, an adjustment in purchase price may be negotiated. If remodeling is required after the purchase of a property, our advisor or an affiliate may serve as construction manager for a fee as set forth in our advisory agreement.

We are not specifically limited in the number or size of properties we may acquire or on the percentage of net proceeds of this offering which we may invest in a single property. The number and mix of properties we acquire will depend upon real estate and market conditions and other circumstances existing at the time we are acquiring our properties and the amount of proceeds we raise in this offering.

Demographic Investing

We incorporate a demographic-based investment approach to our overall investment strategy. This type of approach allows us to consider demographic analysis when acquiring apartment properties. This analysis also takes into account fundamental long-term economic and societal trends, including population shifts, generational differences, and domestic migration patterns. Demographic-based investing will assist us in investing in the properties need by the country’s largest population groups, and in the regions experiencing the greatest growth. When incorporating this strategy, we consider three factors: (1) the age ranges of the dominant population groups; (2) the essential needs of each dominant population group; and (3) the geographic regions that appeal to each dominant population group.

Age.  Our demographic-based investment strategy focuses on the following three population groups:

•	Seniors — The 65+ age group who are the elders of the baby boomers.

•	Boomers — Born between 1946 and 1964, the American Hospital Association and First Consulting Group state that this group controls 75.0% of the United States’ assets.

•	Echo boomers — Born between 1982 and 1994, represent the children of the boomers.

Essential Needs.  We believe that each of these population groups shares a need for apartment properties:

•	Seniors — Older retirees may prefer the ease of living associated with renting such as senior housing and small apartments, instead of dealing with the expenses and burden of homeownership.

•	Boomers — This aging population, currently the largest, controls the largest percent of U.S financial assets according to the American Hospital Association and First Consulting Group. As their children reach adulthood and move out or go off to college, they may be more likely to consider renting smaller, luxury apartments or condominiums.

•	Echo Boomers — This group, most likely to rent apartments, is entering their household formation years which is helping to fuel new demand for apartments, according to the Joint Center for Housing Studies of Harvard University, or JCHS. With four million echo boomers turning 21 every year, in fast growing areas, the existing housing stock will be unable to accommodate the rising number of young households according to a study by the JCHS.

The National Multi Housing Council also states that there is currently an increase in the number of younger renters (under age 35) but an even bigger increase in the number of older renters (55 and older).

Geographic Regions.  The concentrations and migrations of population groups may lay the groundwork for current and future consumption patterns. The South and West dominate the list of fastest growing states which include (in order): Arizona, Nevada, Idaho, Georgia, Texas, Utah, North Carolina, Colorado, Florida, and South Carolina. In recent years the largest proportionate increases in senior population were in the Southern and Western states. This trend should continue as baby boomers begin to retire. According to the JCHS, in 2006, the South accounted for over half of the nation’s net new renter households, adding three out of five renter households nationally.

Joint Ventures

We may invest in general partnership and joint venture arrangements with other real estate programs formed by, sponsored by or affiliated with our advisor or an affiliate of our advisor if a majority of our independent directors who are not otherwise interested in the transaction approve the transaction as being fair and reasonable to our company and our stockholders and on substantially the same terms and conditions as those received by the other joint venturers. We may also invest with nonaffiliated third parties by following the general procedures to obtain approval of an acquisition. However, we will not acquire interests in properties that are the subject of tenant-in-common syndications.

We will invest in general partnerships or joint venture arrangements with our advisor and its affiliates only when:

•	there are no duplicate property management or other fees;

•	the investment of each entity is on substantially the same terms and conditions; and

•	we have a right of first refusal if our advisor or its affiliates wish to sell its interest in the property held in such arrangement.

We may invest in general partnerships or joint venture arrangements with our advisor and its affiliates to allow us to increase our equity participation in such venture as additional proceeds of this offering are received, with the result that we will end up owning a larger equity percentage of the property. In addition, we will have the right to enter into joint venture arrangements with entities unaffiliated with our advisor and its affiliates.

You should note that there is a potential risk that our company or its joint venture partner will be unable to agree on a matter material to the joint venture on joint venture decisions and we may not control the decision. Furthermore, we cannot assure you that we will have sufficient financial resources to exercise any right of first refusal.

Description of Our Leases

Consistent with the multi-family industry, we anticipate that our lease terms will be for one year or less. These terms provide maximum flexibility for the owner to implement rental increases when the market will bear such increases.

Our Operating Partnership

We conduct our business and own properties through our operating partnership, Grubb & Ellis Apartment REIT Holdings, L.P., and its wholly owned subsidiaries. Our operating partnership is governed by its Agreement of Limited Partnership, a copy of which may be obtained from us. As the sole general partner of our operating partnership, we have control over the affairs of our operating partnership. We have delegated to our advisor the management of the day-to-day affairs of our operating partnership. Our advisor has no voting rights by virtue of its status as a special limited partner. Our operating partnership may issue additional units of limited partnership interest in the future in exchange for properties. The holders of these units have the right to redeem their units for cash or shares of common stock on terms set forth in the Agreement of Limited Partnership. Under specified circumstances, holders of these units may exercise their redemption rights by delivering a written notice of redemption to both the operating partnership and our company, as general partner of the operating partnership. Upon receipt of the redemption notice, our company may elect to purchase those units of limited partnership interest for either cash or shares in amounts determined in accordance with certain definitions and formulae set forth in the Agreement of Limited Partnership. If we decline to purchase those units, then the operating partnership must purchase the units of limited partnership, subject to certain limitations designed to protect our status as a REIT. Our operating partnership will use the net proceeds of this offering to purchase suitable properties and may use a portion of the net proceeds to repay debt secured by properties acquired by or contributed to our operating partnership.

Our Policies With Respect to Borrowing

When we think it is appropriate, we borrow funds to acquire or finance properties. We may later refinance or increase mortgage indebtedness by obtaining additional loans secured by selected properties, if favorable financing terms are available. We use the proceeds from such loans to acquire additional properties for the purpose of increasing our cash flow and providing further diversification. We generally anticipate that aggregate borrowings, both secured and unsecured, will not exceed 65.0% of all of our properties’ combined fair market values, as determined at the end of each calendar year beginning with our first full year of operations. Our board of directors will review our aggregate borrowings at least quarterly to ensure that such borrowings are reasonable in relation to our net assets. The maximum amount of such borrowings in relation to our net assets cannot exceed 300.0%, unless any excess in such borrowing is approved by a majority of our independent directors and is disclosed in our next quarterly report along with justification for such excess. For purposes of this determination, net assets are our company’s total assets, other than intangibles, calculated at cost before deducting depreciation, bad debt or other non-cash reserves, less total liabilities and computed at least quarterly on a consistently-applied basis. Generally speaking, the preceding calculation is expected to approximate 75.0% of the sum of (1) the aggregate cost of our real property investments before depreciation, bad debt and non-cash reserves and (2) the aggregate cost of our investments in real estate related securities. We are likely to exceed our charter’s leverage guidelines during the initial stage of our operations. We may also incur indebtedness to finance improvements to properties and, if necessary, for working capital needs or to meet the distribution requirements applicable to REITs under the federal income tax laws.

When incurring secured debt, we generally intend to incur only nonrecourse indebtedness, which means that the lenders’ rights upon our default generally will be limited to foreclosure on the property that secured the obligation. If we incur mortgage indebtedness, we will endeavor to obtain level payment financing, meaning that the amount of debt service payable would be substantially the same each year, although some mortgages are likely to provide for one large payment and we may incur floating or adjustable rate financing when our board of directors determines it to be in our best interest.

Our board of directors controls our policies with respect to borrowing and may change such policies at any time without stockholder approval.

Sale or Disposition of Properties

Our advisor and our board of directors will determine whether a particular property should be sold or otherwise disposed of after consideration of the relevant factors, including performance or projected performance of the property and market conditions, with a view toward achieving our principal investment objectives.

In general, we intend to hold properties, prior to sale, for a minimum of four years. When appropriate to minimize our tax liabilities, we may structure the sale of a property as a “like-kind exchange” under the federal income tax laws so that we may acquire qualifying like-kind replacement property meeting our investment objectives without recognizing taxable gain on the sale. Furthermore, our general policy will be to reinvest in additional properties proceeds from the sale, financing, refinancing or other disposition of our properties that represent our initial investment in such property or, secondarily, to use such proceeds for the maintenance or repair of existing properties or to increase our reserves for such purposes. The objective of reinvesting such portion of the sale, financing and refinancing proceeds is to increase the total value of real estate assets that we own, and the cash flow derived from such assets to pay distributions to our stockholders.

Despite this policy, our board of directors, in its discretion, may distribute to our stockholders all or a portion of the proceeds from the sale, financing, refinancing or other disposition of properties. In determining whether any of such proceeds should be distributed to our stockholders, our board of directors will consider, among other factors, the desirability of properties available for purchase, real estate market conditions and compliance with the REIT distribution requirements. Because we may reinvest such portion of the proceeds from the sale, financing or refinancing of our properties, we could hold our stockholders’ capital indefinitely. However, the affirmative vote of stockholders controlling a majority of our outstanding shares of common stock may force us to liquidate our assets and dissolve.

In connection with a sale of a property, our general preference will be to obtain an all-cash sale price. However, we may take a purchase money obligation secured by a mortgage on the property as partial payment. There are no limitations or restrictions on our taking such purchase money obligations. The terms of payment upon sale will be affected by custom in the area in which the property being sold is located and the then prevailing economic conditions. To the extent we receive notes, securities or other property instead of cash from sales, such proceeds, other than any interest payable on such proceeds, will not be included in net sale proceeds available for distribution until and to the extent the notes or other property are actually paid, sold, refinanced or otherwise disposed of. Thus, the distribution of the proceeds of a sale to you as a stockholder, to the extent contemplated by our board of directors, may be delayed until such time. In such cases, we will receive payments in the year of sale in an amount less than the selling price and subsequent payments will be spread over a number of years.

We are not a mortgage bank or portfolio lender. We do not intend to engage in the business of originating, warehousing or servicing mortgages. If we engage in any such activities, it will be only as an ancillary result of our main business of investing in real estate properties. We may provide seller financing on certain properties if, in our judgment, it is prudent to do so. However, our main business is not investing in mortgages or mortgage-backed securities. If we do invest directly in mortgages, they will be mortgages secured by apartment communities or other commercial properties.

While it is our intention to hold each property we acquire for a minimum of four years, circumstances might arise which could result in the early sale of some properties. A property may be sold before the end of the expected holding period if:

•	in the judgment of our advisor, the value of a property might decline substantially;

•	an opportunity has arisen to improve other properties;

•	we can increase cash flow through the disposition of the property; or

•	in our judgment, the sale of the property is in our best interests.

The determination of whether a particular property should be sold or otherwise disposed of will be made after consideration of the relevant factors, including prevailing economic conditions, with a view to achieving maximum capital appreciation. We cannot assure you that this objective will be realized. The selling price of a property will be determined in large part by the amount of rent payable under the lease. If a tenant has a repurchase option at a formula price or if operating expenses increase without a commensurate increase in rent under our gross leases, we may be limited in realizing any appreciation. In connection with our sales of properties, we may lend the purchaser all or a portion of the purchase price. In these instances, our taxable income may exceed the cash received in the sale. The terms of payment will be affected by custom in the area in which the property being sold is located and the then-prevailing economic conditions.

Our Long-Term Investment Objectives

Our long-term investment objective is to provide stockholders with stable cash flow throughout the term of the investment, preservation of capital and growth of income and principal without taking undue risk. Our goal is to purchase interests in real estate that will provide immediate income to our stockholders from tenant rents but that will also appreciate in value such that we can sell them after several years at a profit.

We anticipate that by 2013, our board of directors will determine when, and if, to apply to have our shares of common stock listed for trading on a national securities exchange or included for quotation on a national market system, if we meet the then applicable listing requirements. We believe that an exchange listing or inclusion of our shares in a national market system may allow us to increase our size, portfolio diversity, stockholder liquidity, access to capital and stability, and to decrease our operating costs. In this regard, our board of directors may consider an exchange listing or inclusion of our shares in a national market system in the future. However, we cannot assure that such listing or inclusion will ever occur. If it is not feasible or desirable to list our shares or include them on a national market system by 2013, our board of directors may decide to sell our assets individually, list our shares at a future date, or liquidate us within four years of such date.

Changes in Our Investment Objectives

Subject to the limitations in our charter, our bylaws and the Maryland General Corporation Law, or MGCL, the powers of our company will be exercised by or under the authority of, and the business and affairs of our company will be controlled by, the board of directors. The board of directors also has the right and power to establish policies concerning investments and the right, power and obligation to monitor our procedures, investment operations and performance of our company.

In general, the charter can be amended only if the proposed amendment is declared advisable by the board of directors and approved by the affirmative vote of a majority of the outstanding shares of our common stock, but the board of directors has the exclusive power to amend, alter or repeal the bylaws and to make new bylaws.

Within the express restrictions and prohibitions of the bylaws, the charter and applicable law, the board of directors has significant discretion to modify our investment objectives and policies, as stated in this prospectus. We have no present intention to modify any of our investment objectives and policies, and it is anticipated that any modification would occur only if business and economic factors affecting us made our stated investment objectives and policies unworkable or imprudent. By way of illustration only, the board of directors could elect to acquire hotels or to acquire one or more commercial properties in addition to apartment communities.

Thus, while this prospectus accurately and fully discloses our current investment objectives and policies, prospective stockholders must be aware that the board of directors, acting consistently with our organizational documents, applicable law and their fiduciary obligations, may elect to modify or expand our objectives and policies from time to time. Any action by the board of directors would be based upon the best interests of our company and our stockholders.

Investment Limitations

We do not intend to:

•	invest more than 10.0% of our total assets in unimproved real property or real estate investments not contemplated herein;

•	invest in commodities or commodity future contracts, except for interest rate futures contracts used solely for purposes of hedging against changes in interest rates; or

•	operate in such a manner as to be classified as an “investment company” for purposes of the Investment Company Act.

As used above, “unimproved real property” means any investment with the following characteristics:

•	an equity interest in real property which was not acquired for the purpose of producing rental or other operating income;

•	has no development or construction in process on such land; and

•	no development or construction on such land is planned to commence within one year.

In addition, we have adopted the following investment policies:

•	We will not issue redeemable equity securities.

•	We will not issue our shares on a deferred payment basis or other similar arrangement.

•	We will not issue debt securities unless the historical debt service coverage in the most recently completed fiscal year as adjusted for known charges is sufficient to properly service that higher level of debt.

•	We will not engage in trading, as opposed to investment, activities.

•	We will not engage in underwriting or the agency distribution of securities issued by others.

Making Loans and Investments in Mortgages

We will not make loans to other entities or persons unless secured by mortgages, and we will not make any mortgage loans to our advisor or any of its affiliates. We will not make or invest in mortgage loans unless we obtain an appraisal concerning the underlying property from a certified independent appraiser. We will maintain such appraisal in our records for at least five years, and will make it available during normal business hours for inspection and duplication by any stockholder at such stockholder’s expense. In addition to the appraisal, we will seek to obtain a customary lender’s title insurance policy or commitment as to the priority of the mortgage or condition of the title.

We will not make or invest in mortgage loans on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of our company, would exceed an amount equal to 85.0% of the appraised value of the property as determined by an appraisal from a certified independent appraiser, unless we find substantial justification due to the presence of other underwriting criteria. In no event will we invest in mortgage loans that exceed the appraised value of the property as of the date of the loans. All of our mortgage loans must provide for at least one of the following:

•	except for differences attributable to adjustable rate loans, equal periodic payments on a schedule that would be sufficient to fully amortize the loan over a 20- to 40-year period;

•	payments of interest only for a period of not greater than ten years with the remaining balance payable in equal periodic payments on a schedule that would fully amortize the loan over a 20- to 30-year period; or

•	payment of a portion of the stated interest currently and deferral of the remaining interest for a period not greater than five years, with the remaining principal and interest payable in equal periodic payments on a schedule that would fully amortize the loan over a 20- to 35-year period.

We will not invest in real estate contracts of sale otherwise known as land sale contracts.

We will not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of our advisor, any director, officer or any of their affiliates.

We will not invest in subordinated secured indebtedness except where the amount of total indebtedness secured by that property does not exceed 85.0% of the appraised value of such property. In addition, the value of all such investments, as shown on our books in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation, will not exceed 5.0% of our total assets.

Investment in Securities

We do not intend to invest more than 15.0% of our total assets in equity securities of other entities, other than our operating partnership or a wholly owned subsidiary. Additionally, we will not invest in equity securities of another entity, other than our operating partnership or a wholly owned subsidiary, unless a majority of the directors, including a majority of the independent directors not otherwise interested in such transaction, approves the investment as being fair, competitive and commercially reasonable. Investments in entities affiliated with our advisor, any officer, director or affiliates must be approved by a majority of the independent directors. We may purchase our own securities when traded on a secondary market or on a national securities exchange or national market system, if a majority of the directors determine such purchase to be in our best interests. We may in the future acquire some, all or substantially all of the securities or assets of other REITs or similar entities where that investment would be consistent with our investment policies and the REIT qualification requirements. There are no limitations on the amount or percentage of our total assets that may be invested in any one issuer, other than those imposed by the gross income and asset tests that we must satisfy to qualify as a REIT. However, we do not anticipate investing in the securities of other entities for the purpose of exercising control over that entity. In any event, we do not intend that our investments in securities will require us to register as an “investment company” under the Investment Company Act, and we intend to divest securities before any registration would be required.

We do not intend to engage in trading, underwriting, agency distribution or sales of securities of other issuers.

Appraisals

The purchase price for each property that we acquire must be approved by a majority of our independent directors and be based on the fair market value of the property. In cases in which a majority of the independent directors require, and in all cases in which we acquire property from or sell one of our properties to our officers, directors, advisor or any affiliate of our officers, directors or advisor, we will obtain an appraisal from an independent appraiser who is a member-in-good-standing of the American Institute of Real Estate Appraisers or similar national or regional organization and who will be selected by the independent directors.

Reserves

When we acquire a property, our advisor prepares a capital plan that contemplates the estimated capital needs of that investment. In addition to operating expenses, capital needs may also include costs of refurbishment or other major capital expenditures. The capital plan also sets forth the anticipated sources of the necessary capital, which may include a line of credit or other loan established with respect to the investment, operating cash generated by the investment, additional equity investments from us or joint venture partners or, when necessary, capital reserves. Any capital reserve would be established from the gross proceeds of this offering, proceeds from sales of other investments, operating cash generated by other investments or other cash on hand. In some cases, a lender may require us to establish capital reserves for a particular investment. The capital plan for each investment will be adjusted through ongoing, regular reviews of our portfolio or as necessary to respond to unanticipated additional capital needs.

Other Policies

In determining whether to purchase a particular property, we may first obtain an option to purchase such property. We may forfeit the amount paid for the option, if any, if the property is not purchased.

Assuming the maximum offering is sold, we generally do not intend to invest more than 20.0% of the gross proceeds of this offering in any one property, although we may do so with the approval of a majority of our board of directors.

We hold all funds, pending investment in properties, in readily marketable, interest-bearing securities which will allow us to continue to qualify as a REIT. Such investments will be highly liquid and provide for appropriate safety of principal and may include, but will not be limited to, investments such as bank money market accounts, short-term CDs issued by a bank or other short-term securities issued or guaranteed by the U.S. government.

We do not intend to make distributions-in-kind, except for:

•	distributions of beneficial interests in a liquidating trust established for the dissolution of our company and the liquidation of our assets in accordance with the terms of the MGCL; or

•	distributions of property which meet all of the following conditions:

•	our board of directors advises each stockholder of the risks associated with direct ownership of the property;

•	our board of directors offers each stockholder the election of receiving in-kind property distributions; and

•	our board of directors distributes in-kind property only to those stockholders who accept the directors’ offer.

Distribution Policy

We cannot assure you that we will make distributions. In order to continue to qualify as a REIT for federal income tax purposes, among other things, we must distribute each taxable year at least 90.0% of our taxable income, other than net capital gain. We do not intend to maintain cash reserves to fund distributions to stockholders.

We have a policy of avoiding, to the extent possible, the fluctuations in distributions that might result if distribution payments were based on actual cash received during the distribution period. To implement this policy, we may use cash received during prior periods or cash received subsequent to the distribution period and prior to the payment date for such distribution payment, to pay annualized distributions consistent with the distribution level established from time to time by our board of directors. Our ability to maintain this policy will depend upon the availability of cash flow and applicable requirements for qualification as a REIT under the federal income tax laws. Therefore, we cannot assure you that there will be cash flow available to pay distributions or that distributions will not fluctuate. If cash available for distribution is insufficient to pay distributions to you as a stockholder, we may obtain the necessary funds by borrowing, issuing new securities or selling assets. These methods of obtaining funds could affect future distributions by increasing operating costs.

To the extent that distributions to our stockholders are made out of our current or accumulated earnings and profits, such distributions will be taxable as ordinary dividend income. To the extent that our distributions exceed our current and accumulated earnings and profits, such amounts will constitute a return of capital to our stockholders for federal income tax purposes, to the extent of their basis in their stock, and thereafter will constitute capital gain.

Monthly distributions will be calculated with daily record and distribution declaration dates. However, our board of directors could, at any time, elect to pay distributions quarterly to reduce administrative costs. It will be our general policy, subject to applicable REIT rules, to reinvest proceeds from the sale, financing, refinancing or other disposition of our properties through the purchase of additional properties, although we cannot assure you that we will be able to do so.

MANAGEMENT OF OUR COMPANY

General

We operate under the direction of our board of directors, which is responsible for the overall management of our business and affairs. However, our board of directors has retained our advisor to manage our day-to-day affairs, subject to our board of directors’ supervision.

Under the MGCL, each director is required to discharge his or her duties in good faith, in a manner reasonably believed to be in our best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. Our board of directors is comprised of five individuals, three of whom are independent directors. We consider a director to be independent if in the last two years he or she is not associated, directly or indirectly, with our company or our advisor. Serving as a director of an affiliated company does not, by itself, preclude a director from being considered an independent director, in accordance with the guidelines of NASAA applicable to REITs.

The independent directors determine, from time to time but at least annually, that the total fees and expenses of our company are reasonable in light of our investment performance, our net assets, our net income and the fees and expenses of other comparable unaffiliated REITs. This determination is reflected in the minutes of the meetings of our board of directors. For purposes of this determination, net assets are our company’s total assets, other than intangibles, calculated at cost before deducting depreciation, bad debt or other non-cash reserves, less total liabilities and computed at least quarterly on a consistently-applied basis.

In addition, the independent directors determine from time to time, but at least annually, that the compensation that we contract to pay to our advisor is reasonable in relation to the nature and quality of the services performed and that such compensation is within the limits prescribed by any applicable state regulatory authorities. The independent directors also supervise the performance of our advisor and the compensation paid to it to determine that the provisions of the advisory agreement are being carried out. The independent directors base each determination on the factors set forth below and other factors that they deem relevant. This determination is also reflected in the minutes of the meetings of the board of directors. Such factors include:

•	the size of the advisory fee in relation to the size, composition and profitability of our portfolio of properties;

•	the success of our advisor in generating opportunities that meet our investment objectives;

•	the fees charged to similar REITs and to investors other than REITs by advisors performing similar services;

•	additional revenues realized by our advisor and any affiliate through their relationship with us, including acquisition fees, servicing and other fees, whether paid by us or by others with whom we do business;

•	the quality and extent of the service and advice furnished by our advisor;

•	the performance of our portfolio of properties, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

•	the quality of our portfolio of properties in relationship to the investments generated by our advisor for its own account or for the account of other entities it advises.

The Directors and Executive Officers

Our board of directors currently consists of five members, a majority of whom are independent. All of the directors serve one-year terms or until their successors are elected and qualify, whichever occurs first.

The following table and biographical descriptions set forth certain information with respect to the individuals who are our officers and directors:

Name	Age	Position

Stanley J. (“Jay”) Olander, Jr.	54	Chief Executive Officer, President and Chairman of the Board of Directors
David L. Carneal	43	Executive Vice President and Chief Operating Officer
Gus G. Remppies	47	Executive Vice President and Chief Investment Officer
Scott D. Peters	50	Executive Vice President
Shannon K S Johnson	31	Chief Financial Officer
Andrea R. Biller	59	Secretary and Director
Cora Lo	34	Assistant Secretary
Glenn W. Bunting, Jr.	63	Independent Director
Robert A. Gary, IV	53	Independent Director
W. Brand Inlow	54	Independent Director

Officers and Directors

Stanley J. (“Jay”) Olander, Jr. has been the Chief Executive Officer and a director of our company and the Chief Executive Officer of our advisor since December 2005. Since December 2006, he has also served as Chairman of our board of directors and since April 2007, he has served as our President and President of our advisor. Mr. Olander has also been a Managing Member of ROC REIT Advisors since 2006. Since July 2007, Mr. Olander has also served as Chief Executive Officer, President and Chairman of the Board of Residential Management. Since December 2007, Mr. Olander has also served as the Executive Vice President, Multifamily Division of our sponsor. He served as President and Chief Financial Officer and a member of the board of directors of Cornerstone Realty Income Trust, Inc. from 1996 until April 2005. Prior to the sale of Cornerstone in April 2005, the company’s shares were listed on the New York Stock Exchange, and it owned approximately 23,000 apartment units in five states and had a total market capitalization of approximately $1.5 billion. Mr. Olander has been responsible for the acquisition and financing of approximately 40,000 apartment units. He holds a bachelor’s degree in Business Administration from Radford University in Virginia and a master’s degree in Real Estate and Urban Land Development from Virginia Commonwealth University.

David L. Carneal has been the Executive Vice President and Chief Operating Officer of our company and our advisor since December 2005. Mr. Carneal has also been a Managing Member of ROC REIT Advisors since 2006. Since July 2007, Mr. Carneal has also served as an Executive Vice President of Residential Management. From 1998 to 2003, Mr. Carneal served as Senior Vice President of operations of Cornerstone Realty Income Trust, Inc., and from 2003 to 2005, served as Executive Vice President and Chief Operating Officer. Mr. Carneal was responsible for overseeing the property management operations of approximately 23,000 apartment units. Prior to joining Cornerstone, Mr. Carneal held management and development positions with several other multifamily property management companies including Trammell Crow Residential. Mr. Carneal holds a bachelor’s degree from the University of Virginia.

Gus G. Remppies has been the Executive Vice President and Chief Investment Officer of our company and our advisor since their formation. Mr. Remppies has also been a Managing Member of ROC REIT Advisors since 2006. Since July 2007, Mr. Remppies has also served as an Executive Vice President of Residential Management. From 1995 to 2003, Mr. Remppies served as Senior Vice President of Acquisition of Cornerstone Realty Income Trust, Inc., and from 2003 to 2005, served as Executive Vice President and Chief Investment Officer. As such, he was responsible for all acquisitions, dispositions, financing and development for Cornerstone. During this tenure, Mr. Remppies oversaw the acquisition and development of approximately 30,000 apartment units. In addition, he oversaw the placement of over $500 million in debt, both secured and unsecured, with a variety of lenders. He is a graduate of the University of Richmond in Virginia, where he received his degree in Business Administration.

Scott D. Peters has served as our Executive Vice President since December 2005 and served as our Chief Financial Officer from December 2005 through April 2006 and as one of our directors from April 2007 to June 2008. Mr. Peters also served as the Executive Vice President and Chief Financial Officer of our advisor from December 2005 to July 2008. He has served as the Chief Executive Officer of Grubb & Ellis Healthcare REIT, Inc. since April 2006, President since June 2007, and Chairman of the Board since July 2006. He served as the Chief Executive Officer of Grubb & Ellis Healthcare REIT Advisor, LLC from July 2006 until July 2008. He also served as the Chief Executive Officer, President and a director of Grubb & Ellis, our sponsor, from December 2007 to July 2008, and as the Chief Executive Officer, President and director of NNN Realty Advisors, a wholly owned subsidiary of Grubb & Ellis and our former sponsor, from its formation in September 2006 and as its Chairman of the Board from December 2007 until its merger with Grubb & Ellis. Mr. Peters also served as the Chief Executive Officer of Grubb & Ellis Realty Investors from November 2006 to July 2008, having served from September 2004 to October 2006, as its the Executive Vice President and Chief Financial Officer. From December 2005 to January 2008, Mr. Peters also served as the Chief Executive Officer and President of G REIT, Inc., having previously served as its Executive Vice President and Chief Financial Officer since September 2004. Mr. Peters also served as the Executive Vice President and Chief Financial Officer of T REIT, Inc. from September 2004 to December 2006. From February 1997 to February 2007, Mr. Peters served as Senior Vice President, Chief Financial Officer and a director of Golf Trust of America, Inc., a publicly traded real estate investment trust. Mr. Peters received his B.B.A. degree in accounting and finance from Kent State University in Ohio.

Shannon K S Johnson has served as our Chief Financial Officer since April 2006. Ms. Johnson has also served as the Financial Reporting Manager for Grubb & Ellis Realty Investors since January 2006 and has served as the Chief Financial Officer of Grubb & Ellis Healthcare REIT, Inc. since August 2006. From June 2002 to January 2006, Ms. Johnson gained public accounting and auditing experience while employed as an auditor with PricewaterhouseCoopers LLP. Prior to joining PricewaterhouseCoopers LLP, from September 1999 to June 2002, Ms. Johnson worked as an auditor with Arthur Andersen LLP, where she worked on the audits of a variety of public and private entities. Ms. Johnson is a Certified Public Accountant and graduated summa cum laude with her Bachelor of Arts in Business-Economics and a minor in Accounting from the University of California, Los Angeles.

Andrea R. Biller has served as our Secretary and as General Counsel of our advisor since December 2005 and as our director since June 2008. She has also served as the General Counsel, Executive Vice President and Secretary of Grubb & Ellis, our sponsor, since December 2007, and of NNN Realty Advisors, a wholly owned subsidiary of Grubb & Ellis and our former sponsor, since September 2006 and a director of NNN Realty Advisors since December 2007. She has served as General Counsel for Grubb & Ellis Realty Investors since March 2003 and as Executive Vice President since January 2007. Ms. Biller also served as the Secretary and Executive Vice President of G REIT, Inc. from June 2004 and December 2005, respectively, to January 2008, the Secretary of T REIT, Inc. from May 2004 to July 2007 and the Executive Vice President and Secretary of Grubb & Ellis Healthcare REIT, Inc. since April 2006. Ms. Biller practiced as a private attorney specializing in securities and corporate law from 1990 to 1995 and 2000 to 2002. She practiced at the SEC from 1995 to 2000, including two years as special counsel for the Division of Corporation Finance. Ms. Biller earned a B.A. degree in Psychology from Washington University, an M.A. degree in Psychology from Glassboro State University in New Jersey and a J.D. degree from George Mason University School of Law in Virginia in 1990, where she graduated first with distinction. Ms. Biller is a member of the California, Virginia and the District of Columbia Bar Associations.

Cora Lo has served as our Assistant Secretary since June 2008. Ms. Lo has also served as Senior Corporate Counsel for Grubb & Ellis since December 2007, having served as Senior Corporate Counsel and Securities Counsel for Grubb & Ellis Realty Investors since January 2007 and December 2005, respectively. From September 2002 to December 2005, Ms. Lo served as General Counsel of I/OMagic Corporation, a publicly traded company. Ms. Lo practiced as a private attorney specializing in corporate and securities law from 2001 to 2002. Ms. Lo also interned at the SEC, Division of Enforcement in 1998. Ms. Lo earned her B.A. degree in Political Science from the University of California, Los Angeles and earned her J.D. degree from Boston University. Ms. Lo is a member of the California State Bar Association.

Glenn W. Bunting, Jr. has been a director of our company since its formation. He has been President of American KB Properties, Inc., which develops and manages shopping centers, since 1985. He has been President of G. B. Realty Corporation, which brokers shopping centers and apartment communities, since 1980. Mr. Bunting is a current director of Apple Hospitality Two, Inc., Apple Hospitality Five, Inc., and Apple REIT Six, Inc., and a former director of Cornerstone Realty Income Trust, Inc., where he served on that company’s audit committee. Mr. Bunting holds a BS in Business Administration from Campbell University in North Carolina.

Robert A. Gary, IV has been a director of our company since December 2005. He is the chairperson and financial expert for our company’s audit committee. Mr. Gary co-founded Keiter, Stephens, Hurst, Gary and Shreaves, which is an independent certified public accounting firm based in Richmond, Virginia, in 1978, where he has worked since its formation. His accounting practice focuses on general business consulting, employee benefits and executive compensation, and estate planning and administration. Mr. Gary is a former director of Cornerstone Realty Income Trust, Inc., where he served as chairperson of the company’s audit committee. He holds a BS in Accounting from Wake Forest University in North Carolina and an MBA from the University of Virginia’s Darden School. He is a member of the American Institute of Certified Public Accountants and the Virginia Society of Certified Public Accountants.

W. Brand Inlow has been a director of our company since December 2005. He is a principal, co-founder, and serves as Director of Acquisitions for McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment communities in the southeast formed in October 2004. Since November 2003, Mr. Inlow has provided professional consulting services to the multifamily industry on matters related to acquisitions, dispositions, asset management and property management operations, and through an affiliation with LAS Realty in Richmond, Virginia conducts commercial real estate brokerage. Mr. Inlow also is President of Jessie’s Wish, Inc., a Virginia non-profit corporation dedicated to awareness, education and financial assistance for patients and families dealing with eating disorders. Mr. Inlow served as President of Summit Realty Group, Inc. in Richmond, Virginia, from September 2001 through November 2003. Prior to joining Summit Realty, from December 1999 to August 2001, he was Vice President of Acquisitions for EEA Realty, LLC in Alexandria, Virginia, where he was responsible for acquisition, disposition, and financing of company assets, which were primarily garden apartment properties. Prior to joining EEA Realty, from December 1992 to November 1999, Mr. Inlow worked for United Dominion Realty Trust, Inc., a publicly traded REIT, as Assistant Vice President and Senior Acquisition Analyst, where he was responsible for the acquisition of garden apartment communities. Mr. Inlow also serves as a trustee of G REIT Liquidating Trust and as the sole trustee of T REIT Liquidating Trust.

Committees of Our Board of Directors

We have two standing committees, the audit committee and the acquisition committee. From time to time the board of directors may establish certain other committees to facilitate the management of our company.

Audit Committee.  We have an audit committee which must be comprised of a minimum of three individuals, a majority of whom are independent directors. Currently the audit committee includes Messrs. Gary, Bunting, and Inlow, all of whom are independent directors. Mr. Gary is designated as the audit committee financial expert. The audit committee:

•	makes recommendations to our board of directors concerning the engagement of independent public accountants;

•	reviews the plans and results of the audit engagement with the independent public accountants;

•	approves professional services provided by, and the independence of, the independent public accountants;

•	considers the range of audit and non-audit fees; and

•	consults with the independent public accountants regarding the adequacy of our internal accounting controls.

Acquisition Committee.  Each of our acquisitions must be approved by the acquisition committee or a majority of our board of directors, including a majority of the independent directors, as being fair and reasonable to our company and consistent with our investment objectives. Initially, the acquisition committee will be comprised of all members of our board of directors. Our advisor will recommend suitable properties for consideration by the acquisition committee. If the members of the acquisition committee approve a given acquisition, then our advisor will be directed to acquire the property on our behalf, if such acquisition can be completed on terms approved by the committee. Properties may be acquired from our advisor or its affiliates or our officers and directors, provided that a majority of our board of directors, including a majority of the independent directors, not otherwise interested in the transaction approve the transaction as being fair and reasonable to our company and at a price to our company no greater than the cost of the property to the affiliate, unless substantial justification exists for a price in excess of the cost to the affiliate and the excess is reasonable.

Executive Compensation Committee.  We currently do not have, but we anticipate in the future that we will have, an executive compensation committee comprised of a minimum of three directors, including at least two independent directors, to establish compensation policies and programs for our directors and executive officers. However, at a later date, the executive compensation committee may exercise all powers of our board of directors in connection with establishing and implementing compensation matters. Stock-based compensation plans will be administered by the board of directors if the members of the executive compensation committee do not qualify as “non-employee directors” within the meaning of the Securities Exchange Act of 1934.

Nominating and Corporate Governance Committee.  We do not have a separate nominating and corporate governance committee. We believe that our board of directors is qualified to perform the functions typically delegated to a nominating and corporate governance committee and that the formation of a separate committee is not necessary at this time. Instead, the full board of directors performs functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting policies with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of the board of directors, conducting candidate searches and interviews, overseeing and evaluating the board of directors and our management, evaluating from time to time the appropriate size and composition of the board of directors and recommending, as appropriate, increases, decreases and changes to the composition of the board of directors and formally proposing the slate of directors to be elected at each annual meeting of our stockholders.

Director Compensation

Pursuant to the terms of our director compensation program, which are contained in our 2006 incentive award plan, our independent directors receive the following forms of compensation:

•	Annual Retainer. Our independent directors receive an annual retainer of $15,000.

•	Meeting Fees. Our independent directors receive $1,000 for each board meeting and Executive Committee meeting attended in person or by telephone, and $500 for each committee meeting, other than an Executive Committee meeting, attended in person or by telephone, and an additional $2,000 to the Audit Committee Chairman for each Audit Committee meeting attended in person or by telephone. If a board meeting is held on the same day as a committee meeting, an additional fee will not be paid for attending the committee meeting, except to the Audit Committee Chairman.

•	Equity Compensation. Upon initial election to the board, each independent director receives 1,000 shares of restricted common stock, and an additional 1,000 shares of restricted common stock upon his or her subsequent election each year. The restricted shares will vest as to 20.0% of the shares on the date of grant and on each anniversary thereafter over four years from the date of grant.

•	Other Compensation. We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings, including committee meetings, of the Board of Directors. Independent directors do not receive other benefits from us.

Our non-independent directors do not receive any compensation from us.

Executive Officer Compensation

We have no employees and our company’s executive officers are all employees of our advisor and/or its affiliates. We cannot determine at this time if or when we might hire any employees, although we do not anticipate hiring any employees for the twelve month period following the commencement of this offering. Our executive officers and key employees of our advisor are compensated by our advisor and/or its affiliates and will not receive any compensation from us for their services. However, our officers and key employees of our advisor will be eligible for awards under our 2006 incentive award plan. As of the commencement of this offering, no awards have been granted to our executive officers or our advisor’s key employees under this plan.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks or insider participation as to compensation decisions.

2006 Incentive Award Plan

The following is a summary of the principal features of the 2006 incentive award plan, as amended, or the 2006 plan, as it is currently proposed. This summary highlights information from the 2006 plan. Because it is a summary, it may not contain all the information that is important to you. To fully understand the 2006 plan, you should carefully read the entire 2006 plan, including the amendment to the plan, which are included as exhibits to the registration statement, of which this prospectus is a part.

Securities Subject to the 2006 Plan

The shares of stock subject to the 2006 plan will be our common stock. Under the terms of the 2006 plan, the aggregate number of shares of our common stock subject to options, restricted stock awards, stock purchase rights, stock appreciation rights, or SARs, and other awards will be no more than 2,000,000 shares, subject to adjustment under specified circumstances.

Awards Under the 2006 Plan

Our board of directors administers the 2006 plan. The 2006 plan provides that the administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Our officers, employees, consultants and non-officer directors, as well as key employees of our advisor and its managing member, are eligible to receive awards under the 2006 plan. The administrator determines which of our officers, employees, consultants, non-officer directors and key employees of our advisor and its managing member will be granted awards.

Nonqualified stock options, or NQSOs, will provide for the right to purchase our common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may not be less than fair market value on the date of grant, and usually will become exercisable, in the discretion of the administrator, in one or more installments after the grant date. In any event, the exercise price of a NQSO may not be less than 85.0% of the fair market value on the date of grant. The exercisability of the installments of a NQSO may be subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

Incentive stock options, or ISOs, will be designed to comply with the provisions of Section 422 of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs generally must have an exercise price of not less than the fair market value of a share of our common stock on the date of grant, may only be granted to officers and employees and must expire within ten years from the date of grant. In the case of an ISO granted to an individual who owns, or is deemed to own, at least 10.0% of the total combined voting power of all of our classes of stock, the 2006 plan provides that the exercise price must be at least 110.0% of the fair market value of a share of our common stock on the date of grant and the ISO must expire within five years from the date of grant.

Restricted stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the vesting conditions are not met. In general, restricted stock may not be sold or otherwise hypothecated or transferred and will be held in escrow until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and may receive distributions prior to the time the restrictions lapse. Also, distributions on restricted stock may be subject to vesting conditions and restrictions.

Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold or otherwise hypothecated or transferred until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or distribution rights prior to the time when the vesting conditions are satisfied.

Stock appreciation rights may be granted in connection with stock options or separately. SARs granted by the administrator in connection with stock options typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option, but alternatively may be based upon an exercise price determined by the administrator. Except as required by Section 162(m) of the Code with respect to any SAR intended to qualify as performance-based compensation, there are no restrictions specified in the 2006 plan on the exercise prices of SARs, although restrictions may be imposed by the administrator in the SAR agreements. The administrator may elect to pay SARs in cash or our common stock or a combination of both.

Distribution equivalents represent the value of the distributions per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance awards may be granted by the administrator to officers, employees or consultants based upon, among other things, the achievement of performance goals. Generally, these awards will be based upon specific performance criteria and may be paid in cash or our common stock or a combination of both. Performance awards to officers, employees and consultants may also include bonuses granted by the administrator, which may be payable in cash or our common stock or a combination of both.

Stock payments may be authorized by the administrator in the form of shares of our common stock or an option or other right to purchase our common stock as part of a deferred compensation arrangement in lieu of all or any part of cash compensation, including bonuses, that would otherwise be payable to the officer, employee or consultant. Stock payments may be based on the achievement of performance goals.

The administrator may designate officers and employees as Section 162(m) participants, whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to Section 162(m) participants options, restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the achievement of performance goals for our company, or any subsidiary, division or operating unit of our company related to one or more of the following performance criteria:

•	net income;

•	pre-tax income;

•	operating income;

•	cash flow;

•	earnings per share;

•	earnings before interest, taxes, depreciation and/or amortization;

•	return on equity;

•	return on invested capital or assets;

•	FFO;

•	cost reductions or savings; or

•	appreciation in the fair market value of a share of our common stock.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2006 plan to any individual in any calendar year may not exceed 250,000 shares. In addition, the maximum amount of cash that may be paid as a cash bonus to any individual in any calendar year is $1,000,000.

Automatic Grants of Restricted Stock to Non-Officer Directors

Each of our current non-officer directors received an automatic grant of 1,000 shares of restricted stock on July 19, 2006 and an automatic grant of 1,000 shares of restricted stock upon their subsequent election each year. Each person who thereafter is elected or appointed as a non-officer director will receive an automatic grant of 1,000 shares of restricted stock on the date such person is first elected as a non-officer director and an automatic grant of 1,000 shares of restricted stock upon their subsequent election each year. To the extent allowed by applicable law, the non-officer directors will not be required to pay any purchase price for these grants of restricted stock. The restricted stock will vest 20.0% at the time of grant and 20.0% on each anniversary thereafter over four years from the date of grant. All restricted stock may receive distributions, whether vested or unvested.

Amendment and Termination of the 2006 Plan

The board of directors may not, without stockholder approval given within 12 months of the board’s action, amend the 2006 plan to increase the number of shares of our stock that may be issued under the 2006 plan.

The board of directors may terminate the 2006 plan at any time. The 2006 plan will be in effect until terminated by the board of directors. However, in no event may any award be granted under the 2006 plan after ten years following the 2006 plan’s effective date. Except as indicated above, the board of directors may modify the 2006 plan from time to time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our advisor is primarily responsible for managing our day-to-day business affairs and assets and carrying out the directives of our board of directors. Our advisor or its affiliates will receive the fees and reimbursements from our company set forth in “Compensation Table,” including an asset management fee for supervising the management and operation of properties that we acquire and an acquisition fee for the due diligence, selection and acquisition of properties that we acquire.

Grubb & Ellis Realty Investors owns a 50.0% managing member interest in our advisor and is an indirect wholly owned subsidiary of Grubb & Ellis.

Grubb & Ellis is the ultimate parent of Grubb & Ellis Securities, Inc., the dealer manager in this offering. The fees payable to Grubb & Ellis Securities, Inc. are set forth in “Compensation Table” and include selling commissions, marketing allowance and accountable due diligence expense reimbursements. Grubb & Ellis is also the ultimate parent of Realty, an affiliate of our advisor that provides real estate brokerage and other services for our properties, and a Residential Management, which will provide property management services to some of the properties we acquire. The fees payable to Realty and Residential Management are set forth in “Compensation Table” and include acquisition fees, property management fees and disposition fees.

ROC REIT Advisors owns a 25.0% non-managing member interest in our advisor. The members of ROC REIT Advisors are Stanley J. Olander, Jr., our Chief Executive Officer and our advisor’s Chief Executive Officer; Gus G. Remppies, our Executive Vice President and Chief Investment Officer and our advisor’s Executive Vice President and Chief Investment Officer; and David L. Carneal, our Executive Vice President and Chief Operating Officer and our advisor’s Executive Vice President and Chief Operating Officer.

Grubb & Ellis Apartment Management owns a 25.0% non-managing member interest in our advisor. The members of Grubb & Ellis Apartment Management include Andrea R. Biller, our Secretary and a director and our advisor’s General Counsel; and Grubb & Ellis Realty Investors for the benefits of other employees who perform services for us.

Our advisor has purchased 22,223 shares of our common stock at a price of $9.00 per share, or $200,007, to satisfy the requirements of NASAA. Our advisor purchased those shares for cash and may not sell these shares for as long as it serves as the advisor to our company; however, our advisor may transfer all or a portion of these shares to its affiliates, although it has no current intention to do so. Such affiliates would be subject to the same restrictions on transfer for as long as our advisor serves as our advisor.

OUR ADVISOR

Our advisor, Grubb & Ellis Apartment REIT Advisor, LLC, is primarily responsible for managing our day-to-day business affairs and assets and carrying out our board of directors’ directives. Our advisor is a Virginia limited liability company that was formed in December 2005. Our advisor does not provide management services to any other entities and does not intend to do so in the future. However, there are no limitations in our charter, bylaws or policies prohibiting or limiting our advisor in providing these services to another entity, with the exception of our advisor’s fiduciary duties to us and our right of first opportunity to acquire Class A income producing apartment communities. Our advisor is affiliated with our company in that several of our officers, Messrs. Remppies and Carneal, and two of our officers and directors, Mr. Olander and Ms. Biller, also are indirect owners and officers of our advisor. Mr. Olander and Ms. Biller also own interests in and serve as an officer or key employee of Grubb & Ellis, the ultimate parent of Grubb & Ellis Realty Investors, the parent and manager of our advisor, and certain of its affiliates. Our advisor may engage Realty, its affiliated real estate brokerage and management company, or Residential Management, its affiliated property management company, both of which are owned by Grubb & Ellis, to provide a number of services in connection with our properties.

Management

The following table sets forth information with respect to our advisor’s executive officers:

Name	Position

Stanley J. (“Jay”) Olander, Jr.	Chief Executive Officer and President
Andrea R. Biller	General Counsel
David L. Carneal	Executive Vice President and Chief Operating Officer
Gus G. Remppies	Executive Vice President and Chief Investment Officer

The background of each of our advisor’s executive officers is described under “Management of Our Company — The Directors and Executive Officers.”

The Advisory Agreement

Under the terms of the advisory agreement, our advisor generally:

•	has responsibility for day-to-day operations of our company;

•	administers our bookkeeping and accounting functions;

•	serves as our consultant in connection with policy decisions to be made by our board of directors;

•	manages or causes to be managed our properties and other assets; and

•	may render other property-level services if our board of directors requests.

Our advisor is subject to the supervision of our board of directors and, except as expressly provided in the advisory agreement, has only such additional functions as are delegated to it. In addition, our advisor has a fiduciary duty to our company’s stockholders as provided under the Maryland General Corporation Law and the interpretations thereof under Maryland common law. A copy of the advisory agreement has been filed as an exhibit to the registration statement, of which this prospectus is a part, and you may obtain a copy from us.

Expenses.  Our advisor bears the expenses incurred by it in connection with performance of its duties under the advisory agreement, including administrative expenses incurred in supervising, monitoring and inspecting real property or other assets owned by us, excluding proposed acquisitions, or relating to its performance under the advisory agreement. We will reimburse our advisor for some expenses it incurs, including expenses related to proposed acquisitions and travel expenses. We will not reimburse our advisor at the end of any fiscal quarter for operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2.0% of our average invested assets or 25.0% of our net income for such year. This limitation does not apply to our organizational and offering expenses, which have a separate limitation equal to 15.0% of our gross proceeds. If our advisor receives an incentive distribution, net income, for purposes of calculating operating expenses, will exclude any gain from the sale of our assets. Any amount exceeding the greater of 2.0% of average invested assets or 25.0% of net income paid to our advisor during a fiscal quarter will be repaid to us within 60 days after the end of the fiscal year. Our board of directors, including a majority of our independent directors, must determine at least annually that the expenses incurred by our company are reasonable in light of our investment performance, our net assets, our net income and the fees and expenses of other comparable unaffiliated REITs. We bear our own expenses for functions not required to be performed by our advisor under the advisory agreement, which generally include capital raising and financing activities, corporate governance matters and other activities not directly related to our properties and assets.

Term.  The advisory agreement, which was entered into by our company after our board of directors reviewed and evaluated the performance of our advisor and with the approval of a majority of independent directors, is for a one-year term subject to successive one-year renewals upon the mutual consent of the parties. In determining whether to renew the advisory agreement, our board of directors will re-evaluate the performance of our advisor. The criteria used in such evaluation will be reflected in the minutes of our board of director’s meetings.

The advisory agreement may be terminated by our advisor or a majority of the independent directors upon 60 days’ prior written notice without cause or penalty.

If the advisory agreement is terminated, the advisory agreement requires our advisor to cooperate with us and take all reasonable steps requested to assist the directors in making an orderly transition of all advisory functions. If the advisory agreement is terminated, our board of directors, including a majority of the independent directors, will determine that any successor advisor possess sufficient qualifications to:

•	perform the advisory function for our company; and

•	justify the compensation provided for in the contract with our company.

If we liquidate all or a portion of our assets, our advisor may be entitled to compensation pursuant to the “incentive distribution upon sales” described under the heading “Compensation Table.” Additionally, if the advisory agreement is terminated in connection with the listing of our shares of common stock on a national exchange or a national market system, the advisory agreement provides that our advisor will receive an incentive distribution equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the amount of capital we invested in our operating partnership plus an 8.0% per annum cumulative, non-compounded return on such invested capital. A listing for these purposes means the listing of our common stock on i) the New York Stock Exchange, the American Stock Exchange, or the National Market System of the Nasdaq Stock Market (or any successor to such entities), or ii) a national securities exchange (or tier or segment thereof) that has listing standards that the Securities and Exchange Commission has determined by rule are substantially similar to the listing standards applicable to securities described in Section 18(b)(1)(A) of the Securities Act of 1933, as amended. Upon our advisor’s receipt of the incentive distribution upon listing, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties.

Further, in connection with the termination of the advisory agreement other than due to a listing of our shares on a national securities exchange or national market system or due to the internalization of our advisor in connection with our conversion to a self-administered REIT, our company may choose to redeem our advisor as a special limited partner in our operating partnership, which would entitle it to receive cash, or if agreed by our company and our advisor, shares of common stock of our company or units of limited partnership interest in our operating partnership equal to the amount that would be payable to the advisor pursuant to the “incentive distribution upon sales” described under the heading “Compensation Table” if we liquidated all of our assets for their fair market value. Finally, upon the termination of our advisory agreement as a result of the advisor’s internalization into our company, the advisory agreement provides that for the appointment of a special committee of the board of directors comprised of all of the independent directors. This special committee will be authorized to engage it owns independent financial advisor and/or legal counsel to, among other things, negotiate with the advisor regarding a possible internalization and the compensation payable to the advisor. In determining such compensation, the special committee will consider factors including, but not limited to, our advisor’s performance compared to the performance of other advisors for similar entities that the special committee believes are relevant in making the determination, any available valuations for such advisors and independent legal and financial advice. Any amounts to be paid to our advisor pursuant to the advisory agreement cannot be determined at the present time.

Our Right of First Opportunity.  The advisory agreement gives us the first opportunity to purchase any Class A income-producing apartment communities placed under contract by our advisor that satisfy our investment objectives, so long as our acquisition committee or board of directors votes to make the purchase within seven days of being offered such property by our advisor. If our board of directors does not vote to make such purchase within seven days of being offered such property, the advisor is free to offer such opportunity to any other affiliates or non-affiliates, as it so chooses.

Possible Internalization.  Many REITs that are listed on a national securities exchange or included for quotation on a national market system are considered “self-administered” because the employees of the REIT perform all significant management functions. In contrast, REITs that are not self-administered, like our company, typically engage a third-party to perform management functions on its behalf. Accordingly, if we apply to have our shares listed for trading on a national securities exchange or included for quotation on a national market system, it may be in our best interest to become self-administered. If the independent directors determine that we should become self-administered, the advisory agreement contemplates the internalization of our advisor into our company and the termination of the advisory agreement, with the consideration in such internalization and for such termination to be determined by our company and our advisor. In the event our advisor is internalized into our company, some of our advisor’s executives may become executives and/or employees of our company. While we would then be relieved of paying fees to our advisor under the advisory agreement, we would be required to pay the salaries of our executives and employees and related costs and expenses formerly absorbed by our advisor under the advisory agreement.

Indemnification.  We have agreed to indemnify our advisor, its managers, members and employees and pay or reimburse reasonable expenses in advance of final disposition of a proceeding with respect to acts or omissions of our advisor, provided that:

•	the indemnified person determined, in good faith, that the course of conduct that caused a loss or liability was in our best interests;

•	the indemnified person was acting on behalf of, or performing services for, our company;

•	such liability or loss was not the result of negligence or misconduct; and

•	such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

Other Services.  In addition to the services described above to be provided by our advisor and its affiliates, if we request, affiliates of our advisor may provide other property-level services to our company and may receive compensation for such services, including leasing, development, loan origination and servicing, property tax reduction and risk management fees. However, under no circumstances will such compensation for other such services exceed an amount that would be paid to non-affiliated third parties for similar services. A majority of the independent directors must approve all compensation for such other services paid to our advisor or any of its affiliates.

GRUBB & ELLIS COMPANY, NNN REALTY ADVISORS, INC. AND
GRUBB & ELLIS REALTY INVESTORS, LLC

Grubb & Ellis, headquartered in Santa Ana, California, is one of the largest commercial real estate services companies. With more than 130 owned and affiliate offices worldwide, Grubb & Ellis offers property owners, corporate occupants and investors comprehensive integrated real estate solutions, including transaction, management, consulting and investment advisory services supported by proprietary market research and extensive local market expertise.

On December 7, 2007, NNN Realty Advisors, which previously served as our sponsor, merged with and into a wholly owned subsidiary of our current sponsor, Grubb & Ellis. The transaction was structured as a reverse merger whereby stockholders of NNN Realty Advisors received shares of Grubb & Ellis in exchange for their NNN Realty Advisors shares and, immediately following the merger, former NNN Realty Advisors stockholders own approximately 60.1% of Grubb & Ellis. Additionally, six of the nine post-merger directors of Grubb & Ellis were directors of NNN Realty Advisors prior to the merger.

The merger combined one of the world’s leading full-service commercial real estate organizations with a leading sponsor of commercial real estate programs to create a diversified real estate services business providing a complete range of transaction, management and consulting services, and possessing a strong platform for continued growth. Grubb & Ellis continues to use the “Grubb & Ellis” name and continues to be listed on the New York Stock Exchange under the ticker symbol “GBE.”

NNN Realty Advisors, headquartered in Santa Ana, California, is a full-service commercial real estate asset management and services firm. NNN Realty Advisors sponsors real estate investment programs to provide investors with the opportunity to engage in tax-deferred exchanges of real property and to invest in other real estate investment vehicles. NNN Realty Advisors raises capital for these programs through an extensive network of broker-dealer relationships. NNN Realty Advisors also structures, acquires, manages and disposes of real estate for these programs, earning fees for each of these services. NNN Realty Advisors is one of the largest sponsors of tenant in common, or TIC, programs marketed as securities and also sponsors and advises public non-traded real estate investment trusts, or REITs, and real estate investment funds. NNN Realty Advisors was formed in September 2006 and is the parent of Grubb & Ellis Realty Investors, Grubb & Ellis Securities, Inc., Realty and Residential Management.

Grubb & Ellis Realty Investors offers a diverse line of investment products as well as a full-range of services including asset and property management, brokerage, leasing, analysis and consultation. As of June 30, 2008, Grubb & Ellis Realty Investors manages a growing portfolio of over 45.4 million square feet of commercial properties, including more than 12,000 apartment units, with a combined market value of approximately $6.5 billion. Grubb & Ellis Realty Investors and its affiliates are currently buying and selling properties throughout the United States, with many recent acquisitions located in California, Texas and Florida, which the U.S. Census Bureau forecasts to be the top three states for population growth over the next 25 years. Grubb & Ellis Realty Investors is also an active seller of real estate, bringing many of its investment programs full cycle.

COMPENSATION TABLE

The Compensation Table below outlines all the compensation that we pay or will pay in the future to our advisor, our dealer manager and their affiliates and the broker dealers participating in this offering during the stages in the life of our company and other payments that are subordinated to achieving the returns listed in the table. For ease of presentation and understanding, we have used defined terms in the table. Those terms have the following meanings:

Average Invested Assets means, for any period, the average of the aggregate book value of our assets, including property-related debt, that are invested, directly or indirectly, in real estate assets or in equity interests and in loans secured by real estate, before deducting depreciation, bad debts or other similar non-cash reserves, computed by taking the average of the values at the end of each month during such period.

Invested Capital means the gross proceeds from the sale of the shares of common stock in this offering. When a property is sold, Invested Capital will be reduced by the lesser of (1) the net sale proceeds available for distribution from such sale or (2) the sum of (A) the portion of Invested Capital that initially was allocated to that property and (B) any remaining shortfall in the recovery of our Invested Capital with respect to prior sales of properties.

Competitive Real Estate Commission means the real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.

Our advisor, our dealer manager and their affiliates will not be compensated for any services other than those which have been disclosed in this Compensation Table. In those instances in which there are maximum amounts or ceilings on the compensation which may be received by our advisor or the dealer manager for services rendered, our advisor and the dealer manager may not recover any amounts in excess of such ceilings or maximum amounts for those services by reclassifying such services under a different compensation or fee category. Except as expressly provided in the table, we will not pay, directly or indirectly, a commission or fee to our advisor or its affiliates in connection with the reinvestment of the proceeds of any resale, exchange, financing or refinancing of a company property.

OFFERING STAGE

Method of
Type of Compensation	Compensation	Estimated Amount

Selling Commissions	Our dealer manager receives up to 7.0% of the gross proceeds of this offering, or $0.70 for each share sold. The dealer manager may reallow all or a portion of the selling commissions to broker dealers for each share they sell. Shares purchased under the distribution reinvestment plan are purchased without selling commissions.	Actual amount depends upon the number of shares sold. The dealer manager will receive a total of $70,000,000 if the maximum offering is sold.
Marketing Allowance and Accountable Due Diligence Expense Reimbursements	We pay our dealer manager an amount up to 3.0% of the gross proceeds of this offering as follows: Up to 2.5% of the gross proceeds of this offering as an allowance to pay expenses associated with non-accountable marketing fees, wholesaling fees, expense reimbursements, sales seminars and volume discounts, and up to 0.5% of the gross offering proceeds for reimbursement of accountable bona fide due diligence expenses. Our dealer manager may reallow up to 1.5% of the gross offering proceeds for non- accountable marketing fees and expenses and 0.5% of the gross offering proceeds for accountable bona fide due diligence expense reimbursement to broker dealers participating in this offering. We will not pay this fee with respect to shares purchased under the distribution reinvestment plan.	Actual amount depends upon the number of shares sold. A total of $30,000,000 will be paid if the maximum offering is sold.
Other Organizational and Offering Expenses	Our advisor or one of its affiliates may advance, and we will reimburse it up to 1.5% of the gross proceeds of this offering, excluding proceeds received pursuant to our distribution reinvestment plan, for organizational and offering expenses incurred on our behalf in connection with this offering. These costs include legal and accounting fees, filing fees and printing costs as well as reimbursements for costs to prepare sales materials and our company’s conduct of educational conferences and retail seminars. The reimbursement of these expenses is not subject to the limitation on	Actual amounts will be based on actual funds advanced. We estimate that a total of $15,000,000 will be reimbursed if the maximum offering is sold.

Method of
Type of Compensation	Compensation	Estimated Amount

reimbursements for operating expenses to our advisor or one of its affiliates, which, for any four consecutive fiscal quarters then ended, cannot exceed the greater of 2.0% of our average invested assets or 25.0% of our net income for such year.

ACQUISITION STAGE

Method of
Type of Compensation	Compensation	Estimated Amount

Acquisition Fee	For its services in connection with the due diligence, selection and acquisition of a property, our advisor or one of its affiliates receives an acquisition fee from our company equal to up to 3.0% of the purchase price of the property acquired or up to 4.0% of the total development cost of any development property acquired, as applicable. A portion of the acquisition fee may be paid at our advisor’s discretion to third-party developers for services rendered. Acquisition fees are payable on the acquisition of a specific property, on the acquisition of a portfolio of properties through a purchase of assets, merger or similar transaction, or on the completion of development of a property or properties for our company.	Actual amounts depend upon the purchase price of properties acquired or the total development cost of properties acquired for development.
Reimbursement of Acquisition Expenses	We reimburse our advisor or one of its affiliates for any and all expenses related to selecting, evaluating, acquiring and investing in properties, whether or not acquired or made, including, but not limited to, legal fees and expenses, travel and communications expenses, cost of appraisals and surveys, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use related expenses, architectural, engineering and other property reports, environmental and asbestos audits, title insurance and escrow fees, loan fees or points or any fee of a similar nature paid to a third party, however designated, transfer taxes and personnel and miscellaneous expenses related to	Actual amounts depend upon the actual expenses incurred.

Method of
Type of Compensation	Compensation	Estimated Amount

the selection, evaluation and acquisition of and investing in properties. Reimbursement of acquisition expenses paid to our advisor and its affiliates, excluding amounts paid to third parties, will not exceed 0.5% of the purchase price. The reimbursement of acquisition fees and expenses cannot exceed 6.0% of the purchase price or total development cost, as applicable, for a property unless fees in excess of such amount are approved by a majority of our directors not interested in the transaction and by a majority of our independent directors not interested in the transaction.

OPERATING STAGE

Method of
Type of Compensation	Compensation	Estimated Amount

Asset Management Fee	Subject to our stockholders receiving annualized distributions in an amount equal to 5.0% per annum of our invested capital, we pay our advisor or one of its affiliates an annual asset management fee for managing our day-to- day operations, which is equal to 1.0% of our average invested assets.	Actual amounts depend upon distributions to our stockholders and assets invested by our company, and, therefore, cannot be determined at the present time.
Average invested assets include any property-related debt; therefore, fully leveraging our portfolio would increase the asset management fee payable to the advisor. The asset management fee is calculated and payable monthly in cash or shares, at the option of the advisor, not to exceed one-twelfth of 1.0% of our average invested assets as of the last day of the immediately preceding quarter. The asset management fee calculation will be subject to quarterly and annual reconciliations. The asset management fee may be deferred at the option of the advisor, without interest.
Property Management Fee	We pay Realty or Residential Management, our advisor’s affiliated property management companies, a property	Actual amounts to be paid depend upon the gross income of the properties and, therefore, cannot be determined at the present time.

Method of
Type of Compensation	Compensation	Estimated Amount

management fee of up to 4.0% of the monthly gross receipts from any properties it manages. This fee is paid monthly. Realty and Residential Management subcontract certain property management services to third parties and are responsible for paying all fees due such third party contractors.

Compensation for Additional Services	If we request our advisor or one of its affiliates to render services for our company other than those required to be rendered by our advisor under the advisory agreement, the additional services, if our advisor elects to perform them, will be compensated separately on terms to be agreed upon between our advisor or its affiliate and us. The rate of compensation for these services must be approved by a majority of our board of directors, including a majority of our independent directors, and cannot exceed an amount that would be paid to unaffiliated third parties for similar services. The advisor reserves the right to subcontract these services to third parties and will pay all fees due such third party contractors.	Actual amounts to be received depend upon the services provided and, therefore, cannot be determined at the present time.
Reimbursable Expenses	We reimburse our advisor or one of its affiliates for:

	• our company’s organizational and offering expenses; provided, however, that within 60 days after the end of the month in which the offering terminates, our advisor reimburses our company for any organizational and offering expenses reimbursement received by our advisor, to the extent that such reimbursement exceeds the maximum amount permitted or, at the option of our company, such excess shall be subtracted from the next reimbursement of expenses to be made by us;	Actual amounts to be paid depend upon results of operations. We will not reimburse our advisor or one of its affiliates at the end of any fiscal quarter for operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2.0% of average invested assets or 25.0% of net income for such year. Any amounts in excess of those amounts will be repaid to us within 60 days after the end of the fiscal year.
• acquisition expenses incurred in connection with the selection, evaluation and acquisition of our properties;
• the actual cost of goods and services used by us and obtained from entities not affiliated with

Method of
Type of Compensation	Compensation	Estimated Amount

our advisor, other than acquisition expenses;
• interest and other costs for borrowed money, including discounts, points and other similar fees;
• taxes and assessments on income of our company or its real estate assets;
• costs associated with insurance required in connection with our business or by our directors;
• expenses of managing and operating properties owned by our company, payable to the property manager, whether or not the property manager is an affiliate of our company.

•   all compensation and expenses payable to the independent directors and all expenses payable to the non- independent directors in connection with their services to the company and the stockholders and their attendance at meetings of the directors and stockholders;

•   expenses associated with a listing, if applicable, or with the issuance and distribution of our common stock, such as selling commissions and fees, marketing and advertising expenses, taxes, legal and accounting fees, listing and registration fees, and other organizational and offering expenses;

• expenses connected with payments of distributions in cash or otherwise made or caused to be made by our company to our stockholders;
• expenses of amending, converting, liquidating or terminating our company or the charter;
• expenses of maintaining communications with stockholders, including the cost of preparation, printing, and mailing annual and other stockholder reports, proxy statements and other reports

Method of
Type of Compensation	Compensation	Estimated Amount

required by governmental entities;

•   administrative services expenses (including personnel costs; provided, however, that no reimbursement shall be made for costs of personnel to the extent that such personnel perform services in transactions for which our advisor receives a separate fee);

• transfer agent and registrar’s fees and charges paid to third parties; and
• audit, accounting, legal and other professional fees.
We reimburse our advisor for operating expenses; provided, however, we will not reimburse our advisor for any operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2.0% of our average invested assets or 25.0% of our net income for such year unless our independent directors find that, based on unusual and non-recurring factors they deem sufficient, a higher level of expenses is justified. This limitation does not apply to expenses listed above in the first, second, fourth, fifth, seventh and ninth bullets, as is consistent with the guidelines of NASAA applicable to REITs. Any amount exceeding the greater of 2.0% of average invested assets or 25.0% of our net income paid to our advisor during a fiscal quarter will be repaid to us within 60 days after the end of the fiscal year.

DISPOSITION/LIQUIDATION STAGE

Method of
Type of Compensation	Compensation	Estimated Amount

Disposition Fee	We will pay our advisor or one of its affiliates a disposition fee out of net profits upon the sale of each of the properties, in an amount equal to the lesser of 1.75% of the property’s contract sales price or 50.0% of a customary Competitive Real Estate Commission given the circumstances surrounding the	Actual amounts to be received depend upon the sale price of properties and, therefore, cannot be determined at the present time.

Method of
Type of Compensation	Compensation	Estimated Amount

sale, but in no event shall such fee exceed an amount equal to 3.0% of the contracted for sales price. The amount paid, when added to the sums paid to unaffiliated parties, will not exceed the lesser of the customary Competitive Real Estate Commission or an amount equal to 6.0% of the contracted for sales price. Payment of such fees will be made only if our advisor or its affiliate provides a substantial amount of services in connection with the sale of the property. We will pay the disposition fee on all dispositions of properties, whether made in the ordinary course of business, upon liquidation or otherwise.

Incentive Distribution Upon Sales	Our operating partnership will pay to our advisor an incentive distribution upon the sale of a property equal to 15.0% of the net proceeds from the sale after our company has received, and paid to our stockholders, the sum of:	Actual amounts to be received depend upon the sale price of properties and, therefore, cannot be determined at the present time.
• our Invested Capital, and
• any remaining shortfall in the 8.0% return on Invested Capital.

If we and, in turn, our stockholders have not received a return of our Invested Capital or if there is a shortfall in the 8.0% return after the sale of the last property and our advisor previously has received incentive distributions, other than those that have previously been repaid, our advisor will be required to repay to our operating partnership an amount of those distributions sufficient to cause us and, in turn, our stockholders to receive a full return of the Invested Capital and a full distribution of the 8.0% return. In no event will the cumulative amount repaid by our advisor to our operating partnership exceed the cumulative amount of incentive distributions that our advisor previously has received.

Until such time as stockholders receive such 8.0% return, our

Method of
Type of Compensation	Compensation	Estimated Amount

advisor will not receive any incentive distributions. There is no assurance we will be able to pay a 8.0% annual return to our stockholders. Thus, the 8.0% return is disclosed solely as a measure for our advisor’s incentive compensation.
Incentive Distribution Upon Listing	In the event of termination of the advisory agreement due to listing of our shares on a national securities exchange or national market system, our advisor will be entitled to an incentive distribution equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the amount of capital we invested in our operating partnership plus an 8.0% per annum cumulative, non-compounded return on such invested capital. This distribution may be in the form of cash, units of limited partnership interest in our operating partnership or shares of our common stock.
Actual amounts depend upon the market value of our outstanding stock at the time of listing, among other factors, and, therefore, cannot be determined at the present time.

A listing for these purposes means the listing of our common stock on i) the New York Stock Exchange, the American Stock Exchange, or the National Market System of the Nasdaq Stock Market (or any successor to such entities), or ii) a national securities exchange (or tier or segment thereof) that has listing standards that the Securities and Exchange Commission has determined by rule are substantially similar to the listing standards applicable to securities described in Section 18(b)(1)(A) of the Securities Act of 1933, as amended.
There is no assurance we will be able to pay an annual 8.0% return to our stockholders. Thus, the 8.0% return is disclosed solely as a measure for our advisor’s incentive compensation. Upon our advisor’s receipt of the incentive distribution upon listing, our

Method of
Type of Compensation	Compensation	Estimated Amount

advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties.
Fees payable upon termination of Advisory Agreement	In the event of termination of the advisory agreement due to an internalization of our advisor in connection with our conversion to a self- administered REIT, our advisor will be entitled to compensation to be determined by negotiation between our advisor and our independent directors. Upon our advisor’s receipt of such compensation, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties. In connection with the termination of the advisory agreement other than due to a listing of our shares on a national securities exchange or national market system or due to the internalization of our advisor in connection with our conversion to a self- administered REIT, we may cause our operating partnership to redeem our advisor’s special limited partner units, for cash, units of limited partnership interests in our operating partnership or shares of our common stock, in an amount equal to what our advisor would have received pursuant to the incentive distribution upon sales if our operating partnership immediately sold all of its assets at fair market value. Actual amount depends upon many factors to be negotiated between our advisor and our independent directors and, therefore, cannot be determined at the present time.
Actual amount depends upon many factors to be negotiated between our advisor and our independent directors and, therefore, cannot be determined at the present time.

We do not intend to pay our affiliates in shares of our common stock or units of limited partnership interests in our operating partnership for the services they provide to us, but we reserve the right to do so if our board of directors, including a majority of our independent directors, determines that it is prudent to do so under the circumstances.

Additional Payments for Additional Services

As specified in the advisory agreement, in extraordinary circumstances, our advisor and its affiliates may provide other goods and services to our company if all of the following criteria are met:

•	the goods or services must be necessary to our prudent operation; and

•	the compensation, price or fee must be equal to the lesser of 90.0% of the compensation, price or fee we would be required to pay to independent parties rendering comparable services or selling or leasing comparable goods on competitive terms in the same geographic location, or 90.0% of the compensation, price or fee charged by our advisor or its affiliates for rendering comparable services or selling or leasing comparable goods on competitive terms.

Extraordinary circumstances will be presumed only when there is an emergency situation requiring immediate action by our advisor or its affiliates and the goods or services are not immediately available from unaffiliated parties. Services which may be performed in such extraordinary circumstances include emergency maintenance of our properties, janitorial and other related services due to strikes or lock-outs, emergency tenant evictions and repair services which require immediate action, as well as operating and re-leasing properties with respect to which the leases are in default or have been terminated.

Limitation on Reimbursements

No reimbursement to our advisor or its affiliates is permitted for items such as rent, depreciation, utilities, capital equipment, salaries, fringe benefits and other administrative items of any controlling persons of our advisor, its affiliates or any other supervisory personnel except in those instances in which our board of directors believes it to be in our best interest that our advisor or its affiliates operate or otherwise deal with, for an interim period, a property with respect to which the lease is in default. Permitted reimbursements, except as set forth above, include salaries and related salary expenses for non-supervisory services which could be performed directly for our company by independent parties such as legal, accounting, transfer agent, data processing and duplication. Controlling persons include, but are not limited to, any person, irrespective of his or her title, who performs functions for our advisor similar to those of chairman or member of the board of directors, president or executive vice president, or those entities or individuals holding 5.0% or more of the stock of our advisor or a person having the power to direct or cause the direction of our advisor, whether through ownership of voting securities, by contract or otherwise. Despite the foregoing, and subject to the approval of our board of directors, including a majority of the independent directors, we may reimburse our advisor for expenses related to the activities of controlling persons undertaken in capacities other than those which cause them to be controlling persons. Our advisor has informed us that it believes that its employees and the employees of its affiliates and controlling persons who perform services for which reimbursement is allowed as described above, have the experience and educational background, in their respective fields of expertise, appropriate for the performance of such services.

Limitation on Acquisition-Related Compensation

Reimbursement of acquisition expenses paid to our advisor and its affiliates will not exceed 0.5% of the purchase price for a property, excluding amounts paid to third parties. The total of all acquisition fees and expenses paid in connection with our purchase of a property may not exceed an amount equal to 6.0% of the contract purchase price for the property.

Limitation on Operating Expenses

In the absence of a satisfactory showing to the contrary, our total operating expenses will be deemed to be excessive if, in any fiscal year, they exceed the greater of:

•	2.0% of our Average Invested Assets or

•	25.0% of our net income for such year.

The independent directors have a fiduciary responsibility to limit such expenses to amounts that do not exceed these limitations.

Within 60 days after the end of any fiscal quarter for which our total operating expenses for the 12 months then ended exceeded the greater of 2.0% of our Average Invested Assets or 25.0% of net income, we will send our stockholders a written disclosure of such fact.

Our advisor will reimburse our company at the end of each calendar year the amount by which the aggregate annual expenses paid or incurred by our company exceed the limitations provided above.

Total operating expenses include aggregate expenses of every character paid or incurred by us as determined under generally accepted accounting principles, including the fees we pay to our advisor. However, total operating expenses do not include:

•	the expenses we incur in raising capital such as organizational and offering expenses, legal, audit, accounting, registration and other fees, printing and other expenses, and taxes incurring in connection with the issuance, distribution, transfer and registration of our shares;

•	interest payments;

•	taxes;

•	non-cash expenditures, such as depreciation, amortization and bad debt reserves;

•	the incentive distribution paid to our advisor; and

•	acquisition expenses, real estate commissions on resale of properties and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property.

Additional Important Information on Compensation to Our Affiliates

Our advisor and its affiliates will be involved in determining the types and structure of the transactions in which we participate. Our advisor may benefit from our acquiring properties, retaining ownership of our properties or leveraging our properties, while it may be in your best interest as a stockholder for us to buy, sell or hold such property on an unleveraged basis. Furthermore, our advisor’s receipt and retention of many of the fees it receives and reimbursements depends upon our company making investments in properties. Therefore, the interest of our advisor in receiving such fees may conflict with the interest of our stockholders to earn income on their investment in our common stock and may result in our entering into transactions that do not solely reflect your interest as a stockholder. A majority of our independent directors must approve all transactions between our company and our advisor or its affiliates, including property acquisitions and dispositions.

PRIOR PERFORMANCE SUMMARY

The information presented in the Prior Performance Summary, or Summary, represents the historical experience of real estate and notes programs managed by NNN Realty Advisors, our former sponsor and wholly owned subsidiary of our current sponsor, Grubb & Ellis, and Grubb & Ellis Realty Investors, an indirect wholly owned subsidiary of Grubb & Ellis, or collectively, the Grubb & Ellis Group, through December 31, 2007. Investors in our company should not assume that they will experience returns, if any, comparable to those experienced by investors in these prior real estate and notes programs.

From inception through December 31, 2007, Grubb & Ellis Group served as an advisor, sponsor or manager to 206 real estate investment programs formed for the purpose of acquiring and operating commercial and residential real estate properties, primarily consisting of retail, office, industrial and medical office buildings, healthcare-related facilities and apartment properties. The programs are either (1) public programs that are required to file public reports with the SEC, or (2) private programs that have no public reporting requirements. From inception through December 31, 2007, there were six public real estate programs and 200 private real estate programs. Grubb & Ellis Group has also served as sponsor and manager of four private notes programs.

From inception through December 31, 2007, the public real estate programs raised gross offering proceeds of $858,125,000 from 26,395 investors. From inception through December 31, 2007, the public real estate programs purchased interests in 95 real estate properties amounting to an investment of $1,963,199,000 (the public programs’ aggregate share of the purchase price). Of the 95 properties, 29 were in Texas, 18 in California, seven in Nevada, four in each of Georgia and Arizona, three each in Ohio, Missouri, Indiana, Florida and Colorado, two each in Virginia, Pennsylvania, North Dakota, North Carolina and Nebraska and one each in Illinois, Washington, Utah, Tennessee, Oregon, Minnesota, Maryland and Delaware. Of the 95 properties purchased, based on share of purchase price, 11.6% were residential, 66.9% were office, 12.5% were medical office, 6.2% were healthcare related facilities, 2.3% were retail, 0.4% were industrial and 0.1% were land. As of December 31, 2007, 54 of these interests in real estate properties had been sold.

From inception through December 31, 2007, the private programs raised gross offering proceeds of $2,210,201,000 from 9,354 investors. From inception through December 31, 2007, the private programs purchased interests in 212 real estate properties amounting to an investment of $5,647,190,000 (the private programs’ aggregate share of the purchase price). Of the 212 properties, 48 were in Texas, 36 in California, 17 in Nevada, 14 in Florida, 13 each in Colorado, Georgia and North Carolina, six in Kansas, five each in Arizona and Tennessee, four each in Ohio, Wisconsin, Illinois and Missouri, three in Virginia, two each in Massachusetts, New Jersey, Oregon, Pennsylvania, South Carolina, Hawaii and South Dakota and one each in Arkansas, Delaware, Indiana, Louisiana, Maryland, Minnesota, Nebraska, Oklahoma and Washington. Of the 212 properties purchased, based on share of purchase price, 11.2% were residential, 75.4% were office, 6.8% were medical office, 5.7% were retail, 0.8% were industrial and 0.1% were land. As of December 31, 2007, 57 of these interests in real estate properties had been sold.

Each of the private real estate programs, other than Western Real Estate Investment Trust, began with the formation of a limited liability company, or LLC, to acquire the property. The LLC may sell investor, or membership, units; investors that purchase membership units thus acquire an indirect interest in the property through their equity interest in the LLC. Simultaneously with the acquisition of the property, the LLC may also sell undivided tenant in common interests, or TIC interests, directly in the property. A TIC interest is not an interest in any entity, but rather a direct real property interest. A TIC may be an individual or an entity such as a limited liability company. Typically, the TICs are involved in tax-deferred exchanges structured to comply with the requirements of Section 1031 of the Internal Revenue Code, whereas the cash purchase of LLC membership units does not meet the requirements of Section 1031, although the LLC’s interest in the underlying real property interest will also be a TIC interest.

Each private real estate program bears the same name as the respective LLC formed to acquire the property and may include both the sale of interests in the LLC and the individual TIC interests. Thus, the LLC is the de-facto identity of the private program and may acquire either an entire or a partial interest in a property. When a private program owns 100% of a property and all funds are raised from TICs and members of the LLC, the private program is referred to by Grubb & Ellis Group as a “Simple Ownership Structure.” Conversely, if the program only owns a partial interest in the property or some portion of the funds are raised through one of the public programs which are advised or managed by Grubb & Ellis Group, it is referred to by Grubb & Ellis Group as a “Complex Ownership Structure.”

The public programs included four corporations: (i) G REIT, Inc. (as of January 28, 2008, G REIT Liquidating Trust became the successor of G REIT, Inc.) which was qualified as a REIT; (ii) T REIT, Inc. (as of July 20, 2007, T REIT Liquidating Trust became the successor of T REIT, Inc.), which was qualified as a REIT through July 20, 2007; (iii) Grubb & Ellis Healthcare REIT, Inc., which intends to qualify as a REIT; and (iv) us, Grubb & Ellis Apartment REIT, Inc., which has qualified as a REIT, and two limited liability companies, NNN 2002 Value Fund, LLC and NNN 2003 Value Fund, LLC. Each of the public programs may acquire wholly-owned or partial interests in real estate properties. However, G REIT Liquidating Trust, T REIT Liquidating Trust and NNN 2002 Value Fund, LLC are currently in the process of liquidation and do not intend to acquire any additional interests in real estate properties. When a public program purchases a partial interest in a property that is also partially owned by a private program, the public program may invest either directly in the private program (by investing in the LLC or by purchasing a TIC interest) or outside of the private program by purchasing an interest in the property directly from the seller. However, Grubb & Ellis Apartment REIT, Inc. and Grubb & Ellis Healthcare REIT, Inc. will not participate in tenant-in-common syndications or transactions.

In either the Complex or Simple Ownership Structure, the LLC may or may not retain an interest in the property after the program is closed, depending on whether the program sells the entire interest of the property to TIC investors. If the LLC retains an ownership interest in the program, it does so as one of the TICs and generally sells its ownership interest to a number of LLC members.

Grubb & Ellis Group provides the day-to-day accounting for the LLC and maintains the books and records for the property. In addition, Grubb & Ellis Group is required to report financial data pertinent to the operation of each program and is responsible for the timely filing of the LLC’s income tax return as well as providing year-end tax basis income and expense information to the TICs.

In some instances, the program owns an entire property, as in a Simple Ownership Structure, and the entire operation of the property is attributable to the program. In other instances, where the program owns a portion of a property or has affiliated ownership within the program, as in a Complex Ownership Structure, further allocations and disclosure are required to clarify the appropriate portions of the property’s performance attributable to the various ownership interests.

Grubb & Ellis Group presents the data in Prior Performance Table III for each program on either a “GAAP basis” or an “income tax basis” depending on the reporting requirements of the particular program. In compliance with the SEC reporting requirements, the Table III presentation of Revenues, Expenses and Net Income for the public programs has been prepared and presented by Grubb & Ellis Group in conformity with accounting principles generally accepted in the Unites States of America, or GAAP, which incorporates accrual basis accounting. Grubb & Ellis Group presents Table III for all private programs on an income tax basis (which can in turn be presented on either a cash basis or accrual basis), as the only applicable reporting requirement is for the year-end tax information provided to each investor. The Table III data for all private programs (which are generally formed using LLCs) are prepared and presented by Grubb & Ellis Group in accordance with the cash method of accounting for income tax purposes. This is because most, if not all, of the investors in these private programs are individuals required to report to the Internal Revenue Service using the cash method of accounting for income tax purposes, and the LLCs are required to report on this basis when more than 50% of their investors are taxpayers that report using the cash method of accounting for income tax purposes. When GAAP-basis affiliates invest in a private program, as in a Complex Ownership Structure, the ownership presentation in the tables is made in accordance with the cash method of accounting for income tax purposes. This presentation is made for consistency and to present results meaningful to the typical individual investor that invests in an LLC.

While SEC rules and regulations allow Grubb & Ellis Group to record and report results for its private programs on an income tax basis, investors should understand that the results of these private programs may be different if they were reported on a GAAP basis. Some of the major differences between GAAP accounting and income tax accounting (and, where applicable, between cash basis and accrual basis income tax accounting) that impact the accounting for investments in real estate are described in the following paragraphs:

•	The primary difference between the cash methods of accounting and accrual methods (both GAAP and the accrual method of accounting for income tax purposes) is that the cash method of accounting generally reports income when received and expenses when paid while the accrual method generally requires income to be recorded when earned and expenses recognized when incurred.

•	GAAP requires that, when reporting lease revenue, the minimum annual rental revenue be recognized on a straight-line basis over the term of the related lease, whereas the cash method of accounting for income tax purposes requires recognition of income when cash payments are actually received from tenants, and the accrual method of accounting for income tax purposes requires recognition of income when the income is earned pursuant to the lease contract.

•	GAAP requires that when an asset is considered held for sale, depreciation ceases to be recognized on that asset, whereas for income tax purposes, depreciation continues until the asset either is sold or is no longer in service.

•	GAAP requires that when a building is purchased, certain intangible assets and liabilities (such as above-and below-market leases, tenant relationships and in-place lease costs) are allocated separately from the building and are amortized over significantly shorter lives than the depreciation recognized on the building. These intangible assets and liabilities are not recognized for income tax purposes and are not allocated separately from the building for purposes of tax depreciation.

•	GAAP requires that an asset is considered impaired when the carrying amount of the asset is greater than the sum of the future undiscounted cash flows expected to be generated by the asset, and an impairment loss must then be recognized to decrease the value of the asset to its fair value. For income tax purposes, losses are generally not recognized until the asset has been sold to an unrelated party or otherwise disposed of in an arm’s length transaction.

When a private real estate program owns 100% of the property and the entire fund is raised from TICs and LLC members investing directly in the private program, 100% of the private program’s operating results are presented for the relevant years.

When a private real estate program directly invests in and owns a partial interest in the property (as an example, 75.0%) and the remaining interest of the property (25.0%) is owned outside of the program by a public program, only the operating results relating to the private program ownership in the property (75.0%) are presented for the relevant years. The allocation is based on the private program’s effective ownership in the property.

When a private real estate program acquires a 100% interest in the property but is jointly owned by a public entity investing directly in the private program, 100% of the private program’s operating results will be presented for the relevant years on a cash income tax basis. The affiliated ownership portion of the equity is eliminated in aggregation of all private programs reporting on a cash income tax basis. In such cases, Prior Performance Table III also presents the unaffiliated equity for informational purposes only.

NNN 2004 Notes Program, LLC, NNN 2005 Notes Program, LLC, NNN 2006 Notes Program LLC, and NNN Collateralized Senior Notes, LLC, or the Notes Programs, offered units of interest, or note units. The Notes Programs were formed for the purpose of making secured and unsecured loans to affiliates of Grubb & Ellis Group for the sole purpose of acquiring and holding real estate. An investor of the Notes Programs invested in note units and made loans to the LLC. Grubb & Ellis Realty Investors is the sole member and manager of each of the notes programs’ LLC and caused the LLC to use the net proceeds of the offering to support its efforts in sponsoring real estate investments by making secured and unsecured loans. Grubb & Ellis Realty Investors, as the sole member and manager of the company, has guaranteed the payment of all principal and interest on the note units.

References in the Summary

•	References in this Summary to our Reorganization refer to the acquisition by NNN Realty Advisors in the fourth quarter of 2006 of the outstanding ownership interests of Grubb & Ellis Realty Investors, NNN Capital Corp. and Realty. As a result of the Reorganization, NNN Realty Advisors became our sponsor until December 7, 2007, at which time Grubb & Ellis became our sponsor as a result of the merger with NNN Realty Advisors.

•	References in the Summary to unaffiliated members and to unaffiliated TICs refer to investors that hold membership units in a program LLC or a TIC interest in a program property, as applicable, but that are not otherwise affiliated with Grubb & Ellis Group.

•	References in the Summary to Mr. Thompson refer to Anthony W. Thompson, who served as the Chairman of the Board of Grubb & Ellis until February 8, 2008 and owns approximately 13.4% of Grubb & Ellis.

•	References in the Summary to loans from affiliates of Grubb & Ellis Group refer to loans from Cunningham Lending Group, LLC (which was 100% owned by Mr. Thompson until it was acquired by NNN Realty Advisors in September 2007), NNN 2004 Notes Program, LLC or NNN 2005 Notes Program, LLC. Loans made by these entities are unsecured loans which were not negotiated at arms length with interest rates ranging from 8.0% to 12.0%.

•	References in the Summary to shareholders of Grubb & Ellis Realty Investors refer to individuals or entities that owned a membership interest in Grubb & Ellis Realty Investors of less than 7.0% prior to the Reorganization.

•	References in the Summary table headings to GLA of a property indicate the gross leasable area of the property, which is expressed for the entire property even where the relevant program owns less than a 100% interest in the property.

During 2005, 2006 and 2007, Grubb & Ellis Group-sponsored programs acquired 152 properties, for which the property type, location and method of financing are summarized below.

No. of
Property Type	Properties

Industrial	1
Office	79
Medical Office	27
Residential	37
Retail	3
Healthcare Related Facilities	3
Land	2

Total	152

No. of
Location	Properties

Arizona	7
Arkansas	1
California	12
Colorado	7
Delaware	1
Florida	11
Georgia	14
Illinois	3
Indiana	4
Kansas	1
Louisiana	1
Maryland	1
Massachusetts	2
Minnesota	2
Missouri	5
Nevada	2
New Jersey	2
North Carolina	12
Ohio	7
Oregon	4
Pennsylvania	3
South Carolina	3
Tennessee	4
Texas	33
Utah	1
Virginia	5
Wisconsin	4

Total	152

No. of
Method of Financing	Properties

All Debt	5
All Cash	8
Combination of cash and debt	139

Total	152

Public Programs

G REIT, Inc. and G REIT Liquidating Trust

G REIT, Inc., or G REIT, was formed as a Virginia corporation in December 2001, reincorporated as a Maryland corporation in September 2004 and was qualified as a REIT for federal income tax purposes. G REIT was formed to acquire interests in office, industrial and service properties anchored by government-oriented tenants such as federal, state and local government offices, government contractors and/or government service providers. Grubb & Ellis Realty Investors has served as the advisor of G REIT since January 2002. The initial public offering of G REIT’s common stock commenced on July 22, 2002 and terminated on February 9, 2004.

G REIT’s second public offering commenced on January 23, 2004 and terminated on April 30, 2004. As of December 31, 2007, G REIT had raised gross offering proceeds of $437,315,000 in its two public offerings from the issuance of 43,865,000 shares of its common stock to 13,853 investors. As of December 31, 2007, G REIT had purchased interests in 27 real estate properties amounting to an investment by G REIT of $878,955,000 (G REIT’s aggregate share of the purchase price, including G REIT’s aggregate share of debt financing at acquisition). Of the 27 properties, nine (33.3%) were in California, seven (25.9%) were in Texas and one each (3.7%) was in Arizona, Colorado, Delaware, Florida, Illinois, Maryland, Missouri, Nebraska, Nevada, Pennsylvania and Washington. As of December 31, 2007, 22 of these interests in real estate properties had been sold. The properties, which are described below, are all commercial office buildings, except for one multi-tenant industrial complex. None of the property interests acquired by G REIT were apartment community assets, the primary focus of our company. On February 27, 2006, G REIT stockholders approved a plan of liquidation. On January 28, 2008, G REIT transferred its remaining assets to, and its remaining liabilities were assumed by, G REIT Liquidating Trust in accordance with G REIT’s plan of liquidation and liquidating trust agreement. Additionally, on January 28, 2008, each share of G REIT’s common stock outstanding was converted automatically into a beneficial interest in G REIT Liquidating Trust and G REIT, Inc. was dissolved.

As of December 31, 2007, G REIT owned interests in the following properties:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Congress Center — TIC(1)	30.0%	office	01/09/03	$40,832,000	$28,763,000	519,000	Chicago, IL
Sutter Square Galleria	100.0%	office/ retail	10/28/03	$8,240,000	$4,024,000	61,000	Sacramento, CA
Pacific Place	100.0%	office	05/26/04	$29,900,000	$—	324,000	Dallas, TX
Western Place I & II(2)	78.5%	office	07/23/04	$26,298,000	$18,840,000	430,000	Forth Worth, TX
Pax River Office Park	100.0%	office	08/06/04	$14,000,000	$—	172,000	Lexington Park, MD

(1)	Two affiliated public entities, NNN 2002 Value Fund, LLC and T REIT Liquidating Trust, own 12.3% and 10.3% of the property, respectively. Unaffiliated entities own 47.4% of the property.

(2)	Unaffiliated entities own 21.5% of the property.

As of December 31, 2007, G REIT had sold its interests in the following properties:

	Date of	Date of	Ownership	Gain (Loss)
Property Name	Purchase	Sale	Interest	on Sale

525 B Street (Golden Eagle)	06/14/04	08/10/05	100.0%	$10,550,000
Park Sahara	03/18/03	12/20/05	4.75%	$132,000
600 B Street (Comerica)	06/14/04	07/18/06	100.0%	$24,035,000
Hawthorne Plaza	04/20/04	09/14/06	100.0%	$29,956,000
AmberOaks Corporate Center	01/20/04	09/29/06	100.0%	$10,929,000
Brunswig Square	04/05/04	10/06/06	100.0%	$2,025,000
Centerpoint Corporate Park	12/30/03	10/17/06	100.0%	$20,539,000
5508 Highway 290 West	09/13/02	11/14/06	100.0%	$—
Department of Children and Families Campus	04/25/03	11/15/06	100.0%	$1,170,000
Public Ledger Building	02/13/04	11/22/06	100.0%	$1,282,000
Atrium Building	01/31/03	12/15/06	100.0%	$(1,142,000)
Gemini Plaza	05/02/03	12/29/06	100.0%	$2,729,000
Two Corporate Plaza	11/27/02	01/11/07	100.0%	$3,549,000
One World Trade Center	12/05/03	03/22/07	100.0%	$34,021,000
One Financial Plaza	08/06/04	03/30/07	77.6%	$2,830,000
824 Market Street	10/10/03	06/29/07	100.0%	$(947,000)
North Belt Corporate Center	04/08/04	06/29/07	100.0%	$2,475,000

	Date of	Date of	Ownership	Gain (Loss)
Property Name	Purchase	Sale	Interest	on Sale

Opus Plaza at Ken Caryl	09/12/05	07/23/07	100.0%	$(405,000)
Madrona Buildings	03/31/04	08/02/07	100.0%	$2,570,000
Eaton Freeway Industrial Park	10/21/05	09/14/07	100.0%	$(559,000)
North Pointe Corporate Center	08/11/03	09/14/07	100.0%	$(806,000)
Bay View Plaza	07/31/03	11/06/07	97.68%	$(2,197,000)

For the years ended December 31, 2002 and 2005, G REIT had returns of capital from cash distributions of $170,000 and $13,865,000, respectively. The source of cash to fund the distributions in 2002 was proceeds from the sale of G REIT’s securities. The source of cash to fund the distributions in 2005 was excess historical cash flows from operations.

T REIT, Inc. and T REIT Liquidating Trust

T REIT, Inc., or T REIT, was formed as a Virginia corporation in December 1998 and was qualified as a REIT for federal income tax purposes through July 20, 2007. T REIT was formed to acquire interests in office, industrial, service and retail properties located primarily in tax free states. Grubb & Ellis Realty Investors has served as the advisor of T REIT since February 2000. The initial public offering of T REIT’s common stock commenced on February 22, 2000. As of May 31, 2002, when the offering was terminated, T REIT had issued 4,720,000 shares of common stock and raised $46,395,000 in aggregate gross proceeds. As of December 31, 2007, T REIT had 1,992 investors and had purchased interests in 20 real estate properties amounting to an investment by T REIT of $125,786,000 (T REIT’s aggregate share of purchase price, including T REIT’s aggregate share of debt financing at acquisition). Of the 20 properties purchased by T REIT, four (20.0%) were in Nevada, four (20.0%) were in California, nine (45.0%) were in Texas, two (10.0%) were in North Dakota and one (5.0%) was in Illinois. As of December 31, 2007, 19 of these interests in real estate properties had been sold. The properties, which are described below, are all commercial office buildings and retail centers. None of the property interests acquired by T REIT were apartment community assets, the primary focus of our company. On July 27, 2005, T REIT shareholders approved a plan of liquidation. On July 20, 2007, T REIT transferred its remaining assets to, and its remaining liabilities were assumed by, T REIT Liquidating Trust in accordance with T REIT’s plan of liquidation and liquidating trust agreement. Additionally, on July 20, 2007, each share of T REIT’s common stock outstanding was converted automatically into a beneficial interest in T REIT Liquidating Trust and T REIT was dissolved.

As of December 31, 2007, T REIT Liquidating Trust owned an interest in the following property:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Congress Center — LLC(1)	10.3%	office	01/09/03	$14,019,000	$9,875,000	519,000	Chicago, IL

(1)	Two affiliated public entities, NNN 2002 Value Fund, LLC and G REIT, own 12.3% and 30.0% of the property, respectively. Unaffiliated entities own 47.4% of the property.

As of December 31, 2007, T REIT Liquidating Trust had sold its interests in the following properties:

	Date of	Date of	Ownership	Gain (Loss)
Property Name	Purchase	Sale	Interest	on Sale

Christie Street Office Building	09/26/00	11/13/01	100.0%	$(178,000)
Seguin Corners Shopping Center	11/22/00	08/12/02	26.0%	$104,000
Plaza del Rey Shopping Center	11/17/00	09/23/02	16.5%	$70,000
Northstar Crossing Shopping Center	10/26/00	01/11/03	100.0%	$(191,000)
Thousand Oaks	12/06/00	08/11/03	100.0%	$2,100,000
Pahrump Valley Junction Shopping Center	05/11/01	09/25/03	100.0%	$874,000
Gateway Mall	01/29/03	03/18/04	100.0%	$769,000
Gateway Mall Land	02/27/04	09/09/04	100.0%	$854,000
Saddleback Financial Center	09/25/02	12/27/04	25.0%	$853,000
County Center Drive	09/28/01	04/19/05	16.0%	$191,000
City Center West A	03/15/02	07/28/05	89.1%	$5,972,000
Emerald Plaza	06/14/04	11/10/05	2.7%	$583,000
Pacific Corporate Park	03/25/02	12/28/05	22.8%	$487,000
Reno Trademark Building	09/04/01	01/23/06	40.0%	$1,280,000
Oakey Building	04/02/04	01/24/06	9.8%	$580,000
University Heights	08/22/02	01/31/06	100.0%	$456,000
AmberOaks Corporate Center	01/20/04	06/15/06	75.0%	$9,886,000
Titan Building & Plaza	04/17/02	07/21/06	48.5%	$2,398,000
Enclave Parkway	12/22/03	06/14/07	3.26%	$387,000

For the years ended December 31, 2001, 2002, 2003 and 2004 and the period from January 1, 2005 through June 30, 2005, T REIT had returns of capital from cash distributions of $863,000, $573,000, $896,000, $358,000 and $1,118,000, respectively. $130,000 of the source of cash to fund distributions in 2001 was from excess historical cash flows from operations, with the remainder from proceeds from the sale of T REIT’s securities. The source of cash to fund distributions in 2002 was the collection of two notes receivable, one from Western Real Estate Investment Trust, Inc. and one from NNN County Center Drive, LLC, affiliates of Grubb & Ellis Realty Investors, and profit recognized on the sale of properties. The source of cash to fund distributions in 2003 was profit recognized on the sale of properties. The source of cash to fund distributions in 2004 and 2005 was the collection of notes receivables from unaffiliated parties and profit recognized on the sale of properties.

NNN 2003 Value Fund, LLC

NNN 2003 Value Fund, LLC, or 2003 Value Fund, is a Delaware limited liability company formed on June 19, 2003 to purchase, own, operate and subsequently sell all or a portion of a number of unspecified “value added” properties. 10,000 units were sold to 855 investors in a private placement offering which began on July 11, 2003 and ended on October 14, 2004 and raised $50,000,000 of gross offering proceeds. Grubb & Ellis Realty Investors has served as the manager of 2003 Value Fund since June 2003.

The Securities Exchange Act of 1934, as amended, or the Exchange Act, requires that, within 120 days following the end of the fiscal year in which an entity exceeds 500 security holders and has more than $10,000,000 in assets, such entity file a registration statement pursuant to the requirements of the Exchange Act. As of December 31, 2004, 2003 Value Fund had more than 500 investors and assets of more than $10,000,000 and had the obligation to file a registration statement with the SEC no later than May 2, 2005. The required Form 10 registration statement for 2003 Value Fund was filed on May 2, 2005. Pursuant to Section 12(g)(1) of the Exchange Act, the Form 10 went effective by lapse of time on July 1, 2005.

As of December 31, 2007, 2003 Value Fund had purchased interests in 18 real estate properties, amounting to an investment by 2003 Value Fund of $261,072,000 (2003 Value Fund’s aggregate share of purchase price, including 2003 Value Fund’s aggregate share of debt financing at acquisition). Of the 18 interests in real estate properties, six (33.3%) were in Texas, four (22.2%) were in California and one (5.6%) was in each of Nebraska, Nevada, Oregon, Utah, Colorado, North Carolina, Missouri and Georgia. As of December 31, 2007, ten of these interests in real estate properties had been sold. The properties, which are described below, are all commercial office building properties, except for one land parcel. None of the property interests acquired by 2003 Value Fund were apartment community assets, the primary focus of our company.

As of December 31, 2007, 2003 Value Fund owned interests in the following properties:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Executive Center II & III(1)	41.1%	office	08/01/03	$10,111,000	$6,144,000	381,000	Dallas, TX
Executive Center I	100.0%	office	12/30/03	$8,178,000	$4,500,000	205,000	Dallas, TX
Enterprise Technology Center(2)	8.5%	office	05/07/04	$5,211,000	$3,103,000	370,000	Scotts Valley, CA
901 Civic Center Drive(3)	96.9%	office	04/24/06	$14,677,000	$—	99,000	Santa Ana, CA
Chase Tower(4)	14.8%	office	07/03/06	$10,730,000	$8,110,000	389,000	Austin, TX
Tiffany Square	100.0%	office	11/15/06	$11,052,000	$—	184,000	Colorado Springs, CO
Four Resource Square	100.0%	office	03/07/07	$23,664,000	$21,150,000	152,000	Charlotte, NC
The Sevens Building	100.0%	office	10/25/07	$29,098,000	$23,500,000	197,000	St. Louis, MO

(1)	Unaffiliated entities own 58.9% of the property.

(2)	Unaffiliated entities own 91.5% of the property.

(3)	An unaffiliated entity owns 3.1% of the property.

(4)	Unaffiliated entities own 85.2% of the property.

As of December 31, 2007, 2003 Value Fund had sold its interests in the following properties:

	Date of	Date of	Ownership	Gain (Loss)
Property Name	Purchase	Sale	Interest	on Sale

Satellite Place	11/29/04	02/24/05	100.0%	$385,000
Financial Plaza	10/29/04	04/13/05	100.0%	$3,015,000
801 K Street	03/31/04	08/26/05	18.3%	$2,079,000
Emerald Plaza	06/14/04	11/10/05	4.6%	$988,000
Southwood Tower	10/27/04	12/19/05	100.0%	$2,402,000
Oakey Building	04/02/04	01/24/06	75.4%	$5,543,000
3500 Maple	12/27/05	10/31/06	99.0%	$1,173,000
Interwood	01/26/05	03/14/07	100.0%	$2,677,000
Daniels Road land parcel	10/14/05	03/30/07	100.0%	$457,000
Woodside Corporate Park	09/30/05	12/31/07	100.0%	$6,568,000

For the year ended December 31, 2007, 2003 Value Fund had returns of capital from cash distributions of $4,143,000, which includes distributions of $53,000 to minority interest holders. For the year ended December 31, 2006, 2003 Value Fund had returns of capital from cash distributions of $9,179,000, which includes distributions of $3,182,000 to minority interest holders. For the year ended December 31, 2005, 2003 Value Fund had returns of capital from cash distributions of $4,657,000, which includes distributions of $1,164,000 to minority interest holders. Pursuant to 2003 Value Fund’s Operating Agreement, cash proceeds from capital transactions are first treated as a return of capital. The source of cash to fund distributions in 2007 and 2006 was the profit recognized on the sale of properties. $280,000 of the source of cash to fund distributions in 2005 was from excess historical cash flows from operations, with the remainder from profit recognized on the sale of properties.

NNN 2002 Value Fund, LLC

NNN 2002 Value Fund, LLC, or 2002 Value Fund, is a Virginia limited liability company formed on May 15, 2002 to purchase, own, operate and subsequently sell all or a portion of up to three properties. 5,960 units were sold to 549 investors in a private placement offering which began on May 15, 2002 and ended on July 14, 2003 and raised $29,799,000 of gross offering proceeds. Grubb & Ellis Realty Investors has served as the manager of 2002 Value Fund since May 2002.

The Exchange Act requires that, within 120 days following the end of the fiscal year in which an entity exceeds 500 security holders and has more than $10,000,000 in assets, such entity file a registration statement pursuant to the requirements of the Exchange Act. As of December 31, 2003, 2002 Value Fund had more than 500 investors and assets of more than $10,000,000 and had the obligation to file a registration statement with the SEC no later than April 29, 2004. The required Form 10 registration statement for 2002 Value Fund was not filed until December 30, 2004. Pursuant to Section 12(g)(1) of the Exchange Act, the Form 10 went effective by lapse of time on February 28, 2005. Subsequent to that date, 2002 Value Fund has filed all reports required to be filed by Sections 13 or 15(d) of the Exchange Act; however, 2002 Value Fund’s Form 10-K for the year ended December 31, 2004 was not timely filed.

As of December 31, 2007, 2002 Value Fund had purchased interests in three real estate properties amounting to an investment by 2002 Value Fund of $57,141,000 (2002 Value Fund’s aggregate share of purchase price, including 2002 Value Fund’s aggregate share of debt financing at acquisition). Of the three interests in real estate properties, one (33.3%) was in Nevada, one (33.3%) was in Florida and one (33.3%) was in Illinois. As of December 31, 2007, two of these interests in real estate properties had been sold. The properties, which are described below, are all commercial office building properties. None of the property interests acquired by 2002 Value Fund were apartment community assets, the primary focus of our company.

As of December 31, 2007, 2002 Value Fund owned an interest in the following property:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Congress Center-LLC(1)	12.3%	office	01/09/03	$16,741,000	$11,793,000	519,000	Chicago, IL

(1)	Two affiliated public entities, G REIT, Inc. and T REIT Liquidating Trust own 30.0% and 10.3% of the property, respectively. Unaffiliated entities own 47.4% of the property.

As of December 31, 2007, 2002 Value Fund had sold its interests in the following properties:

	Date of	Date of	Ownership	Gain (Loss)
Property Name	Purchase	Sale	Interest	on Sale

Bank of America Plaza West	09/20/02	03/15/05	100.0%	$6,674,000
Netpark	06/03/03	09/30/05	50.0%	$8,215,000

For the years ended December 31, 2003 and 2004 and the period from January 1, 2005 through August 31, 2005, 2002 Value Fund had returns of capital from cash distributions of $100,000, $410,000 and $10,330,000, respectively. Pursuant to 2002 Value Fund’s Operating Agreement, cash proceeds from capital transactions are first treated as a return of capital. The source of cash to fund the distributions in 2003 was proceeds from the sale of 2002 Value Fund’s securities. The source of cash to fund distributions in 2004 was prior years’ proceeds from the sale of 2002 Value Fund’s securities and borrowings from an affiliate of Grubb & Ellis Realty Investors. The source of cash to fund the distributions in 2005 was profit recognized on the sale of properties.

Grubb & Ellis Apartment REIT, Inc.

Grubb & Ellis Apartment REIT, Inc., or Apartment REIT, was formed as a Maryland corporation in December 2005 and is qualified as a REIT for federal income tax purposes. Apartment REIT was formed to purchase and hold a diverse portfolio of apartment communities with strong and stable cash flow and growth potential in select U.S. metropolitan areas. Apartment REIT may also invest in real estate related securities. NNN Realty Advisors served as the sponsor of Apartment REIT from the Reorganization in the fourth quarter of 2006 to its merger with Grubb & Ellis in the fourth quarter of 2007. The initial public offering of Apartment REIT’s common stock commenced on July 19, 2006. As of December 31, 2007, Apartment REIT had issued 8,365,946 shares of common stock and raised $83,570,000 in aggregate gross proceeds, excluding shares issued under the distribution reinvestment plan. As of December 31, 2007, Apartment REIT had 2,808 investors and had purchased interests in nine real estate properties amounting to an investment by Apartment REIT of $226,838,000 (Apartment REIT’s aggregate share of purchase price, including Apartment REIT’s aggregate share of debt financing at acquisition). Of the nine properties purchased by Apartment REIT, six (66.7%) are in Texas, two (22.2%) are in Virginia and one (11.1%) is in North Carolina. As of December 31, 2007, none of these interests in real estate properties had been sold. The properties owned by Apartment REIT as of December 31, 2007, which are described below, are all apartment community assets.

As of December 31, 2007, Apartment REIT owned interests in the following properties:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	Number
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	of Units	Location

Walker Ranch Apartment Homes	100.0%	apartment	10/31/06	$31,673,000	$26,860,000	325	San Antonio, TX
Hidden Lake Apartment Homes	100.0%	apartment	12/28/06	$32,991,000	$31,718,000	380	San Antonio, TX
Park at Northgate	100.0%	apartment	06/12/07	$17,098,000	$—	248	Spring, TX
Residences at Braemar	100.0%	apartment	06/29/07	$15,450,000	$13,022,000	160	Charlotte, NC
Baypoint Resort	100.0%	apartment	08/02/07	$34,248,000	$35,212,000	350	Corpus Christi, TX
Towne Crossing Apartments	100.0%	apartment	08/29/07	$22,248,000	$20,766,000	268	Mansfield, TX
Villas of El Dorado	100.0%	apartment	11/02/07	$18,540,000	$16,795,000	248	McKinney, TX
The Heights at Olde Towne	100.0%	apartment	12/21/07	$17,510,000	$16,888,000	148	Portsmouth, VA
The Myrtles at Olde Towne	100.0%	apartment	12/21/07	$37,080,000	$33,680,000	246	Portsmouth, VA

Grubb & Ellis Healthcare REIT, Inc.

Grubb & Ellis Healthcare REIT, Inc., or Healthcare REIT, was formed as a Maryland corporation in April 2006 and is qualified as a REIT for federal income tax purposes. Healthcare REIT was formed to provide investors the potential for income and growth through investment in a diversified portfolio of real estate properties, focusing primarily on medical office buildings, healthcare-related facilities and quality commercial office properties that produce current income. Healthcare REIT may also invest in real estate related securities. NNN Realty Advisors served as the sponsor of Healthcare REIT from the Reorganization in the fourth quarter of 2006 until its merger with Grubb & Ellis in the fourth quarter of 2007. The initial public offering of Healthcare REIT’s common stock commenced on September 20, 2006. As of December 31, 2007, Healthcare REIT had issued 21,130,370 shares of common stock and raised $211,046,000 in aggregate gross proceeds, excluding shares issued under the distribution reinvestment plan. As of December 31, 2007, Healthcare REIT had 6,338 investors and had purchased interests in 20 real estate properties amounting to an investment by Healthcare REIT of $413,407,000 (Healthcare REIT’s aggregate share of purchase price, including Healthcare REIT’s aggregate share of debt financing at acquisition). As of December 31, 2007, none of these interests in real estate properties had been sold. Of the 20 properties purchased by Healthcare REIT, three (15.0%) are in Indiana, three (15.0%) are in Ohio, three (15.0%) are in Georgia, three (15.0%) are in Arizona, and one (5.0%) is in each of Minnesota, Tennessee, Texas, California, Pennsylvania, Florida, Colorado and Missouri. None of the property interests acquired by Healthcare REIT were apartment community assets, the primary focus of our company.

As of December 31, 2007, Healthcare REIT owned interests in the following properties:

	Ownership		Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Southpointe Office Parke and Epler Parke I	100.0%	medical office	01/22/07	$15,244,000	$14,261,000	97,000	Indianapolis, IN
Crawfordsville Medical Office Park and Athens Surgery Center	100.0%	medical office	01/22/07	$7,107,000	$6,649,000	29,000	Crawfordsville, IN
The Gallery Professional Building	100.0%	medical office	03/09/07	$9,064,000	$7,000,000	105,000	St. Paul, MN
Lenox Office Park, Building G	100.0%	office	03/23/07	$19,055,000	$12,000,000	98,000	Memphis, TN
Commons V Medical Office Building	100.0%	medical office	04/24/07	$14,523,000	$—	55,000	Naples, FL
Yorktown Medical Center and Shakerag Medical Center	100.0%	medical office	05/02/07	$22,145,000	$13,530,000	115,000	Peachtree City/ Fayetteville,GA
Thunderbird Medical Plaza	100.0%	medical office	05/15/07	$25,750,000	$—	112,000	Glendale, AZ
Triumph Hospital Northwest and Triumph Hospital Southwest	100.0%	healthcare-related facility	06/08/07	$37,595,000	$4,000,000	151,000	Sugarland/ Houston, TX
Gwinnett Professional Center	100.0%	medical office	07/27/07	$9,579,000	$5,734,000	60,000	Lawrenceville, GA
1 and 4 Market Exchange	100.0%	medical office	08/15/07	$22,557,000	$—	116,000	Columbus, OH
Kokomo Medical Office Park	100.0%	medical office	08/30/07	$13,751,000	$1,300,000	87,000	Kokomo, IN
St. Mary Physicians Center	100.0%	medical office	09/05/07	$14,214,000	$14,380,000	67,000	Long Beach, CA
2750 Monroe Boulevard	100.0%	office	09/10/07	$27,501,000	$27,900,000	109,000	Valley Forge, PA
East Florida Senior Care Portfolio	100.0%	healthcare-related facility	09/28/07	$53,560,000	$37,000,000	355,000	Jacksonville, Winter Park and Sunrise, FL
Northmeadow Medical Center	100.0%	medical office	11/15/07	$12,206,000	$12,400,000	51,000	Roswell, GA
Tucson Medical Office Portfolio	100.0%	medical office	11/20/07	$21,682,000	$22,000,000	111,000	Tucson, AZ
Lima Medical Office Portfolio	100.0%	medical office	12/07/07	$26,008,000	$26,000,000	188,000	Lima, OH
Highlands Ranch Park Plaza	100.0%	medical office	12/19/07	$14,935,000	$11,754,000	82,000	Highlands Ranch, CO

	Ownership		Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Park Place Office Park	100.0%	medical office	12/20/07	$16,686,000	$11,443,000	133,000	Dayton, OH
Chesterfield Rehabilitation Center	80.0%	healthcare-related facility	12/20/07	$30,245,000	$30,400,000	112,000	Chesterfield, MO

Private Programs

Beginning in April 1998 through December 31, 2007, Grubb & Ellis Group has advised 200 private real estate investment programs and four private notes programs. Each of the private programs advised by Grubb & Ellis Group and the properties acquired and sold through December 31, 2007 are described below. Please see Tables III, IV and V under “Prior Performance Tables” in this prospectus supplement for more information regarding the operating results of the prior funds sponsored by Grubb & Ellis Group, information regarding the results of the completed programs and information regarding the sales or disposals of properties by these programs.

As of December 31, 2007, 57 private programs, including three private notes programs, have gone full term. Further information regarding the results of the sales and operations of these programs can be found in Prior Performance Table IV.

Adverse Business Developments or Conditions

For some of those private programs detailed below and as noted in Prior Performance Table III, in some circumstances, Grubb & Ellis Group-sponsored programs had cash flow deficiencies and/or distributions to investors which represented returns of capital because the distributions were in excess of cash generated from operations, sales and refinancings. Cash deficiencies after cash distributions shown for various programs on Prior Performance Table III occur for a variety of reasons, most of which are the result of either (a) the loss of a major tenant and/or a reduction in leasing rates and, as a result, the operating revenues of a program have decreased or (b) the program held multiple properties or buildings, some of the properties or buildings were sold and distributions were made that were attributable to the sold properties which exceeded the cash generated by the operations of the remaining properties. Operating cash flow available after distributions may be affected by timing of rent collection and the payment of expenses, causing either excess or deficit cash flows after distributions for a given period. In addition, excess operating cash flow after distributions may be retained by the program as reserves to fund anticipated and unanticipated future expenditures or to cover reductions in cash flow resulting from the anticipated or unanticipated loss of a tenant.

For example, in 2001, Market Centre, LLC lost a major tenant in its property and leasing rates were reduced. For that year, Market Centre, LLC showed a cash deficiency and a distribution that was a return of capital. In the year ended December 31, 2002, the program reduced its distributions from 8.0% to 0.0%. Thus, in 2002, it did not incur a cash deficiency because there were no distributions to investors. Another example is NNN 1397 Galleria Drive LLC, which in August 2003, lost a major tenant in its property. This program reduced its distributions to investors in February 2004. For the year ended December 31, 2003, NNN 1397 Galleria Drive incurred a cash deficiency and a distribution to investors as a return of capital. The source of the distributions in excess of cash flows was distributions of the prior years’ excess cash flow.

In other circumstances, cash deficiencies were the result of sales of properties for programs either owning multiple properties or multiple buildings constituting a single investment. For example, NNN Pacific Corporate Park 1, LLC, NNN 2000 Value Fund, LLC and Western Real Estate Investment Trust, Inc. own either multiple properties or a multi-building property. When a property or a building is sold and proceeds are distributed to investors, there may be a cash deficiency shown because proceeds are distributed in excess of cash generated by operations.

In some circumstances, such as NNN Highbrook, LLC, equity raised is ear-marked to pay for certain future expenses during the operating period of the program. This occurs in master lease apartment programs when reserves are established from investors’ equity to pay for designated repairs when cash from operations is insufficient to pay for them. Deficit cash flow after distributions and return of capital result as these repair reserves are utilized. In other circumstances, such as NNN 300 Four Falls, LLC, it is anticipated that all equity will not be raised by the time a property is acquired. Mezzanine financing is used to cover the equity funding shortfall at the time of closing. The estimated fees and interest on the mezzanine financing are factored into the equity raise. As expenses related to the mezzanine financing are incurred, they may exceed cash flow generated after distributions, resulting in deficit cash flow and return of capital. In both of these scenarios, deficit cash flow after distributions and return of capital result from paying anticipated expenses from equity funded reserves.

Where distributions are made that exceed the cash flow generated from operations of the programs, the distributions are made either from cash reserves held by the program to be used for distributions, proceeds from the sales or re-financings of properties, distributions of prior years’ excess cash flows or, loans from Grubb & Ellis Group or its affiliates. In cases where there are no reserves, the distribution level may be reduced or stopped. In those cases, the reductions or termination in distributions have been noted below.

Telluride Barstow, LLC:  The offering period began June 1, 1998 and ended December 16, 1998. The offering raised $1,619,500, or 100.0% of the offering amount. The LLC retained a 32.25% ownership interest in the program with a membership of eight unaffiliated members, three members who were unit holders of Grubb & Ellis Realty Investors at the time of the investment and Grubb & Ellis Realty Investors. The remaining 67.75% was owned by three unaffiliated TICs investing in the program. The program owned an 87.0% interest in the property. Mr. Thompson purchased a 13.0% interest in the property outside of the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Barstow Road Shopping Center	87.0%	shopping center	05/01/98	$4,002,000	$3,001,500	78,000	Barstow, CA

For the years ended December 31, 1999 and 2000, the program had deficit cash flow after distributions of $74,000 and $12,000, respectively, which were covered by excess cash flow after distributions in 1998. For the year ended December 31, 2002, the program experienced deficit cash flow after distributions of $20,000 which was covered by the previous year’s excess cash flow after distributions. In 1999, Grubb & Ellis Realty Investors loaned $8,000 to the program to fund operating shortfalls due to the timing of rent collections, which was repaid in full in 2001. In 2002, an affiliate of Grubb & Ellis Realty Investors loaned $102,000 to the program to fund capital improvements. In February 2003, the property was sold for a loss of $166,000. Grubb & Ellis Realty Investors received no fees from the sale of the property and the affiliate of Grubb & Ellis Realty Investors forgave the $102,000 loan previously made to the program.

Western Real Estate Investment Trust, Inc.: Western Real Estate Investment Trust, Inc., or WREIT, was formed in July 1998 as a private real estate investment trust and is qualified as a REIT for federal income tax purposes. In April 2000, WREIT closed its best efforts private placement of its common stock in which it raised $14,051,000 from 345 investors. A total of nine affiliated parties, including unit holders of Grubb & Ellis Realty Investors at the time of the investment and entities controlled by Mr. Thompson, purchased 1.65% of the total offering. WREIT was formed to acquire office and industrial properties and retail shopping centers primarily in the western United States. Grubb & Ellis Realty Investors manages the properties owned by WREIT. The 31.5% of the Brookings Mall that is not owned by the program is held by one unaffiliated TIC outside the program.

As of December 31, 2007, WREIT had no interests in any properties. As of December 31, 2007, WREIT had sold the following properties:

	Date of		Ownership	Gain (Loss)
Property Name	Purchase	Date of Sale	Interest	on Sale

Kress Energy Center	07/07/98	01/31/06	100.0%	$(45,000)
Century Plaza East Shopping Center	11/03/98	02/13/04	100.0%	$1,025,000
Phelan Village Shopping Center	10/16/98	12/20/02	100.0%	$155,000
Bryant Ranch Shopping Center	12/24/98	09/05/02	100.0%	$1,120,000
Huron Mall Shopping Center	03/31/99	04/14/00	100.0%	$1,335,000
Crossroads Shopping Center	07/29/99	08/29/00	100.0%	$731,000
Brookings Mall	05/01/00	09/11/07	68.5%	$(208,000)

In 2000, WREIT had deficit cash flow after distributions of $344,000. The deficit cash flow was funded by prior years’ excess cash flow after distributions and cash proceeds from the sale of two properties. The sales generated a combined $2,066,000 gain and WREIT paid $4,740,000 in special distributions representing return of capital of $3,100,000 following the sales. In 2001, WREIT received a $480,000 loan from T REIT, an entity advised by Grubb & Ellis Realty Investors, and a $404,000 loan from a private entity managed by Grubb & Ellis Realty Investors. In 2002, WREIT sold two additional properties generating a combined $1,275,000 gain. Also in 2002, WREIT repaid the $480,000 loan from T REIT and $259,000 of the loan from a private entity managed by Grubb & Ellis Realty Investors. WREIT also received a $21,000 loan from Grubb & Ellis Realty Investors to supplement capital funds. In 2002, WREIT sold two properties and paid Triple Net Properties Realty, Inc., or Realty, a disposition fee of $300,000. In 2003, WREIT sold TIC interests to two entities advised by Grubb & Ellis Realty Investors generating a $105,000 net loss for tax purposes and paid special distributions of $2,000,000 following the sale. In 2003, WREIT received a loan from Grubb & Ellis Realty Investors in the amount of $8,000, which was used to repay a portion of a $58,000 loan from a private entity managed by Grubb & Ellis Realty Investors. In 2004, WREIT had deficit cash flow after distributions of $97,000. The deficit cash flow was funded by prior years’ excess cash flow after distributions and cash proceeds from the sale of a property. In 2004, WREIT repaid in full Grubb & Ellis Realty Investors’ loans of $29,000 from prior years. In 2004, WREIT sold Century Plaza East Shopping Center and paid Realty a disposition fee of $104,000. In 2006, WREIT sold Kress Energy Center. Realty received a disposition fee of $21,000. In 2007, WREIT sold its interest in Brookings Mall at a loss of $208,000. Realty received a disposition fee of $27,000 and deferred fees of $61,000 from proceeds of the sale. Grubb & Ellis Realty Investors received reimbursement for deferred expenses totaling $69,000.

Truckee River Office Tower, LLC:  The offering period began August 21, 1998 and ended July 15, 1999. The offering raised $5,550,000, or 100.0% of the offering amount. The LLC retained a 48.0% ownership interest in the property with a membership of 59 unaffiliated members, four members who were unit holders of Grubb & Ellis Realty Investors at the time of the investment and Grubb & Ellis Realty Investors. The remaining 52.0% was owned by six unaffiliated TICs and a company controlled by one of Grubb & Ellis Realty Investors’ shareholders investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Truckee River Office Tower	100.0%	office	12/01/98	$16,030,000	$12,000,000	139,000	Reno, NV

For the year ended December 31, 2000, the program had distributions in excess of operating cash flows of $89,000, which was covered by excess cash flows after distributions from prior years.

In April 2005 the property was sold for a loss of $1,531,000. Realty received a disposition fee of $175,000 after the sale.

Yerington Shopping Center, LLC:  The offering period began December 15, 1998 and ended August 3, 1999. The offering raised $1,625,000, or 100.0% of the offering amount. The LLC retained a 7.75% ownership interest with five unaffiliated members. The remaining 92.25% is owned by seven unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Yerington Plaza Shopping Center	100.0%	shopping center	03/08/99	$4,422,000	$3,316,000	56,000	Yerington, NV

For the years ended December 31, 1999 and 2000, the program experienced a cash flow deficit after distributions and return of capital of $16,000 and $26,000, respectively. In 2002, a cash flow deficit after distributions of $20,000 was covered by the prior year’s cash flow excess after distributions. For the years ended 2003 and 2004, the program had a cash flow deficit after distributions and return of capital of $6,000 and $11,000, respectively.

In 1999, Grubb & Ellis Realty Investors loaned $6,000 to the program to cover distributions, which was repaid in 2000. In 2001 and 2002, an affiliate of Grubb & Ellis Realty Investors loaned $4,000 and $5,000, respectively, to cover distributions. In 2004, these loans were repaid in full.

In January 2005, the property was sold for a gain of $462,000. Realty received a disposition fee of $82,000 and Grubb & Ellis Realty Investors received deferred management fees of $125,000 from proceeds of the sale.

NNN Fund VIII, LLC:  The offering period began February 22, 1999 and ended March 7, 2000. The offering raised $8,000,000, or 100.0% of the offering amount. The program acquired three properties with the LLC investing in all properties and various TIC interests investing in each of the properties. The LLC retained a 32.75% interest in Palm Court, a 32.24% interest in Belmont Plaza and a 47.25% interest in Village Fashion Center with a membership of 91 unaffiliated members, three members who were unit holders of Grubb & Ellis Realty Investors at the time of the investment and Grubb & Ellis Realty Investors. The remaining 67.25% interest in Palm Court was owned by 11 unaffiliated TICs, Mr. Thompson and an entity owned by Grubb & Ellis Realty Investors investing in the program. The remaining 67.76% interest in Belmont Plaza was owned by five unaffiliated TICs investing in the program. The remaining 52.75% interest in Village Fashion Center was owned by seven unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Belmont Plaza	100.0%	shopping center	06/11/99	$3,550,000	$2,840,000	81,000	Pueblo, CO
Village Fashion Center	100.0%	shopping center	06/18/99	$8,800,000	$6,600,000	130,000	Wichita, KS
Palm Court Shopping Center	100.0%	shopping center	08/03/99	$8,988,000	$8,500,000	267,000	Fontana, CA

In March 2002, Village Fashion Center was sold resulting in a gain of $1,344,000. Realty received a disposition fee of $345,000 and Grubb & Ellis Realty Investors received deferred management fees of $386,000 from the sale proceeds. From the sale proceeds, an affiliate of Grubb & Ellis Realty Investors received repayment of a $400,000 loan made to the property in 2001 for capital improvements.

In May 2003, Palm Court Shopping Center was sold resulting in a gain of $1,805,000. Realty received a disposition fee of $17,000 and Grubb & Ellis Realty Investors received deferred management and incentive fees of $794,000 from sale proceeds. Grubb & Ellis Realty Investors received $356,000 and an affiliate of Grubb & Ellis Realty Investors received $303,000 from sale proceeds as repayment for loans made in prior years for capital improvements and costs relating to a legal settlement in 2001 which allowed Grubb & Ellis Realty Investors to expand non-retail leasing/ownership of its parcels from 5.0% to 25.0% of gross leaseable area within the center, subject to a redevelopment agreement with adjoining owners.

In January 2004, Belmont Plaza was sold resulting in a gain of $208,000. Realty received a disposition fee of $130,000 from sale proceeds.

For the years ended December 31, 2000 and 2001, the program had deficit cash flow after distributions of $690,000 and $142,000, respectively. The sources of distributions in excess of cash flows were the prior year’s excess cash flow after distributions and return of capital of $475,000 and $202,000, respectively. Cash flow deficits were caused primarily by the timing difference of incurred property tax expense and collection of the related reimbursement of these charges from the tenants at all three properties. In 2002, the program had deficit cash flow after distributions of $37,000 representing return of capital of $234,000. For the year ended December 31, 2003, the program had an overall positive cash flow after distributions, but return of capital relating to the Belmont property of $91,000. For the year ended December 31, 2004, the program experienced a deficit from operating cash flows due to post sale expenses with no offsetting operating income as all the properties had been sold. Excess cash flow after distributions from prior years covered the deficit.

In 2000, Grubb & Ellis Realty Investors loaned $239,000 to the program to cover the cost of a legal settlement relating to the Palm Court property. In 2001, Grubb & Ellis Realty Investors loaned $114,000 for leasing and capital costs at all three properties. In 2002 and 2003, all loans from Grubb & Ellis Realty Investors were repaid from the sale proceeds of Village Fashion Center and Palm Court. In 2001, affiliates of Grubb & Ellis Realty Investors loaned $594,000 to the program to cover leasing and capital costs incurred at Palm Court and Village Fashion Center. In 2001, $365,000 was repaid from the sale of Village Fashion Center and additional loans of $229,000 were made for Palm Court leasing costs. In 2003, all loans from affiliates were paid in full from the sale proceeds of Palm Court.

NNN Town & Country Shopping Center, LLC:  The offering period began May 10, 1999 and ended March 29, 2000. The offering raised $7,200,000, or 100.0% of the offering amount. The LLC, with 56 unaffiliated members, retained a 30.25% ownership interest in the property. The remaining 69.75% of the property was owned by nine unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Town & Country Village Shopping Center	100.0%	shopping center	07/01/99	$23,800,000	$21,339,000	235,000	Sacramento, CA

The program reduced distributions to investors during 2000 from 8.0% to 5.0% due to reduced available operating cash flow. The property experienced reduced operating cash flow due to the costs of a major redevelopment project which included the relocation of certain tenants within the shopping center and a higher than projected interest rate on the variable rate mortgage loan. In 2002, Grubb & Ellis Realty Investors refinanced the property with a $34,000,000 loan at a lower, fixed interest rate with a 10-year term. From refinance proceeds, Grubb & Ellis Realty Investors and affiliates received $637,000 in deferred fees and repayment of loans of $1,875,000. With the refinance in place and redevelopment largely complete, cash flow improved and distributions were subsequently increased to 8.0% retroactively and 9.0% soon thereafter. On June 25, 2004, the property was sold at a price of $44,410,000. From sale proceeds, Realty received a disposition fee of $444,000 and Realty and Grubb & Ellis Realty Investors received deferred property and asset management fees of $1,175,000. The property was sold for a gain of $1,797,000.

For the year ended December 31, 2000, the program had a cash deficiency after distributions of $645,000 and return of capital of $513,000. The cash deficiency was caused primarily by debt service with increasing interest rates on a variable rate loan tied to LIBOR. For the year ended December 31, 2003, the program had a cash deficiency after distributions of $363,000, which was covered by prior years’ excess cash flow after distributions.

In 2000 and 2001, Grubb & Ellis Realty Investors loaned $508,000 and $747,000, respectively, to cover tenant repositioning costs and tenant improvements related to the redevelopment of the property. In 2002, an affiliate of Grubb & Ellis Realty Investors loaned $113,000 to cover additional tenant improvement costs. Grubb & Ellis Realty Investors’ loans from prior years were repaid in full from refinance proceeds. In 2003, Grubb & Ellis Realty Investors and an affiliate of Grubb & Ellis Realty Investors loaned $75,000 and $12,000, respectively, for capital improvements and Grubb & Ellis Realty Investors loaned $5,000 to the program for the LLC’s tax return cost. All 2003 loans from Grubb & Ellis Realty Investors and its affiliate were paid in full in 2004.

NNN “A” Credit TIC, LLC:  The offering period began August 10, 1999 and ended February 12, 2001. The offering raised $2,500,000, or 100.0% of the offering amount. The LLC, with 15 unaffiliated members retained a 20.0% ownership interest in the property. The remaining 80% is owned by 12 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Pueblo Shopping Center	100.0%	shopping center	11/03/99	$7,075,000	$5,306,000	106,000	Pueblo, CO

In 2003, the program had deficit cash flow after distributions of $65,000. Prior years’ excess cash flow after distributions covered the deficit. In 2004, the program had deficit cash flow after distributions of $99,000 representing return of capital of $51,000. During 2004, Grubb & Ellis Realty Investors terminated distributions to investors in order to conserve cash flow for operations and future leasing.

In 2001, Grubb & Ellis Realty Investors loaned $13,000 and an affiliate of Grubb & Ellis Realty Investors loaned $15,000 to cover a portion of leasing costs of $90,000. In 2002, affiliates of Grubb & Ellis Realty Investors loaned $141,000 to cover a portion of distributions of $23,000 and capital expenditure and leasing costs of $118,000. In 2003, Grubb & Ellis Realty Investors loaned $60,000 and an affiliate of Grubb & Ellis Realty Investors loaned $84,000 to cover a portion of distributions of $33,000 and capital and leasing costs of $111,000. In 2003, an affiliate of Grubb & Ellis Realty Investors forgave its unsecured loans to the program totaling $87,000 which was treated as income for tax purposes but was excluded in cash generated from operations in the Prior Performance Tables, resulting in the deficit cash flow for the year. In 2004 and 2005, affiliates of Grubb & Ellis Realty Investors loaned $75,000 and $8,000, respectively to cover distributions and $15,000 of capital expenditures. In 2004 and 2005, Grubb & Ellis Realty Investors and affiliates forgave unsecured loans of $48,000 and $276,000, respectively. For tax purposes, the forgiveness of indebtedness was treated as income but was excluded from cash generated from operations. In January 2005, distributions to investors were suspended. No distributions were made in 2006 or 2007.

NNN Redevelopment Fund VIII, LLC:  The offering began August 27, 1999 and ended June 5, 2000. The offering raised $7,378,778, or 92.2% of the offering amount from 162 unaffiliated members and six members who were unit holders of Grubb & Ellis Realty Investors at the time of the investment. The program owns 100.0% of the White Lakes property and 94.5% of the Bank One Building, with 5.5% of the Bank One Building owned outside the program by Mr. Thompson as a TIC.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Bank One Building	94.5%	office	11/22/99	$8,250,000	$7,645,000	129,000	Colorado Springs, CO
White Lakes Shopping Center	100.0%	shopping center	03/15/00	$14,688,000	$12,200,000	437,000	Topeka, KS

In 2000, a parcel at White Lakes Shopping Center was sold for $2,600,000. The sale generated net cash proceeds of $399,000 after payment of selling costs and a partial principal loan reduction. The proceeds were retained by the program to fund reserves for subsequent capital expenditures. Realty received a $25,000 disposition fee from the sale.

In 2001, the loan on the Bank One Building was refinanced. The refinancing generated net proceeds to the fund of $462,000 which were distributed to investors during the year. An affiliate of Grubb & Ellis Realty Investors loaned $162,000 to fund capital improvements for both projects. In 2002, Grubb & Ellis Realty Investors and affiliates of Grubb & Ellis Realty Investors loaned $23,000 and $414,000, respectively, for ongoing capital improvements and leasing costs. In 2003, Grubb & Ellis Realty Investors loaned an additional $457,000 to the program and affiliates of Grubb & Ellis Realty Investors loaned $103,000 to partially repay prior years’ loans, and Grubb & Ellis Realty Investors forgave $399,000 of prior loans. In August 2003, Grubb & Ellis Realty Investors reduced the distribution rate from 8.0% to 5.0%.

In 2004, two parcels of the White Lakes Shopping Center were sold for $1,250,000 and $225,000. The net proceeds after selling costs were used to reduce mortgage debt by $1,292,000. The remaining property was also refinanced with a loan amount less than the previously existing loan. In order to extend the loan on the

Bank One Building, the program was required to pay additional loan fees of $300,000 and pay down the existing loan by $550,000. To fund the financing and continuing leasing requirements for both properties, Grubb & Ellis Realty Investors loaned $507,000 to the program and an affiliate of Grubb & Ellis Realty Investors loaned $1,649,000.

In 2005, the program repaid $315,000 of loans from Grubb & Ellis Realty Investors relating to White Lakes Shopping Center. Grubb & Ellis Realty Investors and affiliates forgave indebtedness relating to White Lakes Shopping Center of $111,000 and $711,000, respectively. A parcel of the White Lakes property was sold for $950,000 and the net proceeds were used to reduce principal mortgage debt. In 2005, the Bank One property was refinanced with a mortgage of $8,000,000. Grubb & Ellis Realty Investors did not receive a financing fee and the transaction produced net proceeds of $203,000. In April 2006, distributions to investors were suspended. In 2006, Grubb & Ellis Realty Investors advanced $335,000 to White Lakes Shopping Center to fund operations. In 2007, no distributions were made to investors.

The program has experienced reduced operating cash flow primarily as a consequence of reduced leasing rates and increased vacancy resulting from the depressed local commercial leasing markets and economy in the Colorado Springs and Topeka markets.

NNN Exchange Fund III, LLC:  The offering began September 15, 1999 and ended May 31, 2000. The offering raised $6,300,000, or 100.0% of the offering amount. The LLC retained an 8.25% ownership interest with 10 unaffiliated members and the remaining 91.75% is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq 5Ft)	Location

County Fair Mall	100.0%	shopping center	12/15/99	$15,850,000	$12,035,000	397,000	Woodland, CA

In 2000, the program had deficit cash flow after distributions of $56,000 and return of capital of $31,000. In June 2001, distributions to investors were reduced from 8.0% to 5.0% to conserve cash flow. In 2002, the program experienced deficit cash flow after distributions of $78,000 resulting in return of capital of $59,000. In 2004, deficit cash flow after distributions of $1,000 was covered entirely by excess cash flow from the previous year.

In 2003, Grubb & Ellis Realty Investors loaned $34,000 to cover capital improvements of $90,000. In 2004, Grubb & Ellis Realty Investors loaned $149,000 and an affiliate of Grubb & Ellis Realty Investors loaned $65,000 to the program to cover distributions and property management fees paid to a third party management company. In 2005, an affiliate of Grubb & Ellis Realty Investors advanced $166,000 to cover operating expenses.

In 2004 and 2005, Grubb & Ellis Realty Investors and affiliates forgave $83,000 and $331,000, respectively, of the program’s indebtedness. In April 2004, Grubb & Ellis Realty Investors terminated distributions to investors to conserve cash flow for operations and future capital and leasing requirements.

In 2005, the property was sold for a loss of $3,011,000. Realty did not receive a disposition fee from the sale.

NNN Tech Fund III, LLC:  The offering period began February 21, 2000 and ended June 20, 2000. The offering raised $3,698,750, or 100.0% of the offering amount. The LLC, with 13 unaffiliated members retained a 19.25% ownership interest in the property. The remaining 80.75% was owned by 15 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Moreno Corporate Center	100.0%	retail, office and industrial	06/16/00	$11,600,000	$8,425,000	226,000	Moreno Valley, CA

At acquisition in 2000, the lender funded $329,750 less than the amount planned for in the offering memorandum. The program received a loan from Grubb & Ellis Realty Investors for $329,750 to close the acquisition. In 2001, the property was refinanced with a new loan of $9,750,000 and $289,067 of the loan from Grubb & Ellis Realty Investors was repaid. Also in 2001, the 26,449 square foot retail component of the property was sold for $1,610,000. The sale produced net cash proceeds of $1,207,000 that were used to pay down the new loan on the property.

In 2002, an affiliate of Grubb & Ellis Realty Investors loaned $25,000, which was used to repay a part of Grubb & Ellis Realty Investors’ loan.

In February 2005, the remainder of the property was sold resulting in an overall gain of $2,314,000 from the two sales. From the proceeds of the 2005 sale, Realty received a disposition fee of $429,000, Grubb & Ellis Realty Investors received deferred management fees and incentive fees of $962,000 and $362,000 respectively, and the loans from Grubb & Ellis Realty Investors and affiliates were repaid. No fees were paid to Grubb & Ellis Realty Investors or Realty from the 2001 sale.

NNN Westway Shopping Center, LLC:  The offering period began April 26, 2000 and ended February 7, 2001. The offering raised $3,278,250, or 99.3% of the offering amount. The LLC, with 23 unaffiliated members retained a 31.75% ownership interest in the property. The remaining 68.25% is owned by 16 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Westway Shopping Center	100.0%	shopping center	08/09/00	$9,550,000	$7,125,000	220,000	Wichita, KS

In 2001, the program had deficit cash flow after distributions of $44,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions.

During the period from 2000 through 2004, the program received loans from Grubb & Ellis Realty Investors and its affiliates to fund capital improvements and leasing costs. In 2001, the program received $84,000 from an affiliate of Grubb & Ellis Realty Investors for capital improvements. In 2002, the program received a $61,000 loan from an affiliate of Grubb & Ellis Realty Investors for capital improvements and leasing affiliated costs. In 2002, an affiliate of Grubb & Ellis Realty Investors loaned an additional $28,000 for leasing costs. In 2003, the program received loans totaling $69,000 from affiliates of Grubb & Ellis Realty Investors and an $8,000 loan from Grubb & Ellis Realty Investors for tenant improvements. In 2004, the program received $271,000 in loans from Grubb & Ellis Realty Investors and an affiliate to help fund $440,000 in capital and tenant improvements.

In 2005, an affiliate of Grubb & Ellis Realty Investors advanced $28,000 to the program to cover distributions. In October 2005, distributions to investors were suspended to conserve cash flow. For the year ended December, 31 2005, Grubb & Ellis Realty Investors and affiliates forgave $223,000 of the program’s indebtedness. For the year ended 2007, an affiliate of Grubb & Ellis Realty Investors advanced $596,000 to the program. The advance was made in order to cure a loan default with the mortgage lender. As a result of the curing the default, the program incurred additional expenses including $160,000 of default interest, $36,000 of late fees, and $20,000 of legal, title and other fees. In 2007, the program had deficit cash flow before distributions of $281,000 which is fully attributable to curing the mortgage loan default. No distributions were made to investors in 2006 or 2007.

Kiwi Associates, LLC:  The offering began June 9, 2000 and ended February 4, 2001. The offering raised $2,681,352, or 95.8% of the offering amount. The LLC retained a 15.67% ownership with 13 unaffiliated members and the remaining 84.33% was owned by 11 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Orange Street Plaza	100.0%	shopping center	07/14/00	$8,200,000	$6,500,000	74,000	Redlands, CA

For the years ended December 31, 2000 and 2001, the program had deficit cash flow after distributions and return of capital of $36,000 and $36,000, respectively. In 2001, Grubb & Ellis Realty Investors loaned $15,000 to the program, which was repaid in 2002. In 2002, the property was refinanced resulting in net proceeds of $477,000, which was held in reserve for future leasing and capital expenditures. In February 2003, the sale of the property resulted in a gain of $1,409,000. Grubb & Ellis Realty Investors and Realty received no fees from the sale of the property.

NNN 2000 Value Fund, LLC:  The offering began July 15, 2000 and ended February 27, 2001. The offering raised $4,816,000, or 100.0% of the offering amount. The LLC acquired an 81.0% ownership of the Bowling Green Financial Park property with a membership of 123 unaffiliated members and two members who were unit holders of Grubb & Ellis Realty Investors at the time of the investment. Two TICs, one unaffiliated and the other an entity controlled by Mr. Thompson, acquired a 19.0% interest in the property, investing outside of the program.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Bowling Green Financial Park	81.0%	7 office buildings	12/27/00	$12,960,000	$9,955,000	235,000	Sacramento, CA

In October 2002, all seven buildings in the Bowling Green Financial Park were sold resulting in a cumulative gain of $1,120,000. As a result of the sales, Realty received a disposition fee of $122,000 and Grubb & Ellis Realty Investors received an incentive fee of $250,000 from the program.

NNN Rocky Mountain Exchange, LLC:  The offering period began July 25, 2000 and ended February 15, 2001. The offering raised $2,670,000, or 100.0% of the offering amount. The property is 100.0% owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Galena Street Building	100.0%	office	11/30/00	$7,225,000	$5,275,000	71,000	Denver, CO

In August 2002, the program reduced its distribution to investors from 8.50% to 4.25% as a result of the loss of a major tenant. In 2003, the program had deficit cash flow after distributions of $25,000. The deficit cash flow was funded by prior years’ excess cash flow after distributions. In 2003 and 2004, weak local market conditions and tenant downsizing resulted in reduced occupancy. In 2004, the program had deficit cash flow after distributions of $172,000 resulting in return of capital of $66,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions and an $83,000 loan from an affiliate of Grubb & Ellis Realty Investors. The affiliate of Grubb & Ellis Realty Investors forgave $40,000 of this loan in 2004. In 2002, 2003 and 2004, Grubb & Ellis Realty Investors loaned $3,000, $1,000 and $55,000, respectively, to fund capital improvements and deficit cash flow. In 2004, Grubb & Ellis Realty Investors forgave all of these loans and terminated distributions.

In May 2005, the property was sold to Grubb & Ellis Realty Investors for a loss of $326,000. In connection with the sale, Grubb & Ellis Realty Investors and Realty did not receive any fees, and an affiliate of Grubb & Ellis Realty Investors forgave $183,000 of loans made to the program.

NNN 2004 Notes Program, LLC:  The offering period began August 29, 2000 and ended August 14, 2001. The offering raised $5,000,000, or 100.0% of the offering amount from 98 note unit holders. The program offered note units of interest through its unsecured notes offering. The program was formed for the purpose of making unsecured loans to one or more borrowers, likely to be affiliates of Grubb & Ellis Realty Investors for the sole purpose of acquiring and holding real estate. An investor in this program was making a loan to the LLC. Grubb & Ellis Realty Investors was the sole member and manager of the LLC and caused it to use the net proceeds from the offering to support its efforts in sponsoring real estate investments by making unsecured loans to affiliated entities. Grubb & Ellis Realty Investors, as the sole member and manager of the LLC, guaranteed the payment of all principal and interest on the note units.

In 2003, 2004 and 2005, the LLC repaid $2,000,000, $1,500,000 and $1,500,000 of note unit principal, respectively. In 2005, all remaining accrued interest was paid to the note unit holders, and the program was completed.

NNN Market Centre, LLC:  The offering period began September 1, 2000 and ended November 17, 2000. The offering raised $1,330,000, or 100.0% of the offering amount. 100.0% of the property is owned by seven unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase*	(Sq Ft)	Location

Market Centre	100.0%	office — certified historic building	11/01/00	$3,400,000	$2,070,000	122,000	Wichita, KS

*	Includes $1,070,000 mortgage debt and $1,000,000 in Note Units assumed at close.

In 1999, NNN Market Centre, LLC offered and sold $1,000,000 of 11.0% participating note units to supplement capital funds for capital improvements and to provide working capital. The note units were entitled to a 40% profit participation in profit generated from sale of the property or a prepayment fee. Investors in the program assumed these notes and $1,070,000 in mortgage debt. The program raised $1,330,000 for redevelopment of the property.

In 2000, the program had deficit cash flow after distributions of $47,000, representing return of capital of $14,000. The deficit cash flow was funded from working capital. In 2001, the property was refinanced with a $2,300,000 loan from an affiliate of Grubb & Ellis Realty Investors and the $1,000,000 in note units was repaid. The program also received a $91,000 loan from Grubb & Ellis Realty Investors to supplement capital funds and provide working capital. In 2001, the program had deficit cash flow after distributions of $175,000 representing return of capital of $98,000. The deficit cash flow was funded from working capital and the loan from Grubb & Ellis Realty Investors. In 2002, the program received loans of $112,000 from affiliates of Grubb & Ellis Realty Investors and a $35,000 loan from Grubb & Ellis Realty Investors to supplement capital funds and provide additional working capital. In August 2002, distributions were reduced from 8.0% to 0.0% due to unfavorable market conditions in the Wichita, Kansas central business district. In 2002, the program had deficit cash flow after distributions of $10,000 representing return of capital of the same amount. In 2003, the program received an $8,000 loan from an affiliate of Grubb & Ellis Realty Investors. Also in 2003, an affiliate of Grubb & Ellis Realty Investors forgave $124,000 in accrued interest owed by the program. In 2004, the program received a $6,000 loan from Grubb & Ellis Realty Investors. No distributions were made from August 2002 through December 2007.

In 2006, the property was refinanced with $1,000,000 in mortgage debt. There were no proceeds generated from the refinancing and Grubb & Ellis Realty Investors did not receive a financing fee. In connection with the refinancing, Grubb & Ellis Realty Investors and affiliates forgave $695,000 of secured and unsecured indebtedness. Grubb & Ellis Realty Investors made an unsecured advance of $784,000 to the program to payoff the secured advance of $1,561,000 from an affiliate in conjunction with the refinancing. In 2007, an affiliate of Grubb & Ellis Realty Investors advanced $12,000 to the program.

NNN 2005 Notes Program, LLC:  The offering period began September 15, 2000 and ended March 13, 2001. The offering raised $2,300,000, or 38.3% of the $6,000,000 offering amount from 46 note unit holders. The program offered note units through its secured notes offering. The program was formed for the purpose of making secured loans to one or more borrowers, likely to be affiliates of Grubb & Ellis Realty Investors for the sole purpose of acquiring and holding real estate. An investor in this program was making a loan to the LLC. Grubb & Ellis Realty Investors was the sole member and manager of the LLC and caused it to use its net proceeds of the offering to support its efforts in sponsoring real estate investments by making secured loans to affiliated entities. Grubb & Ellis Realty Investors, as the sole member and manager of the LLC, guaranteed the payment of all principal and interest on the note units.

In 2006, the LLC repaid all outstanding note unit principal and accrued interest to the note unit holders, and the program was completed.

NNN Sacramento Corporate Center, LLC:  The offering period began November 8, 2000 and ended May 21, 2001. The offering raised $12,000,000, or 100.0% of the offering amount. The LLC, with 55 unaffiliated members and 1 private program sponsored by Grubb & Ellis Realty Investors retained a 17.5%

ownership interest in the property. The remaining 82.5% is owned by 16 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Sacramento Corporate Center	100.0%	office	03/12/01	$31,000,000	$22,250,000	193,000	Sacramento, CA

In 2003, the property received a $202,000 loan from Grubb & Ellis Realty Investors and a $95,000 loan from TICs for capital improvements. In 2004, TICs loaned the property an additional $69,000 for additional capital improvements and $31,000 was repaid to Grubb & Ellis Realty Investors. In 2005, the program repaid loans of $8,000 to Grubb & Ellis Realty Investors.

In 2006, the property was sold for a gain of $7,364,000. From the proceeds of the sale, Grubb & Ellis Realty Investors received a disposition fee of $1,825,000, an incentive fee of $1,170,000 and deferred management fees of $253,000. All loans from Grubb & Ellis Realty Investors and the TICs were repaid after the sale.

NNN Dry Creek Centre, LLC:  The offering period began November 15, 2000 and ended January 31, 2001. The offering raised $3,500,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member retained a 2.0% ownership interest in the property. The remaining 98.0% is owned by 15 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Dry Creek Centre	100.0%	office	01/31/01	$11,100,000	$8,350,000	86,000	Englewood, CO

In 2001, the program had a cash flow deficiency due to the timing of property tax reimbursements. The deficiency was covered by existing reserves which were replenished in 2002 when the corresponding tax reimbursements were billed and collected. In 2004, the program had deficit cash flow after distributions of $47,000 covered by the prior years’ excess cash flow after distributions.

In 2005, the program had deficit cash flow after distributions of $105,000 which was covered by prior years’ cumulative excess cash flow after distributions. An affiliate of Grubb & Ellis Realty Investors advanced $29,000 to pay for tenant improvements not covered by lender reserves. In April 2005, distributions were suspended due to increased vacancy and a lower rental rate on new leasing.

In 2006 and 2007, the program had deficit cash flow before distributions of $81,000 and $57,000, respectively, which was covered by prior years’ cumulative excess cash flow after distributions. No distributions were made to investors in 2006 and 2007.

NNN 2001 Value Fund, LLC:  The offering began March 12, 2001 and ended June 30, 2002. The offering raised $10,992,321, or 99.9% of the offering amount, from 261 unaffiliated members and five members who were shareholders of Grubb & Ellis Realty Investors at the time of the investment. The program acquired 100.0% of two properties, 1840 Aerojet Way and Western Plaza. The program also owned a 40% undivided interest in Pacific Corporate Park. The remaining 60% was owned by a private program, NNN Pacific Corporate Park I, LLC as a TIC interest.

As of December 31, 2006, NNN 2001 Value Fund, LLC owned interests in the following property:

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Western Plaza	100.0%	shopping center	07/31/01	$5,000,000	$4,250,000	412,000	Amarillo, TX

As of December 31, 2006, NNN 2001 Value Fund, LLC had sold the following properties:

	Date of		Ownership	Gain
Property Name	Purchase	Date of Sale	Interest	on Sale

1840 Aerojet	09/27/01	09/27/05	100.0%	$767,000
Pacific Corporate Park	03/25/02	12/28/05	40.0%	$1,135,000

For the years ended December 31, 2001 and 2002, the program had deficit cash flow after distributions and return of capital of $18,000 and $130,000, respectively. For the year ended December 31, 2004, the program had deficit cash flow after distributions of $287,000 which was covered by excess cash flow from the previous year of $165,000 resulting in a return of capital of $122,000.

In 2003, Grubb & Ellis Realty Investors loaned $675,000 to the program. The loan was used for a required $1,000,000 pay down of third party mortgage debt for Western Plaza. In 2004, Grubb & Ellis Realty Investors loaned $375,000 to the program, and an affiliate of Grubb & Ellis Realty Investors loaned $30,000 to the program and $80,000 to Pacific Corporate Park ($32,000 of which is allocable to the private program). The loans were used to fund a shortfall of refinance proceeds for Western Plaza along with capital and tenant improvements at Western Plaza.

In 2005, the program’s 40% interest in Pacific Corporate Park was sold for a gain of $1,135,000. From the proceeds of the sale, Realty received a disposition fee of $130,000 and Grubb & Ellis Realty Investors received property management fees of $3,000 from the program. In 2005, the program sold 1840 Aerojet for a gain of $489,000. Realty did not receive a disposition fee from the sale and Grubb & Ellis Realty Investors received deferred management fees and lease commissions totaling $43,000. Proceeds from the sale were used to pay down $1,000,0000 of the mortgage on Western Plaza and to repay Grubb & Ellis Realty Investors and affiliates $872,000 of loans made to the program. In 2006, Grubb & Ellis Realty Investors advanced $150,000 to the program that was in turn invested in Western Plaza. In 2007, an affiliate of Grubb & Ellis Realty Investors advanced $527,000 to the program that was in turn invested in Western Plaza, and no distributions were made to investors.

NNN Camelot Plaza Shopping Center, LLC:  The offering period began March 30, 2001 and ended December 3, 2001. The offering raised $2,400,000, or 100.0% of the offering amount. The property is 100.0% owned by 13 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Camelot Plaza Shopping Center	100.0%	shopping center	08/01/01	$6,350,000	$4,128,000	91,000	San Antonio, TX

At acquisition, a major tenant left the property but agreed to pay rent through the end of its lease term. As a result, the lender required new loan terms including a lower funding than anticipated and accelerated principal repayment. The vacant space combined with weak local market conditions and the accelerated principal repayment has had a continuing adverse impact on the property’s cash flow. Loans from Grubb & Ellis Realty Investors and affiliates have funded the initial loan proceeds shortfall and accelerated principal repayment during Grubb & Ellis Realty Investors’ leasing and refinancing initiatives. At closing, Grubb & Ellis Realty Investors and an affiliate of Grubb & Ellis Realty Investors made $36,000 and $278,000 loans to the program, respectively. In 2002, an affiliate of Grubb & Ellis Realty Investors loaned $126,000 to the program. In 2003, an affiliate of Grubb & Ellis Realty Investors forgave $100,000 of its loan. In 2004, an affiliate of Grubb & Ellis Realty Investors loaned $155,000 to the program.

In 2001, the program had deficit cash flow after distributions of $82,000 representing return of capital of $65,000. The deficit cash flow and return of capital was funded from reserves and a loan from Grubb & Ellis Realty Investors. In 2002, the program had deficit cash flow after distributions of $57,000 resulting return of capital of the same amount. The deficit cash flow and return of capital was funded by a loan from an affiliate of Grubb & Ellis Realty Investors. In 2003, the program had deficit cash flow after distributions and return of capital of $71,000. In 2004, the program’s distribution rate was reduced from 8.0% to 4.25%.

In April 2005, the property was refinanced with two loans totaling $3,375,000 generating net proceeds of $35,000. Grubb & Ellis Realty Investors did not receive a financing fee from the transaction. In July 2005, distributions to investors were suspended in order to conserve cash flow. During 2005, an affiliate of Grubb & Ellis Realty Investors advanced $93,000 to the program. As of December 31, 2005, Grubb & Ellis Realty Investors and affiliates forgave indebtedness of the program totaling $276,000. In 2006, an affiliate of Grubb & Ellis Realty Investors was repaid $40,000 and no distributions were made to investors.

In 2007, a partial sale of the property’s in-line shops resulted in a loss of $2,152,000, leaving the Walgreen’s pad as the program’s remaining investment. A disposition fee of $31,000 was paid to Realty from proceeds of the sale. Advances from Grubb & Ellis Realty Investors and its affiliates of $18,000 and $151,000, respectively, were repaid from proceeds of the sale. In addition, Grubb & Ellis Realty Investors received $38,000 for deferred fees from the sale. Investors received a distribution of $1,429,000 from the sale proceeds. No distributions were made to investors from operations and the program had deficit cash flow from before distributions from operations of $99,000.

NNN Washington Square Center, LLC:  The offering period began May 1, 2001 and ended November 21, 2001. The offering raised $3,000,000, or 100.0% of the offering amount. 100.0% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Washington Square Center	100.0%	shopping center	10/16/01	$7,263,000	$4,890,000	72,000	Stephenville, TX

In 2002, the program had deficit cash flow after distributions of $50,000 representing return of capital of $22,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions, reserves and a $10,000 loan from an affiliate of Grubb & Ellis Realty Investors.

During the period from 2002 to 2004, the program received loans from Grubb & Ellis Realty Investors and affiliates to fund return of capital as well as lender reserves and leasing costs. In 2002, the program received $10,000 to pay a portion of the return of capital distribution of $22,000. In 2003, the program received a loan of $98,000 from Grubb & Ellis Realty Investors for leasing reserves and costs and repaid $10,000 to an affiliate of Grubb & Ellis Realty Investors. In 2004 and 2005, the program received advances of $40,000 and $2,000, respectively from an affiliate of Grubb & Ellis Realty Investors to fund tenant leasing costs and leasing reserves. In April 2006, the distribution rate was decreased from 8.0% to 5.0%. In 2007, the property was sold resulting in a gain of $1,340,000.

From the proceeds of the sale, the loans of $98,000 from Grubb & Ellis Realty Investors and $42,000 from an affiliate of Grubb & Ellis Realty Investors were repaid. Realty received a disposition fee of $288,000 as a result of the sale.

NNN Reno Trademark, LLC:  The offering period began May 30, 2001 and ended September 26, 2001. The offering raised $3,850,000, or 100.0% of the offering amount. The program owned 60% of the property, with nine unaffiliated TICs investing in the program. T REIT owned the remaining 40% of the property, which was purchased directly from the seller outside of the program.

					Share of
	Ownership		Purchase	Share of	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	At Purchase	(Sq Ft)	Location

Reno Trademark Building	60.0%	office/industrial	09/04/01	$4,378,000	$1,620,000	75,000	Reno, NV

In 2002, the property received a $49,000 loan from an affiliate of Grubb & Ellis Realty Investors to provide the program with sufficient funds to meet the reserves required by the lender to refinance the property. Upon refinancing, the original $1,620,000 loan was replaced with a $4,600,000 loan. After refinancing of the property, there was a special distribution of $1,092,000 to TICs investing in the program. In 2003, the property repaid the $49,000 loan from an affiliate of Grubb & Ellis Realty Investors and received a loan of $19,000 from Grubb & Ellis Realty Investors to assist with year-end reimbursement timing differences. In 2004, the property repaid the $19,000 loan from Grubb & Ellis Realty Investors.

In 2006, the property was sold for a gain of $2,568,000. The program’s share of the gain was $1,541,000. From the sale proceeds, Grubb & Ellis Realty Investors received deferred management fees of $101,000.

NNN One Gateway Plaza, LLC:  The offering period began June 8, 2001 and ended September 25, 2001. The offering raised $4,197,500, or 99.9% of the offering amount. The LLC, with two unaffiliated members retained a 1.25% ownership interest in the property. The remaining 98.75% is owned by 10 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

One Gateway Plaza	100.0%	office	07/30/01	$12,550,000	$9,375,000	113,000	Colorado Springs, CO

In 2006, the program had a deficit cash flow after distributions of $266,000 which was covered by the prior years’ excess cash flow after distributions. In 2007, the rate of distribution to investors was reduced from 9.0% to 3.0%.

NNN LV 1900 Aerojet Way, LLC:  The offering period began July 26, 2001 and ended August 31, 2001. The offering raised $2,000,000, or 100.0% of the offering amount. 100.0% of the property is owned by 10 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

1900 Aerojet Way	100.0%	office/industrial	08/31/01	$5,067,000	$3,625,000	107,000	Las Vegas, NV

In 2001, the program received a $32,000 loan from Grubb & Ellis Realty Investors to cover unanticipated lender holdbacks of $200,000 at acquisition. In 2002, the program received an $18,000 loan from an affiliate of Grubb & Ellis Realty Investors to supplement capital funds due to the timing of certain repairs. In 2003, the program received a $31,000 loan from Grubb & Ellis Realty Investors for the same purpose. In 2003, the program had deficit cash flow after distributions of $1,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions. In 2004, the program received a $7,000 loan from Grubb & Ellis Realty Investors and a $5,000 loan from an affiliate of Grubb & Ellis Realty Investors.

In 2005, the property was sold for a gain of $380,000. Prior advances from Grubb & Ellis Realty Investors were repaid from proceeds of the sale. Additionally, Grubb & Ellis Realty Investors received deferred management fees of $45,000. No disposition fee was paid to Realty. All loans were repaid from proceeds of the sale.

NNN Timberhills Shopping Center, LLC: The offering period began July 31, 2001 and ended November 27, 2001. The offering raised $3,695,375, or 99.9% of the offering amount. The LLC, with one unaffiliated member retained a 1.0% ownership interest in the property. The remaining 99.0% is owned by 13 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Timberhills Shopping Center	100.0%	shopping center	11/27/01	$9,180,000	$6,390,000	102,000	Sonora, CA

In 2002, an affiliate of Grubb & Ellis Realty Investors loaned $66,000 to the program for acquisition related costs.

In 2005, the property was sold for a gain of $1,567,000. The loan totaling $66,000 from an affiliate of Grubb & Ellis Realty Investors was repaid from proceeds of the sale. Grubb & Ellis Realty Investors received $65,000 for deferred management fees and leasing commissions and Realty received a disposition fee of $354,000 from the proceeds of the sale.

NNN Addison Com Center, LLC:  The offering period began August 16, 2001 and ended April 2, 2002. The offering raised $3,650,000, or 100.0% of the offering amount. The LLC, with six unaffiliated members retained a 5.125% ownership interest in the property. The remaining 94.875% is owned by 10 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Addison Com Center	100.0%	office	10/31/01	$10,500,000	$7,750,000	96,000	Addison, TX

In March 2003, the program reduced its distributions to investors from 8.0% to 0% as a result of the loss of a major tenant. In 2003, the program received a $40,000 loan from Grubb & Ellis Realty Investors. In 2004, the program had deficit cash flow of $217,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions and a $37,000 loan from an affiliate of Grubb & Ellis Realty Investors in 2004. There were no distributions made in 2004, 2005, 2006, and 2007.

In 2005, Grubb & Ellis Realty Investors and an affiliate loaned $64,000 and $102,000, respectively. The loans were used to cover a 2005 operating cash flow deficit of $33,000 and to fund lender leasing reserves. For the year ended December, 31 2005, Grubb & Ellis Realty Investors and affiliates forgave loans to the program in the amount of $104,000 and $139,000, respectively.

In 2006, Grubb & Ellis Realty Investors loaned $548,000 and TIC investors funded a $200,000 cash call to cover a 2006 operating cash flow deficit of $223,000 and fund leasing costs of $681,000. In 2007, an affiliate of Grubb & Ellis Realty Investors advanced the program $765,000, primarily to fund tenant improvement costs for a new lease. The program had deficit cash flow before distributions of $96,000.

NNN County Center Drive, LLC:  The offering period began September 18, 2001 and ended February 6, 2002. The offering raised $3,125,000, or 100.0% of the offering amount. The LLC, with Grubb & Ellis Realty Investors as a single member retained a 1.0% ownership interest in the property. The remaining 99.0% is owned by 17 unaffiliated TICs, T REIT, an entity controlled by Mr. Thompson and a shareholder of Grubb & Ellis Realty Investors investing as TICs in the program.

				Share of	Share of
	Ownership	Type of Property	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	distribution/	Date	Price	at Purchase	(Sq Ft)	Location

County Center Building	84.0%	distribution/ warehouse/office	09/28/01	$4,532,000	$2,696,000	78,000	Temecula, CA

In 2003, the program had deficit cash flow after distributions of $45,000. The deficit cash flow was funded from prior years’ excess cash flow.

In 2003, an affiliate of Grubb & Ellis Realty Investors loaned $14,000 and Grubb & Ellis Realty Investors loaned $59,000 to the program primarily to fund lender required reserves. In 2004, Grubb & Ellis Realty Investors loaned an additional $52,000 for the same purpose.

In 2005, the property was sold for a gain. The program’s share of the gain was $932,000. From the sale proceeds, loans from Grubb & Ellis Realty Investors and affiliates totaling $125,000 were repaid, Grubb & Ellis Realty Investors received deferred management fees of $122,000 and Realty received a disposition fee of $158,000.

NNN City Center West “B” LLC:  The offering period began October 31, 2001 and ended June 15, 2002. The offering raised $8,200,000, or 100.0% of the offering amount. The LLC, with two unaffiliated members retained a 0.915% ownership interest in the property. The remaining 99.085% is owned by 16 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

City Center West “B”	100.0%	office	01/23/02	$20,800,000	$14,650,000	104,000	Las Vegas, NV

The property was subject to a master lease guaranteed by an affiliate of Grubb & Ellis Realty Investors.

In 2006, the property was sold for a gain of $10,269,000. From the sale proceeds, Grubb & Ellis Realty Investors and Realty received deferred management related fees and leasing commissions totaling $472,000 and Realty received a disposition fee of $1,458,000.

NNN Arapahoe Service Center II, LLC:  The offering period began February 11, 2002 and ended June 20, 2002. The offering raised $4,000,000, or 100.0% of the offering amount. The LLC, with two unaffiliated members retained a 5% ownership interest in the property. The remaining 95% is owned by 19 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Araphoe Service Center II	100.0%	office/flex complex	04/19/02	$8,038,000	$5,000,000	79,000	Englewood, CO

In 2004, the program had deficit cash flow after distributions of $33,000. The deficit cash flow resulted from a special distribution of $100,000 in addition to the program’s regular distribution which was funded from prior years’ excess cash flow after distributions.

In 2007, the property was sold for a gain of $2,659,000. From the proceeds, Realty received a disposition fee of $230,000.

NNN City Center West “A”, LLC:  The offering period began February 12, 2002 and ended March 15, 2002. The offering raised $1,237,803, or 35.4% of the offering amount. 10.875% of the property is owned by three unaffiliated TICs investing in the program and 89.125% of the property is owned by T REIT, which purchased its interest as a TIC in the property outside of the program.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

City Center West “A”	10.9%	office	03/15/02	$2,362,000	$1,417,000	106,000	Las Vegas, NV

In 2003, the program had deficit cash flow after distributions of $4,000 representing return of capital of $2,000. In 2004, the program had deficit cash flow after distributions of $15,000 resulting in return of capital of the same amount.

In 2005, the property was sold for a gain. The program’s share of the gain was $612,000. The program paid Realty a disposition fee of $102,000 and Grubb & Ellis Realty Investors lease commissions of $12,000.

NNN Titan Building & Plaza, LLC:  The offering began February 18, 2002 and ended May 28, 2002. The offering raised $2,219,808, or 88.8% of the original offering amount from five unaffiliated TICs. The program acquired a 51.5% interest in the property. The remaining 48.5% was purchased outside of the program by T REIT as a TIC.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Titan Building and Titan Plaza	51.5%	office	04/17/02	$4,721,000	$3,090,000	131,000	San Antonio, TX

In June 2005, the property was refinanced with a $6,900,000 loan which produced net proceeds of $74,000. Grubb & Ellis Realty Investors did not receive a financing fee.

In 2006, the property was sold for a gain. The program’s share of the gain was $1,487,000. From its share of the sale proceeds, the program paid Realty a disposition fee of $271,000 and Grubb & Ellis Realty Investors an incentive fee of $400,000.

NNN Pacific Corporate Park 1, LLC:  The offering began March 11, 2002 and ended June 25, 2002. The offering raised $5,800,000, or 100.0% of the offering amount. The LLC retained an undivided 60% ownership interest in the property from 45 unaffiliated members and T REIT. The remaining 40% is owned by a private program, NNN 2001 Value Fund, LLC. Each program invested as an independent TIC outside of the other program.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Pacific Corporate Park	60.0%	6-building office park	03/25/02	$14,237,000	$9,300,000	167,000	Lake Forest, CA

In 2004, the program had deficit cash flow after distributions of $55,000 which was funded by prior years’ excess cash flow after distributions. In 2004, an affiliate of Grubb & Ellis Realty Investors loaned $80,000 ($48,000 of which is allocable to the program’s 60% ownership interest in the property) to cover incurred tenant improvements.

In 2005, the last three buildings were sold resulting in an aggregate gain to the program from all sales of $1,700,000. Realty received a disposition fee from the program of $59,000 and Grubb & Ellis Realty Investors received deferred management fees and leasing commissions from the program of $41,000 as a result of all sales. The loan from an affiliate of Grubb & Ellis Realty Investors was repaid from the sale proceeds.

NNN North Reno Plaza, LLC:  The offering period began March 31, 2002 and ended June 19, 2002. The offering raised $2,750,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members retained a 1.75% ownership interest in the property. The remaining 98.25% is owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

North Reno Plaza Shopping Center	100.0%	shopping center	06/19/02	$7,200,000	$5,400,000	130,000	Reno, NV

In 2003, the program received a loan of $44,000 from Grubb & Ellis Realty Investors to supplement a short-term cash balance deficit. The loan was repaid in 2004.

In 2005, the property was sold for a gain of $2,713,000. From the proceeds of the sale, Realty received a disposition fee of $324,000 and Grubb & Ellis Realty Investors received property management fees of $8,000.

NNN Brookhollow Park, LLC:  The offering period began April 12, 2002 and ended July 3, 2002. The offering raised $6,550,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members and two affiliated members, consisting of separate investments by an entity controlled by Mr. Thompson, retained a 7.25% ownership interest in the property. The remaining 92.75% is owned by 19 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Brookhollow Park	100.0%	office	07/03/02	$15,360,000	$10,250,000	102,000	San Antonio, TX

In 2005, the program had a deficit cash flow after distributions of $445,000 due primarily to payment of two years of property taxes in the current year resulting in an overstatement of expense of $411,000. Prior years’ excess cash flow after distributions covered the 2005 deficit. In 2007, the property was sold resulting in a gain of $86,000. From the proceeds of the sale, Realty received a disposition fee of $175,000 and Grubb & Ellis Company, as the listing broker, received a real estate commission of $200,000.

NNN 1397 Galleria Drive, LLC:  The offering period began May 24, 2002 and ended October 23, 2002. The offering raised $1,950,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member retained a 2.0% ownership interest in the property. The remaining 98.0% is owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Galleria Office Building	100.0%	office	09/11/02	$3,420,000	$1,962,000	14,000	Henderson, NV

In August 2003, a major tenant vacated the property. As a result, in February 2004, the program terminated distributions to investors. In 2003, the program had deficit cash flow after distributions of $97,000 representing return of capital of $69,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions, reserves and a $5,000 loan from an affiliate of Grubb & Ellis Realty Investors. In 2004, the program had deficit cash flow after distributions of $18,000 representing return of capital of $13,000. In 2004, the $5,000 loan from an affiliate of Grubb & Ellis Realty Investors was repaid. In 2005, no distributions were made to investors and the property had a deficit cash flow of $38,000. In 2006, no distributions were made to investors and the property had a positive cash flow of $51,000 which was used to cover $62,000 of leasing costs incurred during the year. In 2007, distributions to investors were reinstated at a rate of 4.0%.

NNN Bryant Ranch, LLC:  The offering period began June 10, 2002 and ended November 12, 2002. The offering raised $5,000,000, or 100.0% of the offering amount. The LLC, with eight unaffiliated members retained a 2.875% ownership interest in the property. The remaining 97.125% was owned by 20 unaffiliated investors and one entity controlled by Mr. Thompson investing as TICs in the program. The property was acquired from WREIT, an entity managed by Grubb & Ellis Realty Investors.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Bryant Ranch Shopping Center	100.0%	shopping center	09/05/02	$10,080,000	$6,222,000	94,000	Yorba Linda, CA

For the year ended December 31, 2003, the program had deficit cash flow after distributions of $58,000 which was funded by the previous year’s excess cash flow after distributions. On November 2, 2004, the property was sold at a price of $13,000,000. From sale proceeds, Realty received a disposition fee of $260,000. The gain was $1,424,000.

NNN 4241 Bowling Green, LLC:  The offering period began June 14, 2002 and ended December 27, 2002. The offering raised $2,850,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member retained a 2.63% ownership interest in the property. The remaining 97.37% is owned by 17 unaffiliated TICs investing in the program. The property was acquired from a private program managed by Grubb & Ellis Realty Investors.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

4241 Bowling Drive	100.0%	office	09/25/02	$5,200,000	$3,092,000	68,000	Sacramento, CA

In 2002, Grubb & Ellis Realty Investors loaned $9,000 to the program to cover costs to close the acquisition as all of the offering proceeds had not been raised as of the acquisition date of the property. The loan was repaid in 2003 upon the completion of the offering. In 2004, the program had deficit cash flow after distributions of $127,000 representing return of capital of $84,000. In 2005, the program had deficit cash flow after distributions of $1,000 representing return of capital of $1,000. In February 2006, distributions were suspended to reserve cash flow after debt service for anticipated re-tenanting costs. In 2007, the property was sold resulting in a gain of $573,000. From proceeds of the sale, Realty received a disposition fee of $123,000 and Grubb & Ellis Company, as the listing broker, received a real estate commission of $146,000.

NNN Wolf Pen Plaza, LLC:  The offering period began July 1, 2002 and ended October 23, 2002. The offering raised $5,500,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member retained a 1.0% ownership interest in the property. The remaining 99.0% was owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Wolf Pen Plaza	100.0%	shopping center	09/24/02	$16,220,000	$12,265,000	170,000	College Station, TX

In 2005, deficit cash flow after distributions of $400,000 was due primarily to payment of two years property taxes for 2004 and 2005 causing a one time increase in expenses of $406,000. The deficit resulted in a return of capital of $13,000. In 2007, the property was sold resulting in a gain of $2,924,000. From the proceeds of the sale, Realty received a disposition fee of $797,000.

NNN Alamosa Plaza, LLC:  The offering period began July 18, 2002 and ended October 25, 2002. The offering raised $6,650,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member retained a 1.0% ownership interest in the property. The remaining 99.0% was owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Alamosa Plaza Shopping Center	100.0%	shopping center	10/08/02	$18,500,000	$13,500,000	78,000	Las Vegas, NV

In 2004, the program had deficit cash flow after distributions of $141,000. Prior years’ excess cash flow after distributions covered, in part, the 2004 deficit resulting in return of capital of $92,000.

In 2005, the property was sold for a gain of $2,960,000. Proceeds from the sale were used to pay Realty a disposition fee of $454,000 and Grubb & Ellis Realty Investors deferred management fees totaling $63,000.

NNN 2006 Notes Program, LLC:  The offering period began August 1, 2002 and ended May 23, 2003. The offering raised $1,044,881, or 10.4% of the $10,000,000 offering amount from 22 note unit holders. The program offered note units through its unsecured note offering. The program was formed for the purpose of making unsecured loans to one or more borrowers, likely to be affiliates of Grubb & Ellis Realty Investors for the sole purpose of acquiring and holding real estate. An investor in this program was making a loan to the LLC. Grubb & Ellis Realty Investors is the sole member and manager of the LLC and caused it to use its net proceeds from the offering to support its efforts in sponsoring real estate investments by making unsecured loans to affiliated entities. Grubb & Ellis Realty Investors, as the sole member and manager of the LLC, guaranteed the payment of all principal and interest on the note units.

In 2005, the LLC repaid all outstanding note unit principal and accrued interest to the note unit holders, and the program was completed.

NNN Saddleback Financial, LLC:  The offering period began August 30, 2002 and ended October 29, 2002. The offering raised $3,865,800, or 100.0% of the offering amount. 75% of the property was owned by investors investing in the program and 25% of the property was owned by T REIT, which purchased its portion of the property outside of the program. The LLC, with one unaffiliated member retained a 1.67% ownership interest in the program. The remaining 98.33% was owned by seven unaffiliated TICs investing in the program.

					Share of
	Ownership		Purchase	Share of Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Saddleback Financial Center	75.0%	office	09/25/02	$8,304,000	$5,738,000	72,000	Laguna Hills, CA

In 2003, the program had deficit cash flow after distributions of $127,000 resulting in return of capital of $46,000. The deficit cash flow was funded in part from prior years’ excess cash flow after distributions. In December 2004, the property was sold at a price of $15,450,000. Realty was paid a disposition fee of $460,000 from the program’s portion of the sale. The program realized a gain of $1,938,000.

NNN Kahana Gateway Center, LLC:  The offering period began August 9, 2002 and ended March 6, 2003. The offering raised $8,140,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members and one shareholder of Grubb & Ellis Realty Investors retained a 5% ownership interest in the property. The remaining 95% was owned by 15 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Kahana Gateway Shopping Center and Professional Bldg	100.0%	retail/office	12/20/02	$19,400,000	$13,041,000	80,000	Maui, HI

In 2005, the property was sold for a gain of $4,033,000. Realty received a disposition fee of $765,000 from the sale proceeds.

NNN Springtown Mall, DST:  The offering period began October 10, 2002 and ended March 21, 2003. The offering raised $2,550,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members owns a 3.375% beneficial interest in the trust that owns the property. Eleven unaffiliated investors own the remaining 96.625% of the beneficial interest in the trust that owns the property.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Springtown Mall Shopping Center	100.0%	shopping center	12/09/02	$6,490,000	$4,700,000	96,000	San Marcos, TX

In 2002, affiliates of Grubb & Ellis Realty Investors loaned $107,000 to the program to cover costs to close the acquisition as all of the offering proceeds had not been raised as of the acquisition date of the property. Upon completion of the offering in 2003, $65,000 of these loans were repaid. Also, in 2002, the program had deficit cash flow of $4,000 with no return of capital as no distributions were made in that year.

In 2005, the property was sold for a gain of $775,000. From the proceeds of the sale, Realty received a disposition fee of $210,000 and affiliates of Grubb & Ellis Realty Investors received repayment of $42,000 for loans.

NNN Congress Center, LLC:  The offering began October 15, 2002 and ended July 14, 2003. The offering raised $36,073,120, or 100.0% of the offering amount. The LLC retained a 28.9% interest in the property and 44.8% interest in the program with 81 unaffiliated members, T REIT and 2002 Value Fund. The remaining 55.2% of the program (35.6% interest in the property) was owned by 15 unaffiliated TICs investing in the program. The program owns 64.5% of the property. The remaining 35.5%, which was purchased outside the program, was owned by one unaffiliated TIC (5.5% ownership in the property) and G REIT as a TIC (30% ownership of the property).

					Share of
	Ownership		Purchase	Share of	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	at Purchase	(Sq Ft)	Location

Congress Center	64.5%	office	01/09/03	$87,790,000	$61,839,000	525,000	Chicago, IL

In 2006, the property had deficit cash flow after distributions of $263,000 which was covered by prior years’ excess cash flow after distributions. In 2007, the distribution rate was reduced from 9.5% to 5.0%.

NNN Park Sahara, DST:  The offering period began October 25, 2002 and ended March 17, 2003. The offering raised $4,953,000, or 100.0% of the offering amount. 95.25% of the property was owned by investors investing in the program and 4.75% of the property was purchased outside the program by G REIT as a TIC interest. The LLC, with one unaffiliated member owns a 1.71% beneficial interest in the trust that owns the property. Eleven unaffiliated investors own the remaining 98.29% of the beneficial interest in the trust that owns 95.25% of the property.

					Share of
	Ownership		Purchase	Share of	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	at Purchase	(Sq Ft)	Location

Park Sahara Office Park	95.25%	5-building office park	03/18/03	$11,621,000	$8,001,000	124,000	Las Vegas, NV

In 2002, Grubb & Ellis Realty Investors loaned $225,000 to the program to cover costs to close the acquisition as all of the offering equity had not been raised as of the acquisition of the property. Upon completion of the offering in 2003, the loan was repaid. In 2004, Grubb & Ellis Realty Investors loaned $44,000 to fund operations. In 2004, the program had deficit cash flow after distributions of $228,000 and return of capital of $174,000.

In 2005, the property was sold for a gain. The program’s share of the gain was $1,652,000. From the sale proceeds, the $44,000 loan from Grubb & Ellis Realty Investors was repaid, a disposition fee of $320,000 was paid to Realty, and Grubb & Ellis Realty Investors received deferred lease commissions and management fees totaling $385,000.

NNN Parkwood Complex, LLC:  The offering period began October 28, 2002 and ended April 23, 2003. The offering raised $7,472,000, or 100.0% of the offering amount. The LLC, with 12 unaffiliated members and one shareholder of Grubb & Ellis Realty Investors retained a 13.5% ownership interest in the property. The remaining 86.5% was owned by 10 TICs, nine unaffiliated members and an entity controlled by Mr. Thompson investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkwood I & II	100.0%	office	12/31/02	$20,436,000	$13,922,000	196,000	Woodlands, TX

In 2002, an affiliate of Grubb & Ellis Realty Investors and Grubb & Ellis Realty Investors loaned $257,000 and $87,000, respectively, to cover costs to close the acquisition as all of the offering equity had not been raised as of the acquisition of the property. Upon completion of the offering in 2003, these loans were repaid. In 2003, an affiliate of Grubb & Ellis Realty Investors loaned $1,500,000 to take out short-term seller financing until a new mortgage could be put in place. This loan was repaid in 2003.

In 2005, one of the two buildings was sold for $12,700,000 resulting in a gain of $600,000. At the same time, the remaining building was refinanced with an $8,400,000 mortgage. From the sale, Realty received a disposition fee of $127,000 and Grubb & Ellis Realty Investors received management fees totaling $47,000. The refinance resulted in net proceeds of $367,000 and Grubb & Ellis Realty Investors received a financing fee of $42,000.

In 2006, the second building was sold for $13,600,000 resulting in a gain of $1,672,000. From the sale, Realty received a disposition fee of $500,000.

NNN Beltline-Royal Ridge, LLC:  The offering began November 8, 2002 and ended November 4, 2003. The offering raised $4,900,000, or 100.0% of the offering amount. The LLC retained a 10.5% ownership interest with 12 unaffiliated members. The remaining 89.5% was owned by 17 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Beltline — 114 and Royal Ridge Tech	100.0%	2 office buildings	04/01/03	$9,550,000	$6,150,000	84,000	Irving, TX

In 2005, the deficit cash flow after distributions of $120,000 was due to payment of property taxes for two years, 2004 and 2005 causing a one time increase of expenses of $230,000. Prior years’ excess cash flow after distributions covered the deficit in 2005 and a $41,000 deficit in 2006. In February 2006 distributions to investors were suspended due to the vacation of a major tenant from one of the buildings. In 2007, the program had deficit cash flow before distributions of $141,000, and no distributions to investors were made.

NNN Parkway Towers, DST:  The offering period began November 18, 2002 and ended August 13, 2003. The offering raised $7,342,575, or 99.9% of the offering amount. The LLC, with two unaffiliated members owns a 1.75% beneficial interest in the trust that owns the property. Twenty-four unaffiliated investors own the remaining 98.25% of the beneficial interest in the trust that owns the property.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkway Towers Office Park	100.0%	office	05/09/03	$12,450,000	$6,000,000	190,000	Nashville, TN

Upon the acquisition in 2003, the lender funded $1,200,000 less than the amount planned for in the offering memorandum, pending lease-up of vacant space. In 2003, the program received a $100,000 loan from an affiliate of Grubb & Ellis Realty Investors and a $113,000 loan from Grubb & Ellis Realty Investors to supplement capital funds for tenant improvements and lender-required capital improvements, which was repaid upon the full funding of the loan by the lender. The lender subsequently funded an additional $2,000,000, but required that the majority of this amount be reserved for capital improvements. In 2004, the $100,000 loan from an affiliate of Grubb & Ellis Realty Investors was repaid and Grubb & Ellis Realty Investors loaned $21,000 to supplement capital needs at the property.

In 2005, an affiliate of Grubb & Ellis Realty Investors loaned $51,000 to the program. $21,000 of the loan was used to repay a loan from Grubb & Ellis Realty Investors and the remaining balance was used to repay a loan from the program’s LLC. In 2007, the property was sold resulting in a gain of $1,991,000. From the proceeds of the sale, Realty received a disposition fee of $263,000 and deferred management fees and leasing commissions totaling $328,000; Grubb & Ellis Realty Investors received deferred expense reimbursements of $63,000; and the loan of $51,000 plus accrued interest to an affiliate of Grubb & Ellis Realty Investors was repaid.

NNN Buschwood, LLC:  The offering period began December 20, 2002 and ended March 25, 2003. The offering raised $3,200,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member retained a 1.0% ownership interest in the property. The remaining 99.0% was owned by 12 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Buschwood III Office Park	100.0%	office	03/25/03	$6,983,000	$4,600,000	77,000	Tampa, FL

In 2004, the program had deficit cash flow after distributions of $30,000 covered by prior years’ excess cash flow after distributions. In February 2006 the distributions to investors were suspended to conserve cash flow in order to re-tenant vacated space. In 2007, the property was sold resulting in a gain of $1,579,000. From the proceeds of the sale, Realty received a disposition fee of $340,000.

NNN 1851 E. First Street, LLC:  The offering period began February 14, 2003 and ended July 29, 2003. The offering raised $20,500,000, or 100.0% of the offering amount. The LLC, with 54 unaffiliated members retained an 11.5% ownership interest in the property. The remaining 88.5% was owned by 17 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

1851 E. First Street	100.0%	office	06/16/03	$60,500,000	$45,375,000	318,000	Santa Ana, CA

In January 2005, the property was refinanced with a $49,000,000 loan resulting in net proceeds to the property of $1,918,000. From the refinance proceeds, a special distribution of $750,000 was made to investors. Grubb & Ellis Realty Investors received a financing fee of $223,000.

In 2006, the property was sold resulting in a gain of $9,178,000. From the proceeds of the sale, Realty received a disposition fee of $2,635,000 and Grubb & Ellis Realty Investors received management related fees totaling $22,000.

NNN Netpark, LLC:  The offering period began March 18, 2003 and ended September 18, 2003. The offering raised $23,700,000, or 100.0% of the offering amount. The LLC, with 33 unaffiliated members retained a 4.75% ownership interest in the property. The remaining 95.25% was owned by 22 unaffiliated TICs, 2002 Value Fund and an entity controlled by Mr. Thompson investing as TICs in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Netpark Tampa Bay	100.0%	office	06/11/03	$47,000,000	$31,500,000	911,000	Tampa, FL

In 2005, NNN 2002 Value Fund, LLC sold its 50% TIC interest in the property to an affiliated program, NNN Netpark II, LLC for $33,500,000. In connection with the sale, a $500,000 disposition fee was paid to Realty. New financing of $43,000,000 was put on the property at the time of the sale. Under the new ownership structure, net proceeds relating to the remaining TIC and LLC ownership was held as property reserves and the owners in the NNN Netpark II, LLC program funded their share of property reserves from equity. From the refinance, Grubb & Ellis Realty Investors received a financing fee of $224,000 and $17,000 for management fees, and Realty received $58,000 for leasing commissions.

In 2007, the program had deficit cash flow after distributions of $306,000 which was covered by prior years’ excess cash flow after distributions

NNN 602 Sawyer, LLC:  The offering period began March 28, 2003 and ended September 3, 2003. The offering raised $4,700,000, or 100.0% of the offering amount. The LLC, with seven unaffiliated members retained a 10% ownership interest in the property. The remaining 90% is owned by 19 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

602 Sawyer	100.0%	office	06/05/03	$9,270,000	$5,850,000	86,000	Houston, TX

In 2004, the program had deficit cash flow after distributions of $89,000. The prior year’s excess cash flow after distributions covered the deficit in 2004. In December 2004, an affiliate of Grubb & Ellis Realty Investors loaned $20,000 to the program for operations. In March 2005, the distribution rate was reduced from 8.0% to 5.0% to conserve cash flow for new leasing. In August 2005, distributions were suspended. An affiliate of Grubb & Ellis Realty Investors loaned $66,000 to the program for tenant improvement costs not covered by lender reserves. In 2006, $56,000 of the loan from an affiliate of Grubb & Ellis Realty Investors was repaid and no distributions were made to investors. In 2007, distributions to investors were reinstated at a rate of 5.0%, and the program repaid the remaining $30,000 advance from an affiliate of Grubb & Ellis Realty Investors.

NNN Jefferson Square, LLC:  The offering period began May 1, 2003 and ended August 26, 2003. The offering raised $9,200,000, or 100.0% of the offering amount. The LLC, with 22 unaffiliated members retained a 10.0% ownership interest in the property. The remaining 90.0% was owned by 15 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	At Purchase	(Sq Ft)	Location

Jefferson Square	100.0%	office/retail	07/28/03	$20,125,000	$13,070,000	146,000	Seattle, WA

In 2005, the property was sold for a gain of $4,232,000. From the proceeds, Realty received a disposition fee of $1,080,000 and Grubb & Ellis Realty Investors was paid deferred lease commissions and property management fees totaling $91,000.

NNN Arapahoe Business Park, LLC:  The offering period began June 13, 2003 and ended September 3, 2003. The offering raised $3,800,000, or 100.0% of the offering amount. The LLC, with five unaffiliated members retained a 5% ownership interest in the property. The remaining 95.0% was owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Arapahoe Business Park I & II	100.0%	office	08/11/03	$7,988,000	$5,200,000	133,000	Centennial, CO

In 2003, Grubb & Ellis Realty Investors loaned $15,000 to the program relating to costs associated with the acquisition of the property. The loan was repaid in 2004. In 2006 and 2007, the program had deficit cash flow after distributions of $134,000 and $45,000, respectively, which was covered by prior years’ excess cash flow after distributions.

NNN 901 Corporate Center, LLC:  The offering period began June 13, 2003 and ended October 3, 2003. The offering raised $6,292,125, or 99.9% of the offering amount. The LLC, with 12 unaffiliated members retained a 5.125% ownership interest in the property. The remaining 94.875% was owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

901 Corporate Center	100.0%	office	08/15/03	$16,150,000	$11,310,000	101,000	Monterey Park, CA

In 2004, the program had deficit cash flow after distributions of $211,000 representing return of capital of $68,000. The deficit cash flow was funded in part from the prior year’s excess cash flow after distributions. In 2006, the property was sold resulting in a gain of $2,836,000. From the proceeds of the sale, Realty received a disposition fee of $732,000 and Grubb & Ellis Realty Investors received deferred management related fees totaling $206,000.

NNN Jamboree Promenade, LLC:  The offering period began June 20, 2003 and ended December 10, 2003. The offering raised $6,800,000, or 100.0% of the offering amount. The LLC, with 14 unaffiliated members retained a 7.625% ownership interest in the property. The remaining 92.375% is owned by 16 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Jamboree Promenade	100.0%	retail	07/25/03	$20,200,000	$15,000,000	59,000	Irvine, CA

In 2006, in addition to the regular monthly distributions, a special one time distribution of $625,000 was made to investors resulting in deficit cash flow after distributions of $509,000. The deficit cash flow was covered by prior years’ excess cash flow after distributions.

NNN Executive Center, LLC:  The offering period began July 11, 2003 and ended December 23, 2003. The offering raised $14,700,000, or 100.0% of the offering amount. The LLC, with 30 unaffiliated members, a shareholder of Grubb & Ellis Realty Investors and an entity controlled by Mr. Thompson retained a 49.625% ownership interest in the property. The remaining 50.375% is owned by 14 unaffiliated TICs and 2003 Value Fund and an entity controlled by Mr. Thompson investing as TICs in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Executive Center II & III	100.0%	office	08/01/03	$24,600,000	$14,950,000	381,000	Dallas, TX

In 2005, the program had a deficit cash flow after distributions of $409,000. The current year deficit was covered by prior years’ excess cash flow after distributions. In April 2005, distributions were suspended to conserve cash flow for leasing and capital cost requirements. In December 2005, the property was refinanced with $16,000,000 of mortgage debt. There were no proceeds from the refinancing and Grubb & Ellis Realty Investors did not receive a financing fee from the transaction. Due to the renewal of a major tenant, $2,000,000 of leasing and capital costs were incurred by the property. To help pay for the leasing costs and fund a deficit of $1,078,000 resulting from the refinancing, an affiliate of Grubb & Ellis Realty Investors advanced $1,445,000 to the property and Grubb & Ellis Realty Investors made a cash call from the investors. The investors advanced $1,205,000 to the property.

In 2006, no distributions were made to investors and the property had a deficit cash flow after distributions of $746,000 due primarily to the payment of two years of property taxes during the year resulting in excess payments of $634,000. Excess cash flow after distributions from prior years and cash reserves covered the deficit. In 2007, no distributions were made to investors.

NNN Union Pines, LLC:  The offering period began July 18, 2003 and ended May 20, 2004. The offering raised $7,900,000, or 100.0% of the offering amount. The LLC, with 12 unaffiliated members retained a 5.25% ownership interest in the property. The remaining 94.75% is owned by 22 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Union Pines	100.0%	office	10/08/03	$15,000,000	$9,060,000	134,000	Tulsa, OK

In 2006, deficit cash flow after distributions of $142,000 was covered by prior years’ excess cash flow after distributions.

NNN 1410 Renner, LLC:  The offering period began July 25, 2003 and ended December 8, 2003. The offering raised $7,300,000, or 100.0% of the offering amount. The LLC, with seven unaffiliated members retained a 5% ownership interest in the property. The remaining 95.0% is owned by 19 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

1410 Renner Road	100.0%	office	10/29/03	$13,900,000	$8,740,000	117,000	Richardson, TX

In May 2005, a tenant occupying 38.0% of the building did not renew their lease and distributions were suspended until the space is re-leased. In 2005, the deficit cash flow after distributions of $5,000 was covered by prior years’ excess cash flow after distributions. The deficit was due to payment of two years property taxes (2004 and 2005) in the current year resulting in excess payments of $285,000. No distributions were made to investors in 2006 and 2007.

NNN Westbay Office Park, LLC:  The offering period began August 8, 2003 and ended June 9, 2004. The offering raised $11,000,000, or 100.0% of the offering amount. The LLC, with 22 unaffiliated members retained an 11.375% ownership interest in the property. The remaining 88.625% is owned by 22 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Westbay Office Park	100.0%	office	12/15/03	$23,600,000	$15,000,000	108,000	Las Vegas, NV

In 2003, Grubb & Ellis Realty Investors loaned $630,000 to the program at acquisition to fund an unanticipated lender imposed holdback related to tenant estoppel issues. Grubb & Ellis Realty Investors was repaid $360,000 during 2004. In 2004, the program had deficit operating cash flow after distributions of $7,000, covered by the previous year’s excess cash flow after distributions. In 2005, an affiliate of Grubb & Ellis Realty Investors loaned $135,000 to the program to pay for tenant improvements and to repay $46,000 of Grubb & Ellis Realty Investors’ loan.

In 2006, the loan from an affiliate of Grubb & Ellis Realty Investors was repaid when the lender released the remaining $265,000 holdback for tenant estoppels. The property had a deficit cash flow after distributions of $354,000 resulting in $44,000 of return of capital and the remaining $310,000 deficit was covered by prior years’ excess cash flow after distributions. In 2007, no distributions were made to investors, and an affiliate of Grubb & Ellis Realty Investors advanced the program $262,000 to fund tenant improvement costs.

NNN Parkway Corporate Plaza, LLC:  The offering period began August 15, 2003 and ended June 7, 2004. The offering raised $23,713,346, or 99.6% of the offering amount. The LLC, with 50 unaffiliated members retained a 6.2% ownership interest in the property. The remaining 93.8% is owned by 24 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkway Corporate Plaza	100.0%	office	11/10/03	$63,650,000	$45,000,000	287,000	Roseville, CA

In 2004, a major tenant vacated the property. Pursuant to the loan agreement, this event allowed the lender to sweep all operating cash flow for a reserve. Grubb & Ellis Realty Investors procured a $2,500,000 letter of credit to temporarily secure funding of the reserve and the lender ended the cash flow sweep. The TICs funded their pro rata share of the reserve either directly or in credit of their distributions. In 2004, Grubb & Ellis Realty Investors loaned $2,058,000 related to the letter of credit. In 2004, Grubb & Ellis Realty Investors was repaid $1,145,000 of the loan.

In December 2005, the property was refinanced with a loan in the amount of $44,500,000. Grubb & Ellis Realty Investors did not receive a financing fee from the transaction. The refinance generated net proceeds of $1,754,000 which were used to repay $832,000 of the loan from Grubb & Ellis Realty Investors. In 2007, Grubb & Ellis Realty Investors was repaid $41,000.

NNN Twain, LLC:  The offering period began September 3, 2003 and ended May 20, 2004. The offering raised $2,925,000, or 100.0% of the offering amount. The LLC, with seven unaffiliated members retained a 7.875% ownership interest in the property. The remaining 92.125% is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Business Bank of Nevada	100.0%	office	12/08/03	$5,700,000	$3,750,000	27,000	Las Vegas, NV

In 2003, due to an unanticipated loan holdback of $300,000, the program received a $100,000 loan from Grubb & Ellis Realty Investors. In 2004, the program had deficit cash flow after distributions of $3,000 which was covered by the previous year’s excess cash flow after distributions. In 2005, the $100,000 loan from Grubb & Ellis Realty Investors was repaid, and the program had deficit cash flow after distributions of

$64,000 resulting in return of capital of $56,000. In 2006, the program had a deficit cash flow of $83,000 resulting in return of capital of $83,000. In 2007, the property was sold resulting in a gain of $1,489,000. From the proceeds of the sale, Realty received a disposition fee of $160,000 and deferred property management fees of $8,000; Grubb & Ellis Realty Investors received $8,000 as a liquidation fee and $14,000 for reimbursement of deferred expenses; and Grubb & Ellis Company, as the listing broker, was paid a real estate commission of $180,000.

NNN Enclave Parkway, LLC:  The offering began October 15, 2003 and ended May 27, 2004. The offering raised $15,350,000 or 100.0% of the offering amount. The LLC, with eight unaffiliated members, one shareholder of Grubb & Ellis Realty Investors and T REIT retained a 7.0% ownership interest in the property. The remaining 93.0% of the property is owned by 22 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

1401 Enclave Parkway	100.0%	office	12/22/03	$34,500,000	$23,600,000	207,000	Houston, TX

In 2006, the program had a deficit cash flow of $427,000. The deficit was due to the payment of two years property taxes in the current year resulting in excess payments of $738,000. The deficit was covered by prior years’ excess cash flows after distributions. In 2007, the property was sold resulting in a gain of $8,333,000. From the proceeds of the sale, Realty received a disposition fee of $1,845,000 and Grubb & Ellis Realty Investors received a liquidation fee of $38,000.

NNN Arapahoe Service Center 1, LLC:  The offering began November 21, 2003 and ended January 30, 2004. The offering raised $5,250,000 or 100.0% of the offering amount. The LLC, with seven unaffiliated members retained a 5.625% ownership interest in the property. The remaining 94.375% of the property is owned by 13 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Arapahoe Service Center	100.0%	office	01/29/04	$10,100,000	$6,500,000	144,000	Englewood, CO

In January 2006 the distribution rate was reduced from 8.0% to 4% to reserve excess cash flow after distributions for anticipated leasing requirements.

NNN Amber Oaks, LLC:  The offering period began December 5, 2003 and ended January 20, 2004. The offering raised $10,070,000, or 100.0% of the offering amount. The property was owned by three unaffiliated TICs and T REIT investing as TICs in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

AmberOaks Corporate Center	100.0%	three office buildings	01/20/04	$22,965,000	$15,000,000	207,000	Austin, TX

In 2006, the property was sold at a price of $32,965,000 resulting in a gain of $6,516,000. Realty received a disposition fee of $1,071,000 and Grubb & Ellis Realty Investors received deferred management related fees totaling $45,000.

NNN Lakeside Tech, LLC:  The offering period began December 31, 2003 and ended June 24, 2004. The offering raised $8,000,000, or 100.0% of the offering amount. The LLC, with 18 unaffiliated members retained an 8.5% ownership interest in the property. The remaining 91.5% is owned by 20 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Lakeside Tech Center	100.0%	office	02/06/04	$19,788,000	$14,625,000	223,000	Tampa, FL

NNN Corporate Court, LLC:  The offering period began January 8, 2004 and ended May 19, 2004. The offering raised $3,230,000, or 100.0% of the offering amount. The LLC, with seven unaffiliated members retained a 5.0% ownership interest in the property. The remaining 95.0% is owned by 11 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Corporate Court	100.0%	office	03/25/04	$7,570,000	$5,000,000	67,000	Irving, TX

Grubb & Ellis Realty Investors loaned $15,000 to the program to cover costs to close the acquisition as all of the offering equity had not been raised as of the date of the acquisition of the property. Upon completion of the offering in 2004, the loan was repaid. In 2007, the program had deficit cash flow after distributions of $50,000 which was covered by prior years’ excess cash flow after distributions.

NNN 801 K Street, LLC:  The offering period began January 28, 2004 and ended March 31, 2004. The offering raised $29,600,000, or 100.0% of the offering amount. The LLC, with 20 unaffiliated members, one shareholder of Grubb & Ellis Realty Investors and 2003 Value Fund retained a 21.5% ownership interest in the property. The remaining 78.5% of the property was owned by 22 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

801 K Street	100.0%	office	03/31/04	$65,780,000	$41,350,000	336,000	Sacramento, CA

Grubb & Ellis Realty Investors loaned $2,292,000 to the program to cover costs to close the acquisition as all the offering equity had not been raised as of the date of the acquisition of the property. Upon completion of the offering in 2004, the loan was repaid.

In 2005, the property was sold for a gain of $7,759,000. From the sale proceeds, Realty received a disposition fee of $2,550,000 and Grubb & Ellis Realty Investors received deferred management fees and lease commissions of $159,000.

NNN 100 Cyberonics Drive, LLC:  The offering period began January 29, 2004 and ended May 28, 2004. The offering raised $6,500,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members retained a 5.0% ownership interest in the property. The remaining 95.0% is owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

100 Cyberonics Drive	100.0%	office	03/19/04	$15,580,000	$10,500,000	144,000	Houston, TX

Grubb & Ellis Realty Investors loaned $70,000 to the program to cover costs to close the acquisition as all the offering equity had not been raised as of the date of the acquisition of the property. Upon completion of the offering in 2004, the loan was repaid.

In 2005, the deficit cash flow after distributions of $293,000 was covered by the prior year’s excess cash flow after distributions. The 2005 deficit cash flow resulted from the payment of property taxes for two years, 2004 and 2005 in the current year causing excess payments of $479,000.

NNN Enterprise Way, LLC:  The offering period began January 30, 2004 and ended May 7, 2004. The offering raised $32,060,000, or 100.0% of the offering amount. The LLC, with 28 unaffiliated members and 2003 Value Fund retained an 11.6% ownership interest in the property. The remaining 88.4% is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Enterprise Technology Center	100.0%	office	05/07/04	$61,300,000	$36,500,000	370,000	Scotts Valley, CA

In November 2005, the distribution rate was reduced from 8.0% to 4.0% as a result of a sluggish leasing market. The 2005 deficit cash flow after distributions of $408,000 was covered by the prior year’s excess cash flow after distributions. In 2007, the program had deficit cash flow after distributions of $552,000 which was covered by the prior years’ cash flow after distributions. Distributions were suspended in December 2007.

NNN Western Place, LLC:  The offering period began March 12, 2004 and ended July 23, 2004. The offering raised $4,450,500, or 100.0% of the offering amount, from seven unaffiliated TICs. The program owns an undivided 21.5% interest in the property. The remaining 78.5% is owned by G REIT as a TIC outside of the program.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Western Place I and II	21.5%	office complex	07/23/04	$7,203,000	$5,160,000	430,000	Fort Worth, TX

In 2006, the program had a deficit cash flow after distributions of $79,000 which was covered by prior years’ excess cash flow after distributions. In 2007, the program had deficit cash flow after distributions of $320,000 and return of capital of $82,000.

NNN Oakey Building 2003, LLC:  The offering period began March 25, 2004 and ended May 19, 2004. The offering raised $8,270,000, or 100.0% of the offering amount. The LLC members with 12 unaffiliated members, 2003 Value Fund and T REIT retained 100.0% of the property.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Oakey Building	100.0%	office	04/02/04	$8,137,000	$4,000,000	98,000	Las Vegas, NV

In July 2005, distributions to investors were suspended due to tenant vacancy. In September 2005, the property was refinanced by a $10,605,000 loan with a $6,438,000 holdback for leasing costs and building improvements. There were no net proceeds from the refinance and Grubb & Ellis Realty Investors was paid a financing fee of $107,000 when the property was sold in 2006.

In 2006, the property was sold for $22,250,000, resulting in a gain of $2,637,000. Realty was paid a disposition fee of $668,000 and Grubb & Ellis Realty Investors was paid management related fees of $169,000.

NNN River Rock Business Center, LLC:  The offering period began April 5, 2004 and ended July 1, 2004. The offering raised $7,130,000, or 100.0% of the offering amount. The property is owned by 29 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

River Rock Business Center	100.0%	office	06/11/04	$15,200,000	$9,300,000	158,000	Murfreesboro, TN

Grubb & Ellis Realty Investors loaned $35,000 to the program at the close of escrow to cover an unanticipated lender required community development reserve of $82,000. In 2006, the program had deficit cash flow after distributions of $29,000 which were covered by prior years’ excess cash flow after distributions.

NNN Great Oaks Center, LLC:  The offering period began April 9, 2004 and ended October 22, 2004. The offering raised $11,000,000, or 100.0% of the offering amount. The LLC, with two unaffiliated members retained a 1.0% ownership interest in the property. The remaining 99.0% is owned by 17 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Great Oaks Center	100.0%	office complex	06/30/04	$27,050,000	$20,000,000	233,000	Atlanta, GA

NNN Sugar Creek Center, LLC:  The offering began April 30, 2004 and closed September 29, 2004. The offering raised $8,650,000, or 100.0% of the offering amount. The LLC, with four unaffiliated members retained a 1.125% ownership interest in the property. The remaining 98.875% is owned by 27 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Two Sugar Creek	100.0%	office	07/12/04	$21,850,000	$16,000,000	143,000	Houston, TX

For 2005, the program had a deficit cash flow after distributions of $413,000 which was partially offset by the prior year’s excess cash flow after distributions resulting in return of capital of $126,000. In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $93,000 and $16,000, respectively.

NNN Emerald Plaza, LLC:  The offering period began May 7, 2004 and ended January 5, 2005. The offering raised $42,800,000, or 100.0% of the offering amount. The LLC, with 71 unaffiliated members, T REIT, 2003 Value Fund and two members were shareholders of Grubb & Ellis Realty Investors at the time of the investment, as affiliated members of the LLC, retained a 20.5% interest in the property. The remaining 79.5% was owned by 27 unaffiliated TICs and an entity controlled by Mr. Thompson investing as a TIC in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Emerald Plaza	100.0%	office	06/14/04	$100,940,000	$68,500,000	355,000	San Diego, CA

In 2005, the property was sold for a gain of $16,198,000. From the proceeds of the sale, Realty received a disposition fee of $2,250,000 and Grubb & Ellis Realty Investors received management fees and leasing commissions totaling $673,000.

NNN Beltway 8 Corporate Centre, LLC:  The offering period began June 2, 2004 and ended October 20, 2004. The offering raised $7,010,000, or 100.0% of the offering amount. The LLC, with 14 unaffiliated members retained a 6.625% ownership interest in the property. The remaining 93.375% is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Beltway 8 Corporate Centre	100.0%	office	07/22/04	$16,200,000	$10,530,000	101,000	Houston, TX

Due to the payment of two years’ property taxes in 2007, the program had deficit cash flow after distributions of $242,000 which was covered by prior years’ excess cash flow after distributions.

NNN Reserve at Maitland, LLC:  The offering period began June 10, 2004 and ended September 13, 2004. The offering raised $10,800,000, or 100.0% of the offering amount. The LLC, with 23 unaffiliated members retained a 6.25% ownership interest in the property. The remaining 93.75% is owned by 23 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Reserve at Maitland	100.0%	office	08/18/04	$29,870,000	$21,750,000	197,000	Maitland, FL

In 2005, the program had deficit cash flow after distributions of $190,000. Excess cash flow after distributions from the prior year covered the current year deficit.

NNN One Financial Plaza, LLC:  The offering period began June 28, 2004 and ended August 30, 2004. The offering raised $3,624,750, or 100.0% of the offering amount, from three unaffiliated TICs. The program owns an undivided 22.4% interest in the property. The remaining 77.6% is owned by G REIT as a TIC outside the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

One Financial Plaza	22.4%	office	08/06/04	$8,288,000	$6,888,000	434,000	St. Louis, MO

In 2007, the property was sold for a gain. The program’s share of the gain was $469,000. From proceeds of the sale, Realty received a disposition fee of $158,000.

NNN Las Cimas, LLC: The offering period began August 2, 2004 and ended December 9, 2004. The offering raised $32,250,000, or 100.0% of the offering amount. The LLC, with 45 unaffiliated members retained a 9.375% ownership interest in the property. The remaining 90.625% is owned by 27 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Las Cimas II and III	100.0%	office complex	09/27/04	$73,100,000	$46,800,000	313,000	Austin, TX

In 2005, the deficit cash flow after distributions of $291,000 was primarily due to payment of thirteen months interest expense during the year causing a one time overstatement of expenses of $225,000. Excess cash flows after distributions from the prior year covered the current year deficit. In 2006, the property was sold for $94,100,000 resulting in a gain of $15,587,000. From the proceeds of the sale Realty received a disposition fee of $3,764,000 and Grubb & Ellis Realty Investors received deferred management fees of $407,000.

NNN Embassy Plaza, LLC:  The offering period began August 6, 2004 and ended January 20, 2005. The offering raised $8,655,000, or 100.0% of the offering amount. The LLC, with six unaffiliated members and a shareholder of Grubb & Ellis Realty Investors retained a 3.75% ownership interest in the property. The remaining 96.25% is owned by 23 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Embassy Plaza	100.0%	office	10/29/04	$17,000,000	$9,900,000	132,000	Omaha, NE

NNN 9800 Goethe Road, LLC:  The offering period began August 10, 2004 and ended October 8, 2004. The offering raised $4,700,000, or 100.0% of the offering amount. The property is owned by seven unaffiliated TIC investors.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

9800 Goethe Road	100.0%	office	10/07/04	$17,850,000	$14,800,000	111,000	Sacramento, CA

In 2005 and 2007, the program had deficit cash flow after distributions of $77,000 and $47,000, respectively, which was covered by prior years’ excess cash flow after distributions.

NNN 2800 East Commerce, LLC:  The offering period began August 16, 2004 and ended May 13, 2005. The offering raised $8,000,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members, Grubb & Ellis Realty Investors and a shareholder of Grubb & Ellis Realty Investors, retained a 2.25% ownership interest in the property. The remaining 97.75% is owned by 25 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

2800 East Commerce Place	100.0%	office	11/19/04	$18,025,000	$11,375,000	136,000	Tucson, AZ

In 2006, the program had deficit cash flow after distribution of $43,000 which was covered by prior years’ excess cash flow after distributions. In 2007, Grubb & Ellis Realty Investors advanced $190,000 for leasing costs.

NNN Fountain Square, LLC:  The offering began August 16, 2004 and ended February 17, 2005. The offering raised $19,600,000, or 100.0% of the offering amount. The LLC, with 13 unaffiliated members and Grubb & Ellis Realty Investors retained a 3.25% ownership interest in the property. The remaining 96.75% is owned by 25 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Fountain Square	100.0%	office complex	10/28/04	$51,500,000	$36,250,000	242,000	Boca Raton, FL

In 2005, the deficit cash flow after distributions of $168,000 is due primarily to thirteen months of debt service paid in the current year causing a one time overstatement of expense of $170,000. The prior year’s excess cash flow after distributions covered the current year deficit. In 2007, the property was sold resulting in a gain of $5,487,000. From the proceeds of the sale, Realty received a disposition fee of $1,803,000 and deferred lease commissions of $275,000, and Grubb & Ellis Realty Investors received a liquidation fee of $9,000 and repayment of an advance made earlier in 2007 of $875,000 plus accrued interest of $24,000.

NNN Satellite Place, LLC:  The offering began September 1, 2004 and ended December 20, 2004. The offering raised $4,999,425 or 100.0% of the offering amount. The LLC, with five unaffiliated members retained a 4.7% ownership interest in the property. The remaining 95.3% is owned by 14 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Satellite Place	100.0%	office	11/29/04	$12,256,000	$8,500,000	112,000	Duluth, GA

In 2007, an affiliate of Grubb & Ellis Realty Investors advanced $25,000 to the program.

NNN/Mission Spring Creek, LLC:  The offering began September 9, 2004 and ended January 6, 2005. The offering raised $3,500,000 or 100.0% of the offering amount. The LLC, with two unaffiliated members retained a 1.0% ownership interest in the property. The remaining 99.0% is owned by 17 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Mission Spring Creek Apartments	100.0%	apartment	11/12/04	$11,513,000	$8,750,000	196,000	Garland, TX

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $201,000 and $31,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Fountainhead, LLC:  The offering began September 22, 2004 and ended May 12, 2005. The offering raised $11,000,000 or 100.0% of the offering amount. The LLC, with 30 unaffiliated members retained an 11.5% ownership interest in the property. The remaining 88.5% is owned by 21 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Fountainhead Park I and II	100.0%	office	12/08/04	$27,350,000	$18,900,000	171,000	San Antonio, TX

In 2006, the program had deficit cash flow after distributions of $247,000. The deficit was due to payment of two years’ property taxes in the current year resulting in excess payments of $300,000. The deficit was covered by the prior year’s excess cash flow after distributions.

NNN Oak Park Office Center, LLC:  The offering began September 27, 2004 and ended August 31, 2005. The offering had raised $9,849,925 or approximately 100.0% of the offering amount of $9,850,000. The LLC, with 10 unaffiliated members retained a 3.75% ownership interest in the property. The remaining 96.25% is owned by 19 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Oak Park Office Center	100.0%	office	11/12/04	$29,149,000	$21,800,000	173,000	Houston, TX

NNN City Centre Place, LLC:  The offering began October 7, 2004 and ended on January 7, 2005. The offering had raised $10,150,000, or 100.0% of the offering amount. The LLC, with 33 unaffiliated members and three members who were shareholders of Grubb & Ellis Realty Investors at the time of the investment, retained an 18.125% ownership interest in the property. The remaining 81.875% of the property is owned by 16 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

City Centre Place	100.0%	office	11/05/04	$29,480,000	$21,500,000	103,000	Las Vegas, NV

In 2005, the deficit cash flow after distributions of $35,000 was covered by the prior year’s excess cash flow after distributions. In 2006, the deficit cash flow after distributions of $135,000 was covered by the prior years’ excess cash flow after distributions. The deficit resulted primarily from the payment of 13 months interest causing excess payments of $97,000 during the year.

NNN/Mission University Place, LLC:  The offering began October 15, 2004 and ended on March 1, 2005. The offering raised $6,450,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members retained a 4.0% ownership interest in the property. The remaining 96.0% of the property is owned by 23 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Mission University Place Apartments	100.0%	apartment	12/30/04	$16,000,000	$11,500,000	231,000	Charlotte, NC

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $257,000 and $57,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN/Mission Mallard Creek, LLC:  The offering began November 4, 2004 and ended on May 23, 2005. The offering raised $6,350,000, or 100.0% of the offering amount. The LLC, with 11 unaffiliated members retained a 5.1% ownership interest in the property. The remaining 94.9% of the property is owned by 28 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Mission Mallard Creek Apartments	100.0%	apartment	12/30/04	$14,338,000	$9,300,000	233,000	Charlotte, NC

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $261,000 and $25,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN SFS Town Center, LLC:  The offering began November 10, 2004 and ended on April 1, 2005. The offering raised $11,400,000, or 100.0% of the offering amount. The LLC, with 18 unaffiliated members retained a 7.1% ownership interest in the property. The remaining 92.9% of the property is owned by 19 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Town Center Business Park	100.0%	office	01/06/05	$30,910,000	$22,000,000	177,000	Santa Fe Springs, CA

In April 2006, the distribution rate paid to investors was reduced from 5.07% to 3.00%. In 2007, the program had deficit cash flow after distributions of $204,000 which was covered by prior years’ cash flow after distributions.

NNN 4 Hutton, LLC:  The offering began November 30, 2004 and ended on April 11, 2005. The offering raised $21,250,000, or 100.0% of the offering amount. The LLC, with 42 unaffiliated members and a shareholder of Grubb & Ellis Realty Investors retained an 8.8% ownership interest in the property. The remaining 91.2% of the property is owned by 24 unaffiliated TICs and a shareholder of Grubb & Ellis Realty Investors at the time of the investment investing in the program as a TIC.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

4 Hutton on the Lake	100.0%	office	01/07/05	$49,000,000	$32,000,000	210,000	South Coast Metro, CA

In August 2005, the property was refinanced with a $32,250,000 loan which resulted in net refinance proceeds of $367,000. Grubb & Ellis Realty Investors received a financing fee totaling $198,000. In 2006, the program had a deficit cash flow after distributions of $11,000 which was covered by the prior year’s excess cash flow after distributions. In 2007, the property was sold resulting in a gain of $9,041,000. From the proceeds of the sale, Realty received a disposition fee of $2,565,000 and deferred property management fees and lease commissions of $177,000, and Grubb & Ellis Realty Investors received a liquidation fee of $67,000 and reimbursement of operating expenses of $48,000.

NNN Opportunity Fund VIII, LLC:  The offering began December 13, 2004 and ended June 15, 2006. The offering raised $11,805,559, or 59.0% of the offering amount, from 326 unaffiliated members and 11 employees and members were shareholders of Grubb & Ellis Realty Investors at the time of the investment. The program acquired 100.0% of two properties, raw land in the Woodside Office Park and Executive Center VI. The program also owns a 47.5% undivided interest in Chase Tower. The remaining 52.5% is owned by two affiliated programs, NNN Chase Tower, LLC and NNN 2003 Value Fund, LLC and an unaffiliated entity all investing outside the program.

As of December 31, 2006, NNN Opportunity Fund VIII, LLC owned interests in the following property:

	Ownership		Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Executive Center VI	100.0%	office	04/18/06	$9,700,000	$8,750,000	102,000	Brookfield, WI
Chase Tower	47.5%	office	07/03/06	$34,438,000	$26,030,000	389,000	Austin, TX

As of December 31, 2006, NNN Opportunity Fund VIII, LLC had sold the following properties:

	Date of		Ownership	Gain
Property Name	Purchase	Date of Sale	Interest	on Sale

Raw Land in Woodside Corporate Park	9/30/05	03/27/06	100.0%	$848,000

In 2006, Grubb & Ellis Realty Investors advanced $25,000 to the program to cover distributions. In 2007, Grubb & Ellis Realty Investors and an affiliate of Grubb & Ellis Realty Investors advanced $49,000 and $557,000, respectively, to the program to cover distributions. An affiliate of Grubb & Ellis Realty Investors advanced $250,000 to Executive Center VI, a property wholly-owned by the program, to cover operating deficits at the property. In 2007, the program had deficit cash flow after distributions of $1,249,000 and return of capital of $65,000.

NNN/Mission Collin Creek, LLC:  The offering began December 15, 2004 and ended on March 29, 2005. The offering raised $6,249,917, or 100.0% of the offering amount. The LLC, with 17 unaffiliated members retained a 7.9% ownership interest in the property. The remaining 92.1% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Mission Collin Creek Apartments	100.0%	apartment	01/19/05	$18,283,000	$13,600,000	267,000	Plano, TX

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $132,000 and $98,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Satellite 1100 & 2000, LLC:  The offering began December 17, 2004 and ended on March 1, 2005. The offering raised $8,100,000, or 100.0% of the offering amount. The LLC, with five unaffiliated members retained a 6.5% ownership interest in the property. The remaining 93.5% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Satellite Place Office Park	100.0%	office	02/24/05	$19,410,000	$13,900,000	175,000	Duluth, GA

In 2006, the program had deficit cash flow after distributions of $306,000 which was covered by the prior year’s excess cash flow after distributions.

NNN Chatsworth Business Park, LLC:  The offering began January 31, 2005 and ended on May 23, 2005. The offering raised $15,949,991, or 100.0% of the offering amount. The LLC, with 20 unaffiliated members retained a 5.5% ownership interest in the property. The remaining 94.5% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Chatsworth Business Park	100.0%	office	03/30/05	$46,775,000	$33,750,000	232,000	Chatsworth, CA

NNN 2400 West Marshall Drive, LLC:  The offering began February 4, 2005 and ended on April 12, 2005. The offering raised $3,300,000, or 100.0% of the offering amount. The LLC retained no ownership interest in the property. 100.0% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

2400 West Marshall Drive	100.0%	office	04/12/05	$9,470,000	$6,875,000	111,000	Grand Prairie, TX

In 2006, the program had deficit cash flow after distributions of $77,000 due in part to payment of thirteen months interest on the mortgage during the year resulting in excess cash payments of $31,000. The deficit in 2006 was covered by the prior year’s excess cash flow after distributions.

NNN 411 East Wisconsin, LLC:  The offering began February 17, 2005 and ended on July 15, 2005. The offering raised $35,000,000, or 100.0% of the offering amount. The LLC, with 84 unaffiliated members and a shareholder of Grubb & Ellis Realty Investors retained a 12.9% ownership interest in the property. The remaining 87.1% of the property is owned by 32 unaffiliated TICs and an entity controlled by Mr. Thompson investing in the program as a TIC.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

411 East Wisconsin Avenue	100.0%	office	04/29/05	$95,000,000	$70,000,000	654,000	Milwaukee, WI

In 2007, the program had a deficit cash flow after distributions of $273,000. The deficit was caused by the payment of two years of property tax expense in 2007 and was cover by prior years’ excess cash flow after distributions.

NNN Met Center 10, LLC:  The offering began February 18, 2005 and ended on May 17, 2005. The offering raised $15,900,000, or 100.0% of the offering amount. The LLC, with 50 unaffiliated members and one affiliate during the time of the offering retained a 15.0% ownership interest in the property. The remaining 85.0% of the property is owned by 25 unaffiliated TICs and a shareholder of Grubb & Ellis Realty Investors investing in the program as a TIC.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Building Ten — Met Center	100.0%	office	04/08/05	$44,880,000	$32,000,000	346,000	Austin, TX

In 2007, the program had a deficit cash flow after distributions of $418,000. The deficit was caused by the payment of two years of property tax expense in 2007 and was cover by prior years’ excess cash flow after distributions.

NNN Naples Tamiami Trail, LLC:  The offering began March 22, 2005 and ended on September 15, 2005. The offering raised $10,400,000, or 100.0% of the offering amount. The LLC, with 29 unaffiliated members retained a 19.0% ownership interest in the property. The remaining 81.0% of the property is owned by 25 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

4501 Tamiami Trail	100.0%	office	05/02/05	$21,000,000	$13,500,000	78,000	Naples, FL

In 2006, the program had a deficit cash flow after distributions of $50,000. The deficit was caused by hurricane clean up expenses totaling $122,000 and was covered by the prior year’s excess cash flow after distributions.

NNN Naples Laurel Oak, LLC:  The offering began March 22, 2005 and ended on August 31, 2006. The offering raised $8,738,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members, seven affiliates and four shareholders of Grubb & Ellis Realty Investors at the time of the investment, retained an 11.5% ownership interest in the property. The remaining 88.5% of the property is owned by 26 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

800 Laurel Oak Drive	100.0%	office	05/02/05	$16,200,000	$9,500,000	41,000	Naples, FL

In 2006, the program had return of capital and deficit cash flow after distributions of $191,000. The deficit was due in part to hurricane clean up costs of $60,000.

NNN Park at Spring Creek, LLC:  The offering began March 28, 2005 and ended on October 27, 2005. The offering raised $4,350,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members retained a 9.9% ownership interest in the property. The remaining 90.1% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

The Park at Spring Creek Apartments	100.0%	apartment	06/08/05	$14,317,000	$11,040,000	185,000	Tomball, TX

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $90,000 and $102,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Inverness Business Park, LLC:  The offering began May 2, 2005 and ended on August 17, 2005. The offering raised $4,520,000, or 100.0% of the offering amount. The LLC, with seven unaffiliated members retained a 4.4% ownership interest in the property. The remaining 95.6% of the property is owned by 20 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Inverness Business Park	100.0%	office	06/10/05	$12,950,000	$9,500,000	112,000	Englewood, CO

In 2005, 2006 and 2007, the program experienced deficit cash flow after distributions and return of capital of $34,000, $69,000 and $6,000, respectively. In 2006, the deficit was due in part to payment of thirteen months interest on the mortgage resulting in excess payments of $43,000 during the year.

NNN Waterway Plaza, LLC:  The offering began May 20, 2005 and ended on October 18, 2005. The offering raised $29,899,970, or 100.0% of the offering amount. The LLC, with 72 unaffiliated members retained a 11.7% ownership interest in the property. The remaining 88.3% of the property is owned by 27 unaffiliated TICs and an entity controlled by Mr. Thompson investing in the program as a TIC.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Waterway Plaza I and II	100.0%	office	06/20/05	$74,148,000	$60,000,000	366,000	The Woodlands, TX

In 2006, the program had deficit cash flow after distributions of $184,000. Most of this deficit was related to the payment of two years property taxes during the year. The deficit was covered by the prior year’s excess cash flow after distributions.

NNN Papago Spectrum, LLC:  The offering began June 3, 2005 and ended on August 8, 2005. The offering raised $10,650,000, or 100.0% of the offering amount. The LLC, with 15 unaffiliated members retained a 5.4% ownership interest in the property. The remaining 94.6% of the property is owned by 25 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Papago Spectrum	100.0%	office	07/29/05	$26,375,000	$19,000,000	160,000	Tempe, AZ

NNN Sanctuary at Highland Oaks, DST:  The offering began June 17, 2005 and ended on November 16, 2005. The offering raised $23,585,000, or 99.9% of the offering amount. The LLC retained no ownership interest in the property. 100.0% of the property is owned by 75 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

The Sanctuary at Highland Oaks	100.0%	apartment	07/29/05	$54,540,000	$35,300,000	495,000	Tampa, FL

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $374,000 and $59,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Met Center 15, LLC:  The offering began June 22, 2005 and ended on October 21, 2005. The offering raised $12,000,000, or 100.0% of the offering amount. The LLC, with 13 unaffiliated members retained a 5.4% ownership interest in the property. The remaining 94.6% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Building 15 — Met Center	100.0%	office	08/19/05	$37,500,000	$28,000,000	258,000	Austin, TX

In 2006, the program had deficit cash flow after distributions of $348,000 which was covered by the prior year’s excess cash flow after distributions. The deficit in 2006 was due to the payment of two years of property taxes resulting in excess payments of $400,000 during the year.

NNN Maitland Promenade, LLC:  The offering began June 24, 2005 and ended on November 7, 2005. The offering raised $15,000,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members and a shareholder of Grubb & Ellis Realty Investors retained a 1.0% ownership interest in the property. The remaining 99.0% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Maitland Promenade II	100.0%	office	09/12/05	$44,393,000	$32,250,000	230,000	Orlando, FL

NNN One Chesterfield Place, LLC:  The offering began June 29, 2005 and ended on September 9, 2005. The offering raised $11,850,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members retained a 1.5% ownership interest in the property. The remaining 98.5% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

One Chesterfield Place	100.0%	office	09/09/05	$28,474,000	$18,810,000	143,000	Chesterfield, MO

NNN Sixth Avenue West, LLC:  The offering began July 12, 2005 and ended on November 4, 2005. The offering raised $6,600,000, or 100.0% of the offering amount. The LLC, with five unaffiliated members retained a 2.6% ownership interest in the property. The remaining 97.4% of the property is owned by 20 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Sixth Avenue West	100.0%	office	09/13/05	$15,500,000	$10,300,000	125,000	Golden, CO

In 2007, the program had deficit cash flow after distributions of $58,000 which was covered by prior years’ excess cash flow after distributions.

NNN St. Charles, LLC:  The offering began July 25, 2005 and ended on June 20, 2006. The offering raised $7,000,000, or 100.0% of the offering amount. The LLC, with two unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 1.3% ownership interest in the property. The remaining 98.7% of the property is owned by 24 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

St. Charles Apartments	100.0%	apartment	09/27/05	$17,814,000	$12,100,000	200,000	Kennesaw, GA

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $89,000 and $27,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Woodside Corporate Park, LLC:  The offering began July 25, 2005 and ended on October 28, 2005. The offering raised $24,650,000, or 100.0% of the offering amount. The LLC, with 42 unaffiliated members retained an 8.3% ownership interest in the property. The remaining 91.7% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Woodside Corporate Park	100.0%	8 building office park	09/30/05	$45,500,000	$33,500,000	383,000	Beaverton, OR

In 2006, Grubb & Ellis Realty Investors advanced $200,000 to the program to fund a lender required interest reserve. In 2007, the property was refinanced with a loan of $40,000,000. Net proceeds from the refinancing were used to repay the Grubb & Ellis Realty Investors’ advance of $200,000 and fund $1,142,000 of distributions made to investors.

NNN 123 North Wacker, LLC:  The offering began August 5, 2005 and ended on July 31, 2006. The offering raised $50,800,000, or 100.0% of the offering amount. The LLC, with 151 unaffiliated members, one affiliate and a shareholder of Grubb & Ellis Realty Investors at the time of the investment, retained a 14.3% ownership interest in the property. The remaining 85.7% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

123 North Wacker Drive	100.0%	office	09/28/05	$173,680,000	$136,000,000	541,000	Chicago, IL

In 2006, the program had deficit cash flow after distributions of $87,000. The deficit was covered by the prior year’s excess cash flow after distributions.

NNN Netpark II, LLC:  The offering began August 16, 2005 and ended on November 1, 2005. The offering raised $20,000,000, or 100.0% of the offering amount. The LLC, with 65 unaffiliated members retained a 20.0% ownership interest in the program. The remaining 80.0% of the property is owned by 10 unaffiliated TICs investing in the program. An affiliated entity, NNN 2002 Value Fund, LLC sold its 50% TIC interest in the property to NNN Netpark II, LLC. NNN Netpark, LLC, an affiliated private program, retained a 50% ownership interest in the property.

				Share of	Share of
	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Netpark Tampa Bay	50.0%	office	09/30/05	$33,500,000	$21,500,000	913,000	Tampa, FL

In 2005, the program had a deficit cash flow after distributions of $5,000 representing return of capital. In 2007, the program had deficit cash flow after distributions of $305,000 and return of capital of $264,000.

NNN Britannia Business Center III, LLC:  The offering began August 22, 2005 and ended on October 18, 2005. The offering raised $13,200,000, or 100.0% of the offering amount. The LLC, with six unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 2.5% ownership interest in the property. The remaining 97.5% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Britannia Business Center	100.0%	office	09/30/05	$45,290,000	$35,000,000	191,000	Pleasanton, CA

NNN Britannia Business Center II, LLC:  The offering began September 1, 2005 and ended on May 11, 2006. The offering raised $21,500,000, or 100.0% of the offering amount. The LLC, with 23 unaffiliated members retained a 6.3% ownership interest in the property. The remaining 93.7% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Britannia Business Center	100.0%	three office buildings	09/30/05	$58,610,000	$41,000,000	276,000	Pleasanton, CA

In 2006, the program had deficit cash flow after distributions of $457,000 and return of capital of $123,000. Part of the deficit cash flow and all the return of capital were due to 13 monthly payments against the mortgage resulting in excess payments of $187,000 during the year.

NNN Parkway Crossing, LLC:  The offering began September 6, 2005 and ended on October 28, 2005. The offering raised $4,400,000, or 100.0% of the offering amount. The LLC, with 3 unaffiliated members retained a 2.0% ownership interest in the property. The remaining 98.0% of the property is owned by 23 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkway Crossing Apartments	100.0%	apartment	10/28/05	$11,330,000	$9,100,000	184,000	Asheville, NC

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $19,000 and $7,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Saturn Business Park, LLC:  The offering began September 7, 2005 and ended on November 29, 2005. The offering raised $9,800,000, or 100.0% of the offering amount. The LLC, with 13 unaffiliated members and a shareholder of Grubb & Ellis Realty Investors retained a 5.8% ownership interest in the property. The remaining 94.2% of the property is owned by 27 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Saturn Business Park	100.0%	office	10/20/05	$22,660,000	$16,100,000	121,000	Brea, CA

In 2006, the program had deficit cash flow after distributions of $551,000 which was covered in the amount of $523,000 by the prior year’s excess cash flow after distribution. In 2006, the program had return of capital of $28,000.

NNN Britannia Business Center I, LLC:  The offering began September 13, 2005 and ended on September 14, 2006. The offering raised $28,450,000, or 100.0% of the offering amount. The LLC, with 42 unaffiliated members, an affiliate and a shareholder of Grubb & Ellis Realty Investors at the time of the investment, retained an 8.1% ownership interest in the property. The remaining 91.9% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Britannia Business Center	100.0%	four office buildings	10/14/05	$82,989,000	$60,000,000	297,000	Pleasanton, CA

In 2007, the program had deficit cash flow after distributions of $166,000 which was covered by prior years’ excess cash flow after distributions.

NNN Doral Court, LLC:  The offering began September 21, 2005 and ended on April 5, 2006. The offering raised $18,400,000, or 100.0% of the offering amount. The LLC, with 11 unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 2.4% ownership interest in the property. The remaining 97.6% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Doral Court	100.0%	office	11/15/05	$33,280,000	$19,640,000	209,000	Miami, FL

In 2006, Grubb & Ellis Realty Investors advanced $175,000 to the program which had return of capital of $296,000 and deficit cash flow after distributions of $439,000. In 2007, an affiliate of Grubb & Ellis Realty Investors advanced $490,000 to the program, primarily to cover re-tenanting costs.

NNN 300 Four Falls, LLC:  The offering began September 29, 2005 and ended on September 26, 2006. The offering raised $41,500,000, or 100.0% of the offering amount. The LLC, with 31 unaffiliated members, two affiliates and a shareholder of Grubb & Ellis Realty Investors at the time of the investment, retained a 2.9% ownership interest in the property. The remaining 97.1% of the property is owned by 28 unaffiliated TICs and three affiliates of Grubb & Ellis Realty Investors as TICs, investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

300 Four Falls	100.0%	office	12/14/05	$100,525,000	$72,000,000	298,000	W. Conshohocken, PA

In 2006, the program had return of capital and deficit cash flow after distributions of $106,000.

NNN Forest Office Park, LLC:  The offering began September 30, 2005 and ended on December 15, 2005. The offering raised $8,100,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members and three members who were shareholders of Grubb & Ellis Realty Investors at the time of the investment, retained a 4.4% ownership interest in the property. The remaining 95.6% of the property is owned by 29 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Forest Office Park	100.0%	office	11/09/05	$20,850,000	$15,300,000	223,000	Richmond, VA

In 2007, the program had deficit cash flow after distributions of $3,000 which was covered by prior years’ excess cash flow after distributions.

NNN 633 17th Street, LLC:  The offering began October 12, 2005 and ended on March 30, 2006. The offering raised $34,000,000, or 100.0% of the offering amount. The LLC, with 103 unaffiliated members and a shareholder of Grubb & Ellis Realty Investors at the time of the investment, retained a 12.1% ownership interest in the property. The remaining 87.9% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

633 17th Street	100.0%	office	12/09/05	$92,280,000	$67,500,000	553,000	Denver, CO

In 2007, the property was sold resulting in a gain of $13,245,000. From the proceeds of the sale, Realty received a disposition fee of $4,612,000 and deferred fees and interest totaling $1,193,000. Grubb & Ellis Realty Investors received a liquidation fee of $139,000 and reimbursement of deferred fees of $19,000.

NNN One Nashville Place, LLC:  The offering began October 13, 2005 and ended on November 30, 2005. The offering raised $28,800,000, or 100.0% of the offering amount. The LLC, with 12 unaffiliated members retained a 1.3% ownership interest in the property. The remaining 98.7% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

One Nashville Place	100.0%	office	11/30/05	$79,750,000	$58,000,000	411,000	Nashville, TN

In 2006, the program had deficit cash flow after distributions of $506,000 which were covered by the prior year’s excess cash flow after distributions.

NNN Highbrook, LLC:  The offering began October 21, 2005 and ended on January 19, 2006. The offering raised $28,800,000, or 100.0% of the offering amount. The property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Highbrook Apartments	100.0%	apartment	01/19/06	$23,391,000	$16,925,000	280,000	High Point, NC

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $44,000 and $109,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Talavi Corporate Center, LLC:  The offering began October 25, 2005 and ended on August 4, 2006. The offering raised $13,200,000, or 100.0% of the offering amount. The LLC, with nine unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, members retained a 3.0% ownership interest in the property. The remaining 97.0% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Talavi Corporate Center	100.0%	office	11/23/05	$32,875,000	$24,000,000	153,000	Glendale, AZ

In 2006, the program had a deficit cash flow after distributions of $37,000 due to payment of 13 months interest on the mortgage during the year resulting in excess cash payments of $113,000. The 2006 deficit was covered by the prior year’s excess cash flow after distributions.

NNN Mission Square, LLC:  The offering began November 9, 2005 and ended on October 31, 2006. The offering raised $12,393,000, or 99.9% of the offering amount of $12,410,000. The LLC, with 11 unaffiliated members and a shareholder of Grubb & Ellis Realty Investors at the time of the investment, retained a 3.4% ownership interest in the property. The remaining 96.6% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Mission Square	100.0%	office	01/10/06	$33,500,000	$24,225,000	128,000	Riverside, CA

NNN Caledon Wood, LLC:  The offering began November 14, 2005 and ended on May 9, 2006. The offering raised $8,840,000, or 100.0% of the offering amount. The LLC, with three members retained a 0.6% ownership interest in the property. The remaining 99.4% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Caledon Wood Apartments	100.0%	apartment	01/03/06	$23,816,000	$17,000,000	348,000	Greenville, NC

In 2006, the program had deficit cash flow after distributions and return of capital of $51,000 which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

In 2007, the property was sold resulting in a gain of $2,126,000. From the proceeds of the sale, Realty received a disposition fee of $848,000. Grubb & Ellis Realty Investors received a liquidation fee of $1,000 and reimbursement of deferred fees of $48,000.

NNN 3500 Maple, LLC:  The offering began November 23, 2005 and ended on December 15, 2006. The offering raised $26,500,000, or 100.0% of the offering amount. The LLC, with 23 unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 4.8% ownership interest in the property. The remaining 95.2% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

3500 Maple	100.0%	office	12/27/05	$66,500,000	$58,320,000	375,000	Dallas, TX

In 2007, the program had deficit cash flow after distributions of $762,000 and return of capital of $451,000.

NNN Landing Apartments, LLC:  The offering began November 29, 2005 and ended on February 1, 2006. The offering raised $5,100,000, or 100.0% of the offering amount. The property is owned by 22 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

The Landing Apartments	100.0%	apartment	12/30/05	$13,236,000	$9,700,000	192,000	Durham, NC

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $98,000 and $73,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN 1818 Market Street, LLC:  The offering began December 16, 2005 and ended on March 30, 2006. The offering raised $47,800,000, or 100.0% of the offering amount. The LLC, with 107 unaffiliated members, two affiliates and a unit holder of Grubb & Ellis Realty Investors at the time of the investment, retained an 11.1% ownership interest in the property. The remaining 88.9% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

1818 Market Street	100.0%	office	02/21/06	$157,384,000	$132,000,000	983,000	Philadelphia, PA

NNN Gateway One, LLC:  The offering began December 22, 2005 and ended on May 9, 2006. The offering raised $22,450,000, or 100.0% of the offering amount. The LLC, with 20 unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 4.8% ownership interest in the property. The remaining 95.2% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Gateway One	100.0%	office	02/09/06	$66,600,000	$50,000,000	410,000	St. Louis, MO

NNN Meadows Apartments, LLC:  The offering began January 19, 2006 and ended on May 23, 2006. The offering raised $10,525,000, or 100.0% of the offering amount. The LLC, with five members retained a 1.6% ownership interest in the property. The remaining 98.4% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

The Meadows	100.0%	apartment	03/15/06	$28,400,000	$21,300,000	387,000	Asheville, NC

In 2006, the program had deficit cash flow after distributions and return of capital of $143,000 which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease. In 2007, the property was sold resulting in a gain of $2,793,000. From the proceeds of the sale, Realty received a disposition fee of $1,020,000, and Grubb & Ellis Realty Investors received a liquidation fee of $1,000.

NNN Enclave Apartments, LLC:  The offering began February 3, 2006 and ended on March 31, 2006. The offering raised $7,000,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members and two affiliates of Grubb & Ellis Realty Investors at the time of the investment, retained a 1.5% ownership interest in the property. The remaining 98.5% of the property is owned by 27 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

The Enclave at Deep River Plantation	100.0%	apartment	03/17/06	$19,032,000	$13,725,000	224,000	High Point, NC

In 2006 and 2007, the program had deficit cash flow after distributions and return of capital of $63,000 and $269,000, respectively, which represents utilization of investor funded reserves for designated repairs. The property is subject to a master lease.

NNN Aventura Harbour Centre, LLC:  The offering began February 6, 2006 and ended on December 1, 2006. The offering raised $33,150,000, or 100.0% of the offering amount. The LLC, with 33 unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 6.4% ownership interest in the property. The remaining 93.6% of the property is owned by 31 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Harbour Centre	100.0%	office	04/28/06	$69,595,000	$51,180,000	214,000	Aventura, FL

In 2006 and 2007, the program had return of capital and deficit cash flow of $661,000 and $646,000, respectively.

NNN Arbor Trace Apartments, LLC:  The offering began March 10, 2006 and ended on May 1, 2006. The offering raised $6,000,000, or 100.0% of the offering amount. The property is owned by 25 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Arbor Trace Apartments	100.0%	apartment	05/01/06	$15,192,000	$11,063,000	125,000	Virginia Beach, VA

In 2006 and 2007, the program had return of capital and deficit cash flow after distributions of $71,000 and $125,000, respectively. Grubb & Ellis Realty Investors advanced $30,000 to the program in 2006 which was repaid in 2007.

NNN Lake Center, LLC:  The offering began March 22, 2006 and ended on September 18, 2006. The offering raised $8,250,000, or 100.0% of the offering amount. The LLC, with four members retained a 1.4% ownership interest in the property. The remaining 98.6% of the property is owned by 29 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Lake Center Four	100.0%	office	05/18/06	$19,799,000	$14,830,000	89,000	Marlton, NJ

In 2006, the program had return of capital and deficit cash flow after distributions of $238,000.

NNN 3050 Superior, LLC:  The offering began April 3, 2006 and ended on July 25, 2006. The offering raised $11,050,000, or 100.0% of the offering amount. The LLC, with 28 unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 12.0% ownership interest in the property. The remaining 88.0% of the property is owned by 17 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

3050 Superior Drive NW	100.0%	office	05/18/06	$36,875,000	$28,100,000	205,000	Rochester, MN

NNN Villas Apartments, LLC:  The offering began May 2, 2006 and ended on October 4, 2006. The offering raised $7,967,000, or 100.0% of the offering amount. The LLC, with two unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 1.1% ownership interest in the property. The remaining 98.9% of the property is owned by 28 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Villas by the Lake	100.0%	apartment	07/07/06	$20,497,000	$14,925,000	283,000	Jonesboro, GA

In 2007, the program had deficit cash flow after distributions of $269,000 and return of capital of $234,000.

NNN Las Colinas Highlands, LLC: The offering began May 5, 2006 and ended on July 21, 2006. The offering raised $15,400,000, or 100.0% of the offering amount. The LLC, with 27 members retained a 7.1% ownership interest in the property. The remaining 92.9% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Las Colinas Highlands	100.0%	office	06/27/06	$44,148,000	$32,000,000	199,000	Irving, TX

NNN 2716 North Tenaya, LLC:  The offering began May 10, 2006 and ended on April 17, 2007. The offering raised $30,485,000 or 100.0% of the offering amount. The LLC, with 58 unaffiliated members, retained a 7.6% ownership interest in the property. The remaining 92.4% is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

2716 North Tenaya Way	100.0%	medical office	07/07/06	$74,250,000	$50,750,000	204,000	Las Vegas, NV

NNN Chase Tower, LLC:  The offering began May 22, 2006 and ended on May 18, 2007. The offering raised $5,715,000, or 100.0% of the offering amount. The LLC, with 99 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained 100.0% the program’s 26.8% interest in the property.

				Share of	Share of
	Interest		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Ownership	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Chase Tower	26.8%	office	07/03/06	$19,430,000	$14,686,000	389,000	Austin, TX

In 2007, the program had deficit cash flow of $327,000 and no distributions were made to investors.

NNN 220 Virginia Avenue, LLC:  The offering began May 25, 2006 and ended on September 14, 2006. The offering raised $20,760,000, or 100.0% of the offering amount. The LLC, with 46 members, retained a 9.7% ownership interest in the property. The remaining 90.3% of the property is owned by 26 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

220 Virginia Avenue	100.0%	office	06/29/06	$100,800,000	$84,405,000	562,000	Indianapolis, IN

NNN Westlake Villas, LLC:  The offering began June 7, 2006 and ended on October 9, 2006. The offering raised $6,650,000, or 100.0% of the offering amount. The LLC, with two unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 1.0% ownership interest in the property. The remaining 99.0% of the property is owned by 20 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	At Purchase	(Sq Ft)	Location

Westlake Villas	100.0%	apartment	08/08/06	$15,553,000	$11,325,000	223,000	San Antonio, TX

In 2006 and 2007, the program had return of capital and deficit cash flow after distributions of $4,000 and $338,000, respectively.

NNN Southcreek Corporate, LLC:  The offering began June 28, 2006 and ended on May 21, 2007. The offering raised $3,044,743, or 99.8% of the offering amount. The LLC, with four unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 5.8% ownership interest in the property. The remaining 94.2% of the property is owned by 20 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Southcreek Corporate Center II	100.0%	office	09/01/06	$8,000,000	$6,000,000	56,000	Overland, KS

In 2007, the program had deficit cash flow after distributions of $106,000 which was covered by the prior year’s excess cash flow after distributions.

NNN Chatham Court/Reflections, LLC:  The offering began July 18, 2006 and ended on November 27, 2006. The offering raised $11,450,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 1.0% ownership interest in the property. The remaining 99.0% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Chatham Court and Chatham Reflections	100.0%	apartment	09/08/06	$26,008,000	$18,938,000	378,000	Dallas, TX

In 2007, the program had deficit cash flow after distributions of $85,000 which was covered by the prior year’s excess cash flow after distributions.

NNN 400 Capitol Center, LLC:  The offering began July 19, 2006 and remained open at December 31, 2006. The maximum offering amount to be raised is $17,000,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

The Regions Center	100.0%	office	08/18/06	$38,368,000	$32,000,000	532,000	Little Rock, AR

NNN Advanced Orthopaedic, LLC:  The offering began November 6, 2006 and ended on January 25, 2007. The offering raised $5,500,000, or 100.0% of the offering amount. The LLC, with 26 members, retained an 18.2% ownership interest in the property. The remaining 81.8% of the property is owned by 27 TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Advanced Orthopaedic Center	100.0%	medical office	01/05/07	$16,738,000	$12,500,000	60,000	Richmond, VA

In 2007, the program had deficit cash flow after distributions and return of capital of $64,000.

NNN DCF Campus, LLC:  The offering began July 25, 2006 and ended on December 21, 2006. The offering raised $5,900,000, or 100.0% of the offering amount. The LLC, with 13 members retained a 6.8% ownership interest in the property. The remaining 93.2% of the property is owned by 29 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Department of
Children and Families Campus	100.0%	three office buildings	11/15/06	$13,390,000	$10,090,000	118,000	Plantation, FL

NNN Collateralized Senior Notes, LLC:  The offering began August 1, 2006 and ended on March 26, 2007. The offering raised $16,277,000, or 32.6% of the offering amount from 214 unaffiliated note unit holders and eight affiliates of Grubb & Ellis Realty Investors at the time of the investment. The program offered note units through its secured notes offering. The program was formed for the purpose of making secured loans to one or more borrowers, likely to be affiliates of Grubb & Ellis Realty Investors for the sole purpose of acquiring and holding real estate. An investor in this program was making a loan to the LLC. Grubb & Ellis Realty Investors, as the sole member and manager of the LLC, guaranteed the payment of all principal and interest on the note units.

NNN 250 East 5th Street, LLC:  The offering began August 21, 2006 and ended on July 18, 2007. The offering raised $41,250,000, or 100.0% of the offering amount. The LLC, with 84 members, retained a 9.7% ownership interest in the property. The remaining 90.3% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

250 East 5th Street	100.0%	office	10/25/06	$92,756,000	$65,000,000	537,000	Cincinnati, OH

In 2007, the program had deficit cash flow of $828,000 and return of capital of $498,000.

NNN One Northlake Place, LLC:  The offering began August 22, 2006 and ended on November 28, 2006. The offering raised $7,000,000, or 100.0% of the offering amount. The LLC, with eight members retained a 3.1% ownership interest in the property. The remaining 96.9% of the property is owned by 29 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

11500 Northlake Drive	100.0%	office	10/27/06	$17,450,000	$13,350,000	177,000	Cincinnati, OH

In 2007, an affiliate of Grubb & Ellis Realty Investors advanced $25,000 to the program, and there was deficit cash flow after distributions on $16,000.

NNN 1 & 2 Met Center, LLC:  The offering began August 28, 2006 and ended on December 7, 2006. The offering raised $4,650,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members and an affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 1.4% ownership interest in the property. The remaining 98.6% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Met Center 1 & 2	100.0%	office	10/13/06	$12,020,000	$8,600,000	95,000	Austin, TX

In 2006, the program had deficit cash flow of $86,000 and return of capital of $43,000. In 2007, the program had deficit cash flow of $63,000 and return of capital of $106,000.

NNN Arbors at Fairview, LLC:  The offering began September 1, 2006 and ended on January 18, 2007. The offering raised $5,650,000, or 100.0% of the offering amount. The LLC, with 12 unaffiliated members and three affiliates of Grubb & Ellis Realty Investors at the time of the investment, retained a 9.0% ownership interest in the property. The remaining 91.0% of the property is owned by 14 unaffiliated TICs investing in the property and three affiliates of Grubb & Ellis Realty Investors at the time of the investment, including an entity owned by Mr. Thompson.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Arbors at Fairview Apartments	100.0%	apartment	10/12/06	$14,420,000	$10,500,000	181,000	Simpsonville, SC

In 2006, an affiliate of Grubb & Ellis Realty Investors advanced $30,000 to the program. The program repaid the advance in 2007. In 2007, the program had deficit cash flow after distributions of $163,000 and return of capital of $81,000.

NNN Westpoint, LLC:  The offering began September 8, 2006 and ended on November 29, 2006. The offering raised $8,350,000, or 100.0% of the offering amount. The LLC, with 30 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained an 11.6% ownership interest in the property. The remaining 88.4% of the property is owned by 23 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Westpoint 1	100.0%	office	11/29/06	$20,800,000	$15,125,000	150,000	Irving, TX

NNN Beechwood Apartments, LLC:  The offering began September 19, 2006 and ended on July 6, 2007. The offering raised $5,325,000, or 100.0% of the offering amount. The LLC, with six members, retained a 4.4% ownership interest in the property. The remaining 95.6% of the property is owned by 21 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Beechwood Apartments	100.0%	apartment	11/17/06	$11,845,000	$8,625,000	173,000	Greensboro, NC

In 2007, the program had deficit cash flow after distributions of $164,000 and return of capital of $63,000.

NNN Northwoods, LLC:  The offering began September 25, 2006 and ended on November 7, 2007. The offering raised $5,540,000, or 100.0% of the offering amount. The LLC, with 11 members, retained a 6.6% ownership interest in the property. The remaining 93.4% of the property is owned by 24 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Northwoods II	100.0%	office	12/08/06	$10,970,000	$8,200,000	116,000	Columbus, OH

NNN Castaic Town Center, LLC:  The offering began October 3, 2006 and ended on April 4, 2007. The offering raised $5,400,000, or 100.0% of the offering amount. The LLC, with 19 members, retained a 9.2% ownership interest in the property. The remaining 90.8% of the property is owned by 24 unaffiliated TICs.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Castaic Town Center	100.0%	retail	11/30/06	$15,400,000	$11,250,000	40,000	Castaic, CA

In 2006, the program had deficit cash flow of $58,000 and no distributions were made to investors. In 2007, the program had deficit cash flow after distributions of $277,000 and return of capital of $335,000. In 2007, an affiliate of Grubb & Ellis Realty Investors advanced $45,000 to the program to fund distributions.

NNN 50 Lake Center, LLC:  The offering began October 31, 2006 and ended on December 15, 2006. The offering raised $8,800,000, or 100.0% of the offering amount. The LLC, with six members, retained a 2.7% ownership interest in the property. The remaining 97.3% of the property is owned by 24 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Lake Center V	100.0%	office	12/15/06	$22,500,000	$16,425,000	89,000	Marlton, NJ

In 2006, the program had deficit cash flow of $43,000 and made no distributions. In 2007, the program had deficit cash flow after distributions of $321,000 and return of capital of $364,000.

NNN Mt. Moriah Apartments, LLC:  The offering began November 2, 2006 and ended on July 26, 2007. The offering raised $13,700,000, or 100.0% of the offering amount. The LLC, with 18 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 6.5% ownership interest in the property. The remaining 93.5% of the property is owned by 34 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Trails at Mt. Moriah Apartments	100.0%	apartment	12/28/06	$31,415,000	$22,875,000	539,000	Memphis, TN

In 2006, the program had deficit cash flow from operation of $57,000 and no distributions were made to investors as the property was acquired late in December.

NNN Royal 400, LLC:  The offering began November 15, 2006 and ended on April 12, 2007. The offering raised $7,949,000, or 100.0% of the offering amount. The LLC, with 16 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 7.5% ownership interest in the property. The remaining 92.5% of the property is owned by 21 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Royal 400 Business Park	100.0%	office	12/29/06	$13,800,000	$9,400,000	140,000	Alpharetta, GA

In 2006, the program had deficit cash flow from operation of $17,000 and no distributions were made to investors as the property was acquired late in December.

NNN Woodbridge Apartments, LLC:  The offering began November 29, 2006 and remained open at December 31, 2007. The maximum offering amount to be raised is $5,950,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Woodbridge Apartments	100.0%	apartment	1/16/07	$13,390,000	$9,750,000	224,000	San Antonio, TX

NNN Lenox Park, LLC:  The offering began November 29, 2006 and ended on March 20, 2007. The offering raised $12,020,000, or 100.0% of the offering amount. The LLC, with 18 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 6.1% ownership interest in the property. The remaining 93.9% of the property is owned by 32 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Lenox Office Park (Bldg A and B)	100.0%	office	01/03/07	$24,225,000	$17,300,000	193,000	Memphis, TN

NNN 1600 Parkwood, LLC:  The offering began December 5, 2006 and remained open at December 31, 2007. The maximum offering amount to be raised is $13,575,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

1600 Parkwood Circle	100.0%	office	12/28/06	$27,525,000	$18,250,000	151,000	Atlanta, GA

NNN 4101 Interwood, LLC:  The offering began December 22, 2006 and ended on August 16, 2007. The offering raised $4,800,000, or 100.0% of the offering amount. The LLC, with 11 unaffiliated members, retained a 5.7% ownership interest in the property. The remaining 94.3% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

4101 Interwood Office Park	100.0%	office	03/14/07	$11,330,000	$8,250,000	80,000	Houston, TX

NNN Durham Office Portfolio, LLC:  The offering began January 5, 2007 and ended on December 10, 2007. The offering raised $15,710,000, or 100.0% of the offering amount. The LLC, with 49 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 15.8% ownership interest in the property. The remaining 84.2% of the property is owned by 31 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Durham Office Portfolio	100.0%	office	03/12/07	$35,225,000	$26,000,000	276,000	Durham, NC

NNN Vineyard Springs Apartments, LLC:  The offering began January 9, 2007 and ended on November 7, 2007. The offering raised $11,400,000, or 100.0% of the offering amount. The LLC, with 11 unaffiliated members, retained a 4.9% ownership interest in the property. The remaining 95.1% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Vineyard Springs Apartments	100.0%	apartment	03/20/07	$29,973,000	$21,825,000	338,000	San Antonio, TX

NNN Springfield Apartments, LLC:  The offering began January 18, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $7,600,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Springfield Apartments	100.0%	apartment	03/29/07	$18,643,000	$13,575,000	204,000	Durham, NC

NNN Hunter Plaza, LLC:  The offering began January 19, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $10,050,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Hunter Plaza	100.0%	retail	02/27/07	$30,000,000	$22,500,000	106,000	Irving, TX

NNN North Scottsdale Medical Office, LLC:  The offering began February 21, 2007 and ended on August 21, 2007. The offering raised $16,115,000, or 100.0% of the offering amount. The LLC, with 27 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 6.3% ownership interest in the property. The remaining 93.7% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

North Scottsdale Medical Office Portfolio	100.0%	medical office	03/29/07	$46,350,000	$36,500,000	154,000	Scottsdale, AZ

In 2007, the program had deficit cash flow after distributions and return of capital of $321,000.

NNN Parkway 400, LLC:  The offering began February 27, 2007 and ended on December 11, 2007. The offering raised $15,675,000, or 100.0% of the offering amount. The LLC, with 21 unaffiliated members, retained a 6.7% ownership interest in the property. The remaining 93.3% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkway 400	100.0%	office	03/26/07	$34,780,000	$25,500,000	193,000	Alpharetta, GA

NNN Culver Medical Plaza, LLC:  The offering began March 12, 2007 and ended on August 21, 2007. The offering raised $6,780,000, or 100.0% of the offering amount. The LLC, with 12 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 7.5% interest in the property. The remaining 92.5% of the property is owned by 25 unaffiliated TICs and one affiliate of Grubb & Ellis Realty Investors investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Culver Medical Plaza	100.0%	medical office	04/23/07	$18,180,000	$14,120,000	52,000	Culver City, CA

In 2007, the program had deficit cash flow after distributions and return of capital of $127,000.

NNN Chartwell Court, LLC:  The offering began March 16, 2007 and ended on September 21, 2007. The offering raised $7,100,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member, retained a 0.4% ownership interest in the property. The remaining 99.6% of the property is owned by 26 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Chartwell Court Apartments	100.0%	apartment	05/25/07	$17,098,000	$12,450,000	254,000	Houston, TX

In 2007, the program had deficit cash flow after distributions and return of capital of $17,000.

NNN 8555 University Place, LLC:  The offering began March 22, 2007 and ended on August 7, 2007. The offering raised $20,450,000, or 100.0% of the offering amount. The LLC, with 72 unaffiliated members, retained a 13.8% ownership interest in the property. The remaining 86.2% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Express Scripts	100.0%	medical office	06/04/07	$60,179,000	$45,000,000	315,000	St. Louis, MO

In 2007, the program had deficit cash flow after distributions of $1,289,000 and return of capital of $704,000.

NNN Siena Office Park I, LLC:  The offering began April, 6, 2007 and ended on November 13, 2007. The offering raised $13,350,000, or 100.0% of the offering amount. The LLC, with 16 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors, retained a 3.9% ownership interest in the property. The remaining 96.1% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Siena Office Park I	100.0%	office	06/04/07	$36,848,000	$28,620,000	101,000	Henderson, NV

In 2007, the program had deficit cash flow after distributions and return of capital of $368,000.

NNN Church Street Office Center, LLC:  The offering began April 20, 2007 and ended on November 29, 2007. The offering raised $12,610,000, or 100.0% of the offering amount. The LLC, with 15 unaffiliated members, retained a 6.0% ownership interest in the property. The remaining 94.0% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Church Street Office Center	100.0%	medical office	08/16/07	$27,000,000	$21,600,000	153,000	Evanston, IL

NNN Northmark Business Center II, LLC:  The offering began April 25, 2007 and ended on June 21, 2007. The offering raised $4,300,000, or 100.0% of the offering amount. The LLC, with seven unaffiliated members, retained a 4.6% ownership interest in the property. The remaining 95.4% of the property is owned by 21 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Northmark Business Center II	100.0%	office	05/15/07	$11,742,000	$9,120,000	100,000	Cincinnati, OH

NNN San Marin Apartments, LLC:  The offering began April 25, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $6,635,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

San Marin Apartments	100.0%	apartment	06/05/07	$16,480,000	$12,000,000	192,000	Corpus Christi, TX

NNN Mainstreet at Flatiron, LLC:  The offering began May 16, 2007 and ended on June 21, 2007. The offering raised $5,850,000, or 100.0% of the offering amount. The LLC, with one unaffiliated member, retained a 0.4% ownership interest in the property. The remaining 99.6% of the property is owned by 15 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Mainstreet at Flatiron	100.0%	office / retail	06/21/07	$16,274,000	$12,640,000	93,000	Broomfield, CO

NNN 824 North Market Street, LLC:  The offering began May 16, 2007 and ended on July 25, 2007. The offering raised $15,000,000, or 100.0% of the offering amount. The LLC, with six unaffiliated members, retained a 1.7% ownership interest in the property. The remaining 98.3% of the property is owned by 29 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

824 North Market Street	100.0%	office	06/29/07	$37,647,000	$29,280,000	203,000	Wilmington, DE

In 2007, the program had deficit cash flow after distributions and return of capital of $162,000.

NNN Cypresswood Drive, LLC:  The offering began May 17, 2007 and ended on October 4, 2007. The offering raised $9,075,000, or 100.0% of the offering amount. The LLC, with six unaffiliated members, retained a 1.4% ownership interest in the property. The remaining 98.6% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

9720 Cypresswood Drive	100.0%	office / restaurant	06/20/07	$22,990,000	$17,500,000	99,000	Houston, TX

In 2007, the program had deficit cash flow after distributions and return of capital of $52,000.

NNN Retreat at Stonecrest, LLC:  The offering began May 30, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $8,830,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Retreat at Stonecrest Apartments	100.0%	apartment	07/02/07	$22,866,000	$16,650,000	288,000	Lithonia, GA

NNN Century Hills, LLC:  The offering began June 6, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $8,585,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Century Hills Apartments	100.0%	apartment	06/29/07	$21,630,000	$15,750,000	221,000	Augusta, GA

NNN Engineering Drive, LLC:  The offering began June 11, 2007 and ended on November 13, 2007. The offering raised $9,450,000, or 100.0% of the offering amount. The LLC, with 11 unaffiliated members, retained a 5.8% ownership interest in the property. The remaining 94.2% of the property is owned by 25 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

3550 Engineering Drive	100.0%	office	07/06/07	$19,755,000	$13,522,000	99,000	Norcross, GA

In 2007, the program had deficit cash flow after distributions of $664,000 and return of capital of $238,000.

NNN Sugar Land Medical Center, LLC:  The offering began June 15, 2007 and ended on July 26, 2007. The offering raised $6,560,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members, retained a 2.0% ownership interest in the property. The remaining 98.0% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Sugar Land Medical Center	100.0%	medical office	07/26/07	$15,347,000	$12,000,000	80,000	Sugar Land, TX

NNN Three Resource Square, LLC:  The offering began July 3, 2007 and ended on October 25, 2007. The offering raised $11,475,000, or 100.0% of the offering amount. The LLC, with four unaffiliated members, retained a 2.8% ownership interest in the property. The remaining 97.2% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Three Resource Square	100.0%	office	03/07/07	$23,533,000	$16,250,000	122,000	Charlotte, NC

NNN Harbour Landing, LLC:  The offering began July 6, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $7,660,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Harbour Landing Apartments	100.0%	apartment	07/31/07	$15,193,000	$11,063,000	193,000	Corpus Christi, TX

NNN River Ridge, LLC:  The offering began July 11, 2007 and ended on October 26, 2007. The offering raised $10,845,000, or 100.0% of the offering amount. The LLC, with three members, retained a 1.0% ownership interest in the property. The remaining 99.0% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

River Ridge Apartments	100.0%	apartment	08/16/07	$26,981,000	$19,646,000	270,000	Asheville, NC

NNN Riverwood Place, LLC:  The offering began July 11, 2007 and ended on December 4, 2007. The offering raised $17,655,000, or 100.0% of the offering amount. The LLC, with 21 unaffiliated members,

retained a 6.0% ownership interest in the property. The remaining 94.0% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

One and Two Riverwood Place	100.0%	office	08/17/07	$37,245,000	$26,500,000	196,000	Pewaukee, WI

NNN Old Line Professional Centre, LLC:  The offering began July 17, 2007 and ended on November 27, 2007. The offering raised $6,620,000, or 100.0% of the offering amount. The LLC, with six unaffiliated members, retained a 2.8% ownership interest in the property. The remaining 97.2% of the property is owned by 26 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Old Line Professional Centre	100.0%	medical office	08/17/07	$12,360,000	$9,400,000	81,000	Waldorf, MD

In 2007, the program had deficit cash flow after distributions and return of capital of $29,000.

NNN Wesley Paces, LLC:  The offering began July 27, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $10,595,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Wesley Paces	100.0%	apartment	08/17/07	$27,589,000	$20,089,000	296,000	Norcross, GA

NNN One Ridgmar Centre, LLC:  The offering began July 31, 2007 and ended on November 26, 2007. The offering raised $12,125,000, or 100.0% of the offering amount. The LLC, with 44 unaffiliated members and one affiliate of Grubb & Ellis Realty Investors at the time of the investment, retained a 15.8% ownership interest in the property. The remaining 84.2% of the property is owned by 33 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

One Ridgmar Centre	100.0%	office	08/17/07	$21,520,000	$15,500,000	177,000	Fort Worth, TX

NNN Biewend Building, LLC:  The offering began August 15, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $17,985,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Biewend Building	100.0%	medical office	09/05/07	$62,556,000	$48,880,000	155,000	Boston, MA

NNN Tupper Building, LLC:  The offering began August 15, 2007 and ended on November 14, 2007. The offering raised $16,195,000, or 100.0% of the offering amount. The LLC, with 22 unaffiliated members, retained a 4.8% interest in the property. The remaining 95.2% of the property is owned by 26 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Tupper Building	100.0%	medical office	09/05/07	$56,213,000	$43,920,000	98,000	Boston, MA

NNN Ashley Overlook, LLC:  The offering began August 23, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $12,790,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Ashley Overlook	100.0%	office	10/01/07	$24,000,000	$15,100,000	107,000	North Charleston, SC

NNN Darien Business Center, LLC:  The offering began August 29, 2007 and ended on December 13, 2007. The offering raised $13,200,000, or 100.0% of the offering amount. The LLC, with three unaffiliated members, retained a 0.8% ownership interest in the property. The remaining 99.2% of the property is owned by 30 unaffiliated TICs investing in the program.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Darien Business Center	100.0%	medical office	09/25/07	$29,446,000	$23,040,000	176,000	Darien, IL

NNN Park Central, LLC:  The offering began October 10, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $18,120,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Park Central	100.0%	office	11/29/07	$29,865,000	$20,000,000	212,000	Atlanta, GA

NNN Emberwood Apartments, LLC:  The offering began October 16, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $9,520,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Emberwood Apartments	100.0%	apartment	12/04/07	$22,042,000	$16,050,000	267,000	Lafayette, LA

NNN Woodside, LLC:  The offering began October 23, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $19,100,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Woodside Corporate Park	100.0%	office	12/13/07	$32,245,000	$19,380,000	193,000	Beaverton, OR

NNN Townley Business Park, LLC:  The offering began October 30, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $9,100,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Townley Business Park	100.0%	office	12/21/07	$14,626,000	$9,900,000	122,000	Phoenix, AZ

NNN Exchange South, LLC:  The offering began November 7, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $13,715,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Exchange South	100.0%	office	12/13/07	$24,720,000	$16,800,000	194,000	Jacksonville, FL

NNN Eastern Wisconsin Medical Portfolio, LLC:  The offering began November 29, 2007 and remained open at December 31, 2007. The maximum offering amount to be raised is $12,940,000.

	Ownership		Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Type of Property	Date	Price	at Purchase	(Sq Ft)	Location

Aurora Health Care — Multi Site	100.0%	medical office	12/21/07	$42,230,000	$32,300,000	153,000	Various Cities, WI

CONFLICTS OF INTEREST

Our management is subject to various conflicts of interest arising out of our relationship with our advisor, our advisor’s affiliates and our dealer manager. All agreements and arrangements, including those relating to compensation, between us and our advisor, our dealer manager and their affiliates are not the result of arm’s length negotiations. The limitations on our advisor described below have been adopted to control when we enter into transactions with our advisor, our dealer manager and their affiliates. With respect to the conflicts of interest described herein, our advisor, our dealer manager and their affiliates have informed us that they will endeavor to balance their interests with our interests.

Additionally, we may experience conflicts of interests with our directors, officers and affiliates from time to time with regard to any of our investments, transactions and agreements in which they hold a direct or indirect pecuniary interest. Currently, none of our independent directors experience such conflicts. Our executive officers and our non-independent directors include Stanley J. Olander, Jr., our Chief Executive Officer, President and Chairman of the Board; David L. Carneal, our Executive Vice President and Chief Operating Officer; Gus G. Remppies, our Executive Vice President and Chief Investment Officer; Scott D. Peters, our Executive Vice President; Shannon K S Johnson, our Chief Financial Officer; Andrea R. Biller, our Secretary and Director; and Cora Lo, our Assistant Secretary. As set forth in the section entitled “Certain Relationships and Related Transactions,” all of these persons, other than Mr. Peters, Ms. Johnson and Ms. Lo are also officers and/or indirect owners of our advisor, and, therefore, have both direct and indirect pecuniary interests in our advisor. Our advisor receives substantial fees from us, which could influence our advisor’s advice to us. These compensation arrangements could affect the judgment of each of our executive officers and our non-independent directors with respect to:

•	the continuation, renewal or enforcement of the advisory agreement;

•	public offerings of equity by us, which likely entitle our advisor to increased asset management fees as to properties acquired with the offering proceeds;

•	property sales, which entitle our advisor to possible incentive distributions;

•	property acquisitions from third parties, which entitle our advisor to future asset management fees;

•	property acquisitions and dispositions, which entitle our advisor or its affiliate to acquisition fees and disposition fees, respectively;

•	borrowings to acquire properties, which borrowings may increase the asset management fees payable to our advisor;

•	whether and when we seek to list our common stock on a national securities exchange or national market system, which listing would entitle our advisor to a possible incentive distribution; and

•	whether and when we seek to sell the company or its assets, which sale could entitle our advisor to an incentive distribution.

Further, some of our officers holds direct pecuniary interests in Grubb & Ellis, the ultimate parent of our dealer manager, Realty and Residential Management, all of which receives substantial fees from us. These fees could influence the judgment of our dealer manager Realty and Residential Management. These compensation arrangements could affect our officers, judgment with respect to:

•	the continuation, renewal or enforcement of our dealer manager agreement and any property management agreement entered into with Realty or Residential Management;

•	public offerings of equity by us, which entitle our dealer manager to dealer-manager fees and will likely entitle Realty and Residential Management to increased acquisition fees and property management fees, as applicable, upon acquisitions of properties with the offering proceeds;

•	property sales, which entitle Realty to disposition fees;

•	property acquisitions from third parties, which entitle our advisor or its affiliate to acquisition fees or property management fees, or from a Grubb & Ellis Realty Investors-sponsored program, which may entitle Realty to a disposition fee from such seller; and

•	borrowings to acquire properties, which borrowings may increase the acquisition fees and property management fees payable to our advisor or its affiliates.

The fees our advisor or its affiliate receive in connection with the purchase of a property and asset management are based on the purchase price of the investment, and not based on the quality of the investment or the quality of the services rendered to us. This may influence our advisor to recommend riskier transactions to us.

Our board of directors has not adopted any policies with regard to transactions or agreements involving a security holder of our company, other than our advisor, and us, except as pertains to the anti-takeover provisions of the MGCL and the ownership limitations set forth in our charter. See “Important Provisions of Maryland Corporate Law and Our Charter and Bylaws — Anti-Takeover Provisions of the MGCL” and “Description of Capital Stock — Restrictions on Ownership and Transfer.”

Competition for the Time and Service of Our Advisor and Its Affiliates

Our company relies on our advisor and its affiliates to manage our assets and daily operations. Many of the same persons serve as directors, officers and employees of our company, our advisor and its affiliates. Key executives of our advisor have conflicts of interest in allocating management time, services and functions among our advisor and the various existing real estate programs and any future real estate programs or business ventures that they may organize or serve. Our advisor has informed us that it and its affiliates will employ sufficient staff to be fully capable of discharging their responsibilities in connection with our company and the various other real estate programs advised or managed by affiliates of our advisor. The key executives of our advisor will devote only as much of their time to our business as they determine is reasonably required, which may be substantially less than their full time. Further, during times of intense activity in other programs, these key executives may devote less time and fewer resources to our business than are necessary to manage our business.

Process for Resolution of Conflicting Opportunities

Grubb & Ellis Realty Investors, the parent and manager of our advisor, has sponsored publicly and privately offered real estate programs and Grubb & Ellis Realty Investors, Grubb & Ellis or one of their affiliates may in the future sponsor privately and publicly offered real estate programs that may have investment objectives similar to ours. Therefore, our advisor and its affiliates could be subject to conflicts of interest between our company and other real estate programs. The advisory agreement gives us the first opportunity to buy Class A income-producing apartment properties placed under contract by our advisor or its affiliates that satisfy our investment objectives, so long as our board of directors or appropriate acquisition committee votes to make the purchase within seven days of being offered such property by our advisor. If our board of directors or appropriate acquisition committee does not vote to make such purchase within seven days of being offered such property, our advisor is free to offer such opportunity to any other affiliates or non-affiliates, as it so chooses.

Other factors that may be considered in connection with the decisions as to the suitability of the property for investment include:

•	the effect of the acquisition on the diversification of our portfolio;

•	the amount of funds we have available for investment;

•	cash flow; and

•	the estimated income tax effects of the purchase and subsequent disposition.

The independent directors must, by majority vote, approve all actions by our advisor or its affiliates that present potential conflicts with our company. Subject to these requirements, our bylaws provide that our directors, officers, employees and agents, including our advisor, may have business interests and engage in business activities similar to the business to be conducted by our company, as is consistent with their fiduciary duties owed to our company under Maryland law.

We believe that the above factors, including the obligations of our advisor and its affiliates to present to us any Class A income-producing apartment property opportunities that satisfy our investment objectives, will help to lessen the competition or conflicts with respect to the acquisition of properties and other transactions which affect our interests.

Acquisitions and Leases of Property From Our Advisor, Directors, Officers and Affiliates

We may acquire and lease properties from our advisor, our directors or officers or their affiliates. The prices or rent we pay for such properties will not be the subject of arm’s-length negotiations. However, we will not acquire a property from our advisor or any affiliate, including our officers and directors, unless a competent independent appraiser confirms that our purchase price is equal to or less than the property’s fair market value. Additionally, for any acquisition or lease of a property from one of those parties, our charter provides that a majority of our board of directors not otherwise interested in the transaction, including a majority of our independent directors, must determine that the transaction and the purchase price or rent are fair, reasonable and in our best interests and at a price to us no greater than the cost of the property to that party. If the price to us is in excess of that party’s cost, then a majority of the disinterested directors must determine that substantial justification for the excess exists and the excess is reasonable. We cannot absolutely assure that the price we pay for any such property will not, in fact, exceed that which would be paid by an unaffiliated purchaser. In no event, however, will the cost of a property to our company exceed such property’s current appraised value. In connection with such acquisitions, our advisor or an affiliate of our advisor may receive acquisition fees equal to up to 3.0% of the purchase price of the property or up to 4.0% of the total development cost of any development property acquired. We will also reimburse our advisor for expenses related to selecting, evaluating or acquiring such properties. The sum of the acquisition fees and expenses, including real estate commissions paid to third parties, may not exceed 6.0% of the purchase price of such property or total development cost of such property.

We May Purchase Properties From Persons With Whom Affiliates of Our Advisor Have Prior Business Relationships

We may purchase properties from sellers with whom our advisor or its affiliates have purchased properties in the past and may purchase properties in the future. If we purchase properties from such sellers, our advisor will experience a conflict between the current interests of our company and its interests in preserving any ongoing business relationship with such seller. Our board of directors will not, and our advisor has informed us that it will not, consummate such purchases in a manner that would effect a breach of any fiduciary obligations to our company.

Sales and Leases of Property to Our Advisor, Directors, Officers and Affiliates

We may sell our properties to our advisor, our directors or officers or their affiliates. The sales price we receive for such properties will not be the subject of arm’s-length negotiations. However, we will not sell a property to our advisor or any affiliate, including our officers and directors, unless, as our charter provides, a majority of our board of directors not otherwise interested in the transaction, including a majority of our independent directors, determines that the transaction is fair, reasonable and in our best interests. Such a sale must also be supported by an independent appraisal prepared by an appraiser who is a member in good standing of the American Institute of Real Estate Appraisers or similar national organization selected by the independent directors. We do not intend to lease our properties to any of these parties.

Our Advisor May Have Conflicting Fiduciary Obligations in the Event Our Company Acquires Properties with Our Advisor’s Affiliates

Our advisor may advise us to acquire an interest in a property through a joint venture arrangement with our advisor’s affiliates. In such instance, our advisor will have a fiduciary duty to our company, our stockholders and the affiliate participating in the joint venture arrangement. In addition, our charter provides that a majority of the independent directors not otherwise interested in the transaction must determine that the transaction is on terms and conditions no less favorable than from unaffiliated third parties and is fair and reasonable to our company.

Property Management Services May be Rendered by Our Advisor or its Affiliates

Our advisor and its affiliates may provide property and asset management services to our company and do provide these services to other entities, some of whom may be in competition with our company. Our advisor and its affiliates will render these services to our company for the price and on the terms we would expect from an unaffiliated third party and in a manner consistent with customary business practices. Our advisor has informed us that it believes that it and its affiliates have sufficient personnel and other required resources to discharge all responsibilities for property management.

Additionally, our charter provides that our advisor, our directors and officers and their affiliates may provide goods and services to us from time to time if a majority of our board of directors not interested in the transaction, including a majority of our independent directors, determine that the transaction is fair, reasonable and in our best interests and is on terms and conditions not less favorable to us than those available from unaffiliated third parties. Other than as described in “Compensation Table,” we do not contemplate entering into any such transactions in the near future.

Receipt of Commissions, Fees and Other Compensation by Our Advisor and its Affiliates

Our advisor and its affiliates have received and will continue to receive the compensation as described in “Compensation Table.” The acquisition fee described under “Compensation Table” is based upon the purchase price of the properties we acquire may be derived directly from the offering proceeds, and will be payable to our advisor despite the lack of cash available to make distributions to our stockholders and regardless of our performance. In addition, an affiliate of our advisor may receive the property management fee described under “Compensation Table” computed based upon the amount of gross income generated by our properties. To that extent, our advisor benefits from our retaining ownership of properties and leveraging our properties, while our stockholders may be better served by our disposing of a property or holding a property on an unleveraged basis. Furthermore, our advisor’s receipt and retention of many of the fees and reimbursements it receives from us are dependent upon our making investments in properties. Therefore, the interest of our advisor in receiving such fees may conflict with your interest in earning income on your investment in the shares of our common stock.

Non-Arm’s-Length Agreements; Conflicts; Competition

The agreements and arrangements, including those relating to compensation, between our company, our advisor and its affiliates are not the result of arm’s-length negotiations, but are expected to approximate the terms of arm’s-length transactions. While our charter provides that we will not make loans to our advisor or its affiliates, it provides we may borrow money from our advisor or its affiliates for various business purposes, including working capital requirements, but only if a majority of our board of directors, including a majority of the independent directors, approve the transaction as being fair, competitive, commercially reasonable and no less favorable to our company than loans between unaffiliated parties under the same circumstances. Our advisor and its affiliates are not prohibited from providing services to, and otherwise dealing or doing business with, persons who deal with us, although there are no present arrangements with respect to any such services. However, no rebates may be received by our advisor or its affiliates, nor may our advisor or any such affiliates participate in any reciprocal business arrangements which would have the effect of circumventing any of the provisions of the advisory agreement.

Legal Counsel for Our Company, Our Advisor and Our Dealer Manager is the Same Law Firm

Alston & Bird LLP, acts as legal counsel to our advisor, our dealer manager and some of their affiliates and also represents us. Alston & Bird is not acting as counsel for the stockholders or any potential investor. There is a possibility in the future that the interests of the various parties may become adverse and, under the Code of Professional Responsibility of the legal profession, Alston & Bird may be precluded from representing any one or all of such parties. If any situation arises in which our interests appear to be in conflict with those of our advisor, our dealer manager or their affiliates, additional counsel may be retained by one or more of the parties to assure that their interests are adequately protected. Moreover, should such a conflict not be readily apparent, Alston & Bird may inadvertently act in derogation of the interest of parties which could adversely affect us, and our ability to meet our investment objectives and, therefore, our stockholders.

Grubb & Ellis Securities, Inc. is Participating as Dealer Manager in the Sale of Our Common Stock

Grubb & Ellis Securities, Inc. a securities dealer and indirect wholly owned subsidiary of Grubb & Ellis, is participating as our dealer manager in this offering, which is not based upon the success of any of our investments and is payable regardless of our profitability. Our dealer manager is entitled to the selling commissions, marketing allowance and accountable due diligence expense reimbursements based upon the number of shares sold, which may be retained or reallowed to broker dealers participating in this offering. Our dealer manager may be subject to a conflict of interest, which may arise out of its participation in this offering and its affiliation with Grubb & Ellis, in performing independent “due diligence” with respect to our company. Any review of our structure, formation or operations performed by the dealer manager will be conducted as if it was an independent review; however, because our dealer manager is our affiliate, such review cannot be considered to represent an independent review, and such review may not be as meaningful as a review conducted by an unaffiliated broker dealer. Therefore, this offering will not necessarily have the independent review typically conducted by an underwriter or managing broker dealer.

SUMMARY OF DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan under which our stockholders may elect to have their cash distributions reinvested in additional shares of our common stock. The following discussion summarizes the principal terms of the distribution reinvestment plan, which is attached to this prospectus as Exhibit C.

General

Stockholders who have received a copy of this prospectus and participate in this offering can elect to participate in and purchase shares through the distribution reinvestment plan, or the DRIP, at any time and will not need to receive a separate prospectus relating solely to the DRIP.

Stockholders are eligible to participate in the DRIP only with respect to 100% of their shares. Until the earlier to occur of the termination of this offering and the sale of all the shares reserved for issuance under the DRIP, the purchase price for shares purchased under the DRIP will be $9.50 per share.

Investment of Distributions

Distributions will be used to purchase shares on behalf of the participants from our company. All such distributions will be invested in shares within 30 days after such payment date. Any distributions not so invested will be returned to the participants in the DRIP.

As of the date of this prospectus, participants will not have the option to make voluntary contributions to the DRIP to purchase shares in excess of the amount of shares that can be purchased with their distributions. The board of directors reserves the right, however, to amend the DRIP in the future to permit voluntary contributions to the DRIP by participants, to the extent consistent with our objective of qualifying as a REIT.

Participant Accounts, Fee and Allocation of Shares

For each participant in the DRIP, we will maintain a record which will reflect, for each distribution period, the distributions received by us on behalf of such participant. Any interest earned on such distributions will be retained by us to defray costs relating to the DRIP.

We will use the aggregate amount of distributions to all participants for each distribution period to purchase shares for the participants. If the aggregate amount of distributions to participants exceeds the amount required to purchase all shares then available for purchase, our company will purchase all available shares and will return all remaining distributions to the participants within 30 days after the date such distributions are paid. We will allocate the purchased shares among the participants based on the portion of the aggregate distributions received on behalf of each participant, as reflected in our records. The ownership of the shares purchased under the DRIP will be reflected on our books.

Shares acquired under the DRIP will entitle the participant to the same rights and to be treated in the same manner as those purchased by the participants in this offering.

The allocation of shares among participants may result in the ownership of fractional shares, computed to four decimal places.

Administration

As of the date of this prospectus, the DRIP will be administered by us or one of our affiliates, the DRIP Administrator, but a different entity may act as DRIP Administrator in the future. Any replacement entity which acts as the DRIP Administrator will be registered as a broker/ dealer with FINRA and in all states in which participants of our DRIP reside. The DRIP Administrator will keep all records of your account and send statements of your account to you. Shares purchased under the DRIP will be registered in the name of each participating stockholder.

Reports to Participants

Within 90 days after the end of each fiscal year, we will mail to each participant a statement of account describing, as to such participant:

•	the distributions reinvested during the year;

•	the number of shares purchased during the year;

•	the per share purchase price for such shares;

•	the total administrative charge retained by us on behalf of each participant; and

•	the total number of shares purchased on behalf of the participant under the DRIP.

Tax information with respect to income earned on shares under the DRIP for the calendar year will be sent to each participant.

Election to Participate or Terminate Participation

Stockholders who purchase shares in this offering may become participants in the DRIP by making a written election to participate on their Subscription Agreements at the time they subscribe for shares. Any other stockholder who receives a copy of this prospectus or a separate prospectus relating solely to the DRIP and who has not previously elected to participate in the DRIP may so elect at any time by completing the enrollment form attached to such prospectus or by other appropriate written notice to us of such stockholder’s desire to participate in the DRIP. Stockholders are eligible to participate in the DRIP only with respect to 100% of their shares. Participation in the DRIP will commence with the next distribution made after receipt of the participant’s notice, provided it is received at least ten days prior to the record date for such distribution. Subject to the preceding sentence, the election to participate in the DRIP will apply to all distributions attributable to the distribution period in which the stockholder made such written election to participate in the

DRIP and to all other distributions from that date. Participants will be able to terminate their participation in the DRIP at any time without penalty by delivering written notice to us no less than ten days prior to the next record date. We may also terminate the DRIP at our sole discretion, for any reason at any time, upon ten days’ prior written notice to all participants.

A participant who chooses to terminate participation in the DRIP must terminate his or her entire participation in the DRIP and will not be allowed to terminate in part. If the DRIP is terminated or a participant terminates his participation in the DRIP, we will update our stock records to account for all whole shares purchased by the participant(s) in the DRIP, and if any fractional shares exist, we may either (a) send you a check in payment for any fractional shares in your account based on the then-current market price for the shares, or (b) credit your stock ownership account with any such fractional shares. There are no fees associated with a participant’s terminating his interest in the DRIP or our termination of the DRIP. A participant in the DRIP who terminates his interest in the DRIP will be allowed to participate in the DRIP again by notifying us and completing any required forms.

We reserve the right to prohibit an employee benefit plan or other entity subject to ERISA from participating in the DRIP.

Federal Income Tax Considerations

Stockholders subject to federal income taxation who elect to participate in the DRIP will incur tax liability for distributions reinvested under the DRIP even though they will receive no related cash. Specifically, stockholders will be treated as if they have received a cash distribution from our company and then applied such distribution to purchase shares in the DRIP. A stockholder who reinvests distributions will be taxed on such distribution at ordinary income tax rates to the extent such distributions are made out of our current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend. In such case, such designated portion of the distribution will be taxed as capital gain.

Amendments and Termination

We reserve the right to amend any aspect of the DRIP at our sole discretion and without the consent of stockholders, provided that notice of any material amendment is sent to participants at least ten days prior to the effective date of that amendment and provided that we may not amend the DRIP to terminate a participant’s right to withdraw from the DRIP. We also reserve the right to terminate the DRIP for any reason at any time by ten days’ prior written notice of termination to all participants. We may terminate a participant’s participation in the DRIP immediately if in our judgment such participant’s participation jeopardizes in any way our status as a REIT.

SHARE REPURCHASE PLAN

Our board of directors has approved and adopted a share repurchase plan that provides eligible stockholders with limited, interim liquidity by enabling them to sell their shares back to us in limited circumstances. However, our board of directors could choose to amend the provisions of the share repurchase plan without stockholder approval.

Our share repurchase plan would permit you to sell your shares back to us subject to the significant restrictions and conditions set forth below.

Purchase Price.  Unless the shares are being repurchased in connection with a stockholder’s death or qualifying disability, the prices per share at which we will repurchase shares will be as follows:

•	for stockholders who have continuously held their shares for at least one year, the lower of $9.25 or 92.5% of the price paid to acquire shares from us;

•	for stockholders who have continuously held their shares for at least two years, the lower of $9.50 or 95.0% of the price paid to acquire shares from us;

•	for stockholders who have continuously held their shares for at least three years, the lower of $9.75 or 97.5% of the price paid to acquire shares from us; and

•	for stockholders who have continuously held their shares for at least four years, a price determined by our board of directors, but in no event less than 100% of the price paid to acquire shares from us.

If shares are to be repurchased in connection with a stockholder’s death or qualifying disability, the repurchase price shall be: (1) for stockholders who have continuously held their shares for less than four years, 100% of the price paid to acquire the shares from us; or (2) for stockholders who have continuously held their shares for at least four years, a price determined by our board of directors, but in no event less than 100% of the price paid to acquire the shares from us.

Holding Period.  Only shares that have been held by the presenting stockholder for at least one year are eligible for repurchase, except in the case of death or qualifying disability.

Subject to the conditions and limitations below, we will redeem shares of our comments stock held for less than the one-year holding period upon the death of a stockholder who is a natural person, including shares held by such stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, after receiving written notice from the estate of the stockholder, the recipient of the shares through bequest or inheritance, or, in the case of a revocable grantor trust, the trustee of such trust, who shall have the sole ability to request redemption on behalf of the trust. We must receive the written notice within 180 days after the death of the stockholder. If spouses are joint registered holders of the shares, the request to redeem the shares may be made if either of the registered holders dies. This waiver of the one-year holding period will not apply to a stockholder that is not a natural person, such as a trust other than a revocable grantor trust, partnership, corporation or other similar entity.

Furthermore, and subject to the conditions and limitations described below, we will redeem shares held for less than the one-year holding period by a stockholder who is a natural person, including shares held by such stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, with a “qualifying disability,” as determined by our board of directors, after receiving written notice from such stockholder. We must receive the written notice within 180 days after such stockholder’s qualifying disability. This waiver of the one-year holding period will not apply to a stockholder that is not a natural person, such as a trust other than a revocable grantor trust, partnership, corporation or other similar entity.

We will make repurchases under our repurchase plan quarterly, at our sole discretion, on a pro rata basis. Subject to funds being available, we will limit the number of shares repurchased during any calendar year to five percent, 5.0%, of the weighted average number of shares outstanding during the prior calendar year. Funding for our repurchase program will come exclusively from proceeds we receive from the sale of shares under our distribution reinvestment plan.

Our board of directors, in its sole discretion, may choose to terminate, amend or suspend our share repurchase plan at any time if it determines that the funds allocated to our share repurchase plan are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution payment. A determination by the board of directors to terminate, amend or suspend our share repurchase plan will require the affirmative vote of the majority of the board of directors, including a majority of the independent directors. A copy of our share repurchase plan is attached as Exhibit D.

We cannot guarantee that the funds set aside for our share repurchase plan will be sufficient to accommodate all requests made each year. Pending requests will be honored on a pro rata basis if insufficient funds are available to honor all requests. In addition, if there are insufficient funds to honor all repurchase requests, preference will be given to shares to be repurchased in connection with a death or qualifying disability. If no funds are available for the plan when repurchase is requested, the stockholder may withdraw the request or ask that we honor the request when funds are available. In addition, you may withdraw a repurchase request upon written notice at any time prior to the date of repurchase.

Stockholders are not required to sell their shares to us. Our share repurchase plan is intended only to provide limited, interim liquidity for stockholders until a liquidity event occurs, such as the listing of our common stock on a national securities exchange, inclusion of our common stock for quotation on a national market system, or our merger with a listed company. We cannot guarantee that a liquidity event will occur.

Shares we purchase under our share repurchase plan will be canceled and will have the status of authorized but unissued shares. Shares we acquire through our share repurchase plan will not be reissued unless they are first registered with the Securities and Exchange Commission under the Securities Act of 1933 and under appropriate state securities laws or otherwise issued in compliance with such laws.

If we terminate, amend or suspend our share repurchase plan, we will send a letter to stockholders informing them of the change, and we will disclose the changes in reports filed with the Securities and Exchange Commission.

DESCRIPTION OF CAPITAL STOCK

General

The following description of our capital stock highlights all material provisions of our charter and bylaws as in effect as of the date of this prospectus. Because it is a description of what is contained in our charter and bylaws, it may not contain all the information that is important to you.

Common Stock

Under our charter, we have 300,000,000 authorized shares of common stock, $0.01 par value per share, available for issuance. We have authorized the issuance of up to 105,000,000 shares of common stock in connection with this offering. The common stock offered by this prospectus, when issued, will be duly authorized, fully paid and nonassessable. The common stock is not convertible or subject to redemption.

Holders of our common stock:

•	are entitled to receive distributions authorized by our board of directors after payment of, or provision for, full cumulative distributions on and any required redemptions of shares of preferred stock then outstanding;

•	are entitled to share ratably in the distributable assets of our company remaining after satisfaction of the prior preferential rights of the preferred stock and the satisfaction of all of our debts and liabilities in the event of any voluntary or involuntary liquidation or dissolution of our company; and

•	do not have preference, conversion, exchange, sinking fund, redemption or appraisal rights or preemptive rights to subscribe for any of our securities.

We will generally not issue certificates for our shares. Shares will be held in “uncertificated” form, which will eliminate the physical handling and safekeeping responsibilities inherent in owning transferable stock certificates and eliminate the need to return a duly executed stock certificate to effect a transfer. We act as our own transfer agent and registrar. We have entered into an agreement with Grubb & Ellis Realty Investors for subscription agreement processing and investor services. Transfers can be effected simply by mailing a transfer and assignment form to us, which we will provide to you at no charge upon request.

Stockholder Voting

Except as otherwise provided, all shares of common stock will have equal voting rights. Because stockholders do not have cumulative voting rights, holders of a majority of the outstanding shares of common stock can elect our entire board of directors. The voting rights per share of our equity securities issued in the future will be established by our board of directors.

Our charter provides that we may not, without the affirmative vote of stockholders holding at least a majority of all the shares entitled to vote on the matter:

•	amend our charter, including, by way of illustration, amendments to provisions relating to director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions, except for amendments with respect to classifications and reclassifications of our capital stock and increases or decreases in the aggregate number of shares of our stock or the number of shares of stock of any class or series;

•	sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law;

•	cause a merger or reorganization of our company except that where the merger is effected through our wholly-owned subsidiary and the consideration to be paid by us in the merger consists solely of cash, the merger may be approved solely by our board of directors unless a party to the merger is an affiliate of Grubb & Ellis Realty Investors or ROC REIT Advisors, LLC; or

•	dissolve or liquidate our company.

Our charter further provides that, without the necessity for concurrence by our board of directors, our stockholders may vote to elect or remove any or all of our directors.

Each stockholder entitled to vote on a matter may do so at a meeting in person or by a proxy executed in writing or in any other manner permitted by law directing the manner in which he or she desires that his or her vote be cast. Any such proxy must be received by the board of directors prior to the date on which the vote is taken. Stockholders may take action without a meeting if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter.

Preferred Stock

Our charter authorizes our board of directors without further stockholder action to provide for the issuance of up to 50,000,000 shares of preferred stock, in one or more series, with such voting powers and with such terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption, as our board of directors shall approve. As of the date of this prospectus, there are no preferred shares outstanding and we have no present plans to issue any preferred shares. There is no requirement that a majority of the independent directors approve the issuance of preferred stock.

Issuance of Additional Securities and Debt Instruments

Our board of directors is authorized to issue additional securities, including common stock, preferred stock, convertible preferred stock and convertible debt, for cash, property or other consideration on such terms as they may deem advisable and to classify or reclassify any unissued shares of capital stock of our company without approval of the holders of the outstanding securities. We may issue debt obligations with conversion privileges on such terms and conditions as the directors may determine, whereby the holders of such debt obligations may acquire our common stock or preferred stock. We may also issue warrants, options and rights to buy shares on such terms as the directors deem advisable subject to certain restrictions in our charter, despite the possible dilution in the value of the outstanding shares which may result from the exercise of such warrants, options or rights to buy shares, as part of a ratable issue to stockholders, as part of a private or public offering or as part of other financial arrangements. Our board of directors, with the approval of a majority of the directors and without any action by stockholders, may also amend our charter from time to time to increase or decrease the aggregate number of shares of our stock or the number of shares of stock of any class or series that we have authority to issue.

Restrictions on Ownership and Transfer

In order to remain qualified as a REIT under the federal tax laws, we must meet several requirements concerning the ownership of our outstanding capital stock. Specifically, no more than 50.0% in value of our outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals, as defined in the federal income tax laws to include specified private foundations, employee benefit plans and trusts, and charitable trusts, during the last half of a taxable year, other than our first REIT taxable year. Moreover, 100 or more persons must own our outstanding shares of capital stock during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year, other than our first REIT taxable year.

Because our board of directors believes it is essential for our company to qualify and continue to qualify as a REIT and for other corporate purposes, our charter, subject to the exceptions described below, provides that no person may own, or be deemed to own by virtue of the attribution provisions of the federal income tax laws, more than 9.9% of:

•	the value of outstanding shares of our capital stock; or

•	the value or number (whichever is more restrictive) of outstanding shares of our common stock.

Our charter provides that, subject to the exceptions described below, any transfer of capital stock that would:

•	result in any person owning, directly or indirectly, shares of our capital stock in excess of the foregoing ownership limitations;

•	result in our capital stock being owned by fewer than 100 persons, determined without reference to any rules of attribution;

•	result in our company being “closely held” under the federal income tax laws;

•	cause our company to own, actually or constructively, 9.9% or more of the ownership interests in a tenant of our real property, under the federal income tax laws; or

•	before our shares constitute a class of “publicly-offered securities,” result in 25.0% or more of our shares being owned by ERISA investors;

will be null and void, with the intended transferee acquiring no rights in such shares of stock, or result in such shares being designated as shares-in-trust and transferred automatically to a trust effective on the day before the purported transfer of such shares. The record holder of the shares that are designated as shares-in-trust, or the prohibited owner, will be required to submit such number of shares of capital stock to our company for registration in the name of the trust. We will designate the trustee, but he will not be affiliated with our company. The beneficiary of the trust will be one or more charitable organizations that are named by our company.

Shares-in-trust will remain shares of issued and outstanding capital stock and will be entitled to the same rights and privileges as all other stock of the same class or series. The trust will receive all dividends and distributions on the shares-in-trust and will hold such dividends or distributions in trust for the benefit of the beneficiary. The trust will vote all shares-in-trust. The trust will designate a permitted transferee of the shares-in-trust, provided that the permitted transferee purchases such shares-in-trust for valuable consideration and acquires such shares-in-trust without such acquisition resulting in a transfer to another trust.

Our charter requires that the prohibited owner of the shares-in-trust pay to the trust the amount of any dividends or distributions received by the prohibited owner that are attributable to any shares-in-trust and the record date of which was on or after the date that such shares of stock became shares-in-trust. The prohibited owner generally will receive from the trust the lesser of:

•	the price per share such prohibited owner paid for the shares of capital stock that were designated as shares-in-trust or, in the case of a gift or devise, the market price per share on the date of such transfer; or

•	the price per share received by the trust from the sale of such shares-in-trust.

The trust will distribute to the beneficiary any amounts received by the trust in excess of the amounts to be paid to the prohibited owner.

The shares-in-trust will be deemed to have been offered for sale to our company, or our designee, at a price per share equal to the lesser of:

•	the price per share in the transaction that created such shares-in-trust or, in the case of a gift or devise, the market price per share on the date of such transfer; or

•	the market price per share on the date that our company, or our designee, accepts such offer.

We have the right to accept such offer for a period of 90 days after the later of the date of the purported transfer which resulted in such shares-in-trust or the date we determine in good faith that a transfer resulting in such shares-in-trust occurred.

“Market price” on any date means the average of the closing prices for the five consecutive trading days ending on such date. The “closing price” refers to the last quoted price as reported by the primary securities exchange or market on which our stock is then listed or quoted for trading. If our stock is not so listed or quoted at the time of determination of the market price, our board of directors will determine the market price in good faith.

If you acquire or attempt to acquire shares of our capital stock in violation of the foregoing restrictions, or if you owned common or preferred shares that were transferred to a trust, then we will require you immediately to give us written notice of such event and to provide us with such other information as we may request in order to determine the effect, if any, of such transfer on our status as a REIT.

If you own, directly or indirectly, more than 5.0%, or such lower percentages as required under the federal income tax laws, of our outstanding shares of stock, then you must, within 30 days after January 1 of each year, provide to us a written statement or affidavit stating your name and address, the number of shares of capital stock owned directly or indirectly, and a description of how such shares are held. In addition, each direct or indirect stockholder shall provide to us such additional information as we may request in order to determine the effect, if any, of such ownership on our status as a REIT and to ensure compliance with the ownership limits.

The ownership limits generally will not apply to the acquisition of shares of capital stock by an underwriter that participates in a public offering of such shares or by our advisor. In addition, our board of directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel and upon such other conditions as our board of directors may direct, may exempt a person from the ownership limits. However, the ownership limits will continue to apply until our board of directors determines that it is no longer in the best interests of our company to attempt to qualify, or to continue to qualify, as a REIT.

All certificates representing our common or preferred shares, if any, will bear a legend referring to the restrictions described above.

The ownership limits in our charter may have the effect of delaying, deferring or preventing a takeover or other transaction or change in control of our company that might involve a premium price for your shares or otherwise be in your interest as a stockholder.

IMPORTANT PROVISIONS OF MARYLAND
CORPORATE LAW AND OUR CHARTER AND BYLAWS

The following is a summary of some important provisions of Maryland law, our charter and our bylaws in effect as of the date of this prospectus, copies of which may be obtained from our company.

Our Charter and Bylaws

Stockholder rights and related matters are governed by the Maryland General Corporation Law, or MGCL, and our charter and bylaws. Our board of directors, including our independent directors, unanimously approved our charter and bylaws. A majority of our independent directors must approve or ratify any subsequent amendment to our charter and bylaws. Provisions of our charter and bylaws, which are summarized below, may make it more difficult to change the composition of our board of directors and may discourage or make more difficult any attempt by a person or group to obtain control of our company.

Stockholders’ Meetings

An annual meeting of our stockholders will be held upon reasonable notice for the purpose of electing directors and for the transaction of such other business as may come before the meeting. A special meeting of our stockholders may be called in the manner provided in the bylaws, including by the secretary or a majority of our board of directors or a majority of the independent directors, and will be called by the president upon written request of stockholders holding in the aggregate at least 10.0% of the outstanding shares. Upon receipt of a written request, either in person or by mail, stating the purpose(s) of the meeting, we will provide all stockholders, within 10 days after receipt of this request, written notice, either in person or by mail, of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after the distribution of such notice, at a time and place specified in the request, or if none is specified, at a time and place convenient to our stockholders. At any meeting of the stockholders, each stockholder is entitled to one vote for each share owned of record on the applicable record date. In general, the presence in person or by proxy of a majority of the outstanding shares constitutes a quorum, and the majority vote of our stockholders will be binding on all of our stockholders.

Our Board of Directors

Our charter provides that the number of directors of our company may not be fewer than three and that a majority of the directors will be independent directors. This provision may only be amended by a vote of a majority of our stockholders. A vacancy in our board of directors caused by the death, resignation or incapacity of a director or by an increase in the number of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred. With respect to a vacancy created by the death, resignation or incapacity of an independent director, the remaining independent directors will nominate a replacement. Any director may resign at any time and may be removed with or without cause by our stockholders owning at least a majority of the outstanding shares.

Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Because holders of common stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of the shares of common stock with a majority of the voting power of the common stock will be able to elect all of the directors.

Fiduciary Duties

Our advisor and directors are deemed to be in a fiduciary relationship to us and our stockholders and our directors have a fiduciary duty to the stockholders to supervise our relationship with the advisor.

Limitation on Organizational and Offering Expenses

The total organizational and offering expenses that we will pay in connection with our company’s formation and the offering and sale of shares of our common stock will be reasonable, and in any event, will not exceed an amount equal to 15.0% of the gross proceeds raised in this offering.

Limitation of Liability and Indemnification

Maryland law permits us to include in our charter a provision limiting the liability of our directors and officers to us and our stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services, or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Our charter provides that none of our directors or officers will be liable to our company or our stockholders for money damages and that we will indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to our directors, our officers, our advisor, our advisor’s affiliates and any individual who, while our director or officer at our request, served as a director, trustee, partner or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for losses they may incur by reason of their service in those capacities; provided, however, we will not indemnify or hold harmless our directors, our officers, our advisor or our advisor’s affiliates unless all of the following conditions are met:

•	the party was acting on behalf of or performing services on the part of our company;

•	our directors, our officers, our advisor or our advisor’s affiliates have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our company;

•	such indemnification or agreement to be held harmless is recoverable only out of our net assets and not from our stockholders; and

•	such liability or loss was not the result of:

•	negligence or misconduct by our officers or directors (other than the independent directors) or our advisor or their affiliates; or

•	gross negligence or willful misconduct by the independent directors.

The Securities and Exchange Commission takes the position that indemnification against liabilities arising under the Securities Act of 1933 is against public policy and unenforceable. Furthermore, our charter prohibits us from indemnifying our directors, our advisor or its affiliates or broker dealers for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•	there has been a successful determination on the merits of each count involving alleged securities law violations as to the party seeking indemnification;

•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the party seeking indemnification; or

•	a court of competent jurisdiction approves a settlement of the claims against the party seeking indemnification and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and of the published opinions of any state securities regulatory authority in which shares of our stock were offered and sold as to indemnification for securities law violations.

We may advance amounts to persons entitled to indemnification for reasonable expenses and costs incurred as a result of any proceeding for which indemnification is being sought in advance of a final disposition of the proceeding only if all of the following conditions are satisfied:

•	the legal action relates to acts or omissions with respect to the performance of duties or services by the indemnified party for or on behalf of our company;

•	the legal action is initiated by a third party who is not a stockholder of our company or the legal action is initiated by a stockholder of our company acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement;

•	the party receiving such advances furnishes our company with a written statement of his or her good faith belief that he or she has met the standard of conduct described above; and

•	the indemnified party receiving such advances furnishes to our company a written undertaking, personally executed on his or her behalf, to repay the advanced funds to our company, together with the applicable legal rate of interest thereon, if it is ultimately determined that he or she did not meet the standard of conduct described above.

Authorizations of payments will be made by a majority vote of a quorum of disinterested directors.

Also, our board of directors may cause our company to indemnify or contract to indemnify any person not specified above who was, is, or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of our company, or is or was serving at the request of our company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one whom indemnification is granted as described above. Any determination to indemnify or contract to indemnify will be made by a majority vote of a quorum consisting of disinterested directors.

We may purchase and maintain insurance to indemnify such parties against the liability assumed by them in accordance with our charter.

The indemnification provided in our charter is not exclusive to any other right to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by our company or others, with respect to claims, issues or matters in relation to which our company would not have obligation or right to indemnify such person under the provisions of our charter.

With respect to the limitation on liability and indemnification for directors, officers, our advisor and its affiliates described above, to the extent that non-mandatory provisions of the Maryland General Corporation Law adopted by us conflict with the provisions set forth in the NASAA guidelines applicable to REITs, the provisions of the NASAA guidelines will prevail.

Defenses Available

There are defenses available to our directors and officers and our advisor under Maryland corporate law in the event of a stockholder action against them. A director or officer may contend that he or she performed the action giving rise to the stockholder’s action in good faith, in a manner he or she reasonably believed to be in the best interests of our company and with the care that an ordinarily prudent person in a like position under similar circumstances would have used. The directors and officers also are entitled to rely on information, opinions, reports or statements prepared by experts, including accountants, consultants and counsel, who were selected with reasonable care or a committee of the board of directors on which the director does not serve as to a matter within its authority so long as the director has a reasonable belief that the committee merits its confidence.

Inspection of Books and Records

Our advisor keeps or has caused to be kept, on our behalf, full and true books of account on an accrual basis of accounting, in accordance with generally accepted accounting principles. We maintain at all times at our principal office all of our books of account, together with all of our other records, including a copy of our charter.

Any stockholder or his or her agent will be permitted access to all of our records at all reasonable times, and may inspect and copy any of them. We will permit the official or agency administering the securities laws of a jurisdiction including, without limitation, the Texas State Securities Board and the Alabama Securities Commission, to inspect our books and records upon reasonable notice and during normal business hours. As part of our books and records, we will maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders along with the number of shares held by each of them. We will make the stockholder list available for inspection by any stockholder or his or her agent at our principal office upon the request of the stockholder.

We update, or cause to be updated, the stockholder list at least quarterly to reflect changes in the information contained therein.

We will mail a copy of the stockholder list to any stockholder requesting the stockholder list within ten days of the request, subject to verification of the purpose for which the list is requested, as discussed below. The copy of the stockholder list will be printed in alphabetical order, on white paper, and in a readily readable type size. We may impose a reasonable charge for copy work incurred in reproducing the stockholder list.

The purposes for which a stockholder may request a copy of the stockholder list include, without limitation, matters relating to stockholders’ voting rights and the exercise of stockholders’ rights under federal proxy laws.

If our advisor or our board of directors neglects or refuses to exhibit, produce or mail a copy of the stockholder list as requested, our advisor and our board of directors will be liable to any stockholder requesting the list for the costs, including attorneys’ fees, incurred by that stockholder for compelling the production of the stockholder list, and for actual damages suffered by any stockholder by reason of such refusal or neglect. It will be a defense that the actual purpose and reason for the requests for inspection or for a copy of the stockholder list is to secure such list of stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of our company. We may require that the stockholder requesting the stockholder list represent that he or she is not requesting the list for a commercial purpose unrelated to the stockholder’s interests in our company and that he or she will not make any commercial distribution of such list or the information disclosed through such inspection. These remedies are in addition to, and will not in any way limit, other remedies available to stockholders under federal law, or the laws of any state.

The list may not be sold for commercial purposes.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our advisor or directors and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by our company. Our properties will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our properties as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of properties over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for the benefit of our company and our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to stockholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining stockholders of our company and preserving their interests in our company on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of our net assets.

Our company is prohibited from participating in any proposed roll-up transaction:

•	which would result in the stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the election and removal of directors, annual reports, annual and special meetings, amendment of the charter, and dissolution of our company;

•	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•	in which our stockholder’s rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter and described in “Inspection of Books and Records,” above; or

•	in which our company would bear any of the costs of the roll-up transaction if our stockholders do not approve the roll-up transaction.

Takeover Provisions of the MGCL

The following paragraphs summarize some provisions of Maryland law and our charter and bylaws which may delay, defer or prevent a transaction or a change of control of our company that might involve a premium price for our stockholders.

Business Combinations

Under the MGCL, certain “business combinations” (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined as any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares or an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then-outstanding voting stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. Thereafter, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a board of directors prior to the time that the interested stockholder becomes an interested stockholder.

Pursuant to the statute, our board of directors has opted out of these provisions of the MGCL only with respect to affiliates of our company and, consequently, the five-year prohibition and the super-majority vote requirements will not apply to business combinations between us and any affiliate of our company. As a result, any affiliate who becomes an interested stockholder may be able to enter into business combinations with us that may not be in the best interest of our stockholders without compliance by our company with the super-majority vote requirements and the other provisions of the statute.

Control Share Acquisitions

The MGCL provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved at a special meeting by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock in a corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of shares of stock of the corporation in the election of directors:

(1) a person who makes or proposes to make a control share acquisition,

(2) an officer of the corporation, or

(3) an employee of the corporation who is also a director of the corporation.

“Control shares” are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

(a) one-tenth or more but less than one-third,

(b) one-third or more but less than a majority, or

(c) a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel our board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply to (a) shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) acquisitions approved or exempted by the charter or bylaws of the corporation.

Section 2.13 of our bylaws contains a provision exempting from the control share acquisition statute any and all acquisitions by any person of our stock. We cannot assure you that such provision will not be amended or eliminated at any time in the future.

Subtitle 8

Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,

•	two-thirds vote requirements for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred, and

•	a majority requirement for the calling of a special meeting of stockholders.

We have elected, at such time as we are eligible to make the election provided for under Subtitle 8, to provide that vacancies on our board of directors may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already vest in our board of directors the exclusive power to fix the number of directorships. We have not elected to be subject to any of the other provisions of Subtitle 8.

Dissolution or Termination of Our Company

We are an infinite-life corporation which may be dissolved under the MGCL at any time by the affirmative vote of a majority of our entire board and a majority of our stockholders. If, before 2013, our common stock is not listed on a national securities exchange or quoted on a national market system or we have not merged with an entity whose shares are so listed or quoted, we intend to submit for a vote of the stockholders at the next annual meeting a proposal to extend or eliminate this deadline or to liquidate all of our properties in an orderly fashion and distribute the net proceeds to our stockholders.

Transactions with Affiliates

We have established restrictions on dealings between our company, our advisor and any of their officers, directors or affiliates in our charter and elsewhere. Under the MGCL, each director is required to discharge his duties in good faith, in a manner reasonably believed to be in the best interests of our company and with the care of an ordinarily prudent person in a like position under similar circumstances. In addition, Maryland law provides that a transaction between our company and any of our directors or between our company and any other corporation, firm or other entity in which any of our directors is a director or has a material financial interest is not voidable solely because of the common directorship or interest if:

•	the fact of the common directorship or interest is disclosed to or known by the directors and the transaction is authorized, approved or ratified by the disinterested directors; or

•	the fact of the common directorship or interest is disclosed to or known by our stockholders and the transaction is authorized approved or ratified by the disinterested stockholders; or

•	the transaction is fair and reasonable to our company.

Advance Notice of Director Nominations and New Business

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (A) pursuant to our notice of the meeting, (B) by the board of directors, or (C) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

SHARES AVAILABLE FOR FUTURE SALE

All of the shares of common stock offered and sold by this prospectus to the public or pursuant to our distribution reinvestment plan will be freely tradable under the federal securities laws, except shares held by affiliates of our company, such as officers and directors. We may issue up to 100,000,000 shares to the public and up to 5,000,000 shares in connection with our distribution reinvestment plan.

AGREEMENT OF LIMITED PARTNERSHIP

The following description of the Agreement of Limited Partnership is a summary of the provisions included in the Agreement of Limited Partnership. Currently, our company and our advisor are the only partners of our operating partnership. Our operating partnership may issue units of limited partnership interest in exchange for interests in properties, thus creating additional limited partners in our operating partnership.

Management

Our operating partnership has been organized as a Virginia limited partnership under the terms of the Agreement of Limited Partnership. As the sole general partner of our operating partnership, we have full, exclusive and complete responsibility and discretion in the management and control of it. When and if additional limited partners are admitted, they will have no authority in their capacity as limited partners to transact business for, or participate in the management activities or decisions of, our operating partnership. However, any amendment to the Agreement of Limited Partnership that would affect the limited partners’ redemption rights described below would require the consent of limited partners holding more than 50.0% of the units of limited partnership interest held by such partners.

Transferability of Interests

Our company may not voluntarily withdraw from our operating partnership or transfer or assign our interest in our operating partnership unless the transaction in which such withdrawal or transfer occurs results in the limited partners receiving property in an amount equal to the amount they would have received had they exercised their redemption rights immediately prior to such transaction, or unless the successor to our company contributes substantially all of its assets to our operating partnership in return for an interest in our operating partnership. Except in the limited situations described in the Agreement of Limited Partnership, it is anticipated that the limited partners may not transfer their interests in our operating partnership, in whole or in part, without our written consent, which consent we may withhold in our sole discretion.

Capital Contribution

We are currently the sole general partner of our operating partnership and own substantially all of the limited partnership interests. We will contribute to our operating partnership all the net proceeds of the offering as a capital contribution in exchange for additional limited partnership interests. Our advisor owns a 0.01% limited partnership interest in our operating partnership. Our advisor has no voting rights by virtue of its status as a special limited partner.

The Agreement of Limited Partnership provides that if our operating partnership requires additional funds at any time or from time to time in excess of funds available to our operating partnership from borrowing or capital contributions, we may borrow such funds from a financial institution or other lender and lend such funds to our operating partnership on the same terms and conditions as are applicable to our borrowing of such funds. Under the Agreement of Limited Partnership, we generally will be obligated to contribute the proceeds of a securities offering as additional capital to our operating partnership.

Moreover, we are authorized to cause our operating partnership to issue partnership interests for less than fair market value if our company has concluded in good faith that such issuance is in the best interests of our company and our operating partnership. If we contribute additional capital to our operating partnership, we will receive additional units of limited partnership interest of our operating partnership and our percentage interest in our operating partnership will be increased on a proportionate basis based upon the amount of such additional capital contributions and the value of our operating partnership at the time of such contributions. Conversely, the percentage interests of any limited partners will be decreased on a proportionate basis in the event of additional capital contributions by our company. In addition, if we contribute additional capital to our operating partnership, we will revalue the property of our operating partnership to its fair market value, as determined by us, and the capital accounts of the partners will be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property that has not been reflected in the capital accounts previously would be allocated among the partners under the terms of the Agreement of Limited Partnership if there were a taxable disposition of such property for such fair market value on the date of the revaluation.

Redemption Rights

Under the Agreement of Limited Partnership, limited partners have redemption rights, which enable them to cause our operating partnership to redeem their units of limited partnership interests in our operating partnership in exchange for cash or, at our option, shares of our common stock on a one-for-one basis. The redemption price will be paid in cash, at our discretion, or if the issuance of common stock to the redeeming limited partner would:

•	result in any person owning, directly or indirectly, stock in excess of the ownership limit;

•	result in our shares of capital stock being owned by fewer than 100 persons, determined without reference to any rules of attribution;

•	result in our company being “closely held” under the federal income tax laws;

•	cause us to own, actually or constructively, 10.0% or more of the ownership interests in a tenant of our real property; or

•	cause the acquisition of common stock by such redeeming limited partner to be “integrated” with any other distribution of common stock for purposes of complying with the Securities Act.

A limited partner may exercise the redemption rights at any time after one year following the date on which he received such units of limited partnership interest in our operating partnership, provided that a limited partner may not exercise the redemption right for fewer than 1,000 units or, if such limited partner holds fewer than 1,000 units, all of the units held by such limited partner. In addition, a limited partner may not exercise the redemption right more than two times annually.

The number of shares of common stock issuable upon exercise of the redemption rights will be adjusted upon the occurrence of stock splits, mergers, consolidations or similar pro rata share transactions, which otherwise would have the effect of diluting or increasing the ownership interests of the limited partners or our stockholders.

Special Limited Partner

Our advisor is a special limited partner in our operating partnership. Special limited partners have no voting rights.

As a special limited partner, our advisor is entitled to receive an incentive distribution equal to 15.0% of the net proceeds of the sale of a property after our company has received, and paid to the stockholders, the sum of:

•	our Invested Capital, as defined below; and

•	any remaining shortfall in an 8.0% per annum cumulative, non-compounded return on adjusted Invested Capital as determined in the paragraph below, or 8.0% return.

Invested Capital will equal the total proceeds from the sale of our common stock. When a property is sold, Invested Capital will be reduced by the lesser of: (A) the net sale proceeds available for distributions; or (B) the sum of (1) the portion of Invested Capital that initially was allocated to that property and (2) any remaining shortfall in the recovery of our Invested Capital with respect to prior sales of properties.

If we and, in turn, our stockholders have not received a return of our Invested Capital or if there is a shortfall in the 8.0% return after the sale of the operating partnership’s last property and our advisor previously has received incentive distributions, other than those that have previously been repaid, our advisor will be required to repay to our operating partnership an amount of those distributions sufficient to cause us and, in turn, our stockholders to receive a full return of our Invested Capital and a full distribution of the 8.0% return. In no event will the cumulative amount repaid by our advisor to our operating partnership exceed the cumulative amount of incentive distributions that our advisor has previously received.

Until such time as stockholders receive such 8.0% return, our advisor will not receive any incentive distributions. In addition, there is no assurance that we will be able to pay an annual 8.0% return to our stockholders. Thus, the 8.0% return is disclosed solely as a measure for our advisor’s incentive compensation.

If the advisory agreement is terminated in connection with the listing of our common stock on a national securities exchange or national market system, the advisory agreement provides that our advisor will receive an incentive distribution equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the amount of capital we invested in our operating partnership plus an 8.0% per annum cumulative, non-compounded return on such invested capital. A listing for these purposes means the listing of our common stock on i) the New York Stock Exchange, the American Stock Exchange, or the National Market System of the Nasdaq Stock Market (or any successor to such entities), or ii) a national securities exchange (or tier or segment thereof) that has listing standards that the Securities and Exchange Commission has determined by rule are substantially similar to the listing standards applicable to securities described in Section 18(b)(1)(A) of the Securities Act of 1933, as amended. Upon our advisor’s receipt of the incentive distribution upon listing, our advisor’s special limited partnership units will be redeemed and our advisor will not be entitled to receive any further incentive distributions upon sales of our properties.

Further, in connection with the termination of the advisory agreement other than due to a listing of our shares on a national securities exchange or national market system or due to the internalization of our advisor in connection with our conversion to a self-administered REIT, we may choose to redeem our advisor’s interest as a special limited partner in our operating partnership, which would entitle it to receive cash or, if agreed by our company and our advisor, shares of common stock of our company or units of limited partnership interests in our operating partnership equal to the amount that would be payable to the advisor pursuant to the “incentive distribution upon sales” described under the heading “Compensation Table” if we liquidated all of our assets for their fair market value. Finally, upon the termination of our advisory agreement as a result of the internalization of our advisor into our company, the advisory agreement provides that a special committee, comprised of all of the independent directors, and our advisor will negotiate the compensation to be payable to the advisor pursuant to such termination.

Operations

The Agreement of Limited Partnership requires that our operating partnership be operated in a manner that will enable our company to satisfy the requirements for being classified as a REIT, to avoid any federal income or excise tax liability imposed by the federal income tax laws, other than any federal income tax liability associated with our retained capital gains, and to ensure that our operating partnership will not be classified as a “publicly traded partnership” for purposes of the federal income tax laws.

In addition to the administrative and operating costs and expenses incurred by our operating partnership, our operating partnership will pay all administrative costs and expenses of our company, including:

•	all expenses relating to our formation and continuity of existence;

•	all expenses relating to our public offering, including our company’s organizational expenses;

•	all expenses associated with the preparation and filing of any periodic reports under federal, state or local laws or regulations;

•	all expenses associated with compliance with laws, rules and regulations promulgated by any regulatory body;

•	acquisition expenses incurred in connection with the selection, evaluation and acquisition of our properties;

•	the actual cost of goods and services used by us and obtained from entities not affiliated with our advisor, other than acquisition expenses;

•	interest and other costs for borrowed money, including discounts, points and other similar fees;

•	taxes and assessments on income of our company or its real estate assets;

•	costs associated with insurance required in connection with our business or by our directors;

•	expenses of managing and operating properties owned by our company, payable to the property manager, whether or not the property manager is an affiliate of our company;

•	all compensation and expenses payable to the independent directors and all expenses payable to the non-independent directors in connection with their services to the company and the stockholders and their attendance at meetings of the directors and stockholders;

•	expenses associated with a listing, if applicable, or with the issuance and distribution of our common stock, such as selling commissions and fees, marketing and advertising expenses, taxes, legal and accounting fees, listing and registration fees, and other organizational and offering expenses;

•	expenses connected with payments of distributions in cash or otherwise made or caused to be made by our company to our stockholders;

•	expenses of amending, converting liquidating or terminating our company or the charter;

•	expenses of maintaining communications with stockholders, including the cost of preparation, printing, and mailing annual and other stockholder reports, proxy statements and other reports required by governmental entities;

•	administrative services expenses (including personnel costs; provided, however, that no reimbursement shall be made for costs of personnel to the extent that such personnel perform services in transactions for which our advisor receives a separate fee);

•	transfer agent and registrar’s fees and charges paid to third parties;

•	audit, accounting, legal and other professional fees; and

•	all other operating or administrative costs incurred by our company in the ordinary course of business on behalf of our operating partnership.

Distributions

The Agreement of Limited Partnership provides that our operating partnership will distribute to the partners cash from operations, excluding net sale or refinancing proceeds, and net proceeds from the sale of our operating partnership’s property in connection with the liquidation of our operating partnership, on a monthly basis in accordance with the percentage interests of the partners. In our sole discretion, we will determine the amounts of such distributions. Our operating partnership does not intend to maintain cash reserves to fund distributions. The net sale proceeds from the sale of one of our operating partnership’s properties will be distributed 100% to us until we have received an amount equal to the sum of (1) our Invested Capital and (2) any remaining shortfall in our 8.0% return. Any remaining net sale proceeds will be distributed 85.0% to us and 15.0% to our advisor. Until such time as stockholders receive such 8.0% return, our advisor will not receive any incentive distributions. In addition, there is no assurance that our operating partnership will be able to pay an annual 8.0% return to its partners, including our company. Thus, the 8.0% return is disclosed solely as a measure for our advisor’s incentive compensation.

Notwithstanding the foregoing, if there is a shortfall in the distribution of the 8.0% return to us at the end of any calendar year and the advisor previously has received incentive distributions, other than distributions that have previously been repaid, the advisor will be required to repay to the operating partnership whatever portion of those prior distributions is necessary to cause our 8.0% return to be met.

Upon liquidation of our operating partnership, after payment of, or adequate provision for, debts and obligations of our operating partnership, including any partner loans, any remaining assets of our operating partnership will be distributed to all partners with positive capital accounts in accordance with their respective positive capital account balances. Notwithstanding the foregoing, if we have not received a full return of our Invested Capital or there is a shortfall in our 8.0% return when the operating partnership’s last property has been sold and the advisor previously has received distributions, other than distributions that have previously been repaid, the advisor will be required to repay to the operating partnership whatever portion of those prior distributions is necessary to cause a full return of our Invested Capital and a full distribution of our 8.0% return.

Allocations

Operating Income.  Operating income of our operating partnership will be allocated as follows:

(1) First, 100% to our company to the extent operating losses previously allocated 100% to us pursuant to clause (2) under Operating Losses below; and

(2) Thereafter, any remaining operating income will be allocated 100% to our company.

Operating Losses.  Operating losses of our operating partnership will be allocated as follows:

(1) First, 100% to our company to the extent of operating income previously allocated 100% to us pursuant to clause (2) under Operating Income above; and

(2) Thereafter, any remaining operating losses will be allocated 100% to our company.

All depreciation and amortization deductions of our operating partnership will be allocated 100% to our company.

Gains from Capital Transactions.  Gains from the sale of property other than the disposition of all or substantially all of the assets of the operating partnership will be allocated as follows:

(1) First, 100% to our company to the extent of losses from property sales previously allocated 100% to us pursuant to clause (2) under Losses from Capital Transactions below;

(2) Second, 100% to our company until we have been allocated an aggregate amount equal to the sum of (A) any depreciation or amortization recapture associated with the operating partnership’s investment in the property sold, and (B) any remaining shortfall in our 8.0% return that is distributed to us in connection with the sale of the property; and

(3) Thereafter, any remaining gain will be allocated 85.0% to our company and 15.0% to our advisor.

Losses from Capital Transactions.  Losses from the sale of property other than the disposition of all or substantially all of the assets of the operating partnership will be allocated as follows:

(1) First, 85.0% to our company and 15.0% to our advisor to the extent of gain from property sales previously allocated to us and the advisor in that same proportion pursuant to clause (3) under Gains from Capital Transactions above; and

(2) Thereafter, any remaining loss will be allocated 100% to our company.

Gains from Terminating Capital Transactions.  Gains from the sale of all or substantially all of the assets of the operating partnership will be allocated as follows:

(1) First, to our company until our aggregate capital account balance equals the sum of (A) the Invested Capital and (B) the cumulative 8.0% return that has not previously been distributed; and

(2) Thereafter, any remaining gain will be allocated 85.0% to our company and 15.0% to our advisor.

Losses from Terminating Capital Transactions.  Losses from the sale of all or substantially all of the assets of the operating partnership will be allocated as follows:

(1) First, 85.0% to our company and 15.0% to our advisor to the extent of gain from property sales previously allocated to us and the advisor in that same proportion pursuant to clause (3) under Gains from Capital Transactions above; and

(2) Thereafter, any remaining loss will be allocated 100% to our company.

Notwithstanding the foregoing, to the extent that our advisor is required to repay distributions to the operating partnership, the allocations will be adjusted to reflect such repayment.

All allocations are subject to compliance with the provisions of the federal income tax laws.

Term

Our operating partnership will continue until December 31, 2055 or until dissolved upon the bankruptcy, dissolution or withdrawal of our company, unless the limited partners elect to continue our operating partnership; the sale or other disposition of all or substantially all the assets of our operating partnership; or the election by the general partner.

Tax Matters

Under the Agreement of Limited Partnership, we will be the tax matters partner of our operating partnership and, as such, will have authority to handle tax audits and to make tax elections under the federal income tax laws on behalf of our operating partnership.

FEDERAL INCOME TAX CONSEQUENCES OF OUR STATUS AS A REIT

This section summarizes all material federal income tax issues. Because this section is a summary, it does not address all of the tax issues that may be important to you. In addition, this section does not address the tax issues that may be important to stockholders that are subject to special treatment under the federal income tax laws, such as insurance companies, tax-exempt organizations, except to the extent discussed in “— Taxation of Tax-Exempt Stockholders” below, financial institutions or broker dealers, and non-U.S. individuals and foreign corporations, except to the extent discussed in “— Taxation of Non-U.S. Stockholders” below, among others.

The statements in this section are based on the current federal income tax laws governing qualification as a REIT. We cannot assure you that new laws, interpretations thereof, or court decisions, any of which may take effect retroactively, will not cause any statement in this section to be inaccurate.

We urge you to consult your own tax advisor regarding the specific tax consequences to you of investing in our common stock and of our election to be taxed as a REIT. Specifically, you should consult your own tax advisor regarding the federal, state, local, foreign, and other tax consequences of such investment and election, and regarding potential changes in applicable tax laws.

Taxation of Our Company

We have elected to be taxed as a REIT under the federal income tax laws for our the taxable year ended December 31, 2006. We believe that, commencing with such taxable year, we are organized and operate in a manner so as to qualify as a REIT under the federal income tax laws. We cannot assure you, however, that we will remain qualified as a REIT. This section discusses the laws governing the federal income tax treatment of a REIT and its stockholders, which laws are highly technical and complex.

Hirschler Fleischer acted as tax counsel to us in connection with this offering. Hirschler Fleischer was of the opinion that we were organized in conformity with the requirements of the Code for a REIT, and further, that based on our proposed method of operation as described herein, Hirschler Fleischer was of the opinion that our operations enable us to satisfy the requirements as a REIT for our taxable year ending December 31, 2006. Hirschler Fleischer’s opinion was based solely on our representations with respect to factual matters concerning our business operations and our properties. Hirschler Fleischer did not independently verify these facts. This opinion has not been updated. In addition, our qualification as a REIT depends, among other things, upon our meeting the requirements of Sections 856 through 860 of the Code throughout each year. Accordingly, because our satisfaction of such requirements will depend upon future events, including the final determination of financial and operational results, no assurance can be given that we will satisfy the REIT requirements in any future year.

Our REIT qualification depends on our ability to meet on a continuing basis several qualification tests set forth in the federal tax laws. Those qualification tests involve the percentage of income that we earn from specified sources, the percentage of our assets that fall within specified categories, the diversity of our share ownership, and the percentage of our earnings that we distribute. We describe the REIT qualification tests, and the consequences of our failure to meet those tests, in more detail below. Hirschler Fleischer has not reviewed and will not review, our compliance with those tests on a continuing basis. Accordingly, neither we nor Hirschler Fleischer can assure you that we will satisfy those tests.

As a REIT, we generally will not be subject to federal income tax on the taxable income that we distribute to our stockholders. The benefit of that tax treatment is that it avoids the “double taxation,” which means taxation at both the corporate and stockholder levels, that generally results from owning stock in a corporation.

However, we will be subject to federal tax in the following circumstances:

•	we will pay federal income tax on taxable income, including net capital gain, that we do not distribute to our stockholders during, or within a specified time period after, the calendar year in which the income is earned;

•	we may be subject to the “alternative minimum tax” on any items of tax preference that we do not distribute or allocate to our stockholders;

•	we will pay income tax at the highest corporate rate on (1) net income from the sale or other disposition of property acquired through foreclosure that we hold primarily for sale to customers in the ordinary course of business and (2) other non-qualifying income from foreclosure property;

•	we will pay a 100% tax on our net income from sales or other dispositions of property, other than foreclosure property, that we hold primarily for sale to customers in the ordinary course of business;

•	if we fail to satisfy either the 75.0% gross income test or the 95.0% gross income test, as described below under “— Requirements for Qualification — Income Tests,” and nonetheless continue to qualify as a REIT because we meet other requirements, we will pay a 100% tax on (1) the gross income attributable to the greater of the amounts by which we fail the 75.0% and 95.0% gross income tests, multiplied by (2) a fraction intended to reflect our profitability;

•	if we fail to distribute during a calendar year at least the sum of (1) 90.0% of our REIT ordinary net income for such year, (2) 90.0% of our REIT capital gain net income for such year (unless an election is made as provided below), and (3) any undistributed taxable income from prior periods, we will pay a 4.0% excise tax on the excess of such required distribution over the amount we actually distributed;

•	we may elect to retain and pay income tax on our net long-term capital gain; and

•	if we acquire any asset from a C corporation, or a corporation generally subject to full corporate-level tax, in a merger or other transaction in which we acquire a tax basis determined by reference to the C corporation’s basis in the asset, we will pay tax at the highest regular corporate rate if we recognize gain on the sale or disposition of such asset during the 10-year period after we acquire such asset. The amount of gain on which we will pay tax is the lesser of (1) the amount of gain that we recognize at the time of the sale or disposition and (2) the amount of gain that we would have recognized if we had sold the asset at the time we acquired the asset.

Requirements for Qualification

Grubb & Ellis Apartment REIT, Inc. is a corporation that, it is anticipated, will meet the following requirements:

(1) it is managed by one or more trustees or directors;

(2) its beneficial ownership is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3) it would be taxable as a domestic corporation, but for the REIT provisions of the federal income tax laws;

(4) it is neither a financial institution nor an insurance company subject to specified provisions of the federal income tax laws;

(5) at least 100 persons are beneficial owners of its shares or ownership certificates;

(6) not more than 50.0% in value of its outstanding shares or ownership certificates is owned, directly or indirectly, by five or fewer individuals, including specified entities, during the last half of any taxable year;

(7) it elects to be a REIT, or has made such election for a previous taxable year, and satisfies all relevant filing and other administrative requirements established by the Internal Revenue Service that must be met to elect and maintain REIT status;

(8) it uses a calendar year for federal income tax purposes and complies with the record keeping requirements of the federal income tax laws; and

(9) it meets other qualification tests, described below, regarding the nature of its income and assets.

We must meet requirements 1 through 4 during our entire taxable year and must meet requirement 5 during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Requirements 5 and 6 will not apply to us until our second taxable year.

If we comply with all the requirements for ascertaining the ownership of our outstanding shares in a taxable year and have no reason to know that requirement 6 above was violated, we will be deemed to have satisfied that requirement for such taxable year. For purposes of determining share ownership under requirement 6, a supplemental unemployment compensation benefits plan, a private foundation, and a portion of a trust permanently set aside or used exclusively for charitable purposes are each considered one individual owner. However, a trust that is a qualified employee pension or profit sharing trust under the federal income tax laws is not considered one owner but rather all of the beneficiaries of such a trust will be treated as holding our shares in proportion to their actuarial interests in the trust for purposes of requirement 6.

We plan to issue sufficient common stock with sufficient diversity of ownership to satisfy requirements 5 and 6 set forth above. In addition, our charter restricts the ownership and transfer of our stock so that we should continue to satisfy requirements 5 and 6. The provisions of our charter restricting the ownership and transfer of our stock are described in “Description of Capital Stock — Restrictions on Ownership and Transfer.”

A corporation that is a “qualified REIT subsidiary” is not treated as a corporation separate from its parent REIT. All assets, liabilities and items of income, deduction and credit of a “qualified REIT subsidiary” are considered to be assets, liabilities and items of income, deduction and credit of the REIT. A “qualified REIT subsidiary” is a corporation, all of the capital stock of which is owned by the REIT. Thus, in applying the requirements described herein, any of our “qualified REIT subsidiaries” will be ignored, and all assets, liabilities and items of income, deduction and credit of such subsidiaries will be considered to be assets, liabilities and items of income, deduction and credit of our company. We currently do not have any corporate subsidiaries, but we may have corporate subsidiaries in the future.

In the case of a REIT that is a partner in a partnership, the REIT is treated as owning its proportionate share of the assets of the partnership and as earning its allocable share of the gross income of the partnership for purposes of the applicable REIT qualification tests. Thus, our proportionate share of the assets, liabilities and items of income of our operating partnership will be treated as assets and gross income of our company for purposes of applying the requirements described in this prospectus.

Income Tests

We must satisfy two gross income tests annually to maintain our qualification as a REIT. First, at least 75.0% of our gross income, excluding gross income from prohibited transactions, for each taxable year must consist of defined types of income that we derive, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income. Qualifying income for purposes of the 75.0% gross income test includes:

•	“rents from real property;”

•	interest on debt or obligations secured by mortgages on real property or on interests in real property; and

•	dividends or other distributions on and gain from the sale of shares in other REITs.

Second, at least 95.0% of our gross income, excluding gross income from prohibited transactions, for each taxable year must consist of income that is qualifying income for purposes of the 75.0% gross income test described above, dividends, other types of interest, gain from the sale or disposition of stock or securities, or any combination of the foregoing. The following paragraphs discuss the specific application of those tests to our company.

Rents and Interest

Rent that we receive from our tenants will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if the following conditions are met:

•	The amount of rent must not be based, in whole or in part, on the income or profits of any person, but may be based on a fixed percentage or percentages of gross receipts or sales.

•	Neither we nor a direct or indirect owner of 10.0% or more of our stock may own, actually or constructively, 10.0% or more of a tenant from whom we receive rent, known as a “related party tenant.”

•	If the rent attributable to the personal property leased in connection with a lease of our real property exceeds 15.0% of the total rent received under the lease, the rent that is attributable to personal property will not qualify as “rents from real property.”

We generally must not operate or manage our real property or furnish or render services to our tenants, other than through a taxable subsidiary or an “independent contractor” who is adequately compensated and from whom we do not derive revenue. However, we need not provide services through an independent contractor, but instead may provide services directly, if the services are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered “rendered to the occupant.” In addition, we may render a de minimis amount of “non-customary” services to the tenants of a property, other than through a taxable subsidiary or an independent contractor, as long as our income from the services does not exceed 1.0% of our gross income from the property.

We do not expect to charge rent for any of our properties that is based, in whole or in part, on the income or profits of any person, except by reason of being based on a fixed percentage of gross revenues, as described above. Furthermore, we have represented that, to the extent that the receipt of such rent would jeopardize our REIT status, we will not charge rent for any of our properties that is based, in whole or in part, on the income or profits of any person. In addition, we do not anticipate receiving rent from a related party tenant, and we have represented that, to the extent that the receipt of such rent would jeopardize our REIT status, we will not lease any of our properties to a related party tenant. We also do not anticipate that we will receive rent attributable to the personal property leased in connection with a lease of our real property that exceeds 15.0% of the total rent received under the lease. Furthermore, we have represented that, to the extent that the receipt of such rent would jeopardize our REIT status, we will not allow the rent attributable to personal property leased in connection with a lease of our real property to exceed 15.0% of the total rent received under the lease. Finally, we do not expect to furnish or render, other than under the 1.0% de minimis rule described above, “non-customary” services to our tenants other than through an independent contractor, and we have represented that, to the extent that the provision of such services would jeopardize our REIT status, we will not provide such services to our tenants other than through an independent contractor.

If our rent attributable to the personal property leased in connection with a lease of our real property exceeds 15.0% of the total rent we receive under the lease for a taxable year, the portion of the rent that is attributable to personal property will not be qualifying income for purposes of either the 75.0% or 95.0% gross income test. Thus, if such rent attributable to personal property, plus any other income that we receive during the taxable year that is not qualifying income for purposes of the 95.0% gross income test, exceeds 5.0% of our gross income during the year, we would lose our REIT status. Furthermore, if either (1) the rent we receive under a lease of our property is considered based, in whole or in part, on the income or profits of any person or (2) the tenant under such lease is a related party tenant, none of the rent we receive under such lease would qualify as “rents from real property.” In that case, if the rent we receive under such lease, plus any other income that we receive during the taxable year that is not qualifying income for purposes of the 95.0% gross income test, exceeds 5.0% of our gross income during the year, we would lose our REIT status. Finally, if the rent we receive under a lease of our property does not qualify as “rents from real property” because we furnish non-customary services to the tenant under such lease, other than through a qualifying independent contractor or under the 1.0% de minimis exception described above, none of the rent we receive from the related party would qualify as “rents from real property.” In that case, if the rent we receive from such property, plus any other income that we receive during the taxable year that is not qualifying income for purposes of the 95.0% gross income test, exceeds 5.0% of our gross income during the year, we would lose our REIT status.

To the extent that we receive from our tenants reimbursements of amounts that the tenants are obligated to pay to third parties or penalties for the nonpayment or late payment of such amounts, those amounts should qualify as “rents from real property.” However, to the extent that we receive interest accrued on the late payment of the rent or other charges, that interest will not qualify as “rents from real property,” but instead will be qualifying income for purposes of the 95.0% gross income test. We may receive income not described above that is not qualifying income for purposes of the gross income tests. We will monitor the amount of non-qualifying income that our assets produce and we will manage our portfolio to comply at all times with the gross income tests.

For purposes of the 75.0% and 95.0% gross income tests, the term “interest” generally excludes any amount that is based in whole or in part on the income or profits of any person. However, the term “interest” generally does not exclude an amount solely because it is based on a fixed percentage or percentages of gross receipts or sales. Furthermore, if a loan contains a provision that entitles a REIT to a percentage of the borrower’s gain upon the sale of the secured property or a percentage of the appreciation in the property’s value as of a specific date, income attributable to such provision will be treated as gain from the sale of the secured property, which generally is qualifying income for purposes of the 75.0% and 95.0% gross income tests. In addition, interest received on debt obligations that are not secured by a mortgage on real property may not be qualified income, and would be excluded from income for purposes of the 75.0% and 95.0% gross income tests.

Failure to Satisfy Income Tests

If we fail to satisfy one or both of the 75.0% and 95.0% gross income tests for any taxable year, we nevertheless may qualify as a REIT for such year if we qualify for relief under the relief provisions of the federal income tax laws. Those relief provisions generally will be available if:

•	our failure to meet such tests is due to reasonable cause and not due to willful neglect;

•	we attach a schedule of the sources of our income to our tax return; and

•	any incorrect information on the schedule was not due to fraud with intent to evade tax.

We cannot predict, however, whether in all circumstances we would qualify for the relief provisions. In addition, as discussed above in “— Taxation of Our Company,” even if the relief provisions apply, we would incur a 100% tax on the gross income attributable to the greater of the amounts by which we fail the 75.0% and 95.0% gross income tests, multiplied by a fraction intended to reflect our profitability.

Prohibited Transaction Rules

A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. We anticipate that none of our assets will be held for sale to customers and that a sale of any such asset would not be in the ordinary course of our business. Whether a REIT holds an asset “primarily for sale to customers in the ordinary course of a trade or business” depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, we will attempt to comply with the terms of safe-harbor provisions in the federal income tax laws prescribing when an asset sale will not be characterized as a prohibited transaction, and will otherwise attempt to avoid any sale of assets that will be treated as being held “primarily for sale to customers in the ordinary course of a trade or business.” We cannot provide assurance, however, that we can comply with such safe-harbor provisions or that we will avoid owning property that may be characterized as property that we hold “primarily for sale to customers in the ordinary course of a trade or business.”

Asset Tests

As a REIT, we also must satisfy two asset tests at the close of each quarter of each taxable year. First, at least 75.0% of the value of our total assets must consist of:

•	cash or cash items, including receivables specified in the federal tax laws;

•	government securities;

•	interests in mortgages on real property;

•	stock of other REITs;

•	investments in stock or debt instruments but only during the one-year period following our receipt of new capital that we raise through equity offerings or offerings of debt with a term of at least five years; or

•	interests in real property, including leaseholds and options to acquire real property and leaseholds.

The second asset test has two components. First, of our investments not included in the 75.0% asset class, the value of our interest in any one issuer’s securities may not exceed 5.0% of the value of our total assets. Second, we may not own more than 10.0% of any one issuer’s outstanding securities as measured by vote or value. For purposes of both components of the second asset test, “securities” does not include our stock in other REITs or any qualified REIT subsidiary or our interest in any partnership, including our operating partnership.

We anticipate that, at all relevant times, (1) at least 75.0% of the value of our total assets will be represented by real estate assets, cash and cash items, including receivables, and government securities and

(2) we will not own any securities in violation of the 5.0% or 10.0% asset tests. In addition, we will monitor the status of our assets for purposes of the various asset tests and we will manage our portfolio to comply at all times with such tests.

Our company is allowed to own up to 100% of the stock of taxable REIT subsidiaries (“TRSs”) which can perform activities unrelated to our tenants, such as third-party management, development, and other independent business activities, as well as provide services to our tenants. We and our subsidiary must elect for the subsidiary to be treated as a TRS. We may not own more than 10.0% of the voting power or value of the stock of a taxable subsidiary that is not treated as a TRS. Overall, no more than 20.0% (25.0% for our 2009 taxable year and thereafter) of our assets can consist of securities of TRSs, determined on a quarterly basis.

If we should fail to satisfy the asset tests at the end of a calendar quarter, we would not lose our REIT status if (1) we satisfied the asset tests at the close of the preceding calendar quarter and (2) the discrepancy between the value of our assets and the asset test requirements arose from changes in the market values of our assets and was not wholly or partly caused by an acquisition of one or more non-qualifying assets. If we did not satisfy the condition described in clause (2) of the preceding sentence, we still could avoid disqualification as a REIT by eliminating any discrepancy within 30 days after the close of the calendar quarter in which the discrepancy arose.

Distribution Requirements

As a REIT, each taxable year we must make distributions, other than capital gain dividends and deemed distributions of retained capital gain, to our stockholders in an aggregate amount at least equal to:

•	the sum of (1) 90.0% of our “REIT taxable income,” computed without regard to the dividends paid deduction and excluding our net capital gain or loss, and (2) 90.0% of our after-tax net income, if any, from foreclosure property; minus

•	the sum of specified items of non-cash income.

We must pay such distributions in the taxable year to which they relate, or in the following taxable year if we declare the distribution before we timely file our federal income tax return for such year and pay the distribution on or before the first regular dividend payment date after such declaration and no later than the close of the subsequent tax year.

We will pay federal income tax on any taxable income, including net capital gain, that we do not distribute to our stockholders. Furthermore, if we fail to distribute during a calendar year or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year, at least the sum of:

•	85.0% of our REIT ordinary income for such year;

•	95.0% of our REIT capital gain income for such year; and

•	any undistributed taxable income from prior periods.

We will incur a 4.0% nondeductible excise tax on the excess of such required distribution over the amounts we actually distributed. We may elect to retain and pay income tax on the net long-term capital gain we receive in a taxable year. If we so elect, we will be treated as having distributed any such retained amount for purposes of the 4.0% excise tax described above. We intend to make timely distributions sufficient to satisfy the annual distribution requirements.

From time to time, we may experience timing differences between (1) our actual receipt of income and actual payment of deductible expenses and (2) the inclusion of that income and deduction of such expenses in arriving at our REIT taxable income. In that case, we still would be required to recognize such excess as income in the taxable year in which the difference arose even though we do have the corresponding cash on hand. Further, it is possible that, from time to time, we may be allocated a share of net capital gain attributable to the sale of depreciated property which exceeds our allocable share of cash attributable to that sale.

Therefore, we may have less cash available for distribution than is necessary to meet the applicable distribution requirement or to avoid corporate income tax or the excise tax imposed on undistributed income. In such a situation, we might be required to borrow money or raise funds by issuing additional stock.

We may be able to correct a failure to meet the distribution requirements for a year by paying “deficiency dividends” to our stockholders in a later year. We may include such deficiency dividends in our deduction for dividends paid for the earlier year. Although we may be able to avoid income tax on amounts we distribute as deficiency dividends, we will be required to pay interest to the Internal Revenue Service based on the amount of any deduction we take for deficiency dividends.

Record Keeping Requirements

We must maintain specified records in order to qualify as a REIT. In addition, to avoid a monetary penalty, we must request on an annual basis information from our stockholders designed to disclose the actual ownership of our outstanding stock. We intend to comply with such requirements.

Failure to Qualify

If we fail to qualify as a REIT in any taxable year, and no relief provision applies, we will be subject to federal income tax and any applicable alternative minimum tax on our taxable income at regular corporate rates. In such a year, we would not be able to deduct amounts paid out to stockholders in calculating our taxable income. In fact, we would not be required to distribute any amounts to our stockholders in such year. In such event, to the extent of our current and accumulated earnings and profits, all distributions to our stockholders would be taxable as ordinary income. Subject to limitations in the federal income tax laws, corporate stockholders might be eligible for the dividends received deduction. Unless we qualified for relief under specific statutory provisions, we also would be disqualified from taxation as a REIT for the four taxable years following the year during which we ceased to qualify as a REIT. We cannot predict whether in all circumstances we would qualify for such statutory relief.

Taxation of Taxable U.S. Stockholders

As long as we qualify as a REIT, a taxable “U.S. stockholder” must take into account, as ordinary income, distributions out of our current or accumulated earnings and profits and that we do not designate as capital gain dividends or that we retain as long-term capital gain. The Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Increase Prevention and Reconciliation Act of 2005, reduced the tax rate for qualified dividend income to 15.0% through 2010. However, dividends from REITs generally are not subject to this lower rate. REIT dividends paid to a U.S. stockholder that is a corporation will not qualify for the dividends received deduction generally available to corporations. As used herein, the term “U.S. stockholder” means a holder of our common stock that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, partnership, or other entity created or organized in or under the laws of the United States or of an political subdivision thereof;

•	an estate whose income from sources without the United States is includable in gross income for U.S. federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

•	any trust with respect to which (A) a U.S. court is able to exercise primary supervision over the administration of such trust and (B) one or more U.S. persons have the authority to control all substantial decisions of the trust.

A U.S. stockholder generally will recognize distributions that we designate as capital gain dividends as long-term capital gain without regard to the period for which the U.S. stockholder has held its common stock. We generally will designate our capital gain dividends as either 15.0% or 25.0% rate distributions. A corporate U.S. stockholder, however, may be required to treat up to 20.0% of capital gain dividends as ordinary income.

We may elect to retain and pay income tax on the net long-term capital gain that is received in a taxable year. In that case, a U.S. stockholder would be taxed on its proportionate share of our undistributed long-term capital gain. The U.S. stockholder would receive a credit or refund for its proportionate share of the tax we paid. The U.S. stockholder would increase the basis in its stock by the amount of its proportionate share of our undistributed long-term capital gain, minus its share of the tax we paid.

If a distribution exceeds our current and accumulated earnings and profits but does not exceed the adjusted basis of a U.S. stockholder’s common stock, the U.S. stockholder will not incur tax on the distribution. Instead, such distribution will reduce the stockholder’s adjusted basis of the common stock. A U.S. stockholder will recognize a distribution that exceeds both our current and accumulated earnings and profits and the U.S. stockholder’s adjusted basis in its common stock as long-term capital gain, or short-term capital gain if the common stock has been held for one year or less, assuming the common stock is a capital asset in the hands of the U.S. stockholder. In addition, if we declare a distribution in October, November or December of any year that is payable to a U.S. stockholder of record on a specified date in any such month, to the extent of the REIT’s earnings and profits not already distributed, such distribution shall be treated as both paid by us and received by the U.S. stockholder on December 31 of such year, provided that we actually pay the distribution during January of the following calendar year. We will notify U.S. stockholders after the close of our taxable year as to the portions of the distributions attributable to that year that constitute ordinary income or capital gain dividends.

Taxation of U.S. Stockholders on the Disposition of the Common Stock

In general, a U.S. stockholder who is not a dealer in securities must treat any gain or loss realized upon a taxable disposition of the common stock as long-term capital gain or loss if the U.S. stockholder has held the common stock for more than one year and otherwise as short-term capital gain or loss. However, a U.S. stockholder generally must treat any loss upon a sale or exchange of common stock held by such stockholder for six months or less as a long-term capital loss to the extent of capital gain dividends and other distributions from us that such U.S. stockholder treats as long-term capital gain. All or a portion of any loss a U.S. stockholder realizes upon a taxable disposition of the common stock may be disallowed if the U.S. stockholder purchases other shares of common stock within 30 days before or after the disposition.

Capital Gains and Losses

A taxpayer generally must hold a capital asset for more than one year for gain or loss derived from its sale or exchange to be treated as long-term capital gain or loss. The highest marginal individual income tax rate for the year 2007 is 35.0%. The maximum tax rate on long-term capital gain applicable to non-corporate taxpayers is 15.0% for sales and exchanges of assets held for more than one year. For taxable years ending after December 31, 2010, the maximum tax rate on long-term capital gains will increase to 20.0%. The maximum tax rate on long-term capital gain from the sale or exchange of depreciable real property is 25.0% to the extent that such gain would have been treated as ordinary income if the property were a type of depreciable property other than real property. With respect to distributions that we designate as capital gain dividends and any retained capital gain that we are deemed to distribute, we generally may designate whether such a distribution is taxable to our non-corporate stockholders at a 15.0% or 25.0% rate. Thus, the tax rate differential between capital gain and ordinary income for non-corporate taxpayers may be significant. In addition, the characterization of income as capital gain or ordinary income may affect the deductibility of capital losses. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer can deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Information Reporting Requirements and Backup Withholding

We will report to our stockholders and to the Internal Revenue Service the amount of distributions we pay during each calendar year, and the amount of tax we withhold, if any. Under the backup withholding rules, a stockholder may be subject to backup withholding at the rate of 28.0% with respect to distributions unless such holder either:

•	is a corporation or comes within another exempt category and, when required, demonstrates this fact; or

•	provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

A stockholder who does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding will be creditable against the stockholder’s income tax liability. In addition, we may be required to withhold a portion of capital gain distributions to any stockholders who fail to certify their non-foreign status to us. The Treasury Department has issued regulations regarding the backup withholding rules as applied to non-U.S. stockholders.

Taxation of Tax-Exempt Stockholders

Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts and annuities, generally are exempt from federal income taxation. However, they are subject to taxation on their unrelated business taxable income. While many investments in real estate generate unrelated business taxable income, the Internal Revenue Service has issued a published ruling that dividend distributions from a REIT to an exempt employee pension trust do not constitute unrelated business taxable income, provided that the exempt employee pension trust does not otherwise use the shares of the REIT in an unrelated trade or business of the pension trust. Based on that ruling, amounts that we distribute to tax-exempt stockholders generally should not constitute unrelated business taxable income. However, if a tax-exempt stockholder were to finance its acquisition of the common stock with debt, a portion of the income that it receives from us would constitute unrelated business taxable income under the “debt-financed property” rules. Furthermore, social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans that are exempt from taxation under special provisions of the federal income tax laws are subject to different unrelated business taxable income rules, which generally will require them to characterize distributions that they receive from us as unrelated business taxable income. Finally, in some circumstances, a qualified employee pension or profit sharing trust that owns more than 10.0% of our stock is required to treat a percentage of the dividends that it receives from us as unrelated business taxable income. The percentage of the dividends that the tax-exempt trust must treat as unrelated business taxable income is equal to the gross income we derive from an unrelated trade or business, determined as if our company were a pension trust, divided by our total gross income for the year in which we pay the dividends. The unrelated business taxable income rule applies to a pension trust holding more than 10.0% of our stock only if:

•	the percentage of the dividends that the tax-exempt trust must otherwise treat as unrelated business taxable income is at least 5.0%;

•	we qualify as a REIT by reason of the modification of the rule requiring that no more than 50.0% of our shares be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding our stock in proportion to their actuarial interests in the pension trust; and

•	either (A) one pension trust owns more than 25.0% of the value of our stock or (B) a group of pension trusts individually holding more than 10.0% of the value of our stock collectively owns more than 50.0% of the value of our stock.

Taxation of Non-U.S. Stockholders

The rules governing U.S. federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, and other foreign stockholders are complex. This section is only a summary of such rules. We urge those non-U.S. stockholders to consult their own tax advisors to determine the impact of federal, state, and local income tax laws on ownership of the common stock, including any reporting requirements.

A non-U.S. stockholder that receives a distribution that is not attributable to gain from our sale or exchange of U.S. real property interests, as defined below, and that we do not designate as a capital gain dividend or retained capital gain will recognize ordinary income to the extent that we pay such distribution out of our current or accumulated earnings and profits. A withholding tax equal to 30.0% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. However, if a distribution is treated as effectively connected with the non-U.S. stockholder’s conduct of a U.S. trade or business, the non-U.S. stockholder generally will be subject to federal income tax on the distribution at graduated rates, in the same manner as U.S. stockholders are taxed with respect to such distributions. A non-U.S. stockholder may also be subject to the 30.0% branch profits tax. We plan to withhold U.S. income tax at the rate of 30.0% on the gross amount of any such distribution paid to a non-U.S. stockholder unless either:

•	a lower treaty rate applies and the non-U.S. stockholder files the required form evidencing eligibility for that reduced rate with us; or

•	the non-U.S. stockholder files an IRS Form W-8ECI with us claiming that the distribution is effectively connected income.

The U.S. Treasury Department has issued regulations with respect to the withholding requirements for distributions made after December 31, 2000, and we will comply with these regulations.

A non-U.S. stockholder will not incur tax on a distribution that exceeds our current and accumulated earnings and profits but does not exceed the adjusted basis of its common stock. Instead, such a distribution will reduce the adjusted basis of such stock. A non-U.S. stockholder will be subject to tax on a distribution that exceeds both our current and accumulated earnings and profits and the adjusted basis of its common stock, if the non-U.S. stockholder otherwise would be subject to tax on gain from the sale or disposition of its common stock, as described below. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend. However, a non-U.S. stockholder may obtain a refund of amounts that we withhold if it later determines that a distribution in fact exceeded our current and accumulated earnings and profits.

For any year in which we qualify as a REIT, a non-U.S. stockholder will incur tax on distributions that are attributable to gain from our sale or exchange of “U.S. real property interests” under special provisions of the federal income tax laws. The term “U.S. real property interests” includes interests in U.S. real property and stock in corporations at least 50.0% of whose assets consists of interests in U.S. real property. Under those rules, a non-U.S. stockholder is taxed on distributions attributable to gain from sales of U.S. real property interests as if such gain were effectively connected with a U.S. business of the non-U.S. stockholder. A non-U.S. stockholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. stockholders and might also be subject to the alternative minimum tax. A nonresident alien individual also might be subject to a special alternative minimum tax. A non-U.S. corporate stockholder not entitled to treaty relief or exemption also may be subject to the 30.0% branch profits tax on such distributions. We must withhold 35.0% of any distribution that we could designate as a capital gain dividend. A non-U.S. stockholder will receive a credit against its tax liability for the amount we withhold.

A non-U.S. stockholder generally will not incur tax under the provisions applicable to distributions that are attributable to gain from the sale of U.S. real property interests on gain from the sale of its common stock as long as at all times non-U.S. persons hold, directly or indirectly, less than 50.0% in value of our stock. We cannot assure you that this test will be met. If the gain on the sale of the common stock were taxed under those provisions, a non-U.S. stockholder would be taxed in the same manner as U.S. stockholders with respect to such gain, subject to applicable alternative minimum tax, a special alternative minimum tax in the case of nonresident alien individuals, and the possible application of the 30.0% branch profits tax in the case of

non-U.S. corporations. Furthermore, a non-U.S. stockholder will incur tax on gain not subject to the provisions applicable to distributions that are attributable to gain from the rule of U.S. real property interests if either:

•	the gain is effectively connected with the non-U.S. stockholder’s U.S. trade or business, in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain; or

•	the non-U.S. stockholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year, in which case the non-U.S. stockholder will incur a 30.0% tax on his capital gains.

Other Tax Consequences

We and/or you may be subject to state and local tax in various states and localities, including those states and localities in which we or you transact business, own property, or reside. The state and local tax treatment in such jurisdictions may differ from the federal income tax treatment described above. Consequently, you should consult your own tax advisor regarding the effect of state and local tax laws upon an investment in our common stock.

ERISA CONSIDERATIONS

The following is a summary of material considerations arising under ERISA and the prohibited transaction provisions of the federal income tax laws that may be relevant to a prospective purchaser. This discussion does not deal with all aspects of either ERISA or the prohibited transaction provisions of the federal income tax laws or, to the extent not preempted, state law that may be relevant to particular employee benefit plan stockholders, including plans subject to Title I of ERISA, other employee benefit plans and IRAs subject to the prohibited transaction provisions of the federal income tax laws, and governmental plans and church plans that are exempt from ERISA and the prohibited transaction provisions of the federal income tax laws but that may be subject to state law requirements, in light of their particular circumstances.

In considering whether to invest a portion of the assets of a pension, profit-sharing, retirement or other employee benefit plan, fiduciaries should consider, among other things, whether the investment:

•	will be in accordance with the documents and instruments covering the investments by such plan;

•	will allow the plan to satisfy the diversification requirements of ERISA, if applicable;

•	will result in unrelated business taxable income to the plan;

•	will provide sufficient liquidity; and

•	is prudent under the general ERISA standards.

In addition to imposing general fiduciary standards of investment prudence and diversification, ERISA and the corresponding provisions of the federal income tax laws prohibit a wide range of transactions involving the assets of the plan and persons who have specified relationships to the plan, who are “parties in interest” within the meaning of ERISA and, “disqualified persons” within the meaning of the federal income tax laws. Thus, a designated plan fiduciary considering an investment in our shares should also consider whether the acquisition or the continued holding of our shares might constitute or give rise to a direct or indirect prohibited transaction. The fiduciary of an IRA or of an employee benefit plan not subject to Title I of ERISA because it is a governmental or church plan or because it does not cover common law employees should consider that such an IRA or plan not subject to Title I of ERISA may only make investments that are authorized by the appropriate governing documents, not prohibited under the prohibited transaction provisions of the federal income tax laws and permitted under applicable state law.

The Department of Labor has issued regulations that provide guidance on the definition of plan assets under ERISA. Under the regulations, if a plan acquires an equity interest in an entity which is neither a “publicly-offered security” nor a security issued by an investment company registered under the Investment

Company Act of 1940, the plan’s assets would include, for ERISA purposes, both the equity interest and an undivided interest in each of the entity’s underlying assets unless an exception from the plan asset regulations applies.

The regulations define a publicly-offered security as a security that is:

•	“widely-held;”

•	“freely-transferable;” and

•	either part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, or sold in connection with an effective registration statement under the Securities Act, provided the securities are registered under the Securities Exchange Act of 1934 within 190 days after the end of the fiscal year of the issuer during which the offering occurred.

Our shares of common stock are being sold in connection with an effective registration statement under the Securities Act.

The regulations provide that a security is “widely held” only if it is part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another. A security will not fail to be widely held because the number of independent investors falls below 100 subsequent to the initial public offering as a result of events beyond the issuer’s control. Although we anticipate that upon completion of the sale of the maximum offering, our common stock will be “widely held,” our common stock will not be widely held until we sell shares to 100 or more independent investors.

The regulations list restrictions on transfer that ordinarily will not prevent securities from being freely transferable. Such restrictions on transfer include:

•	any restriction on or prohibition against any transfer or assignment that would result in the termination or reclassification of an entity for federal or state tax purposes, or that otherwise would violate any federal or state law or court order;

•	any requirement that advance notice of a transfer or assignment be given to the issuer;

•	any administrative procedure that establishes an effective date, or an event, such as completion of an offering, prior to which a transfer or assignment will not be effective; and

•	any limitation or restriction on transfer or assignment that is not imposed by the issuer or a person acting on behalf of the issuer.

We believe that the restrictions imposed under our charter on the ownership and transfer of our common stock will not result in the failure of our common stock to be “freely transferable.” We also are not aware of any other facts or circumstances limiting the transferability of our common stock that are not enumerated in the regulations as those not affecting free transferability. However, no assurance can be given that the Department of Labor or the Treasury Department will not reach a contrary conclusion.

One exception to the regulations provides that the assets of a plan or ERISA investor, which is a person acting on behalf of or using the assets of a plan, will not include any of the underlying assets of an entity in which it invests if at all times less than 25.0% of the value of each class of equity interests in the entity is held by ERISA investors. We refer to this as the “insignificant participation exception.” Because our common stock will not be “widely held” until we sell shares to 100 or more independent investors, prior to the date that either our common stock qualifies as a class of “publicly-offered securities” or we qualify for another exception to the regulations, other than the insignificant participation exception, our charter will prohibit ERISA investors from owning, directly or indirectly, in the aggregate, 25.0% or more of our common stock. Accordingly, our assets should not be deemed to be “plan assets” of any plan, IRA, or plan not subject to Title I of ERISA that invests in our common stock.

If the underlying assets of our company were treated by the Department of Labor as “plan assets,” the management of our company would be treated as fiduciaries with respect to plan stockholders and the prohibited transaction restrictions of ERISA and the federal income tax laws would apply unless an exception under ERISA were to apply. If the underlying assets of our company were treated as “plan assets,” an investment in our company also might constitute an improper delegation of fiduciary responsibility to our company and expose the fiduciary of the plan to co-fiduciary liability under ERISA and might result in an impermissible commingling of plan assets with other property.

If a prohibited transaction were to occur, the federal income tax laws and ERISA would impose an excise tax equal to 15.0% of the amount involved and authorize the Internal Revenue Service to impose an additional 100% excise tax if the prohibited transaction is not “corrected.” Such taxes will be imposed on any disqualified person who participates in the prohibited transaction. In addition, our advisor and possibly other fiduciaries of plan stockholders subject to ERISA who permitted such prohibited transaction to occur or who otherwise breached their fiduciary responsibilities would be required to restore to the plan any profits realized by these fiduciaries as a result of the transaction or beach. With respect to an IRA that invests in our company, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiary, would cause the IRA to lose its tax-exempt status under the federal income tax laws. In that event, the IRA owner generally would be taxed on the fair market value of all the assets in the IRA as of the first day of the owner’s taxable year in which the prohibited transaction occurred.

PLAN OF DISTRIBUTION

The total of 105,000,000 shares registered in this offering includes:

•	a maximum of 100,000,000 shares offered in our primary offering; and

•	up to 5,000,000 shares offered to our stockholders under our distribution reinvestment plan.

Shares Offered in Primary Offering

The 100,000,000 shares offered in our primary offering are being offered through Grubb & Ellis Securities, Inc. our dealer manager, a registered broker dealer affiliated with our advisor, and unaffiliated broker dealers. The shares are being offered at a price of $10.00 per share on a “best efforts” basis, which means generally that our dealer manager will be required to use only its best efforts to sell the shares and has no firm commitment or obligation to purchase any of the shares.

Our advisor purchased 22,223 shares of our common stock, at a price of $9.00 per share, or $200,007, to satisfy the requirements of NASAA. Our advisor purchased such shares for cash and may not sell such shares for as long as it serves as our advisor to our company; however, our advisor may transfer all or a portion of such shares to affiliates, but has no present intention to do so. Our advisor or its affiliates may also purchase additional shares of our company. However, neither the dealer manager nor any other broker dealer will receive any compensation with respect to shares sold to our advisor or its affiliates.

Our board of directors and our dealer manager have determined the offering price of the shares. While our board considered primarily the per share offering prices in similar offerings conducted by companies formed for purposes similar to ours when determining the offering price, the offering price is not related to the company’s historical book value or earnings and bears no relationship to any established criteria for valuing adjusted or outstanding shares.

Except as provided below, our dealer manager will receive commissions of up to 7.0% of the gross offering proceeds. In addition, we will pay our dealer manager an amount up to 2.5% of the gross proceeds from the sale of shares in our primary offering in the form of a marketing allowance and up to 0.5% of the gross proceeds from the sale of shares in our primary offering for reimbursement of accountable bona fide due diligence expenses. Our dealer manager may reallow to broker dealers participating in the offering up to 1.5% of the marketing allowance for marketing fees and expenses and 0.5% of the gross offering proceeds for accountable bona fide due diligence expense reimbursements. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the shares.

Our dealer manager may authorize other broker dealers who are members of FINRA to sell shares. In the event of the sale of shares by such other broker dealers, our dealer manager may reallow its commissions in the amount of up to 7.0% of the gross offering proceeds to such participating broker dealers.

In addition to the compensation described above, we will also reimburse our dealer manager and its affiliates for some of their costs in connection with the offering as described in the table below, which sets forth the nature and estimated amount of all items viewed as “underwriting compensation” by FINRA, assuming we sell all of the shares offered by this prospectus. To show the maximum amount of dealer manager and participating broker dealer compensation that we may pay in this offering, this table assumes that all shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees.

Dealer Manager and
Participating Broker Dealer Compensation

		Percentage of
	Amount	Primary Offering

Marketing allowance	$25,000,000	2.5%
Selling commissions	70,000,000	7.0
Salary allocations and transaction-based compensation of sales and marketing managers and their support personnel(1)(2)	2,042,976	0.2
Expense reimbursements for educational conferences and training seminars(1)(3)	1,702,920	0.2
Reimbursement of due diligence expenses(1)(4)	5,000,000	0.5
Legal fees allocable to dealer manager(1)	50,000	*

Total	$103,795,896	10.4%

*	Less than 0.1%.

(1)	Amounts shown are estimates.

(2)	These costs are borne by our sponsor and are not reimbursed by us.

(3)	Subject to the cap on organization and offering expenses described below, we will reimburse Grubb & Ellis Securities, Inc. or its affiliates for these expenses. In some cases, these payments will serve to reimburse Grubb & Ellis Securities, Inc. for amounts it has paid to participating broker dealers for the items noted. These amounts consist primarily of reimbursements for travel, meals, lodging and attendance fees incurred by broker dealer personnel, financial advisors and wholesalers and other FINRA-registered personnel associated with Grubb & Ellis Securities, Inc. attending educational conferences and training seminars.

(4)	We may reimburse our dealer manager for reimbursements it may make to broker dealers for reasonable bona fide due diligence expenses up to a maximum of 0.5% of our gross offering proceeds.

As required by the rules of FINRA, total underwriting compensation will not exceed 10.0% of our gross offering proceeds, except for bona fide due diligence expenses, which will not exceed 0.5% of our gross offering proceeds. FINRA and many states also limit our total organization and offering expenses to 15.0% of gross offering proceeds. We will reimburse our advisor and its affiliates up to 1.5% of the aggregate gross offering proceeds from the sale of shares of our common stock sold in the primary offering for our cumulative organizational and offering expenses such as legal, accounting, printing and other offering expenses, including marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing materials and marketing presentations, planning and participating in due diligence and marketing meetings and generally coordinating the marketing process for us. Our total organization and offering expenses are capped at 11.5% of the gross proceeds of our primary offering, as shown in the following table:

Organization and Offering Expenses

Maximum Percent
of Gross
Expense	Offering Proceeds

Selling commissions	7.0%
Marketing allowance	2.5
Bona fide due diligence reimbursement	0.5
All other organization and offering expenses	1.5

Total	11.5%

A portion of our organizational and offering expense reimbursement may be used for wholesaling activities and therefore deemed to be underwriting compensation pursuant to FINRA Rule 2710. Our advisor and its affiliates will be responsible for the payment of our cumulative organizational and offering expenses, other than the selling commissions marketing allowance and the accountable due diligence expense reimbursement, to the extent they exceed 1.5% of the aggregate gross offering proceeds from the sale of shares of our common stock sold in the primary offering without recourse against or reimbursement by us.

We have agreed to indemnify the participating broker dealers, including the dealer manager, against liabilities arising under the Securities Act of 1933 unless such liability arises from information in this prospectus relating to the dealer manager and supplied by the dealer manager. Causes of action resulting from violations of federal or state securities laws will be governed by such law.

The broker dealers are not obligated to obtain any subscriptions, and there is no assurance that any shares will be sold.

There will be no sales to discretionary accounts without the prior specific written approval of the customer.

Payment for shares should be made by check payable to “Grubb & Ellis Apartment REIT, Inc.” Subscriptions will be effective only upon acceptance by us, and we reserve the right to reject any subscription in whole or in part. In no event may a subscription for shares be accepted until at least five business days after the date the subscriber receives this prospectus. Each subscriber will receive a confirmation of his purchase. Generally, the minimum initial investment is 100 shares, which equals an investment of $1,000, except for purchases by (1) our existing stockholders, including purchases made pursuant to our distribution reinvestment plan, and (2) existing investors in other programs sponsored by our sponsor, or any of our sponsor’s affiliates, which may be in lesser amounts. However, in Minnesota, the minimum initial investment is 250 shares, or $2,500, and in North Carolina, the minimum initial investment is 500 shares, or $5,000.

Subscriptions will be accepted or rejected within 30 days of receipt by us, and if rejected, all funds will be returned to subscribers within five business days. Investors whose subscriptions are accepted will be admitted as stockholders of our company periodically, but not less often than quarterly.

The proceeds of the offering for shares sold to New York residents will be delivered to us and held in trust for the benefit of investors and will be used only for the purposes set forth in this prospectus. Before they are applied, funds may be placed in short-term, low-risk interest bearing investments including obligations of, or obligations guaranteed by, the United States government or bank money-market accounts or certificates of deposits of national or state banks that have deposits insured by the Federal Deposit Insurance Corporation which can be readily sold or otherwise disposed of for cash without any diminution of the offering proceeds.

You have the option of placing a transfer on death, or T.O.D., designation on your shares purchased in this offering. A T.O.D. designation transfers ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. This option, however, is not available to residents of the states of Louisiana,

North Carolina and Texas. If you would like to place a T.O.D. designation on your shares, you must complete and return the TOD form included as part of the Subscription Agreement to this prospectus in order to effect the designation.

Our directors and officers, our advisor and its affiliates, as well as officers, managers and employees of our advisor and its affiliates, may purchase shares in our offering at a discount. The purchase price for these shares will be $9.05 per share reflecting the fact that selling commissions in the amount of $0.70 per share and the marketing allowance in the amount of $0.25 per share will not be paid in connection with these sales. The net proceeds to us from these sales made net of commissions will be substantially the same as the net proceeds we receive from other sales of shares. Our advisor and its affiliates are expected to hold their shares purchased as stockholders for investment and not with a view towards distribution. There is no limitation on the number of shares that may be purchased by these parties; provided, however, that no shares sold to these parties will count toward the minimum amount of shares required to break escrow.

In addition, our dealer manager may sell shares to retirement plans of broker dealers participating in this offering, to broker dealers in their individual capacities, to IRAs and qualified plans of their registered representatives or to any one of their registered representatives in their individual capacities net of the selling commissions of $0.70, for a purchase price of $9.30, in consideration of the services rendered by such broker dealers and registered representatives in the distribution. The net proceeds of these sales to our company also will be substantially the same as our net proceeds from other sales of shares.

A “purchaser,” as defined below, who purchases more than 50,000 shares at any one time through a single participating broker dealer will receive a mandatory discount on the purchase price of the shares above 50,000. The selling commissions payable to the participating broker dealer will be commensurately reduced. The following table shows the discounted price per share and reduced selling commissions payable for volume discounts.

		Price per
Shares Purchased in the Transaction	Commission Rate	Share

1 to 50,000	7.0%	$10.00
50,001 to 100,000	6.0%	$9.90
100,001 to 200,000	5.0%	$9.80
200,001 to 500,000	4.0%	$9.70
500,001 to 750,000	3.0%	$9.60
750,001 to 1,000,000	2.0%	$9.50
1,000,001 and up	1.0%	$9.40

The reduced selling price per share and selling commissions are applied to the incremental shares falling within the indicated range only. Thus, for example, an investment of $1,499,994 would result in a total purchase of 151,530 shares as follows:

•	50,000 shares at $10.00 per share (total: $500,000) and a 7.0% commission;

•	50,000 shares at $9.90 per share (total: $495,000) and a 6.0% commission; and

•	51,530 shares at $9.80 per share (total: $504,994) and a 5.0% commission.

Because all investors will be deemed to have contributed the same amount per share to our company for purposes of distributions of cash available for distribution, an investor qualifying for a volume discount will receive a higher return on his investment in our company than investors who do not qualify for such discount.

Subscriptions may be combined for the purpose of determining the volume discounts in the case of subscriptions made by any “purchaser,” as that term is defined below, provided all such shares are purchased through the same broker dealer. The volume discount will be prorated among the separate subscribers considered to be a single “purchaser.” Any request to combine more than one subscription must be made in writing, and must set forth the basis for such request. Any such request will be subject to verification by our advisor that all of such subscriptions were made by a single “purchaser.” You must mark the “Additional Investment” space on the Subscription Agreement in order for purchases to be combined. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space.

For the purposes of such volume discounts, the term “purchaser” includes:

•	an individual, his or her spouse and their children under the age of 21 who purchase the shares for his, her or their own accounts;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit sharing or other employee benefit plan qualified under the federal income tax laws; and

•	all commingled trust funds maintained by a given bank.

Notwithstanding the above, in connection with volume sales made to investors in our company, the dealer manager may, in its sole discretion, waive the “purchaser” requirements and aggregate subscriptions as part of a combined order for purposes of determining the number of shares purchased, provided that any aggregate group of subscriptions must be received from the same broker dealer, including the dealer manager. Any such reduction in selling commission will be prorated among the separate subscribers except that, in the case of purchases through the dealer manager, the dealer manager may allocate such reduction among separate subscribers considered to be a single “purchaser” as it deems appropriate. An investor may reduce the amount of his purchase price to the net amount shown in the foregoing table, if applicable. If such investor does not reduce the purchase price, the excess amount submitted over the discounted purchase price will be returned to the actual separate subscribers for shares.

In the case of subsequent investments or combined investments, a volume discount will be given only on the portion of the subsequent or combined investment that caused the investment to exceed the breakpoint. For example, if you are investing $50,000 with us today, but had previously invested $470,000, these amounts can be combined to reach the $500,000 breakpoint, which will entitle you to a lower sales commission on a $20,000 portion of your current $50,000 investment. Except as provided in this paragraph and the three immediately preceding paragraphs, separate subscriptions will not be cumulated, combined or aggregated.

California residents should be aware that volume discounts are available in connection with the sale of shares made to California residents to the extent such discounts do not comply with the provisions of the California corporate securities laws. Under these laws, volume discounts can be made available to California residents only in accordance with the following conditions:

•	there can be no variance in the net proceeds to our company from the sale of the shares to different purchasers of the same offering;

•	all purchasers of the shares must be informed of the availability of quantity discounts;

•	the same volume discounts must be allowed to all purchasers of shares which are part of the offering;

•	the minimum amount of shares as to which volume discounts are allowed cannot be less than $10,000;

•	the variance in the price of the shares must result solely from a different range of commissions, and all discounts allowed must be based on a uniform scale of commissions; and

•	no discounts are allowed to any group of purchasers.

Accordingly, volume discounts for California residents are available in accordance with the foregoing table of uniform discount levels based on dollar volume of shares purchased, but no discounts are allowed to any group of purchasers, and no subscriptions may be aggregated as part of a combined order for purposes of determining the number of shares purchased.

Investors who, in connection with their purchase of shares, have engaged the services of a registered investment advisor with whom the investor has agreed to pay a fee for investment advisory services in lieu of normal commissions based on the volume of securities sold may agree with the participating broker dealer selling such shares and the dealer manager to reduce the amount of selling commissions payable with respect to such sale to zero. The net proceeds to our company will not be affected by eliminating the commissions payable in connection with sales to investors purchasing through such investment advisors. All such sales must be made through registered broker dealers.

Neither the dealer manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor by a potential investor as an inducement for such investment advisor to advise favorably for investment in our company.

Shares Offered Under the DRIP

We have adopted a DRIP under which our stockholders may elect to have their cash distributions reinvested in additional shares of our common stock. Distributions will be used to purchase shares on behalf of the participants from our company. All such distributions will be invested in shares within 30 days after such payment date. Participants will not have the option to make voluntary contributions to the DRIP to purchase shares in excess of the amount of shares that can be purchased with their distributions. Until the earlier to occur of the termination of this offering or the sale of all the shares reserved for issuance under the DRIP, the purchase price for shares purchased under the DRIP will be $9.50 per share. Shares acquired under the DRIP will entitle the participant to the same rights and to be treated in the same manner as those purchased by the participants in this offering. The DRIP will be administered by us or one of our affiliates. Participants may terminate their participation in the DRIP by written notice to us.

Automatic Investment Plan

Investors who desire to purchase shares in this offering at regular intervals may be able to do so through their participating broker dealer or, if they are investing in this offering other than through a participating broker dealer, through our dealer manager, by completing a separate automatic investment plan enrollment form. Participation in the automatic investment plan is limited to investors who have already met the minimum purchase requirement in this offering. The minimum periodic investment is $100 per month.

Investors who reside in the State of Ohio may not participate in the automatic investment plan.

We will provide a confirmation of your monthly purchases under the automatic investment plan within five business days after the end of each month. The confirmation will disclose the following information:

•	the amount of the investment;

•	the date of the investment; and

•	the number and price of the shares purchased by you.

We will pay marketing allowances and selling commissions in connection with sales under the automatic investment plan to the same extent that we pay those fees and commissions on shares sold in this offering outside of the automatic investment plan.

You may terminate your participation in the automatic investment plan at any time by providing us with written notice. If you elect to participate in the automatic investment plan, you must agree that if at any time you fail to meet the applicable investor suitability standards or cannot make the other investor representations set forth in the then-current prospectus and subscription agreement, you will promptly notify us in writing of that fact and your participation in the plan will terminate.

Prior Public Program Liquidity

FINRA regulations require that we disclose the liquidity of our sponsor’s prior public programs. Our sponsor, Grubb & Ellis, or one of its affiliates, has sponsored three other public programs, G REIT, Inc., T REIT, Inc. and Grubb & Ellis Healthcare REIT, Inc., each of which stated in its prospectus a date or time period by which the program might be liquidated. G REIT, Inc. and T REIT, Inc. each commenced an orderly liquidation prior to their anticipated liquidation dates. Grubb & Ellis Healthcare REIT, Inc. commenced its initial public offering on September 20, 2006 and has not yet reached its anticipated liquidation date.

SALES LITERATURE

In addition to this prospectus, we may use certain supplemental sales material in connection with the offering of the shares. However, such sales material will only be used when accompanied by or preceded by the delivery of this prospectus. This material, prepared by our advisor, may include the following: a brochure describing the advisor and its affiliates and our investment objectives; a fact sheet that provides information regarding properties purchased to date and other summary information related to our offering; property brochures; a power point presentation that provides information regarding our company and our offering; and the past performance of programs managed by our advisor and its affiliates. No person has been authorized to prepare for, or furnish to, a prospective investor any sales material other than that described herein and “tombstone” newspaper advertisements or solicitations of interest that are limited to identifying the offering and the location of sources of additional information.

The offering of our shares is made only by means of this prospectus. Although the information contained in such sales material will not conflict with any of the information contained in this prospectus, such material does not purport to be complete and should not be considered a part of this prospectus or the registration statement, of which this prospectus is a part.

EXPERTS

The consolidated financial statements and the related financial statement schedules of Grubb & Ellis Apartment REIT, Inc. and subsidiaries as of December 31, 2007 and 2006 and for the year ended December 31, 2007 and for the period from January 10, 2006 (Date of Inception) through December 31, 2006 incorporated in this prospectus by reference from Grubb & Ellis Apartment REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statements of revenues and certain expenses of The Myrtles at Olde Towne and The Heights at Olde Towne for the year ended December 31, 2006, the statement of revenues and certain expenses of Arboleda Apartments for the year ended December 31, 2007, the statement of revenues and certain expenses of Creekside Crossing for the year ended December 31, 2007, the statement of revenues and certain expenses of Kedron Village for the year ended December 31, 2007, incorporated by reference herein have been audited by KMJ Corbin & Company LLP, an independent audit firm, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing.

REPORTS TO STOCKHOLDERS

We intend to furnish our stockholders with annual reports containing consolidated financial statements audited by our independent registered public accounting firm.

LEGAL MATTERS

Certain legal matters have been passed upon for us by Hirschler Fleischer, Richmond, Virginia. The statements under the caption “Federal Income Tax Consequences of Our Status as a REIT” as they relate to federal income tax matters have been reviewed by Hirschler Fleischer and Hirschler Fleischer has opined as to certain federal income tax matters relating to an investment in shares of Grubb & Ellis Apartment REIT. Hirschler Fleischer has advised us with respect to real estate law and other matters as well. Hirschler Fleischer has also represented Grubb & Ellis Realty Investors an affiliate of our advisor, as well as various other affiliates of our advisor, in other matters and may continue to do so in the future. Venable LLP, Baltimore, Maryland has issued an opinion to us regarding certain matters of Maryland law, including the validity of the shares offered hereby.

LEGAL PROCEEDINGS

Neither our company or our operating partnership is currently involved in any material litigation, nor to their knowledge, is any material litigation threatened against them.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

We have elected to “incorporate by reference” certain information into this prospectus. By incorporating by reference, we are disclosing important information to you by referring you to documents we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus. You may read and copy any document we have electronically filed with the SEC at the SEC’s public reference room in Washington, D.C. at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the public reference room. In addition, any document we have electronically filed with the SEC is available at no cost to the public over the Internet at the SEC’s website at www.sec.gov. You can also access documents that are incorporated by reference into this prospectus at the website maintained by our sponsor, www.gbe-reits.com.

The following documents filed with the SEC are incorporated by reference in this prospectus, except for any document or portion thereof deemed to be “furnished” and not filed in accordance with SEC rules:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC on March 28, 2008;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed with the SEC on May 13, 2008;

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 filed with the SEC on August 8, 2008;

•	Definitive Proxy Statement filed with the SEC on April 30, 2008 in connection with our Annual Meeting of Stockholders held on June 25, 2008;

•	Current Reports on Form 8-K and Form 8-K/A filed with the SEC on January 10, 2008, February 19, 2008, March 7, 2008, April 4, 2008, April 17, 2008, May 19, 2008, May 23, 2008, June 24, 2008, June 25, 2008, July 2, 2008, July 18, 2008, July 18, 2008. July 21, 2008, August 25, 2008, September 4, 2008, September 11, 2008, September 19, 2008 and September 25, 2008.

We will provide to each person to whom this prospectus is delivered a copy of any or all of the information that we have incorporated by reference into this prospectus but not delivered with this prospectus. To receive a free copy of any of the reports or documents incorporated by reference in this prospectus, other than exhibits, unless they are specifically incorporated by reference in those documents, write or call us at 1551 N. Tustin Avenue, Suite, 300, Santa Ana, California 97205, (714) 667-8252. The information relating to us contained in this prospectus does not purport to be comprehensive and should be read together with the information contained in the documents incorporated or deemed to be incorporated by reference in this prospectus.

ADDITIONAL INFORMATION

We have filed with the Securities and Exchange Commission a registration statement on Form S-11, as amended, of which this prospectus is a part under the Securities Act with respect to the shares offered by this prospectus. This prospectus does not contain all of the information set forth in the registration statement, portions of which have been omitted as permitted by the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus as to the content of any contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference and the schedules and exhibits to this prospectus. For further information regarding our company and the shares offered by this prospectus, reference is made by this prospectus to the registration statement and such schedules and exhibits.

As a result of the effectiveness of the registration statement, we are subject to the informational reporting requirements of the Exchange Act and, under that Act, we will file reports, proxy statements and other information with the Securities and Exchange Commission.

The registration statement and the schedules and exhibits forming a part of the registration statement and the reports, proxy statements and other information filed by us with the Securities and Exchange Commission can be inspected and copies obtained from the Securities and Exchange Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission, Room 1580, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site that contains reports, proxies and information statements and other information regarding our company and other registrants that have been filed electronically with the Securities and Exchange Commission. The address of such site is http://www.sec.gov.

EXHIBIT A

PRIOR PERFORMANCE TABLES

The following Prior Performance Tables, or Tables, provide information relating to real estate investment and notes programs sponsored by NNN Realty Advisors, Inc. our former sponsor and a wholly owned subsidiary of our current sponsor, Grubb & Ellis Company, or Grubb & Ellis, and Grubb & Ellis Realty Investors, LLC, an indirect wholly owned subsidiary of Grubb & Ellis, or collectively, Grubb & Ellis Group, through December 31, 2007. From inception through December 31, 2007, Grubb & Ellis Group has served as advisor, sponsor or manager of 206 real estate investment programs, consisting of six public programs required to file public reports with the SEC and 200 private real estate investment programs that have no public reporting requirements. The investment objectives of the public reporting companies have certain investment objectives similar to ours, including the acquisition and operation of commercial properties; the provision of stable cash flow available for distribution to our stockholders; preservation and protection of capital; and the realization of capital appreciation upon the ultimate sale of our properties. One difference in investment objectives between us and the public companies is the focus on a particular type or asset class of commercial property. In particular: G REIT, Inc. focused on government-oriented office properties; T REIT, Inc. focused on commercial properties located in tax free states; Grubb & Ellis Healthcare REIT, Inc. focuses on medical office buildings, healthcare-related facilities and quality commercial office properties; NNN 2002 Value Fund, LLC focused on investments in three office properties; and NNN 2003 Value Fund focused on value-added properties in asset classes that include office properties and undeveloped land. Our focus is on apartment communities.

The private real estate programs sponsored by Grubb & Ellis Group also had as their primary investment objective the acquisition, ownership, operation and eventual sale of real estate. While we intend to continue to qualify as a REIT that invests in a diversified portfolio of real estate and real estate related securities, the private real estate programs were structured for the purpose of selling undivided tenant in common interests in a single property through a limited liability company.

As a prospective investor, you should read these Tables carefully together with the summary information concerning the prior programs as set forth in the “Prior Performance Summary” section of this prospectus.

As an investor in our company, you will not own any interest in the prior programs and should not assume that you will experience returns, if any, comparable to those experienced by investors in the prior programs.

Our advisor is owned and managed by Grubb & Ellis Realty Investors, LLC. Our advisor is responsible for managing our day-to-day business affairs and assets, administering our bookkeeping and accounting functions, serving as our consultant in connection with policy decisions to be made by our board of directors, managing or causing to be managed our properties, and rendering other property level services as our board of directors deems necessary. The financial results of the Prior Programs thus may provide some indication of our advisor’s performance of its obligations during the periods covered. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

The following tables are included herein:

Table I — Experience in Raising and Investing Funds (Unaudited)
Table II — Compensation to Sponsor (Unaudited)
Table III — Annual Operating Results of Prior Programs (Unaudited)
Table IV — Results of Completed Programs (Unaudited)
Table V — Sales or Disposals of Properties (Unaudited)

Additional information relating to the acquisition of properties by the Prior Programs is contained in Table VI, which is included in the registration statement which our company has filed with the SEC. We will provide to you copies of any or all information concerning the Prior Programs at no charge upon request.

Grubb & Ellis Group presents the data in Prior Performance Table III for each program on either a “GAAP basis” or an “income tax basis” depending on the reporting requirements of the particular program. In compliance with the SEC reporting requirements, the Table III presentation of Revenues, Expenses and Net Income for the public programs has been prepared and presented by Grubb & Ellis Group in conformity with accounting principles generally accepted in the Unites States of America, or GAAP, which incorporate accrual basis accounting. Grubb & Ellis Group presents Table III for all private programs on an income tax basis (which can in turn be presented on either a cash basis or accrual basis), specifically, the private programs are presented on a cash basis except for Western Real Estate Investment, Inc. and the four Notes Programs, which are presented on an accrual basis, as the only applicable reporting requirement is for the year-end tax information provided to each investor. The Table III data for all other private programs (which are generally formed using LLCs) are prepared and presented by Grubb & Ellis Group in accordance with the cash method of accounting for income tax purposes. This is because most, if not all, of the investors in these private programs are individuals required to report to the Internal Revenue Service using the cash method of accounting for income tax purposes, and the LLCs are required to report on this basis when more than 50.0% of their investors are taxpayers that report using the cash method of accounting for income tax purposes. When GAAP-basis affiliates invest in a private program, as in a Complex Ownership Structure, the ownership presentation in the tables is made in accordance with the cash method of accounting for income tax purposes. This presentation is made for consistency and to present results meaningful to the typical individual investor that invests in an LLC.

While SEC rules and regulations allow Grubb & Ellis Group to record and report results for its private programs on an income tax basis, investors should understand that the results of these private programs may be different if they were reported on a GAAP basis. Some of the major differences between GAAP accounting and income tax accounting (and, where applicable, between cash basis and accrual basis income tax accounting) that impact the accounting for investments in real estate are described in the following paragraphs:

•	The primary difference between the cash methods of accounting and accrual methods (both GAAP and the accrual method of accounting for income tax purposes) is that the cash method of accounting generally reports income when received and expenses when paid while the accrual method generally requires income to be recorded when earned and expenses recognized when incurred.

•	GAAP requires that, when reporting lease revenue, the minimum annual rental revenue be recognized on a straight-line basis over the term of the related lease, whereas the cash method of accounting for income tax purposes requires recognition of income when cash payments are actually received from tenants, and the accrual method of accounting for income tax purposes requires recognition of income when the income is earned pursuant to the lease contract.

•	GAAP requires that when an asset is considered held for sale, depreciation ceases to be recognized on that asset, whereas for income tax purposes, depreciation continues until the asset either is sold or is no longer in service.

•	GAAP requires that when a building is purchased certain intangible assets and liabilities (such as above-and below-market leases, tenant relationships and in-place lease costs) are allocated separately from the building and are amortized over significantly shorter lives than the depreciation recognized on the building. These intangible assets and liabilities are not recognized for income tax purposes and are not allocated separately from the building for purposes of tax depreciation.

•	GAAP requires that an asset is considered impaired when the carrying amount of the asset is greater than the sum of the future undiscounted cash flows expected to be generated by the asset, and an impairment loss must then be recognized to decrease the value of the asset to its fair value. For income tax purposes, losses are generally not recognized until the asset has been sold to an unrelated party or otherwise disposed of in an arm’s length transaction.

TABLE II
COMPENSATION TO SPONSOR (UNAUDITED)
PUBLIC PROGRAMS
December 31, 2007
Table II presents the types of compensation paid to Grubb & Ellis Group and its affiliates in connection with prior programs with offerings that closed in the three years prior to December 31, 2007. As of December 31, 2007, there were six public programs which paid compensation to Grubb & Ellis Group and its affiliates. Property management fees, asset management fees, acquisition fees, disposition fees, refinancing fees and leasing commissions are presented for consolidated properties at 100% of the amount incurred by the property on a GAAP basis. Consolidated property information has not been adjusted for the respective entities for affiliated ownership percentages. Additionally, unconsolidated properties information is not included in the tabular presentation.

	Other Programs
			NNN 2003			NNN 2002		Grubb & Ellis Apartment		Grubb & Ellis Healthcare		Total
	G REIT, Inc.		Value Fund, LLC	T REIT, Inc.(1)		Value Fund, LLC		REIT, Inc.		REIT, Inc.		All Programs

Date Offering Commenced	7/22/2002		7/11/2003	2/22/2000		5/15/2002		7/19/2006		9/20/2006
Dollar Amount Raised	$437,315,000		$50,000,000	$46,395,000		$29,799,000		$83,570,000	(2)	$211,046,000	(2)	$858,125,000

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$30,443,000		$3,898,000	$3,576,000		$2,089,000		$5,793,000		$14,568,000		$60,367,000
Marketing Support & Due Diligence Reimbursement	10,818,000		1,251,000	671,000		2,005,000		2,092,000		5,267,000		22,104,000
Organization & Offering Expenses	3,036,000		1,394,000	860,000		249,000		1,255,000		3,170,000		9,964,000
Due Diligence Allowance	—		—	—		—		111,000		115,000		226,000
Loan Fees	—		—	—		1,000		—		—		1,000
Acquisition Fees	—		1,783,000	—		1,192,000		—		—		2,975,000

Totals	$44,297,000		$8,326,000	$5,107,000		$5,536,000		$9,251,000		$23,120,000		$95,637,000

Amounts Paid to Sponsor at Acquisition for Real Estate
Acquisition Fees	$448,000		$2,441,000	$—		$—		$6,608,000		$12,253,000		$21,750,000

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$39,358,000	(3)	$(4,752,000)	$1,954,000	(4)	$3,941,000	(5)	$3,959,000		$9,451,000		$53,911,000

Amounts Paid to Sponsor from Operations — Year 2005
Property Management Fees	$5,617,000		$268,000	$291,000		$477,000		$—		$—		$6,653,000
Asset Management Fees	—		—	—		—		—		—		—
Leasing Commissions	2,756,000		747,000	349,000		86,000		—		—		3,938,000

Totals	$8,373,000		$1,015,000	$640,000		$563,000		$—		$—		$10,591,000

Amounts Paid to Sponsor from Operations — Year 2006
Property Management Fees	$4,811,000		$596,000	$84,000		$—		$24,000		$—		$5,515,000
Asset Management Fees	—		—	265,000		—		—		—		265,000
Leasing Commissions	3,705,000		947,000	—		—		—		—		4,652,000

Totals	$8,516,000		$1,543,000	$349,000		$—		$24,000		$—		$10,432,000

Amounts Paid to Sponsor from Operations — Year 2007
Property Management Fees	$1,658,000		$403,000	$—		$—		$489,000		$591,000		$3,141,000
Asset Management Fees	—		—	82,000		—		950,000		1,590,000		2,622,000
Leasing Commissions	1,114,000		856,000	—		—		—		265,000		2,235,000

Totals	$2,772,000		$1,259,000	$82,000		$—		$1,439,000		$2,446,000		$7,998,000

Amounts Paid to Sponsor from Property Sales and Refinancings
Disposition Fees	$13,514,000		$1,551,000	$1,317,000		$1,280,000		$—		$—		$17,662,000
Incentive Fees	—		—	—		—		—		—		—
Construction Management Fees	—		186,000	—		—		—		—		186,000
Refinancing Fees	—		225,000	—		—		—		—		225,000

Totals	$13,514,000		$1,962,000	$1,317,000		$1,280,000		$—		$—		$18,073,000

Notes:

(1)	Includes amounts paid by T REIT Liquidating Trust, successor of T REIT, Inc. as of July 20, 2007.

(2)	Amount is as of December 31, 2007 as the offering has not closed. Such amount excludes amounts issued under the distribution reinvesment plan.

(3)	Amount for G REIT, Inc. represents cash generated from operations for the one year ended December 31, 2005, plus payments to the sponsor from operations for the three years ended December 31, 2007 due to the adoption of the liquidation basis of accounting as of December 31, 2005.

(4)	Amount for T REIT, Inc. represents cash generated from operations for the period from January 1, 2005 through June 30, 2005, plus payments to the sponsor from operations for the three years ended December 31, 2007 due to the adoption of the liquidation basis of accounting as of June 30, 2005.

(5)	Amount for NNN 2002 Value Fund, LLC represents cash generated from operations for the period from January 1, 2005 through August 31, 2005, plus payments to the sponsor from operations for the three years ended December 31, 2007 due to the adoption of the liquidation basis of accounting as of August 31, 2005.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAM BY YEAR (UNAUDITED)
PUBLIC PROGRAMS
G REIT, INC.

Table III presents operating results for programs which have closed their offerings during each of the five years ended December 31, 2007.

	Year Ended December 31,
	2005(4)	2004	2003	Total

Gross Revenues	$—	$—	$—	$—
Profit on Sale of Properties	10,682,000	980,000	—	11,662,000
Interest, Dividends & Other Income	445,000	332,000	117,000	894,000
Gain on Sale of Marketable Securities	440,000	251,000	—	691,000
Equity in Earnings (Loss) of Unconsolidated Real Estate	1,337,000	(604,000)	204,000	937,000
Income (Loss) from Discontinued Operations	(4,215,000)	1,225,000	1,337,000	(1,653,000)
Less:
Operating Expenses	—	—	—	—
General and Administrative Expenses	4,006,000	2,419,000	1,287,000	7,712,000
Interest Expense(1)	2,054,000	1,243,000	293,000	3,590,000
Depreciation & Amortization	—	—	—	—
Minority Interest	—	—	—	—
Income Taxes	—	398,000	—	398,000

Net Income (Loss) — GAAP Basis	$2,629,000	$(1,876,000)	$78,000	$831,000

Taxable Income (Loss) From:
Operations	2,511,000	11,273,000	1,083,000	14,867,000
Gain on Sale	11,963,000	251,000	—	12,214,000
Cash Generated From (Used By):
Operating Activities	19,697,000	39,905,000	7,878,000	67,480,000
Investing Activities	80,432,000	(563,218,000)	(291,418,000)	(774,204,000)
Financing Activities(2)	(76,789,000)	552,058,000	296,053,000	771,322,000

Cash Generated From (Used By) Operations, Investing & Financing	23,340,000	28,745,000	12,513,000	64,598,000
Less: Cash Distributions From:
Operating Activities — to Investors	19,023,000	26,335,000	5,285,000	50,643,000
Operating Activities — to Minority Interest	674,000	376,000	74,000	1,124,000
Investing & Financing Activities	—	—	—	—
Other (return of capital)	13,865,000	—	—	13,865,000

Cash Generated (Deficiency) after Cash Distributions	(10,222,000)	2,034,000	7,154,000	(1,034,000)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(10,222,000)	$2,034,000	$7,154,000	$(1,034,000)

TABLE III
OPERATING RESULTS OF PRIOR PROGRAM BY YEAR (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
G REIT, INC.

	Year Ended December 31,
	2005(4)	2004	2003

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$5.72	$30.19	$13.14
— from recapture	—	—	—
Capital Gain (Loss)	27.27	0.67	—
Cash Distributions to Investors(3)
Sources (on GAAP basis)
— Operating Activities	43.37	70.54	64.12
— Investing & Financing Activities	—	—	—
— Other (Return of Capital)	31.61	—	—
Sources (on Cash basis)
— Sales	—	—	—
— Investing & Financing Activities	—	—	—
— Operations	43.37	70.54	64.12
— Other (Return of Capital)	$31.61	$—	$—

Notes:
(1) Includes amortization of deferred financing costs.
(2) Includes proceeds from issuance of common stock — net.	$—	$236,109,000	$138,305,000
(3) Cash Distributions per $1,000 invested excludes distributions to minority interests.
(4) The program adopted the liquidation basis of accounting as of December 31, 2005 and for all subsequent periods.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PUBLIC PROGRAMS
NNN 2003 VALUE FUND, LLC

Table III presents operating results for programs which have closed their offerings during the five years ended December 31, 2007.

					Period from
					June 19,
					2003
					(Date of Inception)
					through
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003	Total

Gross Revenues	$7,024,000	$1,997,000	$776,000	$653,000	$—	$10,450,000
Profit on Sale of Properties	9,702,000	7,056,000	5,802,000	—	—	22,560,000
Interest, Dividends & Other Income	608,000	526,000	416,000	86,000	3,000	1,639,000
Gain on Sale of Marketable Securities	12,000	134,000	344,000	—	—	490,000
Equity in Earnings (Loss) of Unconsolidated Real Estate	(1,421,000)	(1,139,000)	2,510,000	(682,000)	(132,000)	(864,000)
Income (Loss) from Discontinued Operations	(1,465,000)	(3,545,000)	253,000	(145,000)	—	(4,902,000)
Less:
Operating Expenses	4,292,000	1,707,000	971,000	1,084,000	11,000	8,065,000
General and Administrative Expenses	1,300,000	742,000	1,272,000	339,000	7,000	3,660,000
Interest Expense(1)	4,416,000	1,231,000	447,000	638,000	—	6,732,000
Depreciation & Amortization	3,774,000	987,000	332,000	286,000	—	5,379,000
Minority Interest	(151,000)	(19,000)	166,000	(133,000)	(31,000)	(168,000)
Income Taxes	—	—	—	—	—	—

Net Income (Loss) — GAAP Basis	$829,000	$381,000	$6,913,000	$(2,302,000)	$(116,000)	$5,705,000

Taxable Income From:
Operations	(6,336,000)	(1,954,000)	95,000	680,000	231,000	(7,284,000)
Gain on Sale	8,540,000	5,952,000	3,354,000	—	—	17,846,000
Cash Generated From (Used By):
Operating Activities	(4,018,000)	(4,789,000)	238,000	2,476,000	174,000	(5,919,000)
Investing Activities	(17,530,000)	15,867,000	(64,529,000)	(45,158,000)	(9,932,000)	(121,282,000)
Financing Activities	33,255,000	(12,015,000)	70,050,000	52,269,000	12,437,000	155,996,000

Cash Generated From (Used By) Operations, Investing & Financing	11,707,000	(937,000)	5,759,000	9,587,000	2,679,000	28,795,000
Less: Cash Distributions From:
Operating Activities — to Investors	—	—	—	1,908,000	35,000	1,943,000
Operating Activities — to Minority Interest	—	—	238,000	408,000	19,000	665,000
Investing & Financing Activities	—	—	—	—	—	—
Other (return of capital)(3),(4)	4,143,000	9,179,000	4,657,000	—	—	17,979,000

Cash Generated (Deficiency) after Cash Distributions	7,564,000	(10,116,000)	864,000	7,271,000	2,625,000	8,208,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$7,564,000	$(10,116,000)	$864,000	$7,271,000	$2,625,000	$8,208,000

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
NNN 2003 VALUE FUND, LLC

					Period from
					June 19,
					2003
					(Date of
					Inception)
					through
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(127.10)	$(39.17)	$1.90	$22.09	$71.19
— from recapture	—	—	—	—	—
Capital Gain (Loss)	171.31	119.33	67.08	—	—
Cash Distributions to Investors(2)
Sources (on GAAP basis)
— Operating Activities	—	—	—	61.97	10.79
— Investing & Financing Activities	—	—	—	—	—
— Other (Return of Capital)	82.05	120.23	69.86	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—
— Investing & Financing Activities	—	—	—	—	—
— Operations	—	—	—	61.97	10.79
— Other (Return of Capital)	$82.05	$120.23	$69.86	$—	$—

Notes:

(1)	Includes amortization of deferred financing costs.

(2)	Cash Distributions per $1,000 invested excludes distributions to minority interests.

(3)	Includes cash distributions of $53,000, $3,182,000 and $1,164,000 to minority interests for the year ended December 31, 2007, 2006 and 2005, respectively.

(4)	Pursuant to NNN 2003 Value Fund, LLC’s Operating Agreement, cash proceeds from capital transactions are first treated as a return of capital.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PUBLIC PROGRAMS
NNN 2002 VALUE FUND, LLC

Table III presents operating results for programs which have closed their offerings during the five years ended December 31, 2007.

	Period from
	January 1, 2005	Year Ended
	through	December 31,
	August 31, 2005(4)	2004	2003	Total

Gross Revenues	$—	$—	$—	$—
Profit on Sale of Properties	6,674,000	—	—	6,674,000
Interest, Dividends & Other Income	76,000	6,000	46,000	128,000
Gain on Sale of Marketable Securities	—	—	—	—
Equity in Earnings (Loss) of Unconsolidated Real Estate	373,000	(278,000)	84,000	179,000
Income (Loss) from Discontinued Operations	1,049,000	196,000	(596,000)	649,000
Less: Operating Expenses	—	—	—	—
General and Administrative Expenses	15,000	99,000	69,000	183,000
Interest Expense(1)	3,000	9,000	—	12,000
Depreciation & Amortization	—	—	—	—
Minority Interest	—	—	—	—
Income Taxes	—	—	—	—

Net Income (Loss) — GAAP Basis	$8,154,000	$(184,000)	$(535,000)	$7,435,000

Taxable Income From:
Operations	143,000	732,000	137,000	1,012,000
Gain on Sale	14,843,000	—	—	14,843,000
Cash Generated From (Used By):
Operating Activities	3,378,000	2,984,000	2,140,000	8,502,000
Investing Activities	22,977,000	(2,170,000)	(47,060,000)	(26,253,000)
Financing Activities	(8,626,000)	2,068,000	44,416,000	37,858,000

Cash Generated From Operations, Investing & Financing	17,729,000	2,882,000	(504,000)	20,107,000
Less: Cash Distributions From:
Operating Activities — to Investors	2,726,000	2,027,000	1,693,000	6,446,000
Operating Activities — to Minority Interest	652,000	957,000	447,000	2,056,000
Investing & Financing Activities	—	—	—	—
Other (return of capital)(2)	10,330,000	410,000	100,000	10,840,000

Cash Generated (Deficiency) after Cash Distributions	4,021,000	(512,000)	(2,744,000)	765,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$4,021,000	$(512,000)	$(2,744,000)	$765,000

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
NNN 2002 VALUE FUND, LLC

	Period from
	January 1, 2005	Year Ended
	through	December 31,
	August 31, 2005(4)	2004	2003

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$4.80	$24.56	$5.64
— from recapture	—	—	—
Capital Gain (Loss)	498.09	—	—
Cash Distributions to Investors(3)
Sources (on GAAP basis)
— Operating Activities	91.48	68.02	69.71
— Investing & Financing Activities	—	—	—
— Other (Return of Capital)	346.64	13.76	4.12
Sources (on Cash basis)
— Sales
— Investing & Financing Activities	—	—	—
— Operations	91.48	68.02	69.71
— Other (Return of Capital)	$346.64	$13.76	$4.12

Notes:

(1)	Includes amortization of deferred financing costs.

(2)	Pursuant to NNN 2002 Value Fund, LLC’s Operating Agreement, cash proceeds from capital transactions are first treated as a return of capital.

(3)	Cash Distributions per $1,000 invested excludes distributions to minority interests.

(4)	The program adopted the liquidation basis of accounting as of August 31, 2005 and for all subsequent periods. However, the taxable income numbers are for the year ended December 31, 2005, as the liquidation basis of accounting is not applicable for income tax purposes.

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED)
PUBLIC PROGRAMS
December 31, 2007

Table V presents the sales or disposals of properties in prior public programs in the three years prior to December 31, 2007.

								Cost of Properties
	Selling Price, Net of Closing Costs & GAAP Adjustments							Including Closing & Soft Costs					Excess
					Purchase				Total				(Deficiency)
			Cash		Money	Adjustments			Acquisition				of Property
			Received		Mortgage	Resulting			Costs, Capital		Gain (loss)		Operating
			Net of	Mortgage	Taken	from		Original	Improvements		on		Cash Receipts
	Date	Date	Closing	Balance at	Back By	Application		Mortgage	Closing &		sale of		Over Cash
Property	Acquired	of Sale(1)	Costs(2)	Time of Sale	Program(3)	of GAAP	Total(24)	Financing	Soft Costs(4)	Total	Investment		Expenditures

T REIT, Inc.
County Center Drive(5)	Jan-02	Apr-05	$603,000	$472,000	N/A	N/A	$1,075,000	$514,000	$370,000	$884,000	$191,000		N/A
City Center West A(6)	Mar-02	Jul-05	$13,379,000	$11,015,000	N/A	N/A	$24,394,000	$11,586,000	$6,836,000	$18,422,000	$5,972,000	(23)	N/A
Emerald Plaza(7)	Jun-04	Nov-05	$1,390,000	$1,850,000	N/A	N/A	$3,240,000	$1,850,000	$807,000	$2,657,000	$583,000	(23)	N/A
Pacific Corporate Park(8)	Mar-02	Dec-05	$1,645,000	$—	N/A	N/A	$1,645,000	$3,534,000	$(2,376,000)	$1,158,000	$487,000	(23)	N/A
Reno Trademark Building(9)	Sep-01	Jan-06	$2,310,000	$1,778,000	N/A	N/A	$4,088,000	$1,080,000	$1,728,000	$2,808,000	$1,280,000	(23)	N/A
Oakey Building(10)	Apr-04	Jan-06	$917,000	$863,000	N/A	N/A	$1,780,000	$392,000	$808,000	$1,200,000	$580,000	(23)	N/A
University Heights	Aug-02	Jan-06	$2,765,000	$4,209,000	N/A	N/A	$6,974,000	$—	$6,518,000	$6,518,000	$456,000	(23)	N/A
AmberOaks Corporate Center(11)	Jan-04	Jun-06	$12,167,000	$11,229,000	N/A	N/A	$23,396,000	$11,250,000	$2,260,000	$13,510,000	$9,886,000	(23)	N/A
Titan Building & Plaza(12)	Apr-02	Jul-06	$3,725,000	$2,862,000	N/A	N/A	$6,587,000	$2,910,000	$1,279,000	$4,189,000	$2,398,000	(23)	N/A
Enclave Parkway	Dec-03	Jun-07	$725,000	$743,000	N/A	N/A	$1,468,000	$779,000	$302,000	$1,081,000	$387,000	(23)	N/A

G REIT, Inc.
525 B Street (Golden Eagle)	Jun-04	Aug-05	$52,218,000	$63,640,000	N/A	N/A	$115,858,000	$69,943,000	$35,365,000	$105,308,000	$10,550,000		N/A
Park Sahara(13)	Mar-03	Dec-05	$273,000	$376,000	N/A	N/A	$649,000	$399,000	$118,000	$517,000	$132,000		N/A
600 B Street (Comerica)(14)	Jun-04	Jul-06	$91,730,000	$—	N/A	N/A	$91,730,000	$56,057,000	$11,638,000	$67,695,000	$24,035,000	(23)	N/A
Hawthorne Plaza	Apr-04	Sep-06	$68,261,000	$51,719,000	N/A	N/A	$119,980,000	$62,750,000	$27,274,000	$90,024,000	$29,956,000	(23)	N/A
AmberOaks Corporate Center	Jan-04	Sep-06	$27,584,000	$18,050,000	N/A	N/A	$45,634,000	$14,250,000	$20,455,000	$34,705,000	$10,929,000	(23)	N/A
Brunswig Square	Apr-04	Oct-06	$9,639,000	$15,543,000	N/A	N/A	$25,182,000	$15,830,000	$7,327,000	$23,157,000	$2,025,000	(23)	N/A
Centerpoint Corporate Park	Dec-03	Oct-06	$33,707,000	$40,000,000	N/A	N/A	$73,707,000	$25,029,000	$28,139,000	$53,168,000	$20,539,000	(23)	N/A
5508 Highway 290 West	Sep-02	Nov-06	$(862,000)	$9,588,000	N/A	N/A	$8,726,000	$6,700,000	$2,026,000	$8,726,000	$—	(23)	N/A
Department of Children and Families Campus	Apr-03	Nov-06	$2,898,000	$8,881,000	N/A	N/A	$11,779,000	$7,605,000	$3,004,000	$10,609,000	$1,170,000	(23)	N/A
Public Ledger Building	Feb-04	Nov-06	$13,933,000	$24,520,000	N/A	N/A	$38,453,000	$25,000,000	$12,171,000	$37,171,000	$1,282,000	(23)	N/A
Atrium Building	Jan-03	Dec-06	$(219,000)	$3,448,000	N/A	N/A	$3,229,000	$2,200,000	$2,171,000	$4,371,000	$(1,142,000)	(23)	N/A
Gemini Plaza	May-03	Dec-06	$5,633,000	$10,089,000	N/A	N/A	$15,722,000	$9,815,000	$3,178,000	$12,993,000	$2,729,000	(23)	N/A
Two Corporate Plaza	Nov-02	Jan-07	$7,127,000	$9,633,000	N/A	N/A	$16,760,000	$10,160,000	$3,051,000	$13,211,000	$3,549,000	(23)	N/A
One World Trade Center	Dec-03	Mar-07	$54,165,000	$90,000,000	N/A	N/A	$144,165,000	$77,000,000	$33,144,000	$110,144,000	$34,021,000	(23)	N/A
One Financial Plaza	Aug-04	Mar-07	$11,487,000	$23,870,000	N/A	N/A	$35,357,000	$23,870,000	$8,657,000	$32,527,000	$2,830,000	(23)	N/A
824 Market Street	Oct-03	Jun-07	$16,636,000	$18,230,000	N/A	N/A	$34,866,000	$—	$35,813,000	$35,813,000	$(947,000)	(23)	N/A
North Belt Corporate Center	Apr-04	Jun-07	$6,952,000	$9,731,000	N/A	N/A	$16,683,000	$—	$14,208,000	$14,208,000	$2,475,000	(23)	N/A
Opus Plaza at Ken Caryl	Sep-05	Jul-07	$3,207,000	$6,700,000	N/A	N/A	$9,907,000	$6,700,000	$3,612,000	$10,312,000	$(405,000)	(23)	N/A
Madrona Buildings	Mar-04	Aug-07	$15,034,000	$32,901,000	N/A	N/A	$47,935,000	$28,458,000	$16,907,000	$45,365,000	$2,570,000	(23)	N/A
Eaton Freeway Industrial Park	Oct-05	Sep-07	$2,326,000	$5,000,000	N/A	N/A	$7,326,000	$5,000,000	$2,885,000	$7,885,000	$(559,000)	(23)	N/A

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

								Cost of Properties
	Selling Price, Net of Closing Costs & GAAP Adjustments							Including Closing & Soft Costs					Excess
					Purchase				Total				(Deficiency)
			Cash		Money	Adjustments			Acquisition				of Property
			Received		Mortgage	Resulting			Costs, Capital		Gain (loss)		Operating
			Net of	Mortgage	Taken	from		Original	Improvements		on		Cash Receipts
	Date	Date	Closing	Balance at	Back By	Application		Mortgage	Closing &		sale of		Over Cash
Property	Acquired	of Sale(1)	Costs(2)	Time of Sale	Program(3)	of GAAP	Total(24)	Financing	Soft Costs(4)	Total	Investment		Expenditures

North Pointe Corporate Center(15)	Aug-03	Sep-07	$23,007,000	$—	N/A	N/A	$23,007,000	$15,600,000	$8,213,000	$23,813,000	$(806,000)	(23)	N/A
Bay View Plaza	Jul-03	Nov-07	$3,828,000	$5,577,000	N/A	N/A	$9,405,000	$—	$11,602,000	$11,602,000	$(2,197,000)	(23)	N/A

NNN 2002 Value Fund, LLC
Bank of America Plaza West	Sep-02	Mar-05	$11,768,000	$9,053,000	N/A	N/A	$20,821,000	$14,200,000	$(53,000)	$14,147,000	$6,674,000		N/A
Netpark(16)	Jun-03	Sep-05	$15,249,000	$17,014,000	N/A	N/A	$32,263,000	$15,750,000	$8,298,000	$24,048,000	$8,215,000	(23)	N/A

NNN 2003 Value Fund, LLC
Satellite Place(17)	Nov-04	Feb-05	$7,727,000	$11,000,000	N/A	N/A	$18,727,000	$11,000,000	$7,342,000	$18,342,000	$385,000		N/A
Financial Plaza(18)	Oct-04	Apr-05	$2,327,000	$4,110,000	$2,300,000	N/A	$8,737,000	$4,125,000	$1,597,000	$5,722,000	$3,015,000		N/A
801 K Street(19)	Mar-04	Aug-05	$7,244,000	$7,570,000	N/A	N/A	$14,814,000	$7,567,000	$5,168,000	$12,735,000	$2,079,000		N/A
Emerald Plaza(20)	Jun-04	Nov-05	$2,405,000	$3,151,000	N/A	N/A	$5,556,000	$3,151,000	$1,417,000	$4,568,000	$988,000		N/A
Southwood Tower	Oct-04	Dec-05	$7,493,000	$—	N/A	N/A	$7,493,000	$—	$5,091,000	$5,091,000	$2,402,000		N/A
Oakey Building(21)	Apr-04	Jan-06	$7,052,000	$6,639,000	N/A	N/A	$13,691,000	$3,016,000	$5,132,000	$8,148,000	$5,543,000		N/A
3500 Maple(22)	Dec-05	Oct-06	$21,726,000	$46,530,000	N/A	N/A	$68,256,000	$57,737,000	$9,346,000	$67,083,000	$1,173,000		N/A
Interwood	Jan-05	Mar-07	$4,900,000	$5,500,000	N/A	N/A	$10,400,000	$5,500,000	$2,223,000	$7,723,000	$2,677,000		N/A
Daniels Road land parcel	Oct-05	Mar-07	$1,193,000	$—	N/A	N/A	$1,193,000	$—	$736,000	$736,000	$457,000		N/A
Woodside Corporate Park	Sep-05	Dec-07	$11,257,000	$16,754,000	N/A	N/A	$28,011,000	$15,915,000	$5,528,000	$21,443,000	$6,568,000		N/A

Notes:

(1)	No sales were to affiliated parties except as noted below.

(2)	Net cash received plus assumption of certain liabilities by buyer.

(3)	The amounts shown are the face amounts and do not represent discounted current value.

(4)	Does not include pro-rata share of original offering costs. Amount shown is net of depreciation for consolidated properties and net of previous distributions received for unconsolidated properties.

(5)	Represents results only for T REIT’s 16.0% interest.

(6)	Represents results only for T REIT’s 89.1% interest.

(7)	Represents results only for T REIT’s 2.7% interest.

(8)	Represents results only for T REIT’s 22.8% interest. Date of Sale is the date of sale of the last building in the property. Cash received is our final distribution on the investment and mortgage at the time of sale is the mortgage balance as of the date of the sale of the last building. Note that the balance was paid off in connection with the sale of one of the earlier buildings.

(9)	Represents results only for T REIT’s 40.0% tenant in common interest.

(10)	Represents results only for T REIT’s 9.8% interest.

(11)	Represents results only for T REIT’s 75% tenant in common interest.

(12)	Represents results only for T REIT’s 48.5% tenant in common interest.

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

(13)	Represents results only for G REIT’s 4.75% interest.

(14)	The mortgage associated with 600 B Street (Comerica) was paid off in connection with a prior property sale.

(15)	The debt associated with North Pointe Corporate Center was paid off in connection with a prior property sales.

(16)	This property was sold to an affiliated party. Represents results for NNN 2002 Value Fund, LLC’s 50.0% interest.

(17)	This property was sold to an affiliated party.

(18)	In connection with the sale, we received a note receivable secured by the property, bears interest at a fixed rate of 8.0% per annum and matures on April 1, 2008. The note requires monthly interest-only payments.

(19)	Represents results only for NNN 2003 Value Fund, LLC’s 18.3% interest.

(20)	Represents results only for NNN 2003 Value Fund, LLC’s 4.6% interest.

(21)	Represents results only for NNN 2003 Value Fund, LLC’s 75.4% interest.

(22)	Date of sale represents the date of sale of NNN 2003 Value Fund, LLC’s last remaining interest in the property. Represents results only for NNN 2003 Value Fund, LLC’s 99% interest.

(23)	Represents the book value gain. Under liquidation accounting, adopted as of June 30, 2005 for T REIT, Inc., August 31, 2005 for NNN 2002 Value Fund, LLC, and December 31, 2005 for G REIT, Inc., an investment is carried at its estimated fair value less costs to sell.

(24)	The allocation of the taxable gain between ordinary and capital is as follows:

	Capital Gain/(Loss)	Ordinary Income/(Loss)	Total

T REIT, Inc.
County Center Drive	$269,000	$(2,000)	$267,000
City Center West A	$10,026,000	$—	$10,026,000
Emerald Plaza	$609,000	$—	$609,000
Pacific Corporate Park	$546,000	$—	$546,000
Reno Trademark Building	$1,425,000	$—	$1,425,000
Oakey Building	$365,000	$—	$365,000
University Heights	$1,470,000	$—	$1,470,000
AmberOaks Corporate Center	$9,974,000	$—	$9,974,000
Titan Building & Plaza	$3,314,000	$—	$3,314,000
Enclave Parkway	$369,000	$—	$369,000

G REIT, Inc.
525 B Street	$11,786,000	$550,000	$12,336,000
Park Sahara	$143,000	$8,000	$151,000
600 B Street (Comerica)	$24,919,000	$—	$24,919,000
Hawthorne Plaza	$26,026,000	$—	$26,026,000
AmberOaks Corporate Center	$10,259,000	$—	$10,259,000
Brunswig Square	$1,641,000	$—	$1,641,000
Centerpoint Corporate Park	$20,997,000	$—	$20,997,000
5508 Highway West 290	$1,446,000	$—	$1,446,000

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

	Capital Gain/(Loss)	Ordinary Income/(Loss)	Total

Department of Children and Families Campus	$818,000	$—	$818,000
Public Ledger Building	$4,465,000	$—	$4,465,000
Atrium Building	$665,000	$—	$665,000
Gemini Plaza	$2,125,000	$—	$2,125,000
Two Corporate Plaza	$5,651,000	$—	$5,651,000
One World Trade Center	$36,854,000	$—	$36,854,000
One Financial Plaza	$6,970,000	$—	$6,970,000
824 Market Street	$2,795,000	$—	$2,795,000
North Belt Corporate Center	$2,797,000	$—	$2,797,000
Opus Plaza at Ken Caryl	$6,000	$—	$6,000
Madrona Buildings	$7,307,000	$—	$7,307,000
Eaton Freeway Industrial Park	$(210,000)	$—	$(210,000)
North Pointe Corporate Center	$952,000	$—	$952,000
Bay View Plaza	$(1,345,000)	$—	$(1,345,000)

NNN 2002 Value Fund, LLC
Bank of America Plaza West	$6,369,000	$12,000	$6,381,000
Netpark	$8,996,000	$633,000	$9,629,000

NNN 2003 Value Fund, LLC
Satellite Place	$—	$509,000	$509,000
Financial Plaza	$—	$3,072,000	$3,072,000
801 K Street	$1,972,000	$—	$1,972,000
Emerald Plaza	$1,029,000	$—	$1,029,000
Southwood Tower	$3,239,000	$—	$3,239,000
Oakey Building	$2,816,000	$—	$2,816,000
3500 Maple	$—	$1,440,000	$1,440,000
Interwood	$1,952,000	$—	$1,952,000
Daniels Road land parcel	$459,000	$—	$459,000
Woodside Corporate Park	$3,824,000	$—	$3,824,000

TABLE I
EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Table I presents the experience of Grubb & Ellis Group in raising and investing funds in prior programs where the offering closed in the three years prior to December 31, 2007. As of December 31, 2007, there were 104 private programs which closed in the preceding three years. 102 programs are presented in the aggregate, having similar investment objectives providing Tenant In Common (TIC) interests, a form of ownership which complies with Section 1031 of the Internal Revenue Code, to investors involved in a tax deferred exchange. Our Advisor is the Advisor and Sponsor to four public programs which have invested as LLC members or TICs in certain private programs. At December, 31 2007, there were two affiliated investments by two public programs in a private program where the offering closed in the preceding three years. This affiliated investment is disclosed in Table I. Table I further reflects the impact of affiliated ownership on offering proceeds by excluding the affilated program ownership.

There is one notes program, NNN Collateralized Senior Notes Program, LLC, which offering closed in the preceding three years. This program is not aggregated as the investment objective differs from the other private programs. An investor in the notes program is making an investment in note units, which is a loan to the company, not an equity investment. The company is owned by Grubb & Ellis Realty Investors which intends to use the net proceeds to support its efforts in sponsoring real estate investments by making unsecured loans to affiliated real estate programs. Grubb & Ellis Realty Investors, as the sole member and manager of the company, has guaranteed the payment of all principal and interest on the note units.

In addition, 17 prior programs remained open as of December 31, 2007. As of December 31, 2007, the Dollar Amount Raised for open programs was $136,684,000, representing 70.9% of the aggregate Dollar Amount Offered totaling $192,750,000.

TABLE I
EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED)
CONSOLIDATED PRIVATE PROGRAMS
DECEMBER 31, 2007

						Total Private
	NNN	NNN	102	Subtotal of	Less	Programs Excluding
	Opportunity	Collateralized	TIC	104 Private	1 Affiliated	Affiliated
	Fund VIII, LLC	Senior Notes, LLC	Programs	Programs	Program	Ownership

Dollar Amount Offered	$20,000,000	$50,000,000	$1,420,242,000	$1,490,242,000	$4,751,000	$1,485,491,000

Dollar Amount Raised	$11,806,000	$16,277,000	$1,420,202,000	$1,448,285,000	$4,751,000	$1,443,534,000

Percentage Amount Raised	59.0%	32.6%	100.0%	97.2%	100.0%	97.2%

Less Offering Expenses:
Selling Commissions	7.0%	5.8%	6.9%	6.9%	7.0%	6.9%
Marketing Support & Due Diligence Reimbursement	3.5%	1.5%	3.3%	3.3%	2.5%	3.3%
Organization & Offering Expenses(1)	2.5%	1.0%	2.5%	2.5%	4.0%	2.5%
Reserves	8.0%	—%	5.5%	5.4%	2.5%	5.4%

Percent Available for Investment	79.0%	91.7%	81.8%	81.9%	84.0%	81.9%
Acquisition Cost:
Cash Down Payment	74.5%	91.7%	76.3%	76.5%	80.7%	76.4%
Loan Fees(2)	2.5%	—%	3.9%	3.8%	3.3%	3.9%
Acquisition Fees Paid to Affiliates	2.0%	—%	—%	—%	—%	—%

Total Acquisition Cost	79.0%	91.7%	80.2%	80.3%	84.0%	80.3%

Percent Leveraged	82%	n/a	72%	71%
Date Offering Began	December 13, 2004	August 1, 2006	May 7, 2004 to August 29, 2007
Date Offering Ended	June 16, 2006	March 26, 2007	January 5, 2005 to December 13, 2007
Length of Offering (months)	18 months	8 months	1 to 17 months
Months to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	n/a	n/a	1 to 12 months
Number of Investors
Note Unit Holders	—	222	—	222	—	222
LLC Members	336	—	2,312	2,648	2	2,646
Tenants In Common (TICs)	—	—	2,785	2,785	—	2,785

Total	336	222	5,097	5,655	2	5,653

(1)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.

(2)	Includes amounts paid to third parties and Grubb & Ellis Group and its affiliates.

TABLE II
COMPENSATION TO SPONSOR (UNAUDITED)
PRIVATE PROGRAMS
December 31, 2007

Table II presents the types of compensation paid to Grubb & Ellis Group and its affiliates on a cash basis in connection with prior programs during the three years prior to December 31, 2007. As of December 31, 2007, there were 197 private programs which paid compensation to Grubb & Ellis Group and its affiliates during the preceding three years. 103 private program offerings closed in the past three years. As of December 31, 2007, there were 14 affiliated investments by public programs in 11 private programs, one of which closed in the three years prior to December 31, 2007. For programs with affiliated ownerships, the pro rata share of payments relating to affiliated ownerships are aggregated and disclosed in Table II. Table II further discloses the impact of the pro rata share of aggregate affiliated ownership payments on total payments to sponsor by excluding amounts relating to public program (affiliated) ownership in private programs. 94 of the Other Programs made payments to Grubb & Ellis Group and its affiliates in the three years prior to December 31, 2007, 77 of the Other Programs closed prior to December 31, 2004 and 17 of the Other Programs remained open as of December 31, 2007.

TABLE II
COMPENSATION TO SPONSOR (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
December 31, 2007

					Total Private
					Programs
	103	94	197	Less	Excluding
	Private	Other	Private	11 Affiliated	Affiliated
	Programs	Programs	Programs	Programs	Ownership

	May 7, 2004 to	July 1, 1998 to
Date Offering Commenced	August 29, 2007	November 27, 2007
Dollar Amount Raised	$1,432,006,000	$749,410,000	$2,181,416,000	$61,635,000	$2,119,781,000

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$83,612,000	$8,972,000	$92,584,000	$—	$92,584,000
Marketing Support & Due Diligence Reimbursement	43,312,000	4,688,000	48,000,000	—	48,000,000
Organization & Offering Expenses	25,944,000	1,780,000	27,724,000	—	27,724,000
Loan Fees	14,447,000	1,508,000	15,955,000	—	15,955,000
Acquisition Fees	—	—	—	—	—

Totals	$167,315,000	$16,948,000	$184,263,000	$—	$184,263,000

Amounts Paid to Sponsor at Acquisition for Real Estate Acquisition Fees	$82,851,000	$7,413,000	$90,264,000	$—	$90,264,000

Dollar Amount of Cash Generated from Operations Before Deducting Payments to Sponsor	$217,135,000	$138,150,000	$355,285,000	$13,553,000	$341,732,000

Amounts Paid to Sponsor from Operations — Year 2005:
Property Management Fees	$3,305,000	$8,319,000	$11,624,000	$1,078,000	$10,546,000
Asset Management Fees	31,000	991,000	1,022,000	—	1,022,000
Leasing Commissions	2,613,000	4,211,000	6,824,000	1,247,000	5,577,000

Totals	$5,949,000	$13,521,000	$19,470,000	$2,325,000	$17,145,000

Amounts Paid to Sponsor from Operations — Year 2006:
Property Management Fees	$10,095,000	$8,091,000	$18,186,000	$697,000	$17,489,000
Asset Management Fees	—	—	—	—	—
Leasing Commissions	5,407,000	5,408,000	10,815,000	269,000	10,546,000

Totals	$15,502,000	$13,499,000	$29,001,000	$966,000	$28,035,000

Amounts Paid to Sponsor from Operations — Year 2007:
Property Management Fees	$15,581,000	$4,239,000	$19,820,000	$236,000	$19,584,000
Asset Management Fees	35,000	30,000	65,000	—	65,000
Leasing Commissions	6,728,000	2,908,000	9,636,000	67,000	9,569,000

Totals	$22,344,000	$7,177,000	$29,521,000	$303,000	$29,218,000

Amounts Paid to Sponsor from Property Sales and Refinancings:
Real Estate Commissions	$13,279,000	$24,442,000	$37,721,000	$1,967,000	$35,754,000
Incentive Fees	78,000	3,093,000	3,171,000	501,000	2,670,000
Construction Management Fees	895,000	707,000	1,602,000	214,000	1,388,000
Refinancing Fees	639,000	371,000	1,010,000	82,000	928,000

Totals	$14,891,000	$28,613,000	$43,504,000	$2,764,000	$40,740,000

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PRIVATE PROGRAMS
TENANT IN COMMON (TIC) PROGRAMS

Table III presents certain operating results for programs which have closed their offerings during the five years ended December 31, 2007. The programs presented are aggregated, having similar investment objectives providing Tenant In Common (TIC) interests, a form of ownership which complies with Section 1031 of the Internal Revenue Code, to investors involved in a tax deferred exchange.

	2007	2006	2005	2004	2003
	132 TIC	118 TIC	85 TIC	45 TIC	21 TIC
	Programs	Programs	Programs	Programs	Programs

Gross Revenues	$457,039,000	$353,409,000	$222,797,000	$122,967,000	$37,570,000
Profit on Sale of Properties	46,562,000	38,606,000	35,250,000	—	12,000
Less:
Operating Expenses	176,524,000	131,146,000	83,829,000	42,684,000	13,918,000
Owners Expenses	11,823,000	8,906,000	3,774,000	1,554,000	540,000
Interest Expense	162,938,000	128,262,000	67,923,000	28,769,000	8,281,000
Depreciation & Amortization (1)

Net Income (1)	$152,316,000	$123,701,000	$102,521,000	$49,960,000	$14,843,000

Taxable Income (Loss) (1)
Cash Generated From:
Operations	$114,180,000	$86,322,000	$68,963,000	$49,062,000	$14,831,000
Sales	154,471,000	109,710,000	124,049,000	—	—
Refinancing	4,025,000	2,929,000	7,578,000	819,000	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	272,676,000	198,961,000	200,590,000	49,881,000	14,831,000
Additional Cash Adjustments	—	—	—	—	—
Less: Monthly Mortgage Principal Repayments	7,334,000	5,424,000	6,539,000	4,115,000	606,000

Cash Generated From Operations, Sales & Refinancing	265,342,000	193,537,000	194,051,000	45,766,000	14,225,000
Less: Cash Distributions to Investors From:
Operating Cash Flow	90,907,000	72,659,000	49,383,000	26,878,000	6,884,000
Sales & Refinancing	156,006,000	110,693,000	121,385,000	757,000	—
Other (return of capital)(2)	6,543,000	3,831,000	325,000	243,000	—

Cash Generated (Deficiency) after Cash Distributions	11,886,000	6,354,000	22,958,000	17,888,000	7,341,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$11,886,000	$6,354,000	$22,958,000	$17,888,000	$7,341,000

Tax and Distribution Data Per $1,000 Invested (3)
Federal Income Tax Results (1):
Cash Distributions to Investors Sources (on Tax basis)
— Investment Income	$—	$—	$—	$—	$—
— Return of Capital	3.93	2.59	0.29	0.46	—
Sources (on Cash basis)
— Sales and Refinancing	93.62	74.70	107.58	1.44	—
— Operations	$54.55	$49.03	$43.77	$51.27	$31.69

(1)	For the Tenant In Common (TIC) programs, individual investors are involved in a tax deferred exchange. Each TIC has an individual tax basis for depreciation and amortization and is responsible for their own calculations of depreciation and amortization.

(2)	Amounts may be the result of several reasons, including but not limited to the following: utilization of equity funded reserves for designated repairs in apartment programs; utilization of equity funded reserves for payment of mezzanine interest; acceleration of payments for interest expense and property taxes for income tax purposes; unbilled CAM and rents at the year end; unanticipated expenses due to hurricane damage at two properties.

(3)	Based on the total offering raised at the close of the program.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PRIVATE PROGRAMS
AFFILIATED OWNERSHIP IN TENANT IN COMMON (TIC) PROGRAMS

Table III presents operating results for programs which have closed their offerings during the five years ended December 31, 2007. The programs presented are aggregated, having similar investment objectives providing Tenant In Common (TIC) interests, a form of ownership which complies with Section 1031 of the Internal Revenue Code, to investors involved in a tax deferred exchange. In some instances, other programs affiliated with Grubb & Ellis Group have invested in TIC programs either as a TIC or as a member of the LLC. This table presents, in aggregate, the results of affiliated programs investing in a TIC program.

	2007	2006	2005	2004	2003
	4 Affiliated	8 Affiliated	8 Affiliated	9 Affiliated	3 Affiliated
	Programs	Programs	Programs	Programs	Programs

Gross Revenues	$6,497,000	$6,912,000	$11,079,000	$18,014,000	$5,864,000
Profit on Sale of Properties	271,000	7,151,000	2,595,000	—	—
Less: Operating Expenses	2,934,000	4,059,000	5,475,000	6,510,000	2,612,000
Owners Expenses	78,000	171,000	159,000	150,000	74,000
Interest Expense	1,505,000	2,093,000	2,702,000	3,565,000	1,128,000
Depreciation & Amortization (1)

Net Income (1)	$2,251,000	$7,740,000	$5,338,000	$7,789,000	$2,050,000

Taxable Income (loss) (1):
Cash Generated From:
Operations	$2,015,000	$1,011,000	$2,800,000	$7,475,000	$2,050,000
Sales	724,000	20,676,000	10,028,000	—	—
Refinancing	—	—	(10,000)	287,000	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	2,739,000	21,687,000	12,818,000	7,762,000	2,050,000
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	362,000	114,000	140,000	93,000	22,000

Cash Generated From Operations, Sales & Refinancing	2,377,000	21,573,000	12,678,000	7,669,000	2,028,000
Less: Cash Distributions to Investors From:
Operating Cash Flow	624,000	1,288,000	2,641,000	3,791,000	1,057,000
Sales & Refinancing	724,000	21,727,000	9,826,000	259,000	—
Other (return of capital)	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	1,029,000	(1,442,000)	211,000	3,619,000	971,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$1,029,000	$(1,442,000)	$211,000	$3,619,000	$971,000

Tax and Distribution Data Per $1,000 Invested(2)
Federal Income Tax Results (1):
Cash Distributions to Investors
Sources (on Tax basis)	$—	$—	$—	$—	$—
— Return of Capital	—	—	—	—	—
Sources (on Cash basis)
— Sales and Refinancings	33.16	466.33	210.90	4.43	—
— Operations	$28.58	$27.64	$56.68	$64.87	$34.71

(1)	For the Tenant In Common (TIC) programs, individual investors are involved in a tax deferred exchange. Each TIC has an individual tax basis for depreciation and amortization and is responsible for their own calculations of depreciation and amortization.

(2)	Based on the total offering raised at the close of the program.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PRIVATE PROGRAMS
TENANT IN COMMON (TIC) PROGRAMS EXCLUDING AFFILIATED OWNERSHIP

Table III presents operating results for programs which have closed their offerings during the five years ended December 31, 2007. The programs presented are aggregated, having similar investment objectives providing Tenant In Common (TIC) interests, a form of ownership which complies with Section 1031 of the Internal Revenue Code, to investors involved in a tax deferred exchange. In select cases, other programs affiliated with Grubb & Ellis Group have invested in TIC programs either as a TIC or as a member of the LLC. This table presents, in aggregate, the results of TIC programs without affiliated ownership results.

	2007	2006	2005	2004	2003
	132 TIC	118	85	45	21
	Programs	TIC Programs	TIC Programs	TIC Programs	TIC Programs

Gross Revenues	$450,542,000	$346,497,000	$211,718,000	$104,953,000	$31,706,000
Profit on Sale of Properties	46,291,000	31,455,000	32,655,000	—	12,000
Less: Operating Expenses	173,590,000	127,087,000	78,354,000	36,174,000	11,306,000
Owners Expenses	11,745,000	8,735,000	3,615,000	1,404,000	466,000
Interest Expense	161,433,000	126,169,000	65,221,000	25,204,000	7,153,000

Depreciation & Amortization (1)
Net Income (1):	$150,065,000	$115,961,000	$97,183,000	$42,171,000	$12,793,000

Taxable Income (loss) (1):
Cash Generated From:
Operations	$112,165,000	$85,311,000	$66,163,000	$41,587,000	$12,781,000
Sales	153,747,000	89,034,000	114,021,000	—	—
Refinancing	4,025,000	2,929,000	7,588,000	532,000	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	269,937,000	177,274,000	187,772,000	42,119,000	12,781,000
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	6,972,000	5,310,000	6,399,000	4,022,000	584,000

Cash Generated From Operations, Sales & Refinancing	262,965,000	171,964,000	181,373,000	38,097,000	12,197,000
Less: Cash Distributions to Investors From:
Operating Cash Flow	90,283,000	71,371,000	46,742,000	23,087,000	5,827,000
Sales & Refinancing	155,282,000	88,966,000	111,559,000	498,000	—
Other (return of capital) (2)	6,543,000	3,831,000	325,000	243,000	—

Cash Generated (Deficiency) after Cash Distributions	10,857,000	7,796,000	22,747,000	14,269,000	6,370,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$10,857,000	$7,796,000	$22,747,000	$14,269,000	$6,370,000

Tax and Distribution Data Per $1,000 Invested (3)
Federal Income Tax Results (1):
Cash Distributions to Investors Sources (on Tax basis)
— Investment Income	$—	$—	$—	$—	$—
— Return of Capital	3.98	$2.67	$0.30	$0.52	$0.00
Sources (on Cash basis)
— Sales and Refinancings	94.42	61.99	103.13	1.07	0.00
— Operations	$54.90	$49.73	$43.21	$49.56	$31.19

(1)	For the Tenant In Common (TIC) programs, individual investors are involved in a tax deferred exchange. Each TIC has an individual tax bases for depreciation and amortization and is responsible for their own calculations of depreciation and amortization.

(2)	Amounts may be the result of several reasons, including but not limited to the following: utilization of equity funded reserves for designated repairs in apartment programs; utilization of equity funded reserves for payment of mezzanine interest; acceleration of payments for interest expense and property taxes for income tax purposes; unbilled common area maintenance, or CAM, and rents at the year end; unanticipated expenses due to hurricane damage at two properties.

(3)	Based on the total offering raised at the close of the program.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PRIVATE PROGRAMS
MULTIPLE PROPERTY INVESTMENT FUNDS

Table III presents certain operating results for a program which has closed its offering during the five years ended December 31, 2007. The multiple property investment fund offers LLC units of interest to investors. The program was formed for the purpose of acquiring a number of unspecified properties selected by its Manager, Grubb & Ellis Realty Investors.

	NNN Opportunity Fund VIII, LLC	NNN Opportunity Fund VIII, LLC
	2007	2006

Gross Revenues	$5,229,000	$2,514,000
Profit on Sale of Properties	—	848,000
Less: Operating Expenses	2,482,000	880,000
Owners Expenses	133,000	77,000
Interest Expense	3,338,000	1,577,000
Depreciation & Amortization	1,318,000	606,000

Net Income — Tax Basis	(2,042,000)	$222,000

Taxable Income From:
Operations	(2,042,000)	(626,000)
Gain on Sale	—	848,000
Cash Generated From:
Operations	(724,000)	(20,000)
Sales	—	1,614,000
Refinancing	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	(724,000)	1,594,000
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	—	—

Cash Generated From Operations, Sales & Refinancing	(724,000)	1,594,000
Less: Cash Distributions to Investors From:
Operating Cash Flow
Sales & Refinancing	525,000	346,000
Other (return of capital)	65,000	—

Cash Generated (Deficiency) after Cash Distributions	(1,249,000)	1,248,000
Less: Special Items (not including Sales & Refinancing)	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(1,249,000)	$1,248,000

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(172.96)	$(53.02)
— from recapture
Capital Gain (Loss)	—	71.83
Cash Distributions to Investors Sources (on Tax basis)
— Investment Income	—	—
— Return of Capital	5.51	—
Sources (on Cash basis)
— Sales	44.47	29.31
— Refinancing	—	—
— Operations	$—	$—

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PRIVATE PROGRAMS
NOTES PROGRAM

Table III presents certain operating results for a program which has closed its offering during the five years ended December 31, 2007. The notes program presented offers units of interest in the companys’ collateralized notes offering. The program was formed for the purpose of making loans to affiliates of Grubb & Ellis Group. Investors are making loans to the program. Grubb & Ellis Realty Investors, as the sole member of the company, has guarantied the note unit holders payment of all principal and interest on the note units. The results presented in this table are those of the company, not the note unit holders.

	NNN Collateralized Senior Notes, LLC	NNN Collateralized Senior Notes, LLC
	2007	2006

Gross Revenues (1)	$676,000 (1)	$15,000 (1)
Profit on Sale of Properties
Less: Operating Expenses	—	—
Owners Expenses	2,000	—
Interest Expense (2)	1,404,000 (2)	100,000 (2)
Depreciation & Amortization	288,000	31,000

Net Income — Tax Basis	(1,018,000)	(116,000)

Taxable Income From:
Operations	(1,018,000)	(116,000)
Gain on Sale
Cash Generated From:
Operations	(730,000)	(85,000)
Sales	—	—
Refinancing	—	—

Cash Generated From Operations, Sales & Refinancing	(730,000)	(85,000)
Less: Cash Distributions to Investors From:
Operating Cash Flow	—	—
Sales & Refinancing	—	—
Other (return of capital)	—	—

Cash Generated (Deficiency) after Cash Distributions	(730,000)	(85,000)
Less: Special Items (not including Sales & Refinancing)

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(730,000)	$(85,000)

Tax and Distribution Data Per $1,000 Invested
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	$8.75	$8.75
— Return of Capital	—	—
Sources (on Cash basis)
— Sales and Refinancing	—	—
— Operations	$—	$—

(1)	Gross Revenues represent interest income from loans made to other affiliated programs of Grubb & Ellis Group.

(2)	Cash distributions to the note unit holders are included in Interest Expense above.

TABLE IV
RESULTS OF COMPLETED PROGRAMS (UNAUDITED)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Table IV presents the results of completed programs for prior programs which have sold properties and completed operations during the five years prior to December 31, 2007.

			NNN					NNN		NNN	Truckee
			Town	NNN	NNN	NNN	Yerington	Tech	NNN	County	River
	Tellride	Kiwi	&	Bryant	Saddleback	Fund	Shopping	Fund	Alamosa	Center	Office
	Barstow,	Assoc,	Country,	Ranch,	Financial,	VIII,	Center,	III,	Plaza,	Drive,	Tower,
	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Dollar Amount Raised	$1,620,000	$2,681,000	$7,200,000	$5,000,000	$3,866,000	$8,000,000	$1,625,000	$3,699,000	$6,650,000	$3,125,000	$5,550,000
Number of Properties Purchased	1	1	1	1	1	3	1	3	1	1	1
Date of Closing of Offering	16-Dec-98	4-Feb-01	29-Mar-00	12-Nov-02	29-Oct-02	7-Mar-00	3-Aug-99	20-Jun-00	25-Oct-02	6-Feb-02	15-Jul-99
Date of First Sale of Property	19-Feb-03	25-Feb-03	25-Jun-04	2-Nov-04	27-Dec-04	26-Mar-02	17-Jan-05	3-Jul-01	24-Mar-05	14-Apr-05	15-Apr-05
Date of Final Sale of Property	19-Feb-03	25-Feb-03	25-Jun-04	2-Nov-04	27-Dec-04	6-Jan-04	17-Jan-05	7-Feb-05	24-Mar-05	14-Apr-05	15-Apr-05
Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results (1):
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
— Return of Capital	$—	$26.58	$71.23	$—	$11.83	$125.22	$54.24	$—	$13.82	$—	$—
Sources (on Cash basis)
— Sales	$884.53	$1,053.34	$1,221.31	$1,206.17	$1,384.96	$1,305.19	$1,132.76	$1,293.88	$1,266.59	$1,206.37	$953.00
— Refinancing	$—	$—	$68.33	$—	$—	$—	$—	$—	$—	$—	$—
— Operations	$401.16	$175.12	$268.98	$184.74	$181.08	$129.11	$496.14	$446.45	$210.94	$247.48	$619.55

(1)	There are three notes programs that have completed operations and are closed. The notes programs report interest income to the note unit holders. The remaining programs included in this table are TIC programs with investors generally involved in tax deferred exchanges. Accordingly, each TIC has an individual tax basis for determining amortization and depreciation. Neither type of program requires depreciation or amortization, therefore, there is no presentation of Federal Income Tax Results.

TABLE IV
RESULTS OF COMPLETED PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

		NNN	NNN	NNN	NNN	NNN			NNN	NNN	NNN
	NNN	Rocky Mountain	Jefferson	City Center	LV 1900	Park	NNN	NNN	Springtown	Emerald	Kahana
	North Reno	Exchange,	Square,	West A,	Aerojet Way	Sahara,	801 K Street,	Timberhills,	Mall,	Plaza,	Gateway,
	LLC	LLC (2)	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Dollar Amount Raised	$2,750,000	$2,670,000	$9,200,000	$1,238,000	$2,000,000	$4,953,000	$29,600,000	$3,695,000	$2,550,000	$42,800,000	$8,140,000
Number of Properties Purchased	1	1	2	1	1	5	1	1	1	1	3
Date of Closing of Offering	19-Jun-02	15-Feb-01	26-Aug-03	15-Mar-02	31-Aug-01	17-Mar-03	31-Mar-04	27-Nov-01	21-Mar-03	5-Jan-05	6-Mar-03
Date of First Sale of Property	19-May-05	31-May-05	22-Jul-05	28-Jul-05	27-Sep-05	20-Dec-05	26-Aug-05	19-Oct-05	2-Nov-05	10-Nov-05	15-Nov-05
Date of Final Sale of Property	19-May-05	31-May-05	22-Jul-05	28-Jul-05	27-Sep-05	20-Dec-05	26-Aug-05	19-Oct-05	2-Nov-05	10-Nov-05	15-Nov-05
Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results (1)):
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
— Return of Capital	$—	$24.79	$—	$13.68	$—	$35.18	$—	$—	$—	$—	$—
Sources (on Cash basis)
— Sales	$1,758.24	$829.87	$1,308.76	$1,300.67	$1,123.45	$1,102.58	$1,124.72	$1,387.80	$1,206.35	$1,203.34	$1,638.63
— Refinancing	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
— Operations	$323.12	$187.30	$189.41	$262.83	$319.50	$128.07	$113.57	$305.43	$439.16	$92.28	$252.29

(1)	There are three notes programs that have completed operations and are closed. The notes programs report interest income to the note unit holders. The remaining programs included in this table are TIC programs with investors generally involved in tax deferred exchanges. Accordingly, each TIC has an individual tax basis for determining amortization and depreciation. Neither type of program requires depreciation or amortization, therefore, there is no presentation of Federal Income Tax Results.

(2)	The investors received a note from Buyer as distributed proceeds from the sale.

TABLE IV
RESULTS OF COMPLETED PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

							NNN
	NNN		NNN	NNN	NNN	NNN	Amber	NNN	NNN	NNN	NNN
	Exchange	NNN	1851 E 1st	Reno	Oakey Building	City Center	Oaks	Titan Building	Las Cimas	901 Corporate	Sacramento
	Fund III,	PCP 1,	Street,	Trademark,	2003,	West B,	III,	and Plaza,	II and III,	Center,	Corporate,
	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Dollar Amount Raised	$6,300,000	$5,800,000	$20,500,000	$3,850,000	$8,270,000	$8,200,000	$10,070,000	$2,220,000	$32,250,000	$6,292,000	$12,000,000
Number of Properties Purchased	1	6	1	1	1	1	1	1	2	1	1
Date of Closing of Offering	31-May-00	25-Jun-02	29-Jul-03	29-Sep-01	19-May-04	15-Jun-02	20-Jan-04	28-May-02	9-Dec-04	3-Oct-03	21-May-01
Date of First Sale of Property	9-Dec-05	10-Oct-02	9-Jan-06	23-Jan-06	24-Jan-06	17-Apr-06	15-Jun-06	21-Jul-06	7-Aug-06	22-Aug-06	17-Nov-06
Date of Final Sale of Property	9-Dec-05	29-Dec-05	9-Jan-06	23-Jan-06	24-Jan-06	17-Apr-06	15-Jun-06	21-Jul-06	7-Aug-06	22-Aug-06	17-Nov-06
Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results (1):
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
— Return of Capital	$14.36	$—	$—	$—	$—	$—	$—	$—	$—	$10.89	$—
Sources (on Cash basis)
— Sales	$427.98	$1,016.63	$1,262.45	$1,256.62	$1,343.87	$1,882.87	$1,622.67	$1,582.58	$1,328.68	$1,190.72	$1,396.11
— Refinancing	$—	$—	$36.59	$283.64	$—	$—	$—	$—	$—	$—	$—
— Operations	$235.35	$283.85	$238.01	$361.45	$136.48	$306.07	$190.19	$589.44	$199.70	$172.94	$405.69

(1)	There are three notes programs that have completed operations and are closed. The notes programs report interest income to the note unit holders. The remaining programs included in this table are TIC programs with investors generally involved in tax deferred exchanges. Accordingly, each TIC has an individual tax basis for determining amortization and depreciation. Neither type of program requires depreciation or amortization, therefore, there is no presentation of Federal Income Tax Results.

TABLE IV
RESULTS OF COMPLETED PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

	NNN		NNN		NNN	NNN	NNN	NNN	NNN
	Parkwood	NNN	Wolf Pen	NNN	Enclave	4241 Bowling	2004 Notes	2005 Notes	2006 Notes
	Complex,	Twain,	Plaza,	Buschwood,	Parkway,	Green,	Program,	Program,	Program,	Program
	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	Totals

Dollar Amount Raised	$7,472,000	$2,925,000	$5,500,000	$3,200,000	$15,350,000	$2,850,000	$5,000,000	$2,300,000	$1,045,000	$320,006,000
Number of Properties Purchased	2	1	1	1	1	1	N/A	N/A	N/A	57
Date of Closing of Offering	23-Apr-03	20-May-04	23-Oct-02	25-Mar-03	27-May-04	27-Dec-02	14-Aug-01	14-Aug-01	22-May-03
Date of First Sale of Property	27-May-05	16-Mar-07	30-Mar-07	16-May-07	14-Jun-07	28-Aug-07	N/A	N/A	N/A
Date of Final Sale of Property	27-Dec-06	16-Mar-07	30-Mar-07	16-May-07	14-Jun-07	28-Aug-07	N/A	N/A	N/A
Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results (1):
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	$—	$—	$—	$—	$—	$—	$66.00	$33.00	$30.00
— Return of Capital	$—	$47.72	$2.33	$—	$—	$29.65	$—	$—	$—
Sources (on Cash basis)
— Sales	$1,319.02	$1,265.15	$1,432.80	$1,266.69	$1,447.06	$1,062.43	$—	$—	$—
— Refinancing	$—	$—	$—	$—	$—	$—	$—	$—	$—
— Operations	$377.68	$273.03	$370.44	$317.62	$355.73	$357.04	$—	$—	$—

(1)	There are three notes programs that have completed operations and are closed. The notes programs report interest income to the note unit holders. The remaining programs included in this table are TIC programs with investors generally involved in tax deferred exchanges. Accordingly, each TIC has an individual tax basis for determining amortization and depreciation. Neither type of program requires depreciation or amortization, therefore, there is no presentation of Federal Income Tax Results.

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED)
PRIVATE PROGRAMS
December 31, 2007

Table V presents sales or disposals of properties in prior programs during the three years prior to December 31, 2007. One sale is a NNN 2001 Value Fund, LLC property and 43 sales are of other TIC properties.

								Cost of Properties
								Including Closing & Soft Costs
			Selling Price,						Total
			Net of Closing Costs & GAAP Adjustments						Acquisition			(Deficiency)
						Adjustments			Costs,			of Property
			Cash		Purchase	Resulting			Capital			Operating
			Received	Mortgage	Mortgage	from			Improvements			Cash
		Date	Net of	Balance	Taken	Application		Original	Closing &		Gain on	Receipts
	Date	of	Closing	at Time	Back by	of		Mortgage	Soft		Sale of	Over Cash
Property(1)	Acquired	Sale	Costs(2)	of Sale	Program	GAAP	Total	Financing(3)	Costs(3)	Total	Investment	Expenditures(4)

Yerington Plaza Shopping Center, Yerington, NV	Mar-99	Jan-05	$1,925,000	$3,114,000	N/A	N/A	$5,039,000	$3,316,000	$1,261,000	$4,577,000	$462,000	$(32,000)
Moreno Corporate Center, Moreno Valley, CA	Jun-00	Feb-05	$6,688,000	$8,247,000	N/A	N/A	$14,935,000	$9,200,000	$3,421,000	$12,621,000	$2,314,000	$(503,000)
Alamosa Plaza Shopping Center, Las Vegas, NV	Oct-02	Mar-05	$8,539,000	$13,135,000	N/A	N/A	$21,674,000	$13,500,000	$5,214,000	$18,714,000	$2,960,000	$—
County Center Drive, Temecula, CA(5)	Sep-01	Apr-05	$3,615,000	$2,952,000	N/A	N/A	$6,567,000	$3,210,000	$2,248,000	$5,458,000	$1,109,000	$180,000
Truckee River Office Tower, Reno, NV	Dec-98	Apr-05	$4,903,000	$12,000,000	N/A	N/A	$16,903,000	$12,000,000	$6,434,000	$18,434,000	$(1,531,000)	$1,952,000
North Reno Plaza Shopping Center, Reno, NV	Jun-02	May-05	$4,751,000	$5,261,000	N/A	N/A	$10,012,000	$5,400,000	$1,899,000	$7,299,000	$2,713,000	$(116,000)
Galena Street Building, Denver, CO(6)	Nov-00	May-05	$—	$5,275,000	$2,106,000	N/A	$7,381,000	$5,275,000	$2,542,000	$7,817,000	$(436,000)	$425,000
Jefferson Square, Seattle, WA	Jul-03	Jul-05	$12,051,000	$12,835,000	N/A	N/A	$24,886,000	$13,070,000	$7,584,000	$20,654,000	$4,232,000	$498,000
City Center West ‘A’, Las Vegas, NV(7)	Mar-02	Jul-05	$15,982,000	$12,359,000	N/A	N/A	$28,341,000	$13,000,000	$9,713,000	$22,713,000	$5,628,000	$632,000
801 K Street Building, Sacramento, CA(8)	Mar-04	Aug-05	$34,092,000	$41,350,000	N/A	N/A	$75,442,000	$41,350,000	$26,333,000	$67,683,000	$7,759,000	$451,000
1900 Aerojet Way, Las Vegas, NV	Aug-01	Sep-05	$2,255,000	$3,491,000	N/A	N/A	$5,746,000	$3,625,000	$1,740,000	$5,365,000	$381,000	$157,000
1840 Aerojet Way, Las Vegas, NV	Sep-01	Sep-05	$3,128,000	$2,670,000	N/A	N/A	$5,798,000	$2,938,000	$2,371,000	$5,309,000	$489,000	N/A
Timberhills Shopping Center, Sonora, CA	Nov-01	Oct-05	$4,916,000	$6,163,000	N/A	N/A	$11,079,000	$6,390,000	$3,122,000	$9,512,000	$1,567,000	$453,000
Springtown Mall Shopping Center, San Marcos, TX	Dec-02	Nov-05	$2,874,000	$4,541,000	N/A	N/A	$7,415,000	$4,700,000	$1,940,000	$6,640,000	$775,000	$(184,000)
Emerald Plaza, San Diego, CA(9)(10)	Jun-04	Nov-05	$50,123,000	$68,500,000	N/A	N/A	$118,623,000	$68,500,000	$33,925,000	$102,425,000	$16,198,000	$(1,100,000)

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
December 31, 2007

								Cost of Properties
								Including Closing & Soft Costs
			Selling Price,						Total
			Net of Closing Costs & GAAP Adjustments						Acquisition			(Deficiency)
						Adjustments			Costs,			of Property
			Cash		Purchase	Resulting			Capital			Operating
			Received	Mortgage	Mortgage	from			Improvements			Cash
		Date	Net of	Balance	Taken	Application		Original	Closing &		Gain on	Receipts
	Date	of	Closing	at Time	Back by	of		Mortgage	Soft		Sale of	Over Cash
Property(1)	Acquired	Sale	Costs(2)	of Sale	Program	GAAP	Total	Financing(3)	Costs(3)	Total	Investment	Expenditures(4)

Kahana Gateway Shopping Center and Professional Building, Maui, HI	Dec-02	Nov-05	$11,165,000	$12,642,000	N/A	N/A	$23,807,000	$13,041,000	$6,732,000	$19,773,000	$4,034,000	$602,000
County Fair Mall, Woodland, CA	Dec-99	Dec-05	$2,978,000	$11,489,000	N/A	N/A	$14,467,000	$11,835,000	$5,643,000	$17,478,000	$(3,011,000)	$649,000
Park Sahara Office Park, Las Vegas, NV(11)	Mar-03	Dec-05	$6,549,000	$7,912,000	N/A	N/A	$14,461,000	$8,400,000	$4,327,000	$12,727,000	$1,734,000	$(261,000)
Pacific Corporate Park, Lake Forest, CA(12)(13)	Mar-02	Dec-05	$12,655,000	$15,500,000	N/A	N/A	$28,155,000	$15,500,000	$9,816,000	$25,316,000	$2,839,000	$(604,000)
1851 E 1st Street, Santa Ana, CA	Jun-03	Jan-06	$24,141,000	$49,000,000	N/A	N/A	$73,141,000	$45,375,000	$18,588,000	$63,963,000	$9,178,000	$(977,000)
Reno Trademark, Reno, NV(14)	Sep-01	Jan-06	$5,743,000	$4,445,000	N/A	N/A	$10,188,000	$2,700,000	$4,920,000	$7,620,000	$2,568,000	$78,000
Oakey Building, Las Vegas, NV(15)	Apr-04	Jan-06	$7,428,000	$10,650,000	N/A	N/A	$18,078,000	$4,000,000	$11,441,000	$15,441,000	$2,637,000	$1,626,000
City Center West ‘B’, Las Vegas, NV	Jan-02	Apr-06	$18,319,000	$14,116,000	N/A	N/A	$32,435,000	$14,650,000	$7,516,000	$22,166,000	$10,269,000	$(3,257,000)
Amber Oaks III, Austin, TX(16)	Jan-04	Jun-06	$16,253,000	$15,000,000	N/A	N/A	$31,253,000	$15,000,000	$9,737,000	$24,737,000	$6,516,000	$1,412,000
Titan Building and Plaza, San Antonio, TX(17)	Apr-02	Jul-06	$6,522,000	$6,900,000	N/A	N/A	$13,422,000	$6,000,000	$4,130,000	$10,130,000	$3,292,000	$1,565,000
Las Cimas II and III, Austin, TX	Sep-04	Aug-06	$44,215,000	$45,218,000	N/A	N/A	$89,433,000	$46,800,000	$27,046,000	$73,846,000	$15,587,000	$(569,000)
901 Corporate Center, Monterey Park, CA	Aug-03	Aug-06	$8,602,000	$10,906,000	N/A	N/A	$19,508,000	$11,310,000	$5,362,000	$16,672,000	$2,836,000	$(918,000)
Sacramento Corporate Center, Sacramento, CA	Mar-01	Nov-06	$22,735,000	$21,213,000	N/A	N/A	$43,948,000	$22,250,000	$14,334,000	$36,584,000	$7,364,000	$(255,000)
Parkwood I and II, Woodlands, TX	Dec-02	Dec-06	$10,198,000	$14,531,000	N/A	N/A	$24,729,000	$13,922,000	$8,535,000	$22,457,000	$2,272,000	$3,218,000
Twain Business Bank of Nevada, Las Vegas, NV	Dec-03	Mar-07	$3,756,000	$3,507,000	N/A	N/A	$7,263,000	$3,750,000	$2,024,000	$5,774,000	$1,489,000	$(268,000)
Wolf Pen Plaza, College Station, TX	Sep-02	Mar-07	$8,184,000	$11,617,000	N/A	N/A	$19,801,000	$12,265,000	$4,612,000	$16,877,000	$2,924,000	$342,000

TABLE V
SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
December 31, 2007

								Cost of Properties
								Including Closing & Soft Costs
			Selling Price,						Total
			Net of Closing Costs & GAAP Adjustments						Acquisition			(Deficiency)
						Adjustments			Costs,			of Property
			Cash		Purchase	Resulting			Capital			Operating
			Received	Mortgage	Mortgage	from			Improvements			Cash
		Date	Net of	Balance	Taken	Application		Original	Closing &		Gain on	Receipts
	Date	of	Closing	at Time	Back by	of		Mortgage	Soft		Sale of	Over Cash
Property(1)	Acquired	Sale	Costs(2)	of Sale	Program	GAAP	Total	Financing(3)	Costs(3)	Total	Investment	Expenditures(4)

One Financial Plaza, Saint Louis, MO (18)	Aug-04	Mar-07	$15,031,000	$30,750,000	N/A	N/A	$45,781,000	$30,750,000	$12,934,000	$43,684,000	$2,097,000	$206,000
4 Hutton Centre, Santa Ana, CA	Jan-05	Apr-07	$28,358,000	$31,971,000	N/A	N/A	$60,329,000	$32,250,000	$19,038,000	$51,288,000	$9,041,000	$(178,000)
Arapahoe Service Center II, Englewood, CO	Apr-02	May-07	$6,414,000	$4,574,000	N/A	N/A	$10,988,000	$5,000,000	$3,329,000	$8,329,000	$2,659,000	$(621,000)
Buschwood III, Tampa, FL	Mar-03	May-07	$4,648,000	$4,372,000	N/A	N/A	$9,020,000	$4,600,000	$2,841,000	$7,441,000	$1,579,000	$(167,000)
Parkway Towers, Nashville, TN	May-03	Jun-07	$8,631,000	$8,307,000	N/A	N/A	$16,938,000	$8,700,000	$6,247,000	$14,947,000	$1,991,000	$(161,000)
1401 Enclave Parkway, Houston, TX	Dec-03	Jun-07	$23,287,000	$22,525,000	N/A	N/A	$45,812,000	$23,600,000	$13,879,000	$37,479,000	$8,333,000	$1,070,000
Fountain Square, Boca Raton, FL	Oct-04	Jun-07	$24,181,000	$35,209,000	N/A	N/A	$59,390,000	$35,476,000	$18,427,000	$53,903,000	$5,487,000	$(914,000)
Washington Square, Stephenville, TX	Nov-01	Jul-07	$4,339,000	$4,618,000	N/A	N/A	$8,957,000	$4,890,000	$2,727,000	$7,617,000	$1,340,000	$(343,000)
4241 Bowling Green, Sacramento, CA	Sep-02	Aug-07	$3,056,000	$2,814,000	N/A	N/A	$5,870,000	$3,092,000	$2,205,000	$5,297,000	$573,000	$77,000
633 17th Street, Denver, CO	Dec-05	Sep-07	$44,645,000	$63,331,000	N/A	N/A	$107,976,000	$67,500,000	$27,231,000	$94,731,000	$13,245,000	$(1,591,000)
Brookhollow Park, San Antonio, TX	Jul-02	Dec-07	$7,069,000	$9,542,000	N/A	N/A	$16,611,000	$10,250,000	$6,275,000	$16,525,000	$86,000	$1,115,000
Caledon Wood Apartments, Greenville County, SC	Jan-06	Dec-07	$10,037,000	$17,000,000	N/A	N/A	$27,037,000	$17,000,000	$7,911,000	$24,911,000	$2,126,000	$(106,000)
The Meadows Apartments, Asheville, NC	Mar-06	Dec-07	$11,306,000	$21,300,000	N/A	N/A	$32,606,000	$21,300,000	$8,513,000	$29,813,000	$2,793,000	$(167,000)

(1)	No sales were to affiliated parties except as noted below.

(2)	Net cash received plus assumption of certain liabilities by buyer.

(3)	Does not include pro-rata share of original offering costs.

(4)	Includes add back of monthly principal reductions during the operating cycle (see Table III) as total cost includes balance of Original Mortgage Financing

(5)	TREIT Inc, an affiliate owned a 16.0% tenant in common interest in the NNN County Center Drive, LLC. The private program owning 84.0% of the property. The above reflects sale results, or 100.0% ownership.

(6)	This property was sold to Grubb & Ellis Realty Investors, LLC.

(7)	A Private Program owned 10.875% of the property. TREIT, Inc, a affiliate owned 89.125% of the property. The above reflects property level sale results, or 100.0% ownership.

(8)	NNN 2003 Value Fund, LLC, an affiliate owned a 85.0% membership interest in NNN 801 K Street, LLC which had a 21.5% tenant in common interest in the private program owning 100.0% of the property.

(9)	NNN 2003 Value Fund, LLC, an affiliate owned a 22.4% membership interest in NNN Emerald Plaza, LLC which had a 20.5% tenant in common interest in the private program owning 100.0% of the property.

(10)	TREIT, Inc, an affiliate owned a 13.2% membership interest in NNN Emerald Plaza, LLC which had a 20.5% tenant in common interest in the private program owning 100.0% of the property.

(11)	A Private Program owned 95.25% of the property. GREIT, Inc, a affiliate owned 4.75% of the property. The above reflects property level sale results, or 100.0% ownership.

(12)	NNN 2001 Value Fund, LLC owned 40.0% of the property. NNN Pacific Corporate Park I, LLC owned 60.0% of the property. The above reflects property level sale results, or 100.0% ownership.

(13)	TREIT, Inc, an affiliate, owned a 37.9% membership interest in NNN Pacific Corporate Park I, LLC which had a 60.0% interest in the property.

(14)	A Private Program owned 60.0% of the property. TREIT, Inc, an affiliate owned 40.0% of the property. The above reflects property level sale results, or 100.0% ownership.

(15)	NNN 2003 Value Fund, LLC and TREIT, Inc, affiliates, respectively owned a 75.4% and 9.8% membership interests in NNN Oakey 2003, LLC which owned 100.0% of the property.

(16)	TREIT, Inc, an affiliate owned a 75.0% tenant in common interest in NNN Amber Oaks, LLC. The private program owned 100.0% of the property.

(17)	A Private Program owned 51.5% of the property. TREIT, Inc, an affiliate owned 48.5% of the property. The above reflects property level sale results, or 100.0% ownership.

(18)	A Private Program owned 22.375% of the property. GREIT, Inc, a affiliate owned 77.625% of the property. The above reflects property level sale results, or 100.0% ownership.

*	Partial sales of the White Lakes Mall, Netpark and Camelot Plaza have occurred; however, a portion of the original acquisitions still remain in the program. No reporting of these sales will occur until the entire original acquisition has been disposed of.

EXHIBIT B

Grubb & Ellis
APARTMENT REIT

SUBSCRIPTION AGREEMENT INSTRUCTIONS TO INVESTORS

FOR PROSPECTUS DATED OCTOBER 9, 2008

Any persons desiring to subscribe for shares of common stock (the "shares") in Grubb & Ellis Apartment REIT, Inc. (the "Company") should carefully read and review the Prospectus, as supplemented to date, and if he/she/they desire(s) to subscribe for shares, complete the Subscription Agreement/Signature Page that follows these instructions. Follow the appropriate instructions listed below for the indicated section. Please print in ballpoint pen or type the information.

AN INVESTMENT IN GRUBB & ELLIS APARTMENT REIT, INC. CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE PROSPECTUS.

(1) INVESTMENT

A minimum initial investment of $1,000 (100 shares) is required. **A check for the full purchase price of the shares subscribed for should be made payable to the order of "Grubb & Ellis Apartment REIT, Inc."** Shares may be purchased only by persons meeting the standards set forth under the section of the Prospectus entitled **"Investor Suitability Standards.''** (Certain states have imposed special financial suitability standards as set forth in the Prospectus.)

All additional investments in the Company must be in increments of $100 (10 shares). If additional investments in theCompany are made, you will need to complete an Additional Subscription Agreement Form with the exact name in which the original purchase was made. The investor(s) agree(s) to notify the Company and the broker-dealer or Registered Investment Advisor (RIA) named on the Subscription Agreement/Signature Page in writing if at any time he/she/they fail(s) to meet the applicable suitability standards or he/she/they is/are unable to make any other representations or warranties set forth in the Prospectus or the Subscription Agreement. The investor(s) acknowledge(s) that the broker-dealer named on the Subscription Agreement/Signature Page may receive a commission not to exceed 7.0% of any such additional investments in the Company.

(2) NON-CUSTODIAL OWNERSHIP

FOR NON-CUSTODIAL OWNERSHIP ACCOUNTS, PLEASE MAIL THE COMPLETE AND EXECUTED SUBSCRIPTION AGREEMENT/SIGNATURE PAGE AND YOUR CHECK MADE PAYABLE TO GRUBB & ELLIS APARTMENT REIT, INC.

MAIL TO: Grubb & Ellis Apartment REIT, Inc.
4 Hutton Centre Drive, Suite #700
Santa Ana, CA 92707

(3) CUSTODIAL OWNERSHIP

FOR CUSTODIAL OWNERSHIP ACCOUNTS, SUBSCRIPTION AGREEMENT/SIGNATURE PAGE MUST BE COMPLETED, EXECUTED AND SENT TO THE CUSTODIAN.

Check the appropriate box to indicate the type of entity that is subscribing. Note: Pension or Profit Sharing Plans appear under Non-Custodial Ownership as well as Custodial Ownership. Check Non-Custodial Ownership if the plan has a trustee; check Custodial Ownership if the plan has a custodian. If you check the Individual Ownership box and you wish to designate a Transfer on Death beneficiary, you must fill out the included Transfer on Death Form (T.O.D.) in order to effect the designation.

Enter the exact name of the custodian and mailing address. If this is an additional purchase by a qualified plan, please use the same exact plan name as the previous investment.

(3)a The custodian must complete this box by entering its custodial Tax ID number (for tax purposes) and the custodial account number.

(4) INVESTOR INFORMATION REQUIRED

(4)a For non-custodial ownership accounts, enter the exact name in which the shares are to be held. For multiple

(4)b Enter the home address, city, state and zip code of the investor. Note: Section 3 should contain the custodian's

(4)c Enter an alternate address if different than the home address in item 4(b).

(4)d Enter the home telephone, business telephone, date of birth of investor **(required)** and joint investor, if applicable or date of incorporation. Enter the social security number (SSN) of the investor **(required)** and joint investor, if applicable. The investor is certifying that the number is correct. For custodial accounts, enter the investor's social security number (for identification purposes). Enter Tax ID number, if applicable.

(4)e Check the appropriate box. If the investor(s) is/are a non-resident alien(s), he/she/they must apply to the Internal Revenue Service for an identification number via Form SS-4 for an individual or SS-5 for a corporation, and supply the number to the Company as soon as it is available. If a non-resident alien, the investor(s) must submit an original of the appropriate W-8 Form (W-8BEN, W-8ECI, W-8EXP OR W-8IMY) in order to make an investment.

Check if the investor or joint investor is an employee of Grubb & Ellis Company, Grubb & Ellis Realty Investors, LLC, Grubb & Ellis Securities, Inc., an affiliate or a Board Member of the Company.

PAGE 1 OF 4

Grubb & Ellis
APARTMENT REIT

SUBSCRIPTION AGREEMENT INSTRUCTIONS TO INVESTORS

FOR PROSPECTUS DATED OCTOBER 9, 2008

Any persons desiring to subscribe for shares of common stock (the "shares") in Grubb & Ellis Apartment REIT, Inc. (the "Company") should carefully read and review the Prospectus, as supplemented to date, and if he/she/they desire(s) to subscribe for shares, complete the Subscription Agreement/Signature Page that follows these instructions. Follow the appropriate instructions listed below for the indicated section. Please print in ballpoint pen or type the information.

AN INVESTMENT IN GRUBB & ELLIS APARTMENT REIT, INC. CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE PROSPECTUS.

(5) DISTRIBUTION OPTIONS

Check the appropriate box to have the distributions mailed to the address of record, the address that is located in Section 4. Check the box to participate in the Distribution Reinvestment Plan. If you are reinvesting, you are reinvesting your entire cash distribution. If the investor(s) prefer(s) direct deposit of cash distributions to an account or address other than as set forth in the Subscription Agreement, check the preferred option and complete the required information. For Automated Clearing House (ACH), indicate whether it is a checking or savings account, and enter the name of the institution/individual, mailing address, ABA number and account number. A voided check must be enclosed if it is a checking account. If it is a savings account, please obtain written verification of the routing and account numbers from the bank.

AUTOMATED CLEARING HOUSE (ACH): I (we) hereby authorize Grubb & Ellis Apartment REIT, Inc. (the "Company") to deposit distributions from my (our) common stock of the Company into the account listed in Section 5 of the Subscription Agreement/Signature Page. I (we) further authorize the Company to debit my (our) account noted in Section 5 of the Subscription Agreement/Signature Page in the event that the Company erroneously deposits additional funds into my (our) account to which I (we) am (are) not entitled, provided that such debit shall not exceed the original amount of the erroneous deposit. In the event that I (we) withdraw funds erroneously deposited into my (our) account before the Company reverses such deposit, I (we) agree that the Company has the right to retain any future distributions to which I (we) am (are) entitled until the erroneously deposited amount is recovered by the Company.

(6) SIGNATURES

The Subscription Agreement/Signature Page must be signed/initialed and dated by the investor(s); and if applicable, the trustee or custodian.

(7) BROKER-DEALER OR REGISTERED INVESTMENT ADVISOR (RIA)

This Section is to be completed and executed by the Registered Representative or Registered Investment Advisor (RIA). If there are more than one Registered Representative or RIA, all Registered Representatives and RIAs must complete and execute Section 7. Please complete all BROKER-DEALER information contained in Section 7 including suitability certification (state of sale).

The Subscription Agreement/Signature Page, which has been delivered with the Prospectus, together with a check for the full purchase price should be delivered or mailed to your BROKER-DEALER.

Check the box to indicate whether this subscription was solicited or recommended by a RIA or broker-dealer whose agreement with the investor includes a fixed or "wrap" fee feature for advisory and related brokerage services, and, accordingly, may not charge the regular selling commission. No sales commissions are paid on these accounts. This box must be checked in order for such investor(s) to purchase shares net of the selling commissions.

NOTICE TO STOCKHOLDERS

The shares of the common stock of Grubb & Ellis Apartment REIT, Inc. (the "Company") are subject to restrictions on transfer. In addition, the Company has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Company will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to (1) certain restrictions on ownership and transferability of the Company's common stock and (2) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Company has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Company at its principal office.

ACCEPTABLE FORMS OF PAYMENT

1. Wire transfers
2. Pre-printed personal checks
3. Cashier's checks over $10,000
4. Business checks when applied to company/corporate account
5. Trust checks for trust accounts
6. Custodial checks for IRA accounts
7. Checks endorsed from other investment programs will be accepted if they meet the minimum investment requirement.
8. Checks endorsed from other Grubb & Ellis Realty Investors, LLC programs may be used to purchase shares of common stock of Grubb & Ellis Apartment REIT, Inc. (the minimum investment of $1,000 has been waived) if the payee endorses the check and writes:

WE CANNOT ACCEPT: Money orders, cashier's checks for less than $10,000, temporary (not pre-printed) checks or third party checks. If you need to verify whether a form of payment is acceptable, please call our Sales Desk at 877-888-7348.

PLEASE NOTE: Because of our anti-money laundering policies, if the investor's name used in this Subscription Agreement/Signature Page does not match the Payor printed on the check, we may request documents or other evidence as we may reasonably require in order to correlate the investor's name to the Payor on the check.

PAGE 2 OF 4

Grubb & Ellis
APARTMENT REIT

SUBSCRIPTION AGREEMENT/SIGNATURE PAGE
FOR PROSPECTUS DATED OCTOBER 9, 2008

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES 877-888-7348

(1) INVESTMENT

☐ Initial Investment ☐ Additional Investment (subscription agreement or Additional Subscription Agreement Form must be completed) ☐ NAV Purchase @ $ ______ per share (NAV Form must be attached)

Please make investment check payable to: **Grubb & Ellis Apartment REIT, Inc.**

NUMBER OF SHARES ____ x $10.00 = TOTAL INVESTED ____

Minimum initial investment = 100 shares or $1,000
Minimum additional investment = 10 shares or $100

(2) NON-CUSTODIAL OWNERSHIP

☐ Individual — One signature required & initial
☐ Joint Tenants with Right of Survivorship — All parties must sign & initial
☐ Tenants in Common — All parties must sign & initial
☐ Community Property — All parties must sign & initial
☐ Pension or Profit Sharing Plan — Trustee or custodian signature required
☐ Trust — Trustee or Grantor signature(s) required ______ DATE ESTABLISHED
  ☐ Currently Revocable
  ☐ Irrevocable
☐ Company or Corporation — Authorized signature required
☐ Uniform Gift to Minors Act or the Uniform Transfers to Minors Act — Custodian signature required
☐ Partnership — Authorized signature required
☐ Other: ______ SPECIFY

NAME OF TRUST OR BUSINESS ENTITY

(3) CUSTODIAL OWNERSHIP

Send ALL paperwork directly to the custodian

☐ Traditional IRA ☐ Roth IRA ☐ Keogh ☐ Simplified Employee Pension/Trust (S.E.P.) ☐ Qualified Pension or Profit Sharing Plan ☐ Non- Qualified Custodial Account

NAME OF CUSTODIAN OR TRUSTEE

MAILING ADDRESS

CITY STATE ZIP CODE

BUSINESS PHONE

SECTION (3)a
CUSTODIAN TAX ID # CUSTODIAN ACCOUNT #

NAME OF CUSTODIAN OR OTHER ADMINISTRATOR

(4) INVESTOR INFORMATION REQUIRED

SECTION (4)a
NAME OF INVESTOR OR TRUSTEE **(REQUIRED)** ☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

NAME OF JOINT INVESTOR ☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

SECTION (4)b
STREET ADDRESS **(REQUIRED) NO P.O. BOX**

CITY STATE ZIP CODE

HOME PHONE# **(REQUIRED)** BUSINESS PHONE# E-MAIL ADDRESS

SECTION (4)c
ALTERNATE ADDRESS OR P.O. BOX

CITY STATE ZIP CODE

SECTION (4)d
HOME PHONE **(required)** BUSINESS PHONE EXTENSION

REQUIRED
INVESTOR DATE OF BIRTH **(DD-MM-YYYY)** JOINT INVESTOR DATE OF BIRTH **(DD-MM-YYYY)** INVESTOR TAX ID#

INVESTOR SSN JOINT INVESTOR SSN

SECTION (4)e Please indicate Citizenship Status (Required)
☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien* ☐ Employee, Affiliate or Board Member

*If non-resident alien, investor must submit the appropriate W-8 form **(W-8BEN, W-8ECI, W-8EXP or W-8IMY)** in order to make an investment.

PAGE 3 OF 4

☐ Mail to Street Address (4b)

☐ Distribution Reinvestment Plan
Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvest the entire cash distribution

☐ Distributions Directed to:

☐ Mail to Alternate Address (4c)

☐ Via Electronic Deposit (ACH)
Complete information below. See ACH Language in Section 5 of the instructions.
- ☐ **Checking** (must enclose voided check)
- ☐ **Savings** (verification from bank must be provided)

(5) DISTRIBUTION OPTIONS

NAME OF BANK, BROKERAGE FIRM OR INDIVIDUAL

DISTRIBUTION MAILING ADDRESS

CITY | STATE | ZIP CODE

BANK ABA# **(FOR ACH ONLY)** | ACCOUNT#

MUST ENCLOSE A VOIDED CHECK

(6) SIGNATURES

Under penalty of perjury, by signing this Signature Page, I (we) hereby certify (a) I (we) have provided herein my (our) correct Taxpayer Identification Number; (b) I (we) am not subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I (we) am no longer subject to backup withholding; and (c) I (we)(are) am a U.S. Citizen unless I (we) have indicated otherwise in Section 4. **Each investor must separately sign and initial each representation made in the subscription agreement. Except in the case of fiduciary accounts, the investor may not grant any person a power of attorney to make such representation on his or her behalf.**

INITIALS | INITIALS

(A) All investors except those that are residents of the state of Minnesota, acknowledge receipt, not less than five (5) business days prior to the signing of this subscription agreement, of the prospectus of the company relating to the shares, wherein the terms and conditions of the offering of the shares are described, including among other things, the restrictions on ownership and transfer of shares, which require, under certain circumstances that a holder of shares shall give written notice and provide certain information to the company.

(B) I (we) represent that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $150,000 or (ii) a net worth (as described above) of at least $45,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $45,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by the state of primary residence as set forth in the Prospectus under "Investor Suitability Standards."

(C) I (we) understand that I (we) will not be admitted as a stockholder until my (our) investment has been accepted. Depositing of my (our) check alone does not constitute acceptance. The acceptance process includes, but is not limited to, reviewing a subscription agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and, depositing of funds.

(D) I (we) acknowledge that the shares are not liquid, there is no current market for the shares and the stockholder(s) may not be able to sell the securities.

(E) I (we) represent that I am (we are) purchasing the shares for my (our) own account; or, if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) trustee(s) or authorized agent(s), then I (we) represent that I (we) have due authority to execute the Subscription Agreement/Signature Page and do hereby legally bind the trust or other entity of which I am (we are) trustee(s) or authorized agent(s). The trustee(s) or authorized agent(s) agree to indemnify Grubb & Ellis Apartment REIT, Inc. and its affiliates, and to hold them harmless from and against all liabilities as a result of claims, demands or judgments against them arising from any transactions in reliance on this Subscription Agreement/Signature Page.

(F) I (we) represent that I am (we are) not a person(s) with whom dealing by U.S. Persons is (are) prohibited under any Executive Order or federal regulation administered by the U.S. Treasury Department's Office of Foreign Asset Control.

(G) I (we) acknowledge that if the investor name or registration used in this Subscription Agreement/Signature Page does not correspond exactly to the Payor printed on the check, I (we) may request documents or other evidence as I (we) may reasonably require to correlate the Registration to the Payor on the check.

BY SIGNING THIS AGREEMENT, YOU ARE NOT WAIVING ANY RIGHTS UNDER THE FEDERAL OR STATE SECURITIES LAWS.

X

SIGNATURE OF INVESTOR

DATE **(REQUIRED)**

X

SIGNATURE OF JOINT INVESTOR **(if applicable)**

X

AUTHORIZED SIGNATURE **(Custodian or Trustee)**

MUST BE SIGNED AND SIGNATURE GUARANTEED BY CUSTODIAN(S) IF IRA, KEOGH OR QUALIFIED PLAN
(GRUBB & ELLIS APARTMENT REIT, INC. AND ITS AFFILIATES DO NOT ACT AS IRA CUSTODIANS)

(7) BROKER-DEALER OR REGISTERED INVESTMENT ADVISOR (RIA)

TO BE COMPLETED BY REGISTERED REPRESENTATIVE OR RIA

The Registered Representative or RIA must sign below to complete the subscription. The Registered Representative or RIA warrants that he/she has reasonable grounds to believe this investment is suitable for the subscriber as set forth in the section of the Prospectus entitled "INVESTOR SUITABILITY STANDARDS" and that he/she has informed the subscriber of all aspects of liquidity and marketability of this investment.

BROKER-DEALER OR RIA FIRM NAME **(REQUIRED)**

BROKER-DEALER OR RIA FIRM ADDRESS OR P.O. BOX

CITY | STATE | ZIP CODE

BUSINESS PHONE# **(required)** | FAX PHONE#

REGISTERED REPRESENTATIVE(S) OR ADVISOR(S) NAME(S) **(REQUIRED)** | REPRESENTATIVE#

REGISTERED REPRESENTATIVE OR ADVISOR ADDRESS OR P.O. BOX

CITY | STATE | ZIP CODE

TELEPHONE PHONE# **(required)** | FAX#

E-MAIL ADDRESS

REGISTERED INVESTMENT ADVISOR (RIA) NO SALES COMMISSIONS ARE PAID ON THESE ACCOUNTS.

☐ **Check only if** investment is made through the RIA in its capacity as an RIA and not in its capacity as a Registered Representative, if applicable, whose agreement with the investor includes a fixed or "wrap" fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be conducted through that broker-dealer, not through the RIA.

I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed.

STATE
(REQUIRED)

X X

SIGNATURE(S) OF REGISTERED REPRESENTATIVE(S) OR ADVISOR(S) **(required)**

DATE

X

SIGNATURE OF BROKER-DEALER OR RIA **(if required by Broker-Dealer)**

DATE

PAGE 4 OF 4

Grubb & Ellis.
APARTMENT REIT

WIRING INSTRUCTIONS

Thank you for choosing to invest in Grubb & Ellis Apartment REIT, Inc. For your convenience, listed below are the instructions for wiring funds for an investment held in Grubb & Ellis Apartment REIT, Inc.

Prior to wiring funds, please notify:
Our Money Desk via e-mail at gbe-moneydesk@grubb-ellis.com
or via fax at 866-508-4619 that funds will be sent via wire.

Please include the following information:

- Anticipated date of wire
- Amount of wire
- Investor's name
- Registered Representative's name, phone number, and broker-dealer name
- Name of the institution sending the wire

Please note our office must be in receipt of the subscription agreement prior to receiving the funds. If we receive the funds without a subscription agreement, we will be obligated to return the funds if we do not receive the subscription agreement within 24 hours.

Please follow the wiring instructions exactly as written without omitting any portion:

Bank:	Wachovia Bank
City:	Charlotte, VA
Account#:	2000035275374
ABA#:	053-000-219
Account Name:	Grubb & Ellis Apartment REIT, Inc.

If you have any questions, please do not hesitate to contact our Investor Services Department at 877-888-7348, option #2.

We look forward to serving your investment needs.

PAGE 1 OF 1

Questions regarding your account should be directed to the Investor Services Department at
877.888.7348

Grubb&Ellis.
APARTMENT REIT

OPTIONAL
TRANSFER ON DEATH FORM (T.O.D.)

TRANSFER OF DEATH INFORMATION

- A Transfer on Death (T.O.D.) designation transfers ownership of shares to the registered owner's beneficiary(ies) upon death; provided that Grubb & Ellis Apartment REIT, Inc. receives proof of death and other documentation it deems necessary or appropriate.
- Until the death of the account owner(s), the T.O.D. beneficiary(ies) has (have) no present interest in, or authority over, the T.O.D. account.
- A T.O.D. designation will be accepted only where shares are owned by a natural person and registered in that individual's name or by two or more natural persons as joint tenants with rights of survivorship.
- Accounts registered to trusts, corporations, charities, and other such entities may not declare a T.O.D. designation because they are considered perpetual. These entities, however, may be listed as a beneficiary on a T.O.D. for accounts registered to a natural person.
- A T.O.D. designation made by joint tenants with rights of survivorship does not take effect until the last of all multiple owners die. The surviving owners may revoke or change the T.O.D. designation at any time.
- If the beneficiary(ies) does (do) not survive the registered owner(s), the shares will be treated as belonging to the decedent's estate.
- A minor may not be named as a beneficiary.
- A T.O.D. designation and all rights related thereto shall be governed by the laws of the State of Maryland.
- A T.O.D. designation may be voided at any time by Grubb & Ellis Apartment REIT, Inc., in its sole discretion, if there is any doubt as to the validity or effectiveness of a T.O.D. designation.
- A T.O.D. designation will not be accepted from residents of Louisiana or Texas.

INVESTOR INFORMATION

#1. NAME OF REGISTERED OWNER **(exactly as name appears in the subscription agreement)**

#1. INVESTOR'S SSN — — #1. DAYTIME PHONE# — — #1. STATE OF RESIDENCE

#2. NAME OF REGISTERED OWNER **(exactly as name appears in the subscription agreement)**

#2. INVESTOR'S SSN — — #2. DAYTIME PHONE# — — #2. STATE OF RESIDENCE

TRANSFER OF DEATH DESIGNATION

I (we) authorize Grubb & Ellis Apartment REIT, Inc. to register all of my (our) shares of its common stock in beneficiary form, assigning ownership on my (our) death to my (our) beneficiary(ies). I understand that if more than one beneficiary is listed, percentages for each must be designated. If percentages are not designated, the shares will be divided equally. Percentages must equal 100%.

PRIMARY BENEFICIARY

FULL NAME

SSN — — OR TAX ID# — PERCENTAGE %

SECONDARY BENEFICIARY

FULL NAME

SSN — — TAX ID# — PERCENTAGE %

THIRD BENEFICIARY

FULL NAME

SSN — — TAX ID# — PERCENTAGE %

SIGNATURE

By signing below, I (we) authorize Grubb & Ellis Apartment REIT, Inc. to register all of my (our) shares of its common stock in T.O.D. form. The designation(s) will be effective on the date of receipt. Accordingly, I (we) hereby revoke any beneficiary designation(s) made previously with respect to my (our) Grubb & Ellis Apartment REIT, Inc. shares. I (we) have reviewed the information set forth below. I (we) agree on behalf of myself (ourselves) and my (our) heirs, assigns, executors, administrators and beneficiaries to indemnify and hold harmless Grubb & Ellis Apartment REIT, Inc. and any and all of its affiliates, agents, successors and assigns, and their respective directors, managers, officers and employees, from and against any and all claims, liability, damages, actions and expenses arising directly or indirectly out of or resulting from the transfer of my (our) shares in accordance with this T.O.D. designation. I (we) further understand that Grubb & Ellis Apartment REIT, Inc. cannot provide any legal advice and I (we) agree to consult with my (our) attorney, if necessary, to make certain that the T.O.D. designation is consistent with my (our) estate and tax planning.

Sign exactly as the name(s) appear(s) in the Subscription Agreement/Signature Page. All registered owners must sign. This authorization form is subject to the acceptance of Grubb & Ellis Apartment REIT, Inc.

X

SIGNATURE OF PRIMARY INVESTOR **(required)** DATE

X

SIGNATURE OF JOINT INVESTOR **(if applicable)** DATE

PAGE 1 OF 1

Grubb & Ellis.
APARTMENT REIT

DIRECT DEPOSIT AUTHORIZATION

THIS SERVICE IS PROVIDED AT NO CHARGE

RETURN WITH A VOIDED CHECK (required)

Mail To: **Grubb & Ellis Apartment REIT, Inc.**
4 Hutton Centre Drive, Suite #700
Santa Ana, CA 92707

INVESTOR'S NAME

INVESTOR'S SSN – – OR INVESTOR'S TAX ID# –

CHECK ONE

☐ New Authorization ☐ Change of Information

BANK NAME

ACCOUNT NAME **(if different from Investor's name)**

ACCOUNT NUMBER

Attach voided check here

CHECK ONE

☐ Checking Account ☐ Savings Account

ABA ROUTING NUMBER **(required)**

Any Bank
Any Street, Anytown
Tel: (001) 555-5555
LAYOUT MAY VARY
MEMO
⑆123456789⑆0001⑈000123456789⑈
ABA Routing #
Check #
Account #

BANK MAILING ADDRESS

CITY STATE ZIP CODE

BANK TELEPHONE NUMBER – –

PLEASE NOTE: Grubb & Ellis Apartment REIT, Inc. must be in receipt of this form 30 days prior to the distribution payment date. This authorization will supercede any previous distribution instructions.

Grubb & Ellis Apartment REIT, Inc. is authorized to deposit my (our) distribution directly into the account specified on this form. The authority will remain in force until I (we) have given written notice that I (we) have terminated it, or until Grubb & Ellis Apartment REIT, Inc. has notified me (us) that this deposit service has been terminated. In the event that Grubb & Ellis Apartment REIT, Inc. deposits funds erroneously into my (our) account, they are authorized to debit my (our) account for an amount not to exceed the amount of the erroneous deposit.

x

SIGNATURE DATE

x

JOINT INVESTOR SIGNATURE DATE

E-MAIL ADDRESS **(required to receive notification of direct deposit)**

(1) Direct Deposit is not available for investments made through IRAs or qualified accounts.

PAGE 1 OF 1

Questions regarding your account should be directed to the Investor Services Department at

877.888.7348

EXHIBIT C

GRUBB & ELLIS APARTMENT REIT, INC.

DISTRIBUTION REINVESTMENT PLAN

The Distribution Reinvestment Plan (the “DRIP”) for Grubb & Ellis Apartment REIT, Inc., a Maryland corporation (the “Company”), offers to holders of the Company’s common stock, $.01 par value per share (the “Common Stock”) the opportunity to purchase, through reinvestment of distributions, additional shares of Common Stock, on the terms, subject to the conditions and at the prices herein stated.

The DRIP will be implemented in connection with the Company’s Registration Statement under the Securities Act of 1933 on Form S-11, including the prospectus contained therein (the “Prospectus”) and the registered initial public offering of 105,000,000 shares of the Company’s Common Stock (the “Initial Offering”), of which amount 5,000,000 shares will be registered and reserved for distribution pursuant to the DRIP.

Distributions reinvested pursuant to the DRIP will be applied to the purchase of shares of Common Stock at a price per share (the “DRIP Price”) equal to $9.50 until all 5,000,000 shares reserved initially for the DRIP (the “Initial DRIP Shares”) have been purchased or until the termination of the initial public offering, whichever occurs first. Thereafter, the Company may, in its sole discretion, effect additional registrations of common stock for use in the DRIP. In any case, the per share purchase price under the DRIP for such additionally acquired shares will equal the DRIP Price.

The DRIP

The DRIP provides you with a simple and convenient way to invest your cash distributions in additional shares of Common Stock. As a participant in the DRIP, you may purchase shares at the DRIP Price until all 5,000,000 Initial DRIP Shares have been purchased or until the Company elects to terminate the DRIP. The Company may, in its sole discretion, effect registration of additional shares of Common Stock for issuance under the DRIP.

You receive free custodial service for the shares you hold through the DRIP.

Shares for the DRIP will be purchased directly from the Company. Such shares will be authorized and may be either previously issued or unissued shares. Proceeds from the sale of the DRIP Shares provide the Company with funds for general corporate purposes.

Eligibility

Holders of record of Common Stock are eligible to participate in the DRIP only with respect to 100% of their shares. If your shares are held of record by a broker or nominee and you want to participate in the DRIP, you must make appropriate arrangements with your broker or nominee.

The Company may refuse participation in the DRIP to stockholders residing in states where shares offered pursuant to the DRIP are neither registered under applicable securities laws nor exempt from registration.

Administration

As of the date of this Prospectus, the DRIP will be administered by the Company or an affiliate of the Company (the “DRIP Administrator”), but a different entity may act as DRIP Administrator in the future. The DRIP Administrator will keep all records of your DRIP account and send statements of your account to you. Shares of Common Stock purchased under the DRIP will be registered in the name of each participating stockholder.

Enrollment

You must own shares of Common Stock in order to participate in the DRIP. You may become a participant in the DRIP by completing and signing the enrollment form enclosed with this Prospectus and returning it to us at the time you subscribe for shares. If you receive a copy of the Prospectus or a separate prospectus relating solely to the DRIP and have not previously elected to participate in the DRIP, then you may so elect at any time by completing the enrollment form attached to such prospectus or by other appropriate written notice to the Company of your desire to participate in the DRIP.

Your participation in the DRIP will begin with the first distribution payment after your signed enrollment form is received, provided such form is received on or before ten days prior to the record date established for that distribution. If your enrollment form is received after the record date for any distribution and before payment of that distribution, that distribution will be paid to you in cash and reinvestment of your distributions will not begin until the next distribution payment date.

Costs

Purchases under the DRIP will not be subject to selling commissions, marketing allowance and accountable due diligence reimbursements. All costs of administration of the DRIP will be paid by the Company. However, any interest earned on distributions on shares within the DRIP will be paid to the Company to defray certain costs relating to the DRIP.

Purchases and Price of Shares

Common Stock distributions will be invested within 30 days after the date on which Common Stock distributions are paid (the “Investment Date”). Payment dates for Common Stock distributions will be ordinarily on or about the last calendar day of each month but may be changed to quarterly in the sole discretion of the Company. Any distributions not so invested will be returned to participants in the DRIP.

You become an owner of shares purchased under the DRIP as of the Investment Date. Distributions paid on shares held in the DRIP (less any required withholding tax) will be credited to your DRIP account. Distributions will be paid on both full and fractional shares held in your account and are automatically reinvested.

Reinvested Distributions.  The Company will use the aggregate amount of distributions to all participants for each distribution period to purchase shares for the participants. If the aggregate amount of distributions to participants exceeds the amount required to purchase all shares then available for purchase, the Company will purchase all available shares and will return all remaining distributions to the participants within 30 days after the date such distributions are made. The Company will allocate the purchased shares among the participants based on the portion of the aggregate distributions received on behalf of each participant, as reflected on the Company’s books.

You may elect distribution reinvestment only with respect to 100% of shares registered in your name on the records of the Company. Specify on the enrollment form the number of shares for which you want distributions reinvested. Distributions on all shares purchased pursuant to the DRIP will be automatically reinvested. The number of shares purchased for you as a participant in the DRIP will depend on the amount of your distributions on these shares (less any required withholding tax) and the DRIP Price. Your account will be credited with the number of shares, including fractions computed to four decimal places, equal to the total amount invested divided by the DRIP Price.

Optional Cash Purchases.  Until determined otherwise by the Company, DRIP participants may not make additional cash payments for the purchase of Common Stock under the DRIP.

Distributions on Shares Held in the DRIP

Distributions paid on shares held in the DRIP (less any required withholding tax) will be credited to your DRIP account. Distributions will be paid on both full and fractional shares held in your account and will be automatically reinvested.

Account Statements

You will receive a statement of your account within 90 days after the end of the fiscal year. The statements will contain a report of all transactions with respect to your account since the last statement, including information with respect to the distributions reinvested during the year, the number of shares purchased during the year, the per share purchase price for such shares, the total administrative charge retained by the Company or DRIP Administrator on your behalf and the total number of shares purchased on your behalf pursuant to the DRIP. In addition, tax information with respect to income earned on shares under the DRIP for the year will be included in the account statements. These statements are your continuing record of the cost of your purchase and should be retained for income tax purposes.

Book-Entry Shares

The ownership of shares purchased under the DRIP will be noted in book-entry form. The number of shares purchased will be shown on your statement of account. This feature permits ownership of fractional shares, protects against loss, theft or destruction of stock certificates and reduces the costs of the DRIP.

Termination of Participation

You may discontinue reinvestment of distributions under the DRIP with respect to all, but not less than all, of your shares (including shares held for your account in the DRIP) at any time without penalty by notifying the DRIP Administrator in writing no less than ten days prior to the next record date. A notice of termination received by the DRIP Administrator after such cutoff date will not be effective until the next following Investment Date. Participants who terminate their participation in the DRIP may thereafter rejoin the DRIP by notifying the Company and completing all necessary forms and otherwise as required by the Company.

If you notify the DRIP Administrator of your termination of participation in the DRIP or if your participation in the DRIP is terminated by the Company, the stock ownership records will be updated to include the number of whole shares in your DRIP account. For any fractional shares of stock in your DRIP account, the DRIP Administrator may either (i) send you a check in payment for any fractional shares in your account, or (ii) credit your stock ownership account with any such fractional shares.

A participant who changes his or her address must promptly notify the DRIP Administrator. If a participant moves his or her residence to a state where shares offered pursuant to the DRIP are neither registered nor exempt from registration under applicable securities laws, the Company may deem the participant to have terminated participation in the DRIP.

The Company reserves the right to prohibit certain employee benefit plans from participating in the DRIP if such participation could cause the underlying assets of the Company to constitute “plan assets” of such plans.

Amendment and Termination of the DRIP

The Board of Directors may, in its sole discretion, terminate the DRIP or amend any aspect of the DRIP without the consent of participants or other stockholders, provided that written notice of any material amendment is sent to participants at least 10 days prior to the effective date thereof and provided that the Board of Directors may not amend the DRIP to terminate a participant’s right to withdraw from the DRIP. You will be notified if the DRIP is terminated or materially amended. The Board of Directors also may terminate any participant’s participation in the DRIP at any time by notice to such participant if continued participation will, in the opinion of the Board of Directors, jeopardize the status of the Company as a real estate investment trust under the Internal Revenue Code.

Voting of Shares Held Under the DRIP

You will be able to vote all shares of Common Stock (including fractional shares) credited to your account under the DRIP at the same time that you vote the shares registered in your name on the records of the Company.

Stock Dividends, Stock Splits and Rights Offerings

Your DRIP account will be amended to reflect the effect of any stock dividends, splits, reverse splits or other combinations or recapitalizations by the Company on shares held in the DRIP for you. If the Company issues to its stockholders rights to subscribe to additional shares, such rights will be issued to you based on your total share holdings, including shares held in your DRIP account.

Responsibility of the DRIP Administrator and the Company Under the DRIP

The DRIP Administrator will not be liable for any claim based on an act done in good faith or a good faith omission to act. This includes, without limitation, any claim of liability arising out of failure to terminate a participant’s account upon a participant’s death, the prices at which shares are purchased, the times when purchases are made, or fluctuations in the market price of Common Stock.

All notices from the DRIP Administrator to a participant will be mailed to the participant at his or her last address of record with the DRIP Administrator, which will satisfy the DRIP Administrator’s duty to give notice. Participants must promptly notify the DRIP Administrator of any change in address.

You should recognize that neither the Company nor the DRIP Administrator can provide any assurance of a profit or protection against loss on any shares purchased under the DRIP.

Interpretation and Regulation of the DRIP

The Company reserves the right, without notice to participants, to interpret and regulate the DRIP as it deems necessary or desirable in connection with its operation. Any such interpretation and regulation shall be conclusive.

Federal Income Tax Consequences of Participation in the DRIP

The following discussion summarizes the principal federal income tax consequences, under current law, of participation in the DRIP. It does not address all potentially relevant federal income tax matters, including consequences peculiar to persons subject to special provisions of federal income tax law (such as tax-exempt organizations, insurance companies, financial institutions, broker dealers and foreign persons). The discussion is based on various rulings of the Internal Revenue Service regarding several types of distribution reinvestment plans. No ruling, however, has been issued or requested regarding the DRIP. The following discussion is for your general information only, and you must consult your own tax advisor to determine the particular tax consequences (including the effects of any changes in law) that may result from your participation in the DRIP and the disposition of any shares purchased pursuant to the DRIP.

Reinvested Distributions.  Stockholders subject to federal income taxation who elect to participate in the DRIP will incur a tax liability for distributions allocated to them even though they have elected not to receive their distributions in cash but rather to have their distributions reinvested pursuant to the DRIP. Specifically, participants will be treated as if they received the distribution from the Company and then applied such distribution to purchase the shares in the DRIP. To the extent that a stockholder purchases shares through the DRIP at a discount to fair market value, the stockholders will be treated for tax purposes as receiving an additional distribution equal to the amount of such discount. A stockholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless the Company has designated all or a portion of the distribution as a capital gain dividend. In such case, such designated portion of the distribution will be taxed as a capital gain. The amount treated as a distribution to you will constitute a dividend for federal income tax purposes to the same extent as a cash distribution.

Receipt of Share Certificates and Cash.  You will not realize any income if you receive certificates for whole shares credited to your account under the DRIP. Any cash received for a fractional share held in your account will be treated as an amount realized on the sale of the fractional share. You therefore will recognize gain or loss equal to any difference between the amount of cash received for a fractional share and your tax basis in the fractional share.

ENROLLMENT FORM

GRUBB & ELLIS APARTMENT REIT, INC.

DISTRIBUTION REINVESTMENT PLAN

To Join the Distribution Reinvestment Plan:

Complete and return this form. Be sure to include your signature in order to indicate your participation in the DRIP.

I hereby appoint Grubb & Ellis Apartment REIT, Inc. (the “Company”) (or any designee or successor), acting as DRIP Administrator, as my agent to receive cash distributions that may hereafter become payable to me on shares of Common Stock of the Company registered in my name as set forth below, and authorize the Company to apply such distributions to the purchase of full shares and fractional interests in shares of the Common Stock.

I understand that the purchases will be made under the terms and conditions of the DRIP as described in the Prospectus and that I may revoke this authorization at any time by notifying the DRIP Administrator, in writing, of my desire to terminate my participation.

Sign below if you would like to participate in the Distribution Reinvestment Plan. You must participate with respect to 100% of your shares.

Signature	Date

Signature of Joint Owner	Date

EXHIBIT D

GRUBB & ELLIS APARTMENT REIT, INC.

SHARE REPURCHASE PLAN

The Board of Directors (the “Board”) of Grubb & Ellis Apartment REIT, Inc., a Maryland corporation (the “Company”), has adopted a share repurchase plan (the “Repurchase Plan”) by which shares of the Company’s common stock, par value $0.01 per share (“Shares”), may be repurchased by the Company from stockholders subject to certain conditions and limitations. The purpose of this Repurchase Plan is to provide limited interim liquidity for stockholders (under the conditions and limitations set forth below) until a liquidity event occurs. No stockholder is required to participate in the Repurchase Plan.

1. Repurchase of Shares.  The Company may, at its sole discretion, repurchase Shares presented to the Company for cash to the extent it has sufficient proceeds to do so and subject to the conditions and limitations set forth herein. Any and all Shares repurchased by the Company shall be canceled, and will have the status of authorized but unissued Shares. Shares acquired by the Company through the Repurchase Plan will not be reissued unless they are first registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and other appropriate state securities laws or otherwise issued in compliance with such laws.

2. Share Redemptions.

Repurchase Price.  Unless the Shares are being repurchased in connection with a stockholder’s death or qualifying disability (as discussed below), the prices per Share at which the Company will repurchase Shares will be as follows:

(1) For stockholders who have continuously held their Shares for at least one year, the lower of $9.25 or 92.5% of the price paid to acquire Shares from the Company;

(2) For stockholders who have continuously held their Shares for at least two years, the lower of $9.50 or 95.0% of the price paid to acquire Shares from the Company;

(3) For stockholders who have continuously held their Shares for at least three years, the lower of $9.75 or 97.5% of the price paid to acquire Shares from the Company; and

(4) For stockholders who have continuously held their Shares for at least four years, a price determined by our board of directors, but in no event less than 100% of the price paid to acquire Shares from the Company.

Death or Disability.  If Shares are to be repurchased in connection with a stockholder’s death or qualifying disability as provided in Section 4, the repurchase price shall be: (i) for stockholders who have continuously held their Shares for less than four years, 100% of the price paid to acquire the Shares from the Company; or (ii) for stockholders who have continuously held their Shares for at least four years, a price determined by the Board, but in no event less than 100% of the price paid to acquire the Shares from the Company. In addition, the Company will waive the one-year holding period, as described in Section 4, for Shares to be repurchased in connection with a stockholder’s death or qualifying disability. Appropriate legal documentation will be required for repurchase requests upon death or qualifying disability.

3. Funding and Operation of Repurchase Plan.  The Company may make purchases under the Repurchase Plan quarterly, at its sole discretion, on a pro rata basis. Subject to funds being available, the Company will limit the number of Shares repurchased during any calendar year to five percent (5.0%) of the weighted average number of Shares outstanding during the prior calendar year. Funding for the Repurchase Plan will come exclusively from proceeds received from the sale of Shares under the Company’s Distribution Reinvestment Plan.

4. Stockholder Requirements. Any stockholder may request a repurchase with respect to all or a designated portion of this Shares, subject to the following conditions and limitations:

Holding Period.  Only Shares that have been held by the presenting stockholder for at least one (1) year are eligible for repurchase by the Company, except as follows. Subject to the conditions and limitations below, the Company will redeem Shares held for less than the one-year holding period upon the death of a stockholder who is a natural person, including Shares held by such stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, after receiving written notice from the estate of the stockholder, the recipient of the Shares through bequest or inheritance, or, in the case of a revocable grantor trust, the trustee of such trust, who shall have the sole ability to request redemption on behalf of the trust. The Company must receive the written notice within 180 days after the death of the stockholder. If spouses are joint registered holders of Shares, the request to redeem the shares may be made if either of the registered holders dies. This waiver of the one-year holding period will not apply to a stockholder that is not a natural person, such as a trust other than a revocable grantor trust, partnership, corporation or other similar entity.

Furthermore, and subject to the conditions and limitations described below, the Board will redeem Shares held by a stockholder who is a natural person, including Shares held by such stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, with a “qualifying disability,” as determined by the Board, after receiving written notice from such stockholder. The Company must receive the written notice within 180 days after such stockholder’s qualifying disability. This waiver of the one-year holding period will not apply to a stockholder that is not a natural person, such as a trust other than a revocable grantor trust, partnership, corporation or other similar entity.

Minimum — Maximum.  A stockholder must present for repurchase a minimum of 25.0%, and a maximum of 100%, of the Shares owned by the stockholder on the date of presentment. Fractional shares may not be presented for repurchase unless the stockholder is presenting 100% of his Shares.

No Encumbrances.  All Shares presented for repurchase must be owned by the stockholder(s) making the presentment, or the party presenting the Shares must be authorized to do so by the owner(s) of the Shares. Such Shares must be fully transferable and not subject to any liens or other encumbrances.

Share Repurchase Form.  The presentment of Shares must be accompanied by a completed Share Repurchase Request form, a copy of which is attached hereto as Exhibit “A.” All Share certificates must be properly endorsed.

Deadline for Presentment.  All Shares presented and all completed Share Repurchase Request forms must be received by the Repurchase Agent (as defined below) on or before the last day of the second month of each calendar quarter in order to have such Shares eligible for repurchase for that quarter. The Company will repurchase Shares on or about the first day following the end of each calendar quarter.

Repurchase Request Withdrawal.  A stockholder may withdraw his or her repurchase request upon written notice to the Company at any time prior to the date of repurchase.

Ineffective Withdrawal.  In the event the Company receives a written notice of withdrawal from a stockholder after the Company has repurchased all or a portion of such stockholder’s Shares, the notice of withdrawal shall be ineffective with respect to the Shares already repurchased, but shall be effective with respect to any of such stockholder’s Shares that have not been repurchased. The Company shall provide any such stockholder with prompt written notice of the ineffectiveness or partial ineffectiveness of such stockholder’s written notice of withdrawal.

Repurchase Agent.  All repurchases will be effected on behalf of the Company by a registered broker dealer (the “Repurchase Agent”), who shall contract with the Company for such services. All recordkeeping and administrative functions required to be performed in connection with the Repurchase Plan will be performed by the Repurchase Agent.

Termination, Amendment or Suspension of Plan.  The Repurchase Plan will terminate and the Company will not accept Shares for repurchase in the event the Shares are listed on any national securities exchange, the subject of bona fide quotes on any inter-dealer quotation system or electronic communications network or are the subject of bona fide quotes in the pink sheets. Additionally, the Board, in its sole discretion, may terminate, amend or suspend the Repurchase Plan if it determines to do so is in the best interest of the Company. A determination by the Board to terminate, amend or suspend the Repurchase Plan will require the affirmative vote of a majority of the directors, including a majority of the independent directors. If the Company terminates, amends or suspends the Repurchase Plan, the Company will provide stockholders with thirty (30) days advance written notice and the Company will disclose the changes in the appropriate current or periodic report filed with the Securities and Exchange Commission.

5. Miscellaneous.

Advisor Ineligible.  The Advisor to the Company, Grubb & Ellis Apartment REIT Advisor, LLC, shall not be permitted to participate in the Repurchase Plan.

Liability.  Neither the Company nor the Repurchase Agent shall have any liability to any stockholder for the value of the stockholder’s Shares, the repurchase price of the stockholder’s Shares, or for any damages resulting from the stockholder’s presentation of his or her Shares, the repurchase of the Shares under this Repurchase Plan or from the Company’s determination not to repurchase Shares under the Repurchase Plan, except as a result from the Company’s or the Repurchase Agent’s gross negligence, recklessness or violation of applicable law; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights or claims a stockholder may have under federal or state securities laws.

Taxes.  Stockholders shall have complete responsibility for payment of all taxes, assessments, and other applicable obligations resulting from the Company’s repurchase of Shares.

Preferential Treatment of Shares Repurchased in Connection with Death or Disability. If there are insufficient funds to honor all repurchase requests, preference will be given to shares to be repurchased in connection with a death or qualifying disability.

EXHIBIT “A”

SHARE REPURCHASE REQUEST

The undersigned stockholder of Grubb & Ellis Apartment REIT, Inc. (the “Company”) hereby requests that, pursuant to the Company’s Share Repurchase Plan, the Company repurchase the number of shares of Company Common Stock (the “Shares”) indicated below.

STOCKHOLDER’S NAME:

STOCKHOLDER’S ADDRESS:

TOTAL SHARES OWNED BY STOCKHOLDER:

NUMBER OF SHARES PRESENTED FOR REPURCHASE:

(Note: number of shares presented for repurchase must be equal to or exceed 25.0% of total shares owned.)

By signing and submitting this form, the undersigned hereby acknowledges and represents to each of the Company and the Repurchase Agent the following:

The undersigned is the owner (or duly authorized agent of the owner) of the Shares presented for repurchase, and thus is authorized to present the Shares for repurchase.

The Shares presented for repurchase are eligible for repurchase pursuant to the Repurchase Plan. The Shares are fully transferable and have not been assigned, pledged, or otherwise encumbered in any way.

The undersigned hereby indemnifies and holds harmless the Company, the Repurchase Agent, and each of their respective officers, directors and employees from and against any liabilities, damages, expenses, including reasonable attorneys’ fees, arising out of or in connection with any misrepresentation made herein.

Stock certificates for the Shares presented for repurchase (if applicable) are enclosed, properly endorsed with signature guaranteed.

It is recommended that this Share Repurchase Request and any attached stock certificates be sent to the Repurchase Agent, at the address below, via overnight courier, certified mail, or other means of guaranteed delivery.

Grubb & Ellis Securities, Inc.
Grubb & Ellis Apartment REIT Repurchase Agent
4 Hutton Centre Drive, Suite 700
Santa Ana, California 92707
(877) 888-7348

Date:

Stockholder Signature:

  Office Use Only

  Date Request Received:

GRUBB & ELLIS APARTMENT REIT, INC.

Maximum Offering of
105,000,000 in Shares
of Common Stock

Minimum Offering of
200,000 in Shares
of Common Stock

PROSPECTUS

October 9, 2008

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in the prospectus and supplemental literature authorized by Grubb & Ellis Apartment REIT, Inc. and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct of any time subsequent to the date of this prospectus.

GRUBB & ELLIS APARTMENT REIT, INC.

SUPPLEMENT NO. 1 DATED OCTOBER 9, 2008
TO THE PROSPECTUS DATED OCTOBER 9, 2008

This document supplements, and should be read in conjunction with, our prospectus dated October 9, 2008, relating to our offering of 105,000,000 shares of common stock. The purpose of this Supplement No. 1 is to disclose:

•	the status of our initial public offering;

•	a description of our current portfolio;

•	our recent acquisition of Canyon Ridge Apartments in Hermitage, Tennessee;

•	selected financial data;

•	information regarding our distributions;

•	our performance — funds from operations;

•	our property performance — net operating income;

•	an additional risk factor; and

•	compensation paid to our advisor.

Status of Our Initial Public Offering

As of September 19, 2008, we had received and accepted subscriptions in our offering for 13,812,123 shares of our common stock, or approximately $137,971,000, excluding shares issued under our distribution reinvestment plan. As of September 19, 2008, approximately 86,187,877 shares remained available for sale to the public under our initial public offering, excluding shares available under our distribution reinvestment plan. We will sell shares in our offering until the earlier of July 19, 2009, or the date on which the maximum offering has been sold.

Our Current Portfolio

We invest in a geographically diverse portfolio of apartment communities in select U.S. metropolitan areas. Each of our apartment communities has similar economic characteristics, residents and products and services. As of September 30, 2008, we owned 13 properties with an aggregate of 3,531 units for an aggregate purchase price of $340,530,000. The table below provides summary information regarding our properties as of September 30, 2008:

	Properties Owned
		As a Percentage of
		Aggregate
State	Number	Purchase Price

Texas	7	53.3%
Georgia	2	16.1
Virginia	2	15.6
Tennessee	1	10.6
North Carolina	1	4.4

Total	13	100%

1

The table below describes the average effective monthly rent per unit and the occupancy rate for each of the last four years ended December 31, 2007 and through September 30, 2008, for which we owned properties:

	2004(2)	2005(2)	2006(1)	2007(1)	2008(1)

Average Effective Monthly Rent per Unit	N/A	N/A	$889.38	$891.01	$927.49
Occupancy Rate	N/A	N/A	97.7%	91.5%	92.3%

(1)	Based on leases in effect as of December 31, 2006 and 2007, and September 30, 2008.

(2)	We were initially capitalized on January 10, 2006 and therefore we consider that our date of inception.

As of September 30, 2008, no single tenant accounted for 10.0% or more of the rentable square feet of our real estate properties.

Recent Acquisition of Canyon Ridge Apartments

On September 15, 2008, we purchased Canyon Ridge Apartments, or the Canyon Ridge property, for a purchase price of $36,050,000, plus closing costs, from an unaffiliated third party. The Canyon Ridge property is a 350-unit garden-style apartment property located in Hermitage, Tennessee, a suburb east of Nashville. The Canyon Ridge property contains approximately 341,000 rentable square feet, which consists of 13 three-story residential buildings, as well as a clubhouse containing the leasing office, situated on approximately 22.5 acres. As of September 2008, the Canyon Ridge property was approximately 94.0% leased and the average rent per unit was $935.

We financed the purchase price, including closing costs and the acquisition fee, of the Canyon Ridge property, through (1) a secured loan of $24,000,000 from Capmark Bank; (2) $7,300,000 in borrowings under a prior loan agreement with Wachovia Bank, National Association; (3) an unsecured loan of $5,400,000 from NNN Realty Advisors, Inc., a wholly owned subsidiary of our sponsor, Grubb & Ellis Company; and (4) the remainder from funds raised through this offering.

The capitalization rate for the Canyon Ridge property is 6.95%. The capitalization rate is based on first year pro forma information and does not reflect reserves for replacements. Typically, we evaluate current income and review market data to project a first year revenue stream. For expenses, we review our experience in operating properties in the market and what our historical expenses have been. We trend real estate taxes based on the recommendation of our third party consultant. We also use the actual insurance quotes to estimate our expenses.

Selected Financial Data

The following selected financial data should be read with Management’s Discussion and Analysis of Financial Condition and Results of Operations and our consolidated financial statements and the notes thereto incorporated by reference into the prospectus. Our historical results are not necessarily indicative of results for any future period.

2

The following tables present summarized consolidated financial information, including balance sheet data, statement of operations data, and statement of cash flows data in a format consistent with our consolidated financial statements.

				January 10, 2006
Selected Financial Data	June 30, 2008	December 31, 2007	December 31, 2006	(Date of Inception)

BALANCE SHEET DATA:
Total assets	$312,490,000	$228,814,000	$67,214,000	$201,000
Mortgage loan payables, net	$193,844,000	$139,318,000	$19,218,000	$—
Stockholders’ equity	$91,586,000	$66,056,000	$14,247,000	$201,000

			Period from
			January 10, 2006
			(Date of Inception)
	Six Months Ended	Year Ended	through
	June 30, 2008	December 31, 2007	December 31, 2006

STATEMENT OF OPERATIONS DATA:
Total revenues	$13,572,000	$12,705,000	$659,000
Loss from continuing operations	$(5,980,000)	$(5,579,000)	$(523,000)
Net loss	$(5,980,000)	$(5,579,000)	$(523,000)
Loss per share — basic and diluted(1):
Loss from continuing operations	$(0.58)	$(1.10)	$(1.99)
Net loss	$(0.58)	$(1.10)	$(1.99)
STATEMENT OF CASH FLOWS DATA:
Cash flows provided by operating activities	$1,189,000	$2,195,000	$301,000
Cash flows used in investing activities	$(87,813,000)	$(126,965,000)	$(63,991,000)
Cash flows provided by financing activities	$88,563,000	$125,010,000	$65,144,000

OTHER DATA:
Distributions declared	$3,634,000	$3,519,000	$145,000
Distributions declared per share	$0.35	$0.68	$0.14

(1)	Net loss per share is based upon the weighted average number of shares of our common stock outstanding. Distributions by us of our current and accumulated earnings and profits for federal income tax purposes are taxable to stockholders as ordinary income. Distributions in excess of these earnings and profits generally are treated as a non-taxable reduction of the stockholder’s basis in the shares to the extent thereof (a return of capital for tax purposes) and, thereafter, as taxable gain. These distributions in excess of earnings and profits will have the effect of deferring taxation of the distributions until the sale of the stockholder’s common stock.

Information Regarding our Distributions

The amount of the distributions we pay to our stockholders is determined by our board of directors and is dependent on a number of factors, including funds available for payment of distributions, our financial condition, capital expenditure requirements and annual distribution requirements needed to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended.

Our board of directors approved a 6.0% per annum distribution to be paid to our stockholders beginning on October 5, 2006, the date we reached our minimum offering of $2,000,000. The first distribution was paid on December 15, 2006 for the period ended November 30, 2006. On February 22, 2007, our board of directors approved a 7.0% per annum, or $0.70 per common share, distribution to be paid to our stockholders beginning

3

with our March 2007 monthly distribution, which was paid on April 15, 2007. Distributions are paid to our stockholders on a monthly basis.

If distributions are in excess of our taxable income, such distributions will result in a return of capital to our stockholders. Our distribution of amounts in excess of our taxable income have resulted in a return of capital to our stockholders.

For the six months ended June 30, 2008, we paid distributions of $3,405,000 ($1,840,000 in cash and $1,565,000 in shares of our common stock pursuant to the DRIP), $1,189,000 of which were paid from cash flow from operations. The distributions paid in excess of our cash flow from operations were paid using proceeds from our offering. As of June 30, 2008, we had an amount payable of $810,000 to our advisor and its affiliates for operating expenses, interest expense and asset and property management fees, which will be paid from cash flow from operations in the future as they become due and payable by us in the ordinary course of business consistent with our past practice.

Our advisor or its affiliates have no obligation to defer or forgive amounts due to them. As of June 30, 2008, no amounts due to our advisor or its affiliates have been deferred or forgiven. In the future, if our advisor or its affiliates do not defer or forgive amounts due to them and our cash flow from operations is less than the distributions to be paid, we would be required to pay our distributions, or a portion thereof, with proceeds from our offering or borrowed funds. As a result, the amount of proceeds available for investment and operations would be reduced, or we may incur additional interest expense as a result of borrowed funds.

For the six months ended June 30, 2008, our funds from operations, or FFO, was $(861,000). For the six months ended June 30, 2008, we did not pay distributions with FFO. See Our Performance — Funds from Operations below.

Our Performance — Funds From Operations

One of our objectives is to provide cash distributions to our stockholders from cash generated by our operations. Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group, has promulgated a measure known as FFO which it believes more accurately reflects the operating performance of a REIT such as us. FFO is not equivalent to our net income or loss as defined under accounting principles generally accepted in the United States of America, or GAAP.

We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO.

The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. The use of FFO is recommended by the REIT industry as a supplemental performance measure.

Presentation of this information is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO is not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income as an indication of our performance. Our FFO reporting complies with NAREIT’s policy described above.

4

The following is the calculation of FFO for each of the last four quarters ended June 30, 2008.

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,
	2008	2008	2007	2007

Net loss	$(3,060,000)	$(2,920,000)	$(2,132,000)	$(1,420,000)
Add:
Depreciation and amortization — consolidated properties	2,525,000	2,594,000	2,055,000	1,574,000

FFO	$(535,000)	$(326,000)	$(77,000)	$154,000

FFO per share — basic and diluted	$(0.05)	$(0.03)	$(0.01)	$0.03

Weighted average common shares outstanding — basic and diluted	11,368,448	9,368,150	7,590,409	5,990,009

FFO reflects acquisition related expenses of interest expense on the Wachovia Loan, interest expense on the unsecured note payables to affiliate, amortization of deferred financing fees associated with acquiring the lines of credit, the write off of deferred financing fees in connection with the termination of our line of credit and mezzanine line of credit, unused fees on our line of credit, and other acquisition related expenses, as well as amortization of debt discount.

Our Property Performance — Net Operating Income

As of June 30, 2008, we owned 12 properties as compared to owning nine properties as of December 31, 2007. The aggregate occupancy for the properties was 93.1% as of June 30, 2008 versus 91.5% as of December 31, 2007.

The aggregate net operating income for the properties for the six months ended June 30, 2008 was $6,595,000 compared to $6,482,000 for the year ended December 31, 2007.

Net operating income is a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before interest expense, general and administrative expenses, depreciation, amortization, interest and dividend income and other income, net. We believe that net operating income provides an accurate measure of the operating performance of our operating assets because net operating income excludes certain items that are not associated with management of the properties. Additionally, we believe that net operating income is a widely accepted measure of comparative operating performance in the real estate investment community. However, our use of the term net operating income may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. To facilitate understanding of this financial measure, a reconciliation of net loss to net

5

operating income has been provided for the six months ended June 30, 2008 and for the year ended December 31, 2007.

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Net loss	$(5,980,000)	$(5,579,000)
Add:
General and administrative	2,241,000	2,383,000
Depreciation and amortization	5,119,000	5,385,000
Interest expense	5,231,000	4,386,000
Less:
Interest and dividend income	(16,000)	(91,000)
Other income, net	—	(2,000)

Net operating income	$6,595,000	$6,482,000

Additional Risk Factor

The “Risk Factors” section of the prospectus is hereby supplemented by the following additional risk factor:

Distributions May be Paid with Offering Proceeds or Borrowed Funds

We may not have sufficient cash available from operations to pay distributions, and, therefore, distributions may be paid with offering proceeds or borrowed funds.

The amount of the distributions to our stockholders will be determined by our board of directors and are dependent on a number of factors, including funds available for payment of distributions, our financial condition, capital expenditure requirements and annual distribution requirements needed to maintain our status as a REIT. On February 22, 2007, our board of directors approved a 7.0% per annum, or $0.70 per common share, distribution to be paid to stockholders beginning with the March 2007 monthly distribution, which was paid on April 15, 2007.

For the six months ended June 30, 2008, we paid distributions of $3,405,000 ($1,840,000 in cash and $1,565,000 in shares of our common stock pursuant to our distribution reinvestment plan), $1,189,000 of which were paid from cash flow from operations and the remainder from proceeds from our offering.

However, as of June 30, 2008, we had an amount payable of $810,000 to our advisor and its affiliates for operating expenses, interest expense and asset and property management fees, which will be paid from cash flow from operations in the future as they become due and payable by us in the ordinary course of business consistent with our past practice. Our advisor and its affiliates have no obligations to defer or forgive amounts due to them. As of June 30, 2008, no amounts due to our advisor or its affiliates have been forgiven. In the future, if our advisor or its affiliates do not defer or forgive amounts due to them and as a result if our cash flow from operations is less than the distributions to be paid, we would be required to pay our distributions, or a portion thereof, with proceeds from this offering or borrowed funds. As a result, the amount of proceeds available for investment and operations would be reduced, or we may incur additional interest expense as a result of borrowed funds. In addition, we have not paid distributions with funds from operations, or FFO. For the six months ended June 30, 2008, our FFO was $(861,000).

6

Compensation Paid to our Advisor

The Compensation Table section on pages 62-71 of our prospectus dated October 9, 2008, is hereby supplemented by the following:

Amounts Incurred
Inception to
Type of Compensation	June 30, 2008

Offering Stage:
Selling Commissions	$8,423,000
Marketing Allowance and Accountable Due Diligence Expense Reimbursements	$3,180,000
Other Organizational and Offering Expenses	$1,823,000
Acquisition and Development Stage:
Acquisition Fee	$9,134,000
Reimbursement of Acquisition Expenses	$6,000
Operational Stage:
Asset Management Fee	$2,154,000
Property Management Fee	$1,047,000
Compensation for Additional Services	$35,000
Reimbursable Expenses
Operating Expenses	$597,000
On-site Personnel	$944,000
Interest Expense	$258,000
Disposition/Liquidation Stage:
Disposition Fee	$—
Incentive Distribution Upon Sales	$—
Incentive Distribution Upon Listing	$—
Fees payable upon termination of Advisory Agreement	$—

As of June 30, 2008, compensation incurred but not yet paid was approximately $1,273,000, representing normal accruals for second quarter 2008 activities.

7

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 30.  Quantitative and Qualitative Disclosure About Market Risk

Not applicable (per Item 305(e) of Regulation S-K) as the Company meets the definition of “Small Business Issuer” under Rule 405 promulgated under the Securities Act.

Item 31.  Other Expenses of Issuance and Distribution

Set forth below is an estimate of the approximate amount of the fees and expenses payable by the Registrant in connection with the issuance and distribution of the Shares.

Securities and Exchange Commission registration fee	$112,083
FINRA filing fee	75,500
Printing and postage	3,350,000
Legal fees and expenses	1,500,000
Accounting fees and expenses	2,000,000
Advertising	2,650,000
Blue Sky Expenses	600,000
Miscellaneous	2,221,720

Total	$12,509,303

Item 32.  Sales to Special Parties

None.

Item 33.  Recent Sales of Unregistered Securities

On January 10, 2006, the Company was capitalized with the issuance to Grubb & Ellis Apartment REIT Advisor, LLC of 22,223 shares of common stock for a purchase price of $9.00 per share for an aggregate purchase of $200,007. The shares were purchased for investment and for the purpose of organizing the Company. The Company issued this common stock in reliance on an exemption from registration under Section 4(2) of the Securities Act.

On July 19, 2006, we issued 1,000 shares of restricted common stock to each of our four independent directors, of which 800 were forfeited in November 2006, pursuant to our 2006 Incentive Award Plan in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act. Each of these restricted common stock awards vested 20.0% on the grant date and 20.0% will vest on each of the first four anniversaries of the date of the grant.

On June 12, 2007, we issued an additional 1,000 shares of restricted common stock to each of our three independent directors pursuant to our 2006 Incentive Award Plan in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act. Each of these restricted common stock awards vested 20.0% on the grant date and 20.0% will vest on each of the first four anniversaries of the date of the grant.

On June 25, 2008 we issued 1,000 shares of restricted common stock to each of our independent directors pursuant to our 2006 Incentive Plan in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act. Each of these restricted common stock awards vested 20.0% on the grant date and 20.0% will vest on each of the first four anniversaries of the date of grant.

Item 34.  Indemnification of Directors and Officers

Subject to any applicable conditions set forth under Maryland law or below, (i) no director or officer of the Company shall be liable to the Company or its stockholders for money damages and (ii) the Company shall indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (A) any individual who is a present or former director or officer of the Company; (B) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise; or (C) the Advisor or any of its affiliates acting as an agent of the Company and their respective officers, directors, managers and employees, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity.

Notwithstanding anything to the contrary contained in clause (i) or (ii) of the paragraph above, the Company shall not provide for indemnification of or hold harmless a director, an Advisor or any affiliate of an advisor (the “Indemnitee”) for any liability or loss suffered by any of them, unless all of the following conditions are met:

(i) the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company;

(ii) the Indemnitee was acting on behalf of or performing services for the Company;

(iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a director (other than an independent director), an Advisor or an affiliate of an Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an independent director;

(iv) such indemnification or agreement to hold harmless is recoverable only out of net assets and not from stockholders; and

(v) with respect to losses, liability or expenses arising from or out of an alleged violation of federal or state securities laws, one or more of the following conditions are met: (A) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (C) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Neither the amendment nor repeal of the provision for indemnification in our charter, nor the adoption or amendment or amendment of any other provision of our charter or bylaws inconsistent with the provision for indemnification in our charter, shall apply to or affect in any respect the applicability of the provision for indemnification in our charter with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

The Company shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the Maryland General Corporation Law) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the directors, officers, employees or agents or the Advisor or its Affiliates provide the Company with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and undertake to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.

Item 35.  Treatment of Proceeds from Stock Being Registered

None.

Item 36.  Financial Statements and Exhibits

Following the consummation of the merger of NNN Realty Advisors, Inc., which previously served as our sponsor, with and into a wholly owned subsidiary of our current sponsor, Grubb & Ellis Company on December 7, 2007, NNN Apartment REIT, Inc., NNN Apartment REIT Holdings, L.P., NNN Apartment REIT Advisor, LLC and NNN Apartment Management, LLC changed their names to Grubb & Ellis Apartment REIT, Inc., Grubb & Ellis Apartment REIT Holdings, L.P., Grubb & Ellis Apartment REIT Advisor, LLC, and Grubb & Ellis Apartment Management, LLC, respectively.

(a) Index to Financial Statements

The consolidated financial statements and financial statement schedules of Grubb & Ellis Apartment REIT, Inc. are incorporated into this registration statement and the prospectus included herein by reference to Grubb & Ellis Apartment REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007, Grubb & Ellis Apartment REIT, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, and Grubb & Ellis Apartment REIT, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, as well as the financial statements contained in Grubb & Ellis Apartment REIT, Inc.’s Current Reports on Form 8-K/A filed with the SEC on July 18, 2008, July 18, 2008 and September 11, 2008. The financial statements incorporated herein refer to the entity names that were in effect during the periods presented by such financial statements and have not been updated to reflect such name changes.

(b) Exhibits:

The following Exhibit List refers to the entity names used prior to such name changes in order to accurately reflect the names of the parties on the documents listed.

Exhibit
Number		Exhibit

1.1		Dealer Manager Agreement between NNN Apartment REIT, Inc. and NNN Capital Corp. (included as Exhibit 1.1 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
1	.2**	Form of Participating Broker-Dealer Agreement
3.1		Articles of Amendment and Restatement of the Registrant (included as Exhibit 3.1 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
3.2		Articles of Amendment to the Articles of Amendment and Restatement of the Registrant (included as Exhibit 3.1 to our Form 8-K filed on December 10, 2007 and incorporated herein by reference)
3.3		Amended and Restated Bylaws of the Registrant (included as Exhibit 3.2 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
3	.4**	Amendment to Amended and Restated Bylaws
3.5		Agreement of Limited Partnership of NNN Apartment REIT Holdings, L.P. (included as Exhibit 3.3 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
4	.1**	Specimen Share Certificate
4.2		Form of Subscription Agreement (included as Exhibit B to the prospectus)
5	.1**	Opinion of Venable LLP
8	.1**	Opinion of Hirschler Fleischer, a Professional Corporation as to Tax Matters
10.1		Distribution Reinvestment Plan (included as Exhibit C to the prospectus)
10.2		Share Repurchase Plan (included as Exhibit D to the prospectus)
10	.3**	2006 Incentive Award Plan
10.4		First Amended and Restated Advisory Agreement between Grubb & Ellis Apartment REIT, Inc. and Grubb & Ellis Apartment REIT Advisor, LLC (included as Exhibit 10.1 to our Form 8-K filed on July 21, 2008 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.5	Escrow Agreement (included as Exhibit 10.5 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
10.6	Amendment to 2006 Incentive Award Plan (included as Exhibit 10.6 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
10.7	Assignment of Contract dated October 30, 2006 by Triple Net Properties, LLC to Apartment REIT Walker Ranch, L.P. (included as Exhibit 10.8 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.8	Credit Agreement dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.9 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.9	Deed of Trust, Security Agreement and Fixture Filing dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.10 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.10	Revolving Note dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.11 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.11	Swingline Note dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.12 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.12	Guaranty dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.13 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.13	Assignment of Leases and Rents dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.14 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.14	Mezzanine Credit Agreement dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.15 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.15	Second Deed of Trust, Security Agreement and Fixture Filing dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.16 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.16	Note (Mezzanine Loan) for the Walker Ranch Property dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.17 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.17	Guaranty (Mezzanine Loan) dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.18 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.18	Second Assignment of Leases and Rents dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.19 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.19	Senior Credit Agreement Waiver dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.20 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.20	Mezzanine Credit Agreement Waiver dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.21 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.21	Assignment and Acceptance Agreement dated November 22, 2006 by and among Wachovia Bank, National Association, LaSalle Bank National Association and Wachovia Bank, National Association (included as Exhibit 10.1 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.22	First Amendment to Credit Agreement dated November 22, 2006 among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc., Apartment REIT Walker Ranch, LP and Apartment REIT Walker Ranch GP, LLC, Wachovia Bank, National Association and the Lenders (included as Exhibit 10.2 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.23	Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.3 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.24	Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and LaSalle Bank National Association (included as Exhibit 10.4 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.25	Amendment to the Contract of Sale dated November 27, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC (included as Exhibit 10.7 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.26	Deed of Trust, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents by El Dorado Apartments, LLC for the benefit of Royal Bank of Canada, dated November 29, 2006 (included as Exhibit 10.6 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.27	Assignment of Contract dated December 28, 2006 by Triple Net Properties, LLC to Apartment REIT Hidden Lakes, L.P. (included as Exhibit 10.8 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.28	Promissory Note dated December 28, 2006 issued by Apartment REIT Hidden Lakes, LP to Wachovia Bank, National Association (included as Exhibit 10.9 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.29	Deed of Trust, Security Agreement and Fixture Filing dated December 28, 2006 by Apartment REIT Hidden Lakes, LP from the benefit of Wachovia Bank, National Association (included as Exhibit 10.10 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.30	Indemnity and Guaranty Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.11 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.31	Assignment of Leases and Rents dated December 28, 2006 by Apartment REIT Hidden Lakes, LP to Wachovia Bank, National Association (included as Exhibit 10.12 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.32	Assignment of Warranties and Other Contract Rights dated December 28, 2006 by Apartment REIT Hidden Lakes, LP in favor of Wachovia Bank, National Association (included as Exhibit 10.13 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.33	Environmental Indemnity Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.14 to our Form 8-K/A filed on January 5, 2007 and incorporated herein by reference)
10.34	SEC Indemnity and Guaranty Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.15 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.35	Unsecured Promissory Note dated December 28, 2006 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.16 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.36	Purchase and Sale Agreement by and between Northspring Park, LLC and Triple Net Properties, LLC entered into as of February 21, 2007 (included as Exhibit 10.1 to our Form 8-K filed on June 18, 2007 and incorporated herein by reference)
10.37	Purchase and Sale Agreement dated February 21, 2007 by and between FS Towne Crossing, LTD and Triple Net Properties, LLC (included as Exhibit 10.1 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.38	Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated February 21, 2007 (included as Exhibit 10.1 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.39	Deed of Trust, Security Agreement and Fixture Filing made and given by Braemar Housing Limited Partnership to J. Lindsay Stradley, Jr. as Trustee for Transamerica Occidental Life Insurance Company as of March 25, 2005 (included as Exhibit 10.5 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.40	Promissory Note dated April 12, 2007 issued by Apartment REIT Walker Ranch, LP to Wachovia Bank, National Association (included as Exhibit 10.1 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.41	Deed of Trust, Security Agreement and Fixture Filing dated April 12, 2007 by Apartment REIT Walker Ranch, LP for the benefit of Wachovia Bank, National Association (included as Exhibit 10.2 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.42	Indemnity and Guaranty Agreement dated April 12, 2007 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.3 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.43	Assignment of Leases and Rents dated April 12, 2007 by Apartment REIT Walker Ranch, LP to Wachovia Bank, National Association (included as Exhibit 10.4 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.44	Assignment of Warranties and Other Contract Rights dated April 12, 2007 by Apartment REIT Walker Ranch, LP in favor of Wachovia Bank, National Association (included as Exhibit 10.5 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.45	Environmental Indemnity Agreement dated April 12, 2007 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.6 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.46	SEC Indemnity and Guaranty Agreement dated April 12, 2007 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.7 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.47	Purchase and Sale Agreement by and between Braemar Housing Limited Partnership and Triple Net Properties, LLC entered into as of April 26, 2007 (included as Exhibit 10.1 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.48	Secured Promissory Note issued by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005 (included as Exhibit 10.4 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.49	Absolute Assignment of Leases and Rents by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005 (included as Exhibit 10.6 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.50	Sale Agreement dated June 8, 2007 by and between Bay Point Resort Corpus Christi, L.P. and Triple Net Properties, LLC (included as Exhibit 10.1 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.51	Reinstatement of and First Amendment to and Joinder and Ratification of Purchase and Sale Agreement dated June 8, 2007 by and between FS Towne Crossing, LP, Fountain Green, LLC, and Triple Net Properties, LLC (included as Exhibit 10.2 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.52	Reinstatement of and First Amendment to Purchase and Sale Agreement by and between North Spring Park, LLC and Triple Net Properties, LLC made as of June 12, 2007 (included as Exhibit 10.2 to our Form 8-K filed on June 18, 2007 and incorporated herein by reference)
10.53	Assignment of Contract by Triple Net Properties, LLC to Apartment REIT Park at North Gate, LP made as of June 12, 2007 (included as Exhibit 10.3 to our Form 8-K filed on June 18, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.54	Reinstatement of and First Amendment to Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated June 12, 2007 (included as Exhibit 10.2 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.55	Amendment to Sale Agreement dated June 14, 2007 by and between Bay Point Resort Corpus Christi, L.P. and Triple Net Properties, LLC (included as Exhibit 10.2 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.56	Assignment and Assumption of Real Estate Purchase Agreement by and between Triple Net Properties, LLC and Apartment REIT Residences at Braemar, LLC as of June 29, 2007 (included as Exhibit 10.2 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.57	Loan Assumption and Modification Agreement by and between Apartment REIT Residences at Braemar, LLC, and Transamerica Occidental Life Insurance Company and is joined by Braemar Housing Limited Partnership, et al. made and entered into and effective as of June 29, 2007 (included as Exhibit 10.3 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.58	Supplemental Carveout Guarantee and Indemnity Agreement by NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007 (included as Exhibit 10.7 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.59	Supplemental Environmental Indemnity Agreement by Apartment REIT Residences at Braemar, LLC and NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007 (included as Exhibit 10.8 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.60	Assignment and Subordination of Management Agreement by Apartment REIT Residences at Braemar, LLC, Triple Net Properties Realty, Inc. and Transamerica Occidental Life Insurance Company dated June 29, 2007 (included as Exhibit 10.9 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.61	Unsecured Promissory Note dated June 29, 2007 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.10 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.62	Amendment Letter regarding Credit Agreement dated July 10, 2007 by and among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc., Wachovia Bank, National Association and LaSalle Bank National Association (included as Exhibit 10.1 to our Form 8-K filed July 13, 2007 and incorporated herein by reference)
10.63	Amendment Letter regarding Mezzanine Credit Agreement dated July 10, 2007 by and among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc. and Wachovia Bank, National Association (included as Exhibit 10.2 to our Form 8-K filed July 13, 2007 and incorporated herein by reference)
10.64	Sale Agreement Assignment dated August 1, 2007 by and between Triple Net Properties, LLC and Apartment REIT Bay Point Resort, LLC (included as Exhibit 10.3 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.65	Fixed+1 Multifamily Note dated August 1, 2007 by Apartment REIT Bay Point Resort, LLC in favor of PNC ARCS LLC (included as Exhibit 10.4 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.66	Multifamily Deed of Trust, Assignment of Rents, and Security Agreement and Fixture Filing dated August 1, 2007 by Apartment REIT Bay Point Resort, LLC to Lawyers Title Insurance Corporation for the benefit of PNC ARCS LLC (included as Exhibit 10.5 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.67	Unsecured Promissory Note dated August 1, 2007 by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.6 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.68	Fixed+1 Multifamily Note dated August 1, 2007 by Apartment REIT Park at North Gate, LP in favor of PNC ARCS LLC (included as Exhibit 10.7 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.69	Multifamily Deed of Trust, Assignment of Rents, and Security Agreement and Fixture Filing dated August 1, 2007 by Apartment REIT Part at North Gate, LP to Lawyers Title Insurance Company for the benefit of PNC ARCS LLC (included as Exhibit 10.8 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.70	Assumption Agreement dated August 24, 2007 by and among FS Towne Crossing, LP, Bowler Holdings, LLC, Fountain Green, LLC, Apartment REIT Towne Crossing, LP, and the Federal Home Loan Mortgage Corporation acknowledged and consented to by Wendell A. Jacobson (included as Exhibit 10.4 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.71	Guaranty dated August 28, 2007 by NNN Apartment REIT, Inc. for the benefit of Federal Home Loan Mortgage Corporation (included as Exhibit 10.7 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.72	Assignment of Contract dated August 29, 2007 by Triple Net Properties, LLC to Apartment REIT Towne Crossing, LP (included as Exhibit 10.3 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.73	Unsecured Promissory Note dated August 29, 2007 by NNN Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.8 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.74	Assignment of Contract by Triple Net Properties, LLC to Apartment REIT Villas of El Dorado, LLC, dated November 1, 2007 (included as Exhibit 10.3 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.75	Agreement of Assumption and Modification of Security Instrument and Other Loan Documents by and among El Dorado Apartments, LLC; Wendell A. Jacobson; Apartment REIT Villas of El Dorado, LLC; NNN Apartment REIT, Inc.; and The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated as of November 1, 2007 (included as Exhibit 10.4 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.76	Limited Guaranty by NNN Apartment REIT, Inc. in favor of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007 (included as Exhibit 10.7 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.77	Environmental Indemnity Agreement by Apartment REIT Villas of El Dorado, LLC and NNN Apartment REIT, Inc. for the benefit of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007 (included as Exhibit 10.8 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.78	Loan Agreement by and between NNN Apartment REIT, Inc. and Wachovia Bank, National Association, dated November 1, 2007 (included as Exhibit 10.9 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.79	Promissory Note by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated November 1, 2007 (included as Exhibit 10.10 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.80	Pledge Agreement (Partnership Interests) by and between Wachovia Bank, National Association and NNN Apartment REIT Holdings, L.P., dated November 1, 2007 (included as Exhibit 10.11 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.81	Promissory Note by El Dorado Apartments, LLC in favor of Royal Bank of Canada, dated November 29, 2007 (included as Exhibit 10.5 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.82	Purchase and Sale Agreement by and between Fort Nelson Apartments, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007 (included as Exhibit 10.1 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.83	Purchase and Sale Agreement by and between The Myrtles at Old Towne, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007 (included as Exhibit 10.2 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.84	Amendment Letter by and between Triple Net Properties, LLC, Fort Nelson Apartments, L.L.C. and The Myrtles at Old Towne, L.L.C., dated December 19, 2007 (included as Exhibit 10.3 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.85	Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.4 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.86	Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.5 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.87	Multifamily Note by G&E Apartment REIT The Heights at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007 (included as Exhibit 10.6 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.88	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.7 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.89	Guaranty by G&E Apartment REIT The Heights at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007 (included as Exhibit 10.8 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.90	Multifamily Note by G&E Apartment REIT The Myrtles at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007 (included as Exhibit 10.9 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.91	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.10 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.92	Guaranty by G&E Apartment REIT The Myrtles at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007 (included as Exhibit 10.11 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.93	First Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated December 21, 2007 (included as Exhibit 10.12 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.94	First Amended and Restated Pledge Agreement by and between Wachovia Bank, N.A. and Grubb and Ellis Apartment REIT Holdings, L.P., dated December 21, 2007 (included as Exhibit 10.13 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.95	Unsecured Promissory Note issued by Grubb and Ellis Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated December 21, 2007 (included as Exhibit 10.14 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.96	Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated January 8, 2008 (included as Exhibit 10.1 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.97	Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated February 26, 2008 (included as Exhibit 10.2 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.98	Second Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 7, 2008 (included as Exhibit 10.3 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.99	Third Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 27, 2008 (included as Exhibit 10.4 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.100	Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Arboleda, LLC, dated March 27, 2008 (included as Exhibit 10.5 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.101	Fixed+1 Multifamily Note by G&E Apartment REIT Arboleda, LLC in favor of PNC ARCS, LLC, dated March 31, 2008 (included as Exhibit 10.6 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.102	Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by G&E Apartment REIT Arboleda, LLC for the benefit of PNC ARCS, LLC, dated March 31, 2008 (included as Exhibit 10.7 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.103	Second Amendment to and Waiver of Loan Agreement by and between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, date March 31, 2008 (included as Exhibit 10.8 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.104	Amended and Restated Promissory Note by Grubb & Ellis Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated March 31, 2008 (included as Exhibit 10.9 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.105	Second Amended and Restated Pledge Agreement (Membership and Partnership Interests) by and between Wachovia Bank, National Association and Grubb & Ellis Apartment REIT Holdings, L.P., dated March 31, 2008 (included as Exhibit 10.10 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.106	Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 12, 2008 (included as Exhibit 10.1 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.107	First Amendment to Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 18, 2008 (included as Exhibit 10.2 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.108	Purchase and Sale Agreement by and between AMLI at Peachtree City-Phase I, LLC, AMLI at Peachtree City-Phase II, LLC and Grubb and Ellis Realty Investors, LLC, dated June 23, 2008 (included as Exhibit 10.4 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.109	Purchase and Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Creekside Crossing, LLC, dated June 26, 2008 (included as Exhibit 10.3 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.110	Multifamily Note by G&E Apartment REIT Creekside Crossing, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008 (included as Exhibit 10.6 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.111	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Creekside Crossing, LLC and Capmark Bank, dated June 26, 2008 (included as Exhibit 10.7 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.112	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008 (included as Exhibit 10.8 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.113	Multifamily Note by G&E Apartment REIT Kedron Village, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008 (included as Exhibit 10.9 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.114	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Kedron Village, LLC and Capmark Bank, dated June 26, 2008 (included as Exhibit 10.10 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.115	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008 (included as Exhibit 10.11 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)

Exhibit
Number		Exhibit

10.116		Third Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated June 26, 2008 (included as Exhibit 10.12 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.117		Third Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated June 26, 2008 (included as Exhibit 10.13 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.118		Assignment and Assumption of Real Estate Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Kedron Village, LLC, dated June 27, 2008 (included as Exhibit 10.5 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.119		Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated June 27, 2008 (included as Exhibit 10.14 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.120		Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated July 10, 2008 (included as Exhibit 10.1 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.121		First Amendment to Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated August 15, 2008 (included as Exhibit 10.2 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.122		Assignment and Assumption of Real Estate Purchase and Sale Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Canyon Ridge, LLC, dated September 15, 2008 (included as Exhibit 10.3 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.123		Multifamily Note by G&E Apartment REIT Canyon Ridge, LLC to the order of Capmark Bank, dated September 15, 2008 (included as Exhibit 10.4 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.124		Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Canyon Ridge, LLC for the benefit of Capmark Bank, dated September 15, 2008 (included as Exhibit 10.5 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.125		Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated September 15, 2008 (included as Exhibit 10.6 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.126		Fourth Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated September 15, 2008 (included as Exhibit 10.7 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.127		Fourth Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated September 15, 2008 (included as Exhibit 10.8 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.128		Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated September 15, 2008 (included as Exhibit 10.9 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
21	.1*	Subsidiaries
23.1		Consent of Venable LLP (included in Exhibit 5.1)
23.2		Consent of Hirschler Fleischer, a Professional Corporation (included in Exhibit 8.1)
23	.3*	Consent of Deloitte & Touche LLP
23	.4*	Consent of KMJ Corbin & Company LLP

Exhibit
Number		Exhibit

24	.1**	Power of Attorney (included on Signature Page)

*	Filed herewith.

**	Previously filed.

Item 37.  Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 34 of this registration statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) That, all post-effective amendments will comply with the applicable forms, rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) in effect at the time such post-effective amendments are filed.

(4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) That, for the purpose of determining liability under the Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for the purpose of determining liability under the Act, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

The Registrant undertakes to send to each stockholder at least on an annual basis a detailed statement of any transactions with the advisor or its affiliates, and of fees, commissions, compensation and other benefits paid, or accrued to the advisor or its affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

The Registrant undertakes to provide to the stockholders the financial statements required by Form 10-K for the first full year of operations of the Company.

The Registrant undertakes to file a sticker supplement pursuant to Rule 424(c) under the Act during the distribution period describing each property not identified in the prospectus at such time as there arises a reasonable probability that such property will be acquired and to consolidate all such stickers into a post-effective amendment filed at least once every three months, with the information contained in such amendment provided simultaneously to the existing stockholders. Each sticker supplement should disclose all compensation and fees received by the advisor and its affiliates in connection with any such acquisition. The post-effective amendment shall include audited financial statements meeting the requirements of Rule 3-14 of Regulation S-X only for properties acquired during the distribution period.

The Registrant also undertakes to file, after the end of the distribution period, a current report on Form 8-K containing the financial statements and any additional information required by Rule 3-14 of Regulation S-X, to reflect each commitment (i.e., the signing of a binding purchase agreement) made after the end of the distribution period involving the use of 10 percent or more (on a cumulative basis) of the net proceeds of the offering and to provide the information contained in such report to the stockholders at least once each quarter after the distribution period of the offering has ended.

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED)
PUBLIC PROGRAMS
December 31, 2007

Table VI presents acquisitions of properties by programs completed during the three years prior to December 31, 2007. The information provided is at 100% of the property’s acquisition, without regard to percentage ownership of a property by an affiliated program either directly or through the affiliated program’s LLC. Additional information can be found in the Prior Performance Summary and Tables I through V.

Program: Name, location, type of property	G REIT, Inc. Opus Plaza at Ken Caryl Littleton, CO Office	G REIT, Inc. Eaton Freeway Phoenix, AZ Industrial
Gross leasable square footage	62,000	62,000
Date of purchase:	9/12/2005	10/21/2005
Mortgage financing at date of purchase	$6,700,000	$5,000,000
Cash down payment	$3,476,000	$2,588,000
Contract purchase price plus acquisition fee	$10,176,000	$7,588,000
Other cash expenditures expensed/(credited)	$(40,000)	$(10,000)
Other cash expenditures capitalized	$150,000	$224,000
Total acquisition cost	$10,286,000	$7,802,000

Program: Name, location, type of property	NNN 2003 Value Fund, LLC Interwood Houston, TX Office	NNN 2003 Value Fund, LLC Woodside Corporate Park Beaverton, OR Office
Gross leasable square footage	80,000	193,000
Date of purchase:	1/26/2005	9/30/2005
Mortgage financing at date of purchase	$5,500,000	$15,915,000
Cash down payment	$2,500,000	$6,947,000
Contract purchase price plus acquisition fee	$8,000,000	$22,862,000
Other cash expenditures expensed/(credited)	$4,000	$(5,000)
Other cash expenditures capitalized	$371,000	$1,132,000
Total acquisition cost	$8,375,000	$23,989,000

Program: Name, location, type of property	NNN 2003 Value Fund, LLC Daniels Road land parcel Heber City, UT Land	NNN 2003 Value Fund, LLC 3500 Maple(1) Dallas, TX Office
Gross leasable square footage	9.05 acres	375,000
Date of purchase:	10/14/2005	12/27/2005
Mortgage financing at date of purchase	$—	$58,320,000
Cash down payment	$729,000	$8,180,000
Contract purchase price plus acquisition fee	$729,000	$66,500,000
Other cash expenditures expensed/(credited)	$1,000	$(638,000)
Other cash expenditures capitalized	$1,000	$(749,000)
Total acquisition cost	$731,000	$65,113,000

(1)	Owned 99.0% of the property through a membership interest in NNN 3500 Maple VF 2003, LLC, which owns 99.0% of the property.

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

Program: Name, location, type of property	NNN 2003 Value Fund, LLC 901 Civic Center Drive(1) Santa Ana, CA Office	NNN 2003 Value Fund, LLC Chase Tower(2) Austin, TX Office
Gross leasable square footage	99,000	389,000
Date of purchase:	4/24/2006	7/3/2006
Mortgage financing at date of purchase	$—	$54,800,000
Cash down payment	$15,147,000	$17,700,000
Contract purchase price plus acquisition fee	$15,147,000	$72,500,000
Other cash expenditures expensed/(credited)	$(7,000)	$5,000
Other cash expenditures capitalized	$29,000	$1,475,000
Total acquisition cost	$15,169,000	$73,980,000

Program: Name, location, type of property	NNN 2003 Value Fund, LLC Tiffany Square Colorado Springs, CO Office	NNN 2003 Value Fund, LLC Four Resource Square Charlotte, NC Office
Gross leasable square footage	184,000	152,000
Date of purchase:	11/15/2006	3/7/2007
Mortgage financing at date of purchase	$—	$21,150,000
Cash down payment	$11,052,000	$2,514,000
Contract purchase price plus acquisition fee	$11,052,000	$23,664,000
Other cash expenditures expensed/(credited)	$—	$11,000
Other cash expenditures capitalized	$150,000	$436,000
Total acquisition cost	$11,202,000	$24,111,000

Program: Name, location, type of property	NNN 2003 Value Fund, LLC The Sevens Building St. Louis, MO Office
Gross leasable square footage	197,000
Date of purchase:	10/25/2007
Mortgage financing at date of purchase	$23,500,000
Cash down payment	$5,598,000
Contract purchase price plus acquisition fee	$29,098,000
Other cash expenditures expensed/(credited)	$(47,000)
Other cash expenditures capitalized	$705,000
Total acquisition cost	$29,756,000

(1)	Owns 96.9% of the property through a membership interest in NNN VF 901 Civic, LLC, which owns 96.9% of the property.
(2)	Owns a 14.8% tenant in common interest in the property.

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

Program: Name, location, type of property	Grubb & Ellis Apartment REIT, Inc. Walker Ranch Apartment Homes San Antonio, TX Apartment	Grubb & Ellis Apartment REIT, Inc. Hidden Lake Apartment Homes San Antonio, TX Apartment
Number of units and total square feet of units	325/285,000	380/304,000
Date of purchase:	10/31/2006	12/28/2006
Mortgage financing at date of purchase	$26,860,000	$31,718,000
Cash down payment	$4,813,000	$1,273,000
Contract purchase price plus acquisition fee	$31,673,000	$32,991,000
Other cash expenditures expensed/(credited)	$(8,000)	$(33,000)
Other cash expenditures capitalized	$141,000	$150,000
Total acquisition cost	$31,806,000	$33,108,000

Program: Name, location, type of property	Grubb & Ellis Apartment REIT, Inc. Park at Northgate Spring, TX Apartment	Grubb & Ellis Apartment REIT, Inc. Residences at Braemar Charlotte, NC Apartment
Number of units and total square feet of units	248/202,000	160/169,000
Date of purchase:	6/12/2007	6/29/2007
Mortgage financing at date of purchase	$—	$13,022,000
Cash down payment	$17,098,000	$2,428,000
Contract purchase price plus acquisition fee	$17,098,000	$15,450,000
Other cash expenditures expensed/(credited)	$(125,000)	$(3,000)
Other cash expenditures capitalized	$11,000	$127,000
Total acquisition cost	$16,984,000	$15,574,000

Program: Name, location, type of property	Grubb & Ellis Apartment REIT, Inc. Baypoint Resort Corpus Christi, TX Apartment	Grubb & Ellis Apartment REIT, Inc. Towne Crossing Apartments Mansfield, TX Apartment
Number of units and total square feet of units	350/313,000	268/232,000
Date of purchase:	8/2/2007	8/29/2007
Mortgage financing at date of purchase	$35,212,000	$20,766,000
Cash down payment	$(964,000)	$1,482,000
Contract purchase price plus acquisition fee	$34,248,000	$22,248,000
Other cash expenditures expensed/(credited)	$—	$(9,000)
Other cash expenditures capitalized	$245,000	$262,000
Total acquisition cost	$34,493,000	$22,501,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

Program: Name, location, type of property	Grubb & Ellis Apartment REIT, Inc. Villas of El Dorado McKinney, TX Apartment	Grubb & Ellis Apartment REIT, Inc. The Heights at Olde Towne Portsmouth, VA Apartment
Number of units and total square feet of units	248/193,000	148/118,000
Date of purchase:	11/2/2007	12/21/2007
Mortgage financing at date of purchase	$16,795,000	$16,888,000
Cash down payment	$1,745,000	$622,000
Contract purchase price plus acquisition fee	$18,540,000	$17,510,000
Other cash expenditures expensed/(credited)	$—	$(31,000)
Other cash expenditures capitalized	$215,000	$326,000
Total acquisition cost	$18,755,000	$17,805,000

Program: Name, location, type of property	Grubb & Ellis Apartment REIT, Inc. The Myrtles at Olde Towne Portsmouth, VA Apartment
Number of units and total square feet of units	246/221,000
Date of purchase:	12/21/07
Mortgage financing at date of purchase	$33,680,000
Cash down payment	$3,400,000
Contract purchase price plus acquisition fee	$37,080,000
Other cash expenditures expensed/(credited)	$(32,000)
Other cash expenditures capitalized	$642,000
Total acquisition cost	$37,690,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Southpointe Office Parke and Epler Parke 1 Indianapolis, IN Medical Office	Grubb & Ellis Healthcare REIT, Inc. Crawfordsville Medical Office Park and Athens Surgery Center Crawfordsville, IN Medical Office
Gross leasable square footage	97,000	29,000
Date of purchase:	1/22/2007	1/22/2007
Mortgage financing at date of purchase	$14,261,000	$6,649,000
Cash down payment	$983,000	$458,000
Contract purchase price plus acquisition fee	$15,244,000	$7,107,000
Other cash expenditures expensed/(credited)	$(45,000)	$(20,000)
Other cash expenditures capitalized	$139,000	$143,000
Total acquisition cost	$15,338,000	$7,230,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. The Gallery Professional Building St. Paul, MN Medical Office	Grubb & Ellis Healthcare REIT, Inc. Lenox Office Park, Building G Memphis, TN Office
Gross leasable square footage	105,000	98,000
Date of purchase:	3/9/2007	3/23/2007
Mortgage financing at date of purchase	$7,000,000	$12,000,000
Cash down payment	$2,064,000	$7,055,000
Contract purchase price plus acquisition fee	$9,064,000	$19,055,000
Other cash expenditures expensed/(credited)	$—	$(47,000)
Other cash expenditures capitalized	$267,000	$(480,000)
Total acquisition cost	$9,331,000	$18,528,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Commons V Medical Office Building Naples, FL Medical Office	Grubb & Ellis Healthcare REIT, Inc. Yorktown Medical Center and Shakerag Medical Center Fayetteville and Peachtree City, GA Medical Office
Gross leasable square footage	55,000	115,000
Date of purchase:	4/24/2007	5/2/2007
Mortgage financing at date of purchase	$—	$13,530,000
Cash down payment	$14,523,000	$8,615,000
Contract purchase price plus acquisition fee	$14,523,000	$22,145,000
Other cash expenditures expensed/(credited)	$(33,000)	$19,000
Other cash expenditures capitalized	$297,000	$107,000
Total acquisition cost	$14,787,000	$22,271,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Thunderbird Medical Plaza Glendale, AZ Medical Office	Grubb & Ellis Healthcare REIT, Inc. Triumph Hospital Northwest and Triumph Hospital Southwest Houston and Sugar Land, TX Healthcare-Related Facility
Gross leasable square footage	112,000	151,000
Date of purchase:	5/15/2007	6/8/2007
Mortgage financing at date of purchase	$—	$4,000,000
Cash down payment	$25,750,000	$33,595,000
Contract purchase price plus acquisition fee	$25,750,000	$37,595,000
Other cash expenditures expensed/(credited)	$(57,000)	$(165,000)
Other cash expenditures capitalized	$22,000	$29,000
Total acquisition cost	$25,715,000	$37,459,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Gwinnett Professional Center Lawrenceville, GA Medical Office	Grubb & Ellis Healthcare REIT, Inc. 1 and 4 Market Exchange Columbus, OH Medical Office
Gross leasable square footage	60,000	116,000
Date of purchase:	7/27/2007	8/15/2007
Mortgage financing at date of purchase	$5,734,000	$—
Cash down payment	$3,845,000	$22,557,000
Contract purchase price plus acquisition fee	$9,579,000	$22,557,000
Other cash expenditures expensed/(credited)	$(17,000)	$(110,000)
Other cash expenditures capitalized	$107,000	$128,000
Total acquisition cost	$9,669,000	$22,575,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Kokomo Medical Office Park Kokomo, IN Medical Office	Grubb & Ellis Healthcare REIT, Inc. St. Mary Physicians Center Long Beach, CA Medical Office
Gross leasable square footage	87,000	67,000
Date of purchase:	8/30/2007	9/5/2007
Mortgage financing at date of purchase	$1,300,000	$14,380,000
Cash down payment	$12,451,000	$(166,000)
Contract purchase price plus acquisition fee	$13,751,000	$14,214,000
Other cash expenditures expensed/(credited)	$(9,000)	$(20,000)
Other cash expenditures capitalized	$3,000	$50,000
Total acquisition cost	$13,745,000	$14,244,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. 2750 Monroe Boulevard Valley Forge, PA Office	Grubb & Ellis Healthcare REIT, Inc. East Florida Senior Care Portfolio Jacksonville, Winter Park and Sunrise, FL Healthcare-Related Facility
Gross leasable square footage	109,000	355,000
Date of purchase:	9/10/2007	9/28/2007
Mortgage financing at date of purchase	$27,900,000	$37,000,000
Cash down payment	$(399,000)	$16,560,000
Contract purchase price plus acquisition fee	$27,501,000	$53,560,000
Other cash expenditures expensed/(credited)	$(153,000)	$(34,000)
Other cash expenditures capitalized	$522,000	$373,000
Total acquisition cost	$27,870,000	$53,899,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAM (UNAUDITED) — (Continued)
PUBLIC PROGRAMS
December 31, 2007

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Northmeadow Medical Center Roswell, GA Medical Office	Grubb & Ellis Healthcare REIT, Inc. Tucson Medical Office Portfolio Tucson, AZ Medical Office
Gross leasable square footage	51,000	111,000
Date of purchase:	11/15/2007	11/20/2007
Mortgage financing at date of purchase	$12,400,000	$22,000,000
Cash down payment	$(194,000)	$(318,000)
Contract purchase price plus acquisition fee	$12,206,000	$21,682,000
Other cash expenditures expensed/(credited)	$(50,000)	$(46,000)
Other cash expenditures capitalized	$(121,000)	$97,000
Total acquisition cost	$12,035,000	$21,733,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Lima Medical Office Portfolio Lima, OH Medical Office	Grubb & Ellis Healthcare REIT, Inc. Highlands Ranch Park Plaza Highlands Ranch, CO Medical Office
Gross leasable square footage	188,000	82,000
Date of purchase:	12/7/2007	12/19/2007
Mortgage financing at date of purchase	$26,000,000	$11,754,000
Cash down payment	$8,000	$3,181,000
Contract purchase price plus acquisition fee	$26,008,000	$14,935,000
Other cash expenditures expensed/(credited)	$(160,000)	$(50,000)
Other cash expenditures capitalized	$269,000	$125,000
Total acquisition cost	$26,117,000	$15,010,000

Program: Name, location, type of property	Grubb & Ellis Healthcare REIT, Inc. Park Place Office Park Dayton, OH Medical Office	Grubb & Ellis Healthcare REIT, Inc. Chesterfield Rehabilitation Center(1) Chesterfield, MO Healthcare-Related Facility
Gross leasable square footage	133,000	112,000
Date of purchase:	12/20/2007	12/20/2007
Mortgage financing at date of purchase	$11,443,000	$34,800,000
Cash down payment	$5,243,000	$2,733,000
Contract purchase price plus acquisition fee	$16,686,000	$37,533,000
Other cash expenditures expensed/(credited)	$(65,000)	$(103,000)
Other cash expenditures capitalized	$349,000	$159,000
Total acquisition cost	$16,970,000	$37,589,000

(1)	Owns 80.0% of the property.

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Table VI presents acquisitions of properties by programs during the three years prior to December 31, 2007. The information provided is at 100.0% of the property’s acquisition, without regard to percentage ownership of a property by another affiliated program or another affiliated program’s investment through the program presented. Footnotes disclose the percentage owned by the program as well as the percentage owned by affiliated entities investing in the program. More complete disclosure can be found in the Prior Performance Summary and Tables I through V.

Program: Name, location, type of property	NNN SFS Town Center, LLC Town Center Business Park Santa Fe Springs, CA Office	NNN 4 Hutton, LLC 4 Hutton on the Lake South Coast Metro, CA Office
Gross leasable square footage	177,000	210,000
Date of purchase:	1/6/2005	1/7/2005
Mortgage financing at date of purchase	$22,000,000	$32,000,000
Cash down payment	$8,910,000	$17,000,000
Contract purchase price plus acquisition fee	$30,910,000	$49,000,000
Other cash expenditures expensed/(credited)	$(27,000)	$(230,000)
Other cash expenditures capitalized	$343,000	$724,000
Total acquisition cost	$31,226,000	$49,494,000

Program: Name, location, type of property	NNN/Mission Collin Creek, LLC Mission Collin Creek Apartments Plano, TX Apartment	NNN Satellite 1100 & 2000, LLC Satellite Place Office Park Duluth, GA Office
Gross leasable square footage	267,000	175,000
Date of purchase:	1/19/2005	2/24/2005
Mortgage financing at date of purchase	$13,600,000	$13,900,000
Cash down payment	$4,683,000	$5,510,000
Contract purchase price plus acquisition fee	$18,283,000	$19,410,000
Other cash expenditures expensed/(credited)	$(16,000)	$(18,000)
Other cash expenditures capitalized	$257,000	$225,000
Total acquisition cost	$18,524,000	$19,617,000

Program: Name, location, type of property	NNN Chatsworth Business Park, LLC Chatsworth Business Park Chatsworth, CA Office	NNN Met Center 10, LLCBuilding Ten - Met Center Austin, TX Office
Gross leasable square footage	232,000	346,000
Date of purchase:	3/30/2005	4/8/2005
Mortgage financing at date of purchase	$33,750,000	$32,000,000
Cash down payment	$13,025,000	$12,880,000
Contract purchase price plus acquisition fee	$46,775,000	$44,880,000
Other cash expenditures expensed/(credited)	$131,000	$(257,000)
Other cash expenditures capitalized	$(889,000)	$540,000
Total acquisition cost	$46,017,000	$45,163,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN 2400 West Marshall Drive, LLC 2400 West Marshall Drive Grand Prairie, TX Office	NNN 411 East Wisconsin, LLC 411 East Wisconsin Avenue Milwaukee, WI Office
Gross leasable square footage	111,000	654,000
Date of purchase:	4/12/2005	4/29/2005
Mortgage financing at date of purchase	$6,875,000	$70,000,000
Cash down payment	$2,595,000	$25,000,000
Contract purchase price plus acquisition fee	$9,470,000	$95,000,000
Other cash expenditures expensed/(credited)	$(9,000)	$25,000
Other cash expenditures capitalized	$192,000	$1,268,000
Total acquisition cost	$9,653,000	$96,293,000

Program: Name, location, type of property	NNN Naples Tamiami Trail, LLC 4501 Tamiami Trail Naples, FL Office	NNN Naples Laurel Oak, LLC 800 Laurel Oak Drive Naples, FL Office
Gross leasable square footage	78,000	41,000
Date of purchase:	5/2/2005	5/2/2005
Mortgage financing at date of purchase	$13,500,000	$9,500,000
Cash down payment	$7,500,000	$6,700,000
Contract purchase price plus acquisition fee	$21,000,000	$16,200,000
Other cash expenditures expensed/(credited)	$(10,000)	$7,000
Other cash expenditures capitalized	$312,000	$271,000
Total acquisition cost	$21,302,000	$16,478,000

Program: Name, location, type of property	NNN Park at Spring Creek, LLC The Park at Spring Creek Apartments Tomball, TX Apartment	NNN Inverness Business Park, LLC Inverness Business Park Englewood, CO Office
Gross leasable square footage	185,000	112,000
Date of purchase:	6/8/2005	6/10/2005
Mortgage financing at date of purchase	$11,040,000	$9,500,000
Cash down payment	$3,277,000	$3,450,000
Contract purchase price plus acquisition fee	$14,317,000	$12,950,000
Other cash expenditures expensed/(credited)	$(41,000)	$(18,000)
Other cash expenditures capitalized	$323,000	$40,000
Total acquisition cost	$14,599,000	$12,972,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Waterway Plaza, LLC Waterway Plaza I and II The Woodlands, TX Office	NNN Papago Spectrum, LLC Papago Spectrum Tempe, AZ Office
Gross leasable square footage	366,000	160,000
Date of purchase:	6/20/2005	7/29/2005
Mortgage financing at date of purchase	$60,000,000	$19,000,000
Cash down payment	$14,148,000	$7,375,000
Contract purchase price plus acquisition fee	$74,148,000	$26,375,000
Other cash expenditures expensed/(credited)	$(66,000)	$183,000
Other cash expenditures capitalized	$546,000	$827,000
Total acquisition cost	$74,628,000	$27,385,000

Program: Name, location, type of property	NNN Sanctuary at Highland Oak, DST The Sanctuary at Highland Oaks Tampa, FL Apartment	NNN Met Center 15, LLC Building 15 - Met Center Austin, TX Office
Gross leasable square footage	495,000	258,000
Date of purchase:	7/29/2005	8/19/2005
Mortgage financing at date of purchase	$35,300,000	$28,000,000
Cash down payment	$19,240,000	$9,500,000
Contract purchase price plus acquisition fee	$54,540,000	$37,500,000
Other cash expenditures expensed/(credited)	$162,000	$(383,000)
Other cash expenditures capitalized	$867,000	$591,000
Total acquisition cost	$55,569,000	$37,708,000

Program: Name, location, type of property	NNN One Chesterfield Place, LLC One Chesterfield Place Chesterfield, MO Office	NNN Maitland Promenade, LLC Maitland Promenade II Orlando, FL Office
Gross leasable square footage	143,000	230,000
Date of purchase:	9/9/2005	9/12/2005
Mortgage financing at date of purchase	$18,810,000	$32,250,000
Cash down payment	$9,664,000	$12,143,000
Contract purchase price plus acquisition fee	$28,474,000	$44,393,000
Other cash expenditures expensed/(credited)	$(76,000)	$(78,000)
Other cash expenditures capitalized	$346,000	$470,000
Total acquisition cost	$28,744,000	$44,785,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Sixth Avenue West, LLC Sixth Avenue West Golden, CO Office	NNN St. Charles, LLC St. Charles Apartments Kennesaw, GA Apartment
Gross leasable square footage	125,000	200,000
Date of purchase:	9/13/2005	9/27/2005
Mortgage financing at date of purchase	$10,300,000	$12,100,000
Cash down payment	$5,200,000	$5,714,000
Contract purchase price plus acquisition fee	$15,500,000	$17,814,000
Other cash expenditures expensed/(credited)	$(94,000)	$23,000
Other cash expenditures capitalized	$(434,000)	$252,000
Total acquisition cost	$14,972,000	$18,089,000

Program: Name, location, type of property	NNN 123 Wacker, LLC 123 North Wacker Drive Chicago, IL Office	NNN Netpark II, LLC(1) Netpark Tampa Bay Tampa, FL Office
Gross leasable square footage	541,000	913,000
Date of purchase:	9/28/2005	9/30/2005
Mortgage financing at date of purchase	$136,000,000	$21,500,000
Cash down payment	$37,680,000	$12,000,000
Contract purchase price plus acquisition fee	$173,680,000	$33,500,000
Other cash expenditures expensed/(credited)	$958,000	$(20,000)
Other cash expenditures capitalized	$2,652,000	$1,008,000
Total acquisition cost	$177,290,000	$34,488,000

Program: Name, location, type of property	NNN Britannia Business Center III, LLC Britannia Business Center Pleasanton, CA Office	NNN Britannia Business Center II, LLC Britannia Business Center Pleasanton, CA Office
Gross leasable square footage	191,000	276,000
Date of purchase:	9/30/2005	9/30/2005
Mortgage financing at date of purchase	$35,000,000	$41,000,000
Cash down payment	$10,290,000	$17,610,000
Contract purchase price plus acquisition fee	$45,290,000	$58,610,000
Other cash expenditures expensed/(credited)	$(101,000)	$(129,000)
Other cash expenditures capitalized	$467,000	$435,000
Total acquisition cost	$45,656,000	$58,916,000

(1)	NNN 2002 Value Fund, LLC, an affiliated public entity, sold its 50.0% tenant in common interest in the property to an affiliated program, NNN Netpark II, LLC.

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Woodside Corporate Park, LLC Woodside Corporate Park Beaverton, OR Office	NNN Britannia Business Center I, LLC Britannia Business Center Pleasanton, CA Office
Gross leasable square footage	383,000	297,000
Date of purchase:	9/30/2005	10/14/2005
Mortgage financing at date of purchase	$33,500,000	$60,000,000
Cash down payment	$12,000,000	$22,989,000
Contract purchase price plus acquisition fee	$45,500,000	$82,989,000
Other cash expenditures expensed/(credited)	$(405,000)	$(276,000)
Other cash expenditures capitalized	$550,000	$867,000
Total acquisition cost	$45,645,000	$83,580,000

Program: Name, location, type of property	NNN Saturn Business Park, LLC Saturn Business Park Brea, CA Office	NNN Parkway Crossing, LLC Parkway Crossing Apartments Asheville, NC Apartment
Gross leasable square footage	121,000	184,000
Date of purchase:	10/20/2005	10/28/2005
Mortgage financing at date of purchase	$16,100,000	$9,100,000
Cash down payment	$6,560,000	$2,230,000
Contract purchase price plus acquisition fee	$22,660,000	$11,330,000
Other cash expenditures expensed/(credited)	$14,000	$10,000
Other cash expenditures capitalized	$60,000	$189,000
Total acquisition cost	$22,734,000	$11,529,000

Program: Name, location, type of property	NNN Forest Office Park, LLC Forest Office Park Richmond, VA Office	NNN Doral Court, LLC Doral Court Miami, FL Office
Gross leasable square footage	223,000	209,000
Date of purchase:	11/9/2005	11/15/2005
Mortgage financing at date of purchase	$15,300,000	$19,640,000
Cash down payment	$5,550,000	$13,640,000
Contract purchase price plus acquisition fee	$20,850,000	$33,280,000
Other cash expenditures expensed/(credited)	$(87,000)	$50,000
Other cash expenditures capitalized	$406,000	$1,057,000
Total acquisition cost	$21,169,000	$34,387,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Talavi Corp Center, LLC Talavi Corporate Center Glendale, AZ Office	NNN One Nashville Place, LLC One Nashville Place Nashville, TN Office
Gross leasable square footage	153,000	411,000
Date of purchase:	11/23/2005	11/30/2005
Mortgage financing at date of purchase	$24,000,000	$58,000,000
Cash down payment	$8,875,000	$21,750,000
Contract purchase price plus acquisition fee	$32,875,000	$79,750,000
Other cash expenditures expensed/(credited)	$17,000	$54,000
Other cash expenditures capitalized	$375,000	$1,590,000
Total acquisition cost	$33,267,000	$81,394,000

Program: Name, location, type of property	NNN 633 17th Street, LLC 633 17th Street Denver, CO Office	NNN 300 Four Falls, LLC 300 Four Falls W. Conshohocken, PA Office
Gross leasable square footage	553,000	298,000
Date of purchase:	12/9/2005	12/14/2005
Mortgage financing at date of purchase	$67,500,000	$72,000,000
Cash down payment	$24,780,000	$28,525,000
Contract purchase price plus acquisition fee	$92,280,000	$100,525,000
Other cash expenditures expensed/(credited)	$(70,000)	$327,000
Other cash expenditures capitalized	$1,087,000	$2,019,000
Total acquisition cost	$93,297,000	$102,871,000

Program: Name, location, type of property	NNN 3500 Maple, LLC 3500 Maple Dallas, TX Office	NNN The Landing, LLC The Landing Apartments Durham, NC Apartment
Gross leasable square footage	375,000	192,000
Date of purchase:	12/27/2005	12/30/2005
Mortgage financing at date of purchase	$58,320,000	$9,700,000
Cash down payment	$8,180,000	$3,536,000
Contract purchase price plus acquisition fee	$66,500,000	$13,236,000
Other cash expenditures expensed/(credited)	$(638,000)	$14,000
Other cash expenditures capitalized	$(749,000)	$79,000
Total acquisition cost	$65,113,000	$13,329,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Caledon Wood, LLC Caledon Wood Apartments Greenville, SC Apartment	NNN Mission Square, LLC Misson Square Riverside, CA Office
Gross leasable square footage	348,000	128,000
Date of purchase:	1/3/2006	1/10/2006
Mortgage financing at date of purchase	$17,000,000	$24,225,000
Cash down payment	$6,816,000	$9,275,000
Contract purchase price plus acquisition fee	$23,816,000	$33,500,000
Other cash expenditures expensed/(credited)	$51,000	$(10,000)
Other cash expenditures capitalized	$89,000	$365,000
Total acquisition cost	$23,956,000	$33,855,000

Program: Name, location, type of property	NNN Highbrook Apartments, LLC Highbrook Apartments High Point, NC Apartment	NNN Gateway One, LLC Gateway One St. Louis, MO Office
Gross leasable square footage	280,000	410,000
Date of purchase:	1/19/2006	2/9/2006
Mortgage financing at date of purchase	$16,925,000	$50,000,000
Cash down payment	$6,466,000	$16,600,000
Contract purchase price plus acquisition fee	$23,391,000	$66,600,000
Other cash expenditures expensed/(credited)	$(4,000)	$(139,000)
Other cash expenditures capitalized	$330,000	$753,000
Total acquisition cost	$23,717,000	$67,214,000

Program: Name, location, type of property	NNN 1818 Market Street, LLC 1818 Market Street Philadelphia, PA Office	NNN Meadows Apartments, LLC The Meadows Apartments Asheville, NC Apartment
Gross leasable square footage	983,000	387,000
Date of purchase:	2/21/2006	3/15/2006
Mortgage financing at date of purchase	$132,000,000	$21,300,000
Cash down payment	$25,384,000	$7,100,000
Contract purchase price plus acquisition fee	$157,384,000	$28,400,000
Other cash expenditures expensed/(credited)	$1,943,000	$(73,000)
Other cash expenditures capitalized	$5,384,000	$121,000
Total acquisition cost	$164,711,000	$28,448,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Enclave at Deep River, LLC The Enclave at Deep River Plantation High Point, NC Apartment	NNN Opportunity Fund VIII, LLC Executive Center VI Brookfield, WI Office
Gross leasable square footage	224,000	102,000
Date of purchase:	3/17/2006	4/18/2006
Mortgage financing at date of purchase	$13,725,000	$8,750,000
Cash down payment	$5,307,000	$950,000
Contract purchase price plus acquisition fee	$19,032,000	$9,700,000
Other cash expenditures expensed/(credited)	$(81,000)	$35,000
Other cash expenditures capitalized	$112,000	$232,000
Total acquisition cost	$19,063,000	$9,967,000

Program: Name, location, type of property	NNN Aventura Harbour, LLC Harbour Centre Aventura, FL Office	NNN Arbor Trace Apartments, LLC Arbor Trace Apartments Virginia Beach, VA Apartment
Gross leasable square footage	214,000	125,000
Date of purchase:	4/28/2006	5/1/2006
Mortgage financing at date of purchase	$51,180,000	$11,063,000
Cash down payment	$20,015,000	$4,129,000
Contract purchase price plus acquisition fee	$69,595,000	$15,192,000
Other cash expenditures expensed/(credited)	$(660,000)	$108,000
Other cash expenditures capitalized	$5,276,000	$290,000
Total acquisition cost	$74,211,000	$15,590,000

Program: Name, location, type of property	NNN Lake Center, LLC Lake Center Four Marlton, NJ Office	NNN 3050 Superior, LLC 3050 Superior Drive NW Rochester, MN Office
Gross leasable square footage	89,000	205,000
Date of purchase:	5/18/2006	5/18/2006
Mortgage financing at date of purchase	$14,830,000	$28,100,000
Cash down payment	$4,969,000	$8,775,000
Contract purchase price plus acquisition fee	$19,799,000	$36,875,000
Other cash expenditures expensed/(credited)	$(56,000)	$(441,000)
Other cash expenditures capitalized	$791,000	$873,000
Total acquisition cost	$20,534,000	$37,307,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Las Colinas Highlands, LLC Las Colinas Highlands Irving, TX Office	NNN 220 Virginia Avenue, LLC 220 Virginia Avenue Indianapolis, IN Office
Gross leasable square footage	199,000	562,000
Date of purchase:	6/27/2006	6/29/2006
Mortgage financing at date of purchase	$32,000,000	$84,405,000
Cash down payment	$12,148,000	$16,395,000
Contract purchase price plus acquisition fee	$44,148,000	$100,800,000
Other cash expenditures expensed/(credited)	$(235,000)	$(594,000)
Other cash expenditures capitalized	$784,000	$420,000
Total acquisition cost	$44,697,000	$100,626,000

Program: Name, location, type of property	NNN Chase Tower, LLC Chase Tower (1) Austin, TX Office	NNN Villa Apartments, LLC Villas by the Lake Jonesboro, GA Apartment
Gross leasable square footage	389,000	283,000
Date of purchase:	7/3/2006	7/7/2006
Mortgage financing at date of purchase	$54,800,000	$14,925,000
Cash down payment	$17,700,000	$5,572,000
Contract purchase price plus acquisition fee	$72,500,000	$20,497,000
Other cash expenditures expensed/(credited)	$5,000	$(41,000)
Other cash expenditures capitalized	$1,475,000	$598,000
Total acquisition cost	$73,980,000	$21,054,000

Program: Name, location, type of property	NNN 2716 North Tenaya, LLC 2716 North Tenaya Way Las Vegas, NV Medical Office	NNN Westlake Villa, LLC Westlake Villas San Antonio, TX Apartment
Gross leasable square footage	204,000	223,000
Date of purchase:	7/25/2006	8/8/2006
Mortgage financing at date of purchase	$50,750,000	$11,325,000
Cash down payment	$23,500,000	$4,228,000
Contract purchase price plus acquisition fee	$74,250,000	$15,553,000
Other cash expenditures expensed/(credited)	$(42,000)	$(313,000)
Other cash expenditures capitalized	$1,892,000	$373,000
Total acquisition cost	$76,100,000	$15,613,000

(1)	This program owns 26.8% of the property. The balance of the property is owned by two affilated programs, NNN Opportunity Fund VIII, LLC with 47.5% ownership and NNN 2003 Value Fund, LLC with 14.8% ownership. The remaining 10.9% of the property is owned by an unaffiliated entity.

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN 400 Capitol, LLC The Regions Center Little Rock, AR Office	NNN Southcreek Corporate, LLC Southcreek Corporate Center II Overland Park, KS Office
Gross leasable square footage	532,000	56,000
Date of purchase:	8/18/2006	9/1/2006
Mortgage financing at date of purchase	$32,000,000	$6,000,000
Cash down payment	$6,368,000	$2,000,000
Contract purchase price plus acquisition fee	$38,368,000	$8,000,000
Other cash expenditures expensed/(credited)	$(167,000)	$(48,000)
Other cash expenditures capitalized	$1,746,000	$59,000
Total acquisition cost	$39,947,000	$8,011,000

Program: Name, location, type of property	NNN Chatham Court/ Reflections, LLC Chatham Court and Chatham Reflections Dallas, TX Apartment	NNN Arbors at Fairview, LLC Arbors at Fairview Apartments Simpsonville, SC Apartment
Gross leasable square footage	378,000	181,000
Date of purchase:	9/8/2006	10/12/2006
Mortgage financing at date of purchase	$18,938,000	$10,500,000
Cash down payment	$7,070,000	$3,920,000
Contract purchase price plus acquisition fee	$26,008,000	$14,420,000
Other cash expenditures expensed/(credited)	$(207,000)	$(53,000)
Other cash expenditures capitalized	$826,000	$834,000
Total acquisition cost	$26,627,000	$15,201,000

Program: Name, location, type of property	NNN 1 & 2 Met Center, LLC Met Center 1 & 2 Austin, TX Office	NNN 250 East 5th Street, LLC 250 East 5th Street Cincinnati, OH Office
Gross leasable square footage	95,000	537,000
Date of purchase:	10/13/2006	10/25/2006
Mortgage financing at date of purchase	$8,600,000	$65,000,000
Cash down payment	$3,420,000	$27,756,000
Contract purchase price plus acquisition fee	$12,020,000	$92,756,000
Other cash expenditures expensed/(credited)	$(234,000)	$(153,000)
Other cash expenditures capitalized	$104,000	$805,000
Total acquisition cost	$11,890,000	$93,408,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	One Northlake Place, LLC 11500 Northlake Drive Cincinnati, OH Office	NNN DCF Campus, LLC Department of Children and Families Campus Plantation, FL Office
Gross leasable square footage	177,000	118,000
Date of purchase:	10/27/2006	11/15/2006
Mortgage financing at date of purchase	$13,350,000	$10,090,000
Cash down payment	$4,100,000	$3,300,000
Contract purchase price plus acquisition fee	$17,450,000	$13,390,000
Other cash expenditures expensed/(credited)	$4,000	$(229,000)
Other cash expenditures capitalized	$272,000	$369,000
Total acquisition cost	$17,726,000	$13,530,000

Program: Name, location, type of property	NNN Beechwood Apartments, LLC Beechwood Apartments Greensboro, NC Apartment	NNN Westpoint, LLC Westpoint 1 Irving, TX Office
Gross leasable square footage	173,000	150,000
Date of purchase:	11/17/2006	11/29/2006
Mortgage financing at date of purchase	$8,625,000	$15,125,000
Cash down payment	$3,220,000	$5,675,000
Contract purchase price plus acquisition fee	$11,845,000	$20,800,000
Other cash expenditures expensed/(credited)	$(7,000)	$(11,000)
Other cash expenditures capitalized	$268,000	$269,000
Total acquisition cost	$12,106,000	$21,058,000

Program: Name, location, type of property	NNN Castaic Town Center, LLC Castaic Town Center Castaic, CA Retail	NNN Northwoods, LLC Northwoods II Columbus, OH Office
Gross leasable square footage	40,000	116,000
Date of purchase:	11/30/2006	12/8/2006
Mortgage financing at date of purchase	$11,250,000	$8,200,000
Cash down payment	$4,150,000	$2,770,000
Contract purchase price plus acquisition fee	$15,400,000	$10,970,000
Other cash expenditures expensed/(credited)	$26,000	$(43,000)
Other cash expenditures capitalized	$572,000	$186,000
Total acquisition cost	$15,998,000	$11,113,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN 50 Lake Center , LLC Lake Center V Marlton, NJ Office	NNN Mt. Moriah Apartments, LLC The Trails at Mt. Moriah Apartments Memphis, TN Apartment
Gross leasable square footage	89,000	539,000
Date of purchase:	12/15/2006	12/28/2006
Mortgage financing at date of purchase	$16,425,000	$22,875,000
Cash down payment	$6,075,000	$8,540,000
Contract purchase price plus acquisition fee	$22,500,000	$31,415,000
Other cash expenditures expensed/(credited)	$(634,000)	$57,000
Other cash expenditures capitalized	$628,000	$2,691,000
Total acquisition cost	$22,494,000	$34,163,000

Program: Name, location, type of property	NNN 1600 Parkwood, LLC 1600 Parkwood Circle Atlanta, GA Office	NNN Royal 400, LLC Royal 400 Business Park Alpharetta, GA Office
Gross leasable square footage	151,000	140,000
Date of purchase:	12/28/2006	12/29/2006
Mortgage financing at date of purchase	$18,250,000	$9,400,000
Cash down payment	$9,275,000	$4,400,000
Contract purchase price plus acquisition fee	$27,525,000	$13,800,000
Other cash expenditures expensed/(credited)	$2,000	$19,000
Other cash expenditures capitalized	$241,000	$942,000
Total acquisition cost	$27,768,000	$14,761,000

Program: Name, location, type of property	NNN Lenox Park, LLC Lenox Office Park (Bldg A and B) Memphis, TN Office	NNN Advanced Orthopaedic, LLC Advanced Orthopaedic Center Richmond, VA Medical Office
Gross leasable square footage	193,000	60,000
Date of purchase:	1/3/2007	1/5/2007
Mortgage financing at date of purchase	$17,300,000	$12,500,000
Cash down payment	$6,925,000	$4,238,000
Contract purchase price plus acquisition fee	$24,225,000	$16,738,000
Other cash expenditures expensed/(credited)	$133,000	$63,000
Other cash expenditures capitalized	$342,000	$298,000
Total acquisition cost	$24,700,000	$17,099,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Woodbridge Apartments, LLC Woodbridge Apartments San Antonio, TX Apartment	NNN Hunter Plaza, LLC Hunter Plaza Irving, TX Retail
Gross leasable square footage	224,000	106,000
Date of purchase:	1/16/2007	2/27/2007
Mortgage financing at date of purchase	$9,750,000	$22,500,000
Cash down payment	$3,640,000	$7,500,000
Contract purchase price plus acquisition fee	$13,390,000	$30,000,000
Other cash expenditures expensed/(credited)	$(25,000)	$31,000
Other cash expenditures capitalized	$344,000	$84,000
Total acquisition cost	$13,709,000	$30,115,000

Program: Name, location, type of property	NNN Three Resource Square, LLC Three Resource Square Charlotte, NC Office	NNN Durham Office Portfolio, LLC Durham Office Portfolio Durham, NC Medical Office
Gross leasable square footage	122,000	276,000
Date of purchase:	3/7/2007	3/12/2007
Mortgage financing at date of purchase	$16,250,000	$26,000,000
Cash down payment	$7,283,000	$9,225,000
Contract purchase price plus acquisition fee	$23,533,000	$35,225,000
Other cash expenditures expensed/(credited)	$54,000	$(71,000)
Other cash expenditures capitalized	$505,000	$348,000
Total acquisition cost	$24,092,000	$35,502,000

Program: Name, location, type of property	NNN 4101 Interwood, LLC Interwood Office Park Houston, TX Office	NNN Vineyard Springs Apartments, LLC Vineyard Springs Apartments San Antonio, TX Apartment
Gross leasable square footage	80,000	338,000
Date of purchase:	3/14/2007	3/20/2007
Mortgage financing at date of purchase	$8,250,000	$21,825,000
Cash down payment	$3,080,000	$8,148,000
Contract purchase price plus acquisition fee	$11,330,000	$29,973,000
Other cash expenditures expensed/(credited)	$(47,000)	$(11,000)
Other cash expenditures capitalized	$107,000	$978,000
Total acquisition cost	$11,390,000	$30,940,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Parkway 400, LLC Parkway 400 Alpharetta, GA Office	NNN Springfield Apartments, LLC Springfield Apartments Durham, NC Apartment
Gross leasable square footage	193,000	204,000
Date of purchase:	3/26/2007	3/29/2007
Mortgage financing at date of purchase	$25,500,000	$13,575,000
Cash down payment	$9,280,000	$5,068,000
Contract purchase price plus acquisition fee	$34,780,000	$18,643,000
Other cash expenditures expensed/(credited)	$40,000	$31,000
Other cash expenditures capitalized	$401,000	$623,000
Total acquisition cost	$35,221,000	$19,297,000

Program: Name, location, type of property	NNN North Scottsdale Medical Office, LLC North Scottsdale Medical Office Portfolio Scottsdale, AZ Medical Office	NNN Culver Medical Plaza, LLC Culver Medical Plaza Culver City, CA Medical Office
Gross leasable square footage	154,000	52,000
Date of purchase:	3/29/2007	4/23/2007
Mortgage financing at date of purchase	$36,500,000	$14,120,000
Cash down payment	$9,850,000	$4,060,000
Contract purchase price plus acquisition fee	$46,350,000	$18,180,000
Other cash expenditures expensed/(credited)	$69,000	$24,000
Other cash expenditures capitalized	$1,221,000	$286,000
Total acquisition cost	$47,640,000	$18,490,000

Program: Name, location, type of property	NNN Northmark Business Center II, LLC Northmark Business Center II Cincinnati, OH Office	NNN Chartwell Court, LLC Chartwell Court Apartments Houston, TX Apartment
Gross leasable square footage	100,000	254,000
Date of purchase:	5/15/2007	5/25/2007
Mortgage financing at date of purchase	$9,120,000	$12,450,000
Cash down payment	$2,622,000	$4,648,000
Contract purchase price plus acquisition fee	$11,742,000	$17,098,000
Other cash expenditures expensed/(credited)	$49,000	$15,000
Other cash expenditures capitalized	$58,000	$487,000
Total acquisition cost	$11,849,000	$17,600,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Siena Office Park I, LLC Siena Office Park I Henderson, NV Office	NNN 8555 University Place, LLC Express Scripts St. Louis, MO Medical Office
Gross leasable square footage	101,000	315,000
Date of purchase:	6/4/2007	6/4/2007
Mortgage financing at date of purchase	$28,620,000	$45,000,000
Cash down payment	$8,228,000	$15,179,000
Contract purchase price plus acquisition fee	$36,848,000	$60,179,000
Other cash expenditures expensed/(credited)	$52,000	$76,000
Other cash expenditures capitalized	$229,000	$1,867,000
Total acquisition cost	$37,129,000	$62,122,000

Program: Name, location, type of property	NNN San Marin Apartments, LLC San Marin Apartments Corpus Christi, TX Apartment	NNN Cypresswood Drive, LLC 9720 Cypresswood Drive Houston, TX Office / Restaurant
Gross leasable square footage	192,000	99,000
Date of purchase:	6/5/2007	6/20/2007
Mortgage financing at date of purchase	$12,000,000	$17,500,000
Cash down payment	$4,480,000	$5,490,000
Contract purchase price plus acquisition fee	$16,480,000	$22,990,000
Other cash expenditures expensed/(credited)	$(66,000)	$1,000
Other cash expenditures capitalized	$444,000	$378,000
Total acquisition cost	$16,858,000	$23,369,000

Program: Name, location, type of property	NNN Mainstreet at Flatiron, LLC Mainstreet at Flatiron Broomfield, CO Office / Retail	NNN 824 North Market Street, LLC 824 North Market Street Wilmington, DE Office
Gross leasable square footage	93,000	203,000
Date of purchase:	6/21/2007	6/29/2007
Mortgage financing at date of purchase	$12,640,000	$29,280,000
Cash down payment	$3,634,000	$8,367,000
Contract purchase price plus acquisition fee	$16,274,000	$37,647,000
Other cash expenditures expensed/(credited)	$(8,000)	$12,000
Other cash expenditures capitalized	$96,000	$768,000
Total acquisition cost	$16,362,000	$38,427,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Century Hills, LLC Century Hills Apartments Augusta, GA Apartment	NNN Retreat at Stonecrest, LLC Retreat at Stonecrest Apartments Lithonia, GA Apartment
Gross leasable square footage	221,000	288,000
Date of purchase:	6/29/2007	7/2/2007
Mortgage financing at date of purchase	$15,750,000	$16,650,000
Cash down payment	$5,880,000	$6,216,000
Contract purchase price plus acquisition fee	$21,630,000	$22,866,000
Other cash expenditures expensed/(credited)	$27,000	$164,000
Other cash expenditures capitalized	$401,000	$619,000
Total acquisition cost	$22,058,000	$23,649,000

Program: Name, location, type of property	NNN Engineering Drive, LLC 3550 Engineering Drive Norcross, GA Office	NNN Sugar Land Medical Center, LLC Sugar Land Medical Center Sugar Land, TX Medical Office
Gross leasable square footage	99,000	80,000
Date of purchase:	7/6/2007	7/26/2007
Mortgage financing at date of purchase	$13,522,000	$12,000,000
Cash down payment	$6,233,000	$3,347,000
Contract purchase price plus acquisition fee	$19,755,000	$15,347,000
Other cash expenditures expensed/(credited)	$58,000	$(7,000)
Other cash expenditures capitalized	$151,000	$957,000
Total acquisition cost	$19,964,000	$16,297,000

Program: Name, location, type of property	NNN Harbour Landing, LLC Harbour Landing Apartments Corpus Christi, TX Apartment	NNN Church Street Office Center, LLC Church Street Office Center Evanston, IL Medical Office
Gross leasable square footage	193,000	153,000
Date of purchase:	7/31/2007	8/16/2007
Mortgage financing at date of purchase	$11,063,000	$21,600,000
Cash down payment	$4,130,000	$5,400,000
Contract purchase price plus acquisition fee	$15,193,000	$27,000,000
Other cash expenditures expensed/(credited)	$(3,000)	$(110,000)
Other cash expenditures capitalized	$648,000	$1,049,000
Total acquisition cost	$15,838,000	$27,939,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN River Ridge, LLC River Ridge Apartments Asheville, NC Apartment	NNN Riverwood Place, LLC One and Two Riverwood Place Pewaukee, WI Office
Gross leasable square footage	270,000	196,000
Date of purchase:	8/16/2007	8/17/2007
Mortgage financing at date of purchase	$19,646,000	$26,500,000
Cash down payment	$7,335,000	$10,745,000
Contract purchase price plus acquisition fee	$26,981,000	$37,245,000
Other cash expenditures expensed/(credited)	$60,000	$138,000
Other cash expenditures capitalized	$918,000	$1,195,000
Total acquisition cost	$27,959,000	$38,578,000

Program: Name, location, type of property	NNN Old Line Professional Centre, LLC Old Line Professional Centre Waldorf, MD Medical Office	NNN One Ridgmar Centre, LLC One Ridgmar Centre Fort Worth, TX Office
Gross leasable square footage	81,000	177,000
Date of purchase:	8/17/2007	8/17/2007
Mortgage financing at date of purchase	$9,400,000	$15,500,000
Cash down payment	$2,960,000	$6,020,000
Contract purchase price plus acquisition fee	$12,360,000	$21,520,000
Other cash expenditures expensed/(credited)	$95,000	$(46,000)
Other cash expenditures capitalized	$688,000	$855,000
Total acquisition cost	$13,143,000	$22,329,000

Program: Name, location, type of property	NNN Wesley Paces, LLC Wesley Paces Norcross, GA Apartment	NNN Biewend Building, LLC Biewend Building Boston, MA Medical Office
Gross leasable square footage	296,000	155,000
Date of purchase:	8/17/2007	9/5/2007
Mortgage financing at date of purchase	$20,089,000	$48,880,000
Cash down payment	$7,500,000	$13,676,000
Contract purchase price plus acquisition fee	$27,589,000	$62,556,000
Other cash expenditures expensed/(credited)	$(7,000)	$213,000
Other cash expenditures capitalized	$1,024,000	$1,444,000
Total acquisition cost	$28,606,000	$64,213,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Tupper Building, LLC Tupper Building Boston, MA Medical Office	NNN Darien Business Center, LLC Darien Business Center Darien, IL Medical Office
Gross leasable square footage	98,000	176,000
Date of purchase:	9/5/2007	9/25/2007
Mortgage financing at date of purchase	$43,920,000	$23,040,000
Cash down payment	$12,293,000	$6,406,000
Contract purchase price plus acquisition fee	$56,213,000	$29,446,000
Other cash expenditures expensed/(credited)	$191,000	$56,000
Other cash expenditures capitalized	$1,309,000	$1,003,000
Total acquisition cost	$57,713,000	$30,505,000

Program: Name, location, type of property	NNN Ashley Overlook, LLC Ashley Overlook North Charleston, SC Office	NNN Park Central, LLC Park Central Altanta, GA Office
Gross leasable square footage	107,000	212,000
Date of purchase:	10/1/2007	11/29/2007
Mortgage financing at date of purchase	$15,100,000	$20,000,000
Cash down payment	$8,900,000	$9,865,000
Contract purchase price plus acquisition fee	$24,000,000	$29,865,000
Other cash expenditures expensed/(credited)	$12,000	$82,000
Other cash expenditures capitalized	$48,000	$1,779,000
Total acquisition cost	$24,060,000	$31,726,000

Program: Name, location, type of property	NNN Emberwood Apartments, LLC Emberwood Apartments Lafayette, LA Apartment	NNN Exchange South, LLC Exchange South Jacksonville, FL Office
Gross leasable square footage	267,000	194,000
Date of purchase:	12/4/2007	12/13/2007
Mortgage financing at date of purchase	$16,050,000	$16,800,000
Cash down payment	$5,992,000	$7,920,000
Contract purchase price plus acquisition fee	$22,042,000	$24,720,000
Other cash expenditures expensed/(credited)	$41,000	$146,000
Other cash expenditures capitalized	$1,648,000	$1,096,000
Total acquisition cost	$23,731,000	$25,962,000

TABLE VI
ACQUISITION OF PROPERTIES BY PROGRAMS (UNAUDITED) — (Continued)
PRIVATE PROGRAMS
DECEMBER 31, 2007

Program: Name, location, type of property	NNN Woodside, LLC Woodside Corporate Park Beaverton, OR Office	NNN Townley Business Park, LLC Townley Business Park Phoenix, AZ Office
Gross leasable square footage	193,000	122,000
Date of purchase:	12/13/2007	12/21/2007
Mortgage financing at date of purchase	$19,380,000	$9,900,000
Cash down payment	$12,865,000	$4,726,000
Contract purchase price plus acquisition fee	$32,245,000	$14,626,000
Other cash expenditures expensed/(credited)	$58,000	$(20,000)
Other cash expenditures capitalized	$1,070,000	$538,000
Total acquisition cost	$33,373,000	$15,144,000

Program: Name, location, type of property	NNN Eastern Wisconsin Medical Portfolio, LLC Aurora Health Care - Multi Site Various Cities, WI Medical Office
Gross leasable square footage	153,000
Date of purchase:	12/21/2007
Mortgage financing at date of purchase	$32,300,000
Cash down payment	$9,930,000
Contract purchase price plus acquisition fee	$42,230,000
Other cash expenditures expensed/(credited)	$(20,000)
Other cash expenditures capitalized	$961,000
Total acquisition cost	$43,171,000

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on the 9th day of October, 2008.

GRUBB & ELLIS APARTMENT REIT, INC.

By:	/s/ Stanley J. Olander, Jr.
Stanley J. Olander, Jr.,
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stanley J. Olander, Jr. Stanley J. Olander, Jr.	Chief Executive Officer, President and Chairman of the Board (Principal Executive Officer)	October 9, 2008

/s/ Shannon K S Johnson Shannon K S Johnson	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 9, 2008

/s/ Glenn W. Bunting * Glenn W. Bunting	Director	October 9, 2008

/s/ Robert A. Gary, IV * Robert A. Gary, IV	Director	October 9, 2008

/s/ W. Brand Inlow * W. Brand Inlow	Director	October 9, 2008

/s/ Andrea R. Biller Andrea R. Biller	Secretary and Director	October 9, 2008

* /s/ Stanley J. Olander, Jr. Stanley J. Olander, Jr., as attorney in fact

EXHIBIT LIST

Following the consummation of the merger of NNN Realty Advisors, Inc., which previously served as our sponsor, with and into a wholly owned subsidiary of our current sponsor, Grubb & Ellis Company on December 7, 2007, NNN Apartment REIT, Inc., NNN Apartment REIT Holdings, L.P., NNN Apartment REIT Advisor, LLC and NNN Apartment Management, LLC changed their names to Grubb & Ellis Apartment REIT, Inc., Grubb & Ellis Apartment REIT Holdings, L.P., Grubb & Ellis Apartment REIT Advisor, LLC, and Grubb & Ellis Apartment Management, LLC, respectively. The following Exhibit List refers to the entity names used prior to such name changes in order to accurately reflect the names of the parties on the documents listed.

Exhibit
Number		Exhibit

1.1		Dealer Manager Agreement between NNN Apartment REIT, Inc. and NNN Capital Corp. (included as Exhibit 1.1 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
1	.2**	Form of Participating Broker-Dealer Agreement
3.1		Articles of Amendment and Restatement of the Registrant (included as Exhibit 3.1 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
3.2		Articles of Amendment to the Articles of Amendment and Restatement of the Registrant (included as Exhibit 3.1 to our Form 8-K filed on December 10, 2007 and incorporated herein by reference)
3.3		Amended and Restated Bylaws of the Registrant (included as Exhibit 3.2 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
3	.4**	Amendment to Amended and Restated Bylaws
3.5		Agreement of Limited Partnership of NNN Apartment REIT Holdings, L.P. (included as Exhibit 3.3 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
4	.1**	Specimen Share Certificate
4.2		Form of Subscription Agreement (included as Exhibit B to the prospectus)
5	.1**	Opinion of Venable LLP
8	.1**	Opinion of Hirschler Fleischer, a Professional Corporation as to Tax Matters
10.1		Distribution Reinvestment Plan (included as Exhibit C to the prospectus)
10.2		Share Repurchase Plan (included as Exhibit D to the prospectus)
10	.3**	2006 Incentive Award Plan
10.4		First Amended and Restated Advisory Agreement between Grubb & Ellis Apartment REIT, Inc. and Grubb & Ellis Apartment REIT Advisor, LLC (included as Exhibit 10.1 to our Form 8-K filed on July 21, 2008 and incorporated herein by reference)
10.5		Escrow Agreement (included as Exhibit 10.5 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
10.6		Amendment to 2006 Incentive Award Plan (included as Exhibit 10.6 to our Form 10-Q filed on November 9, 2006 and incorporated herein by reference)
10.7		Assignment of Contract dated October 30, 2006 by Triple Net Properties, LLC to Apartment REIT Walker Ranch, L.P. (included as Exhibit 10.8 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.8		Credit Agreement dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.9 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.9		Deed of Trust, Security Agreement and Fixture Filing dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.10 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.10		Revolving Note dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.11 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.11		Swingline Note dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.12 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.12		Guaranty dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.13 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.13	Assignment of Leases and Rents dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.14 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.14	Mezzanine Credit Agreement dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.15 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.15	Second Deed of Trust, Security Agreement and Fixture Filing dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.16 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.16	Note (Mezzanine Loan) for the Walker Ranch Property dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.17 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.17	Guaranty (Mezzanine Loan) dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.18 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.18	Second Assignment of Leases and Rents dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.19 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.19	Senior Credit Agreement Waiver dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.20 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.20	Mezzanine Credit Agreement Waiver dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.21 to our Form 8-K filed on November 3, 2006 and incorporated herein by reference)
10.21	Assignment and Acceptance Agreement dated November 22, 2006 by and among Wachovia Bank, National Association, LaSalle Bank National Association and Wachovia Bank, National Association (included as Exhibit 10.1 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.22	First Amendment to Credit Agreement dated November 22, 2006 among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc., Apartment REIT Walker Ranch, LP and Apartment REIT Walker Ranch GP, LLC, Wachovia Bank, National Association and the Lenders (included as Exhibit 10.2 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.23	Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association (included as Exhibit 10.3 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.24	Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and LaSalle Bank National Association (included as Exhibit 10.4 to our Form 8-K filed on November 28, 2006 and incorporated herein by reference)
10.25	Amendment to the Contract of Sale dated November 27, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC (included as Exhibit 10.7 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.26	Deed of Trust, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents by El Dorado Apartments, LLC for the benefit of Royal Bank of Canada, dated November 29, 2006 (included as Exhibit 10.6 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.27	Assignment of Contract dated December 28, 2006 by Triple Net Properties, LLC to Apartment REIT Hidden Lakes, L.P. (included as Exhibit 10.8 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.28	Promissory Note dated December 28, 2006 issued by Apartment REIT Hidden Lakes, LP to Wachovia Bank, National Association (included as Exhibit 10.9 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.29	Deed of Trust, Security Agreement and Fixture Filing dated December 28, 2006 by Apartment REIT Hidden Lakes, LP from the benefit of Wachovia Bank, National Association (included as Exhibit 10.10 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.30	Indemnity and Guaranty Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.11 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.31	Assignment of Leases and Rents dated December 28, 2006 by Apartment REIT Hidden Lakes, LP to Wachovia Bank, National Association (included as Exhibit 10.12 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.32	Assignment of Warranties and Other Contract Rights dated December 28, 2006 by Apartment REIT Hidden Lakes, LP in favor of Wachovia Bank, National Association (included as Exhibit 10.13 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.33	Environmental Indemnity Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.14 to our Form 8-K/A filed on January 5, 2007 and incorporated herein by reference)
10.34	SEC Indemnity and Guaranty Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.15 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.35	Unsecured Promissory Note dated December 28, 2006 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.16 to our Form 8-K filed on January 4, 2007 and incorporated herein by reference)
10.36	Purchase and Sale Agreement by and between Northspring Park, LLC and Triple Net Properties, LLC entered into as of February 21, 2007 (included as Exhibit 10.1 to our Form 8-K filed on June 18, 2007 and incorporated herein by reference)
10.37	Purchase and Sale Agreement dated February 21, 2007 by and between FS Towne Crossing, LTD and Triple Net Properties, LLC (included as Exhibit 10.1 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.38	Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated February 21, 2007 (included as Exhibit 10.1 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.39	Deed of Trust, Security Agreement and Fixture Filing made and given by Braemar Housing Limited Partnership to J. Lindsay Stradley, Jr. as Trustee for Transamerica Occidental Life Insurance Company as of March 25, 2005 (included as Exhibit 10.5 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.40	Promissory Note dated April 12, 2007 issued by Apartment REIT Walker Ranch, LP to Wachovia Bank, National Association (included as Exhibit 10.1 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.41	Deed of Trust, Security Agreement and Fixture Filing dated April 12, 2007 by Apartment REIT Walker Ranch, LP for the benefit of Wachovia Bank, National Association (included as Exhibit 10.2 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.42	Indemnity and Guaranty Agreement dated April 12, 2007 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.3 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.43	Assignment of Leases and Rents dated April 12, 2007 by Apartment REIT Walker Ranch, LP to Wachovia Bank, National Association (included as Exhibit 10.4 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.44	Assignment of Warranties and Other Contract Rights dated April 12, 2007 by Apartment REIT Walker Ranch, LP in favor of Wachovia Bank, National Association (included as Exhibit 10.5 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.45	Environmental Indemnity Agreement dated April 12, 2007 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.6 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.46	SEC Indemnity and Guaranty Agreement dated April 12, 2007 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association (included as Exhibit 10.7 to our Form 8-K filed on April 17, 2007 and incorporated herein by reference)
10.47	Purchase and Sale Agreement by and between Braemar Housing Limited Partnership and Triple Net Properties, LLC entered into as of April 26, 2007 (included as Exhibit 10.1 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.48	Secured Promissory Note issued by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005 (included as Exhibit 10.4 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.49	Absolute Assignment of Leases and Rents by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005 (included as Exhibit 10.6 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.50	Sale Agreement dated June 8, 2007 by and between Bay Point Resort Corpus Christi, L.P. and Triple Net Properties, LLC (included as Exhibit 10.1 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.51	Reinstatement of and First Amendment to and Joinder and Ratification of Purchase and Sale Agreement dated June 8, 2007 by and between FS Towne Crossing, LP, Fountain Green, LLC, and Triple Net Properties, LLC (included as Exhibit 10.2 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.52	Reinstatement of and First Amendment to Purchase and Sale Agreement by and between North Spring Park, LLC and Triple Net Properties, LLC made as of June 12, 2007 (included as Exhibit 10.2 to our Form 8-K filed on June 18, 2007 and incorporated herein by reference)
10.53	Assignment of Contract by Triple Net Properties, LLC to Apartment REIT Park at North Gate, LP made as of June 12, 2007 (included as Exhibit 10.3 to our Form 8-K filed on June 18, 2007 and incorporated herein by reference)
10.54	Reinstatement of and First Amendment to Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated June 12, 2007 (included as Exhibit 10.2 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.55	Amendment to Sale Agreement dated June 14, 2007 by and between Bay Point Resort Corpus Christi, L.P. and Triple Net Properties, LLC (included as Exhibit 10.2 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.56	Assignment and Assumption of Real Estate Purchase Agreement by and between Triple Net Properties, LLC and Apartment REIT Residences at Braemar, LLC as of June 29, 2007 (included as Exhibit 10.2 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.57	Loan Assumption and Modification Agreement by and between Apartment REIT Residences at Braemar, LLC, and Transamerica Occidental Life Insurance Company and is joined by Braemar Housing Limited Partnership, et al. made and entered into and effective as of June 29, 2007 (included as Exhibit 10.3 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.58	Supplemental Carveout Guarantee and Indemnity Agreement by NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007 (included as Exhibit 10.7 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.59	Supplemental Environmental Indemnity Agreement by Apartment REIT Residences at Braemar, LLC and NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007 (included as Exhibit 10.8 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.60	Assignment and Subordination of Management Agreement by Apartment REIT Residences at Braemar, LLC, Triple Net Properties Realty, Inc. and Transamerica Occidental Life Insurance Company dated June 29, 2007 (included as Exhibit 10.9 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.61	Unsecured Promissory Note dated June 29, 2007 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.10 to our Form 8-K filed July 6, 2007 and incorporated herein by reference)
10.62	Amendment Letter regarding Credit Agreement dated July 10, 2007 by and among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc., Wachovia Bank, National Association and LaSalle Bank National Association (included as Exhibit 10.1 to our Form 8-K filed July 13, 2007 and incorporated herein by reference)
10.63	Amendment Letter regarding Mezzanine Credit Agreement dated July 10, 2007 by and among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc. and Wachovia Bank, National Association (included as Exhibit 10.2 to our Form 8-K filed July 13, 2007 and incorporated herein by reference)
10.64	Sale Agreement Assignment dated August 1, 2007 by and between Triple Net Properties, LLC and Apartment REIT Bay Point Resort, LLC (included as Exhibit 10.3 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.65	Fixed+1 Multifamily Note dated August 1, 2007 by Apartment REIT Bay Point Resort, LLC in favor of PNC ARCS LLC (included as Exhibit 10.4 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.66	Multifamily Deed of Trust, Assignment of Rents, and Security Agreement and Fixture Filing dated August 1, 2007 by Apartment REIT Bay Point Resort, LLC to Lawyers Title Insurance Corporation for the benefit of PNC ARCS LLC (included as Exhibit 10.5 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.67	Unsecured Promissory Note dated August 1, 2007 by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.6 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.68	Fixed+1 Multifamily Note dated August 1, 2007 by Apartment REIT Park at North Gate, LP in favor of PNC ARCS LLC (included as Exhibit 10.7 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.69	Multifamily Deed of Trust, Assignment of Rents, and Security Agreement and Fixture Filing dated August 1, 2007 by Apartment REIT Part at North Gate, LP to Lawyers Title Insurance Company for the benefit of PNC ARCS LLC (included as Exhibit 10.8 to our Form 8-K filed on August 7, 2007 and incorporated herein by reference)
10.70	Assumption Agreement dated August 24, 2007 by and among FS Towne Crossing, LP, Bowler Holdings, LLC, Fountain Green, LLC, Apartment REIT Towne Crossing, LP, and the Federal Home Loan Mortgage Corporation acknowledged and consented to by Wendell A. Jacobson (included as Exhibit 10.4 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.71	Guaranty dated August 28, 2007 by NNN Apartment REIT, Inc. for the benefit of Federal Home Loan Mortgage Corporation (included as Exhibit 10.7 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.72	Assignment of Contract dated August 29, 2007 by Triple Net Properties, LLC to Apartment REIT Towne Crossing, LP (included as Exhibit 10.3 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.73	Unsecured Promissory Note dated August 29, 2007 by NNN Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc. (included as Exhibit 10.8 to our Form 8-K filed on August 31, 2007 and incorporated herein by reference)
10.74	Assignment of Contract by Triple Net Properties, LLC to Apartment REIT Villas of El Dorado, LLC, dated November 1, 2007 (included as Exhibit 10.3 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.75	Agreement of Assumption and Modification of Security Instrument and Other Loan Documents by and among El Dorado Apartments, LLC; Wendell A. Jacobson; Apartment REIT Villas of El Dorado, LLC; NNN Apartment REIT, Inc.; and The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated as of November 1, 2007 (included as Exhibit 10.4 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.76	Limited Guaranty by NNN Apartment REIT, Inc. in favor of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007 (included as Exhibit 10.7 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.77	Environmental Indemnity Agreement by Apartment REIT Villas of El Dorado, LLC and NNN Apartment REIT, Inc. for the benefit of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007 (included as Exhibit 10.8 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.78	Loan Agreement by and between NNN Apartment REIT, Inc. and Wachovia Bank, National Association, dated November 1, 2007 (included as Exhibit 10.9 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.79	Promissory Note by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated November 1, 2007 (included as Exhibit 10.10 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.80	Pledge Agreement (Partnership Interests) by and between Wachovia Bank, National Association and NNN Apartment REIT Holdings, L.P., dated November 1, 2007 (included as Exhibit 10.11 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.81	Promissory Note by El Dorado Apartments, LLC in favor of Royal Bank of Canada, dated November 29, 2007 (included as Exhibit 10.5 to our Form 8-K filed on November 7, 2007 and incorporated herein by reference)
10.82	Purchase and Sale Agreement by and between Fort Nelson Apartments, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007 (included as Exhibit 10.1 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.83	Purchase and Sale Agreement by and between The Myrtles at Old Towne, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007 (included as Exhibit 10.2 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.84	Amendment Letter by and between Triple Net Properties, LLC, Fort Nelson Apartments, L.L.C. and The Myrtles at Old Towne, L.L.C., dated December 19, 2007 (included as Exhibit 10.3 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.85	Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.4 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.86	Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.5 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.87	Multifamily Note by G&E Apartment REIT The Heights at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007 (included as Exhibit 10.6 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.88	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.7 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.89	Guaranty by G&E Apartment REIT The Heights at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007 (included as Exhibit 10.8 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.90	Multifamily Note by G&E Apartment REIT The Myrtles at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007 (included as Exhibit 10.9 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.91	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007 (included as Exhibit 10.10 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.92	Guaranty by G&E Apartment REIT The Myrtles at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007 (included as Exhibit 10.11 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.93	First Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated December 21, 2007 (included as Exhibit 10.12 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.94	First Amended and Restated Pledge Agreement by and between Wachovia Bank, N.A. and Grubb and Ellis Apartment REIT Holdings, L.P., dated December 21, 2007 (included as Exhibit 10.13 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.95	Unsecured Promissory Note issued by Grubb and Ellis Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated December 21, 2007 (included as Exhibit 10.14 to our Current Report on Form 8-K filed December 31, 2007 and incorporated herein by reference)
10.96	Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated January 8, 2008 (included as Exhibit 10.1 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.97	Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated February 26, 2008 (included as Exhibit 10.2 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.98	Second Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 7, 2008 (included as Exhibit 10.3 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.99	Third Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 27, 2008 (included as Exhibit 10.4 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.100	Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Arboleda, LLC, dated March 27, 2008 (included as Exhibit 10.5 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.101	Fixed+1 Multifamily Note by G&E Apartment REIT Arboleda, LLC in favor of PNC ARCS, LLC, dated March 31, 2008 (included as Exhibit 10.6 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.102	Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by G&E Apartment REIT Arboleda, LLC for the benefit of PNC ARCS, LLC, dated March 31, 2008 (included as Exhibit 10.7 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.103	Second Amendment to and Waiver of Loan Agreement by and between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, date March 31, 2008 (included as Exhibit 10.8 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.104	Amended and Restated Promissory Note by Grubb & Ellis Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated March 31, 2008 (included as Exhibit 10.9 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)

Exhibit
Number	Exhibit

10.105	Second Amended and Restated Pledge Agreement (Membership and Partnership Interests) by and between Wachovia Bank, National Association and Grubb & Ellis Apartment REIT Holdings, L.P., dated March 31, 2008 (included as Exhibit 10.10 to our Current Report on Form 8-K filed April 4, 2008 and incorporated herein by reference)
10.106	Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 12, 2008 (included as Exhibit 10.1 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.107	First Amendment to Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 18, 2008 (included as Exhibit 10.2 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.108	Purchase and Sale Agreement by and between AMLI at Peachtree City-Phase I, LLC, AMLI at Peachtree City-Phase II, LLC and Grubb and Ellis Realty Investors, LLC, dated June 23, 2008 (included as Exhibit 10.4 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.109	Purchase and Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Creekside Crossing, LLC, dated June 26, 2008 (included as Exhibit 10.3 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.110	Multifamily Note by G&E Apartment REIT Creekside Crossing, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008 (included as Exhibit 10.6 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.111	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Creekside Crossing, LLC and Capmark Bank, dated June 26, 2008 (included as Exhibit 10.7 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.112	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008 (included as Exhibit 10.8 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.113	Multifamily Note by G&E Apartment REIT Kedron Village, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008 (included as Exhibit 10.9 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.114	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Kedron Village, LLC and Capmark Bank, dated June 26, 2008 (included as Exhibit 10.10 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.115	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008 (included as Exhibit 10.11 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.116	Third Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated June 26, 2008 (included as Exhibit 10.12 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.117	Third Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated June 26, 2008 (included as Exhibit 10.13 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.118	Assignment and Assumption of Real Estate Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Kedron Village, LLC, dated June 27, 2008 (included as Exhibit 10.5 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.119	Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated June 27, 2008 (included as Exhibit 10.14 to our Current Report on Form 8-K filed July 2, 2008 and incorporated herein by reference)
10.120	Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated July 10, 2008 (included as Exhibit 10.1 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.121	First Amendment to Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated August 15, 2008 (included as Exhibit 10.2 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)

Exhibit
Number		Exhibit

10.122		Assignment and Assumption of Real Estate Purchase and Sale Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Canyon Ridge, LLC, dated September 15, 2008 (included as Exhibit 10.3 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.123		Multifamily Note by G&E Apartment REIT Canyon Ridge, LLC to the order of Capmark Bank, dated September 15, 2008 (included as Exhibit 10.4 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.124		Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Canyon Ridge, LLC for the benefit of Capmark Bank, dated September 15, 2008 (included as Exhibit 10.5 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.125		Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated September 15, 2008 (included as Exhibit 10.6 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.126		Fourth Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated September 15, 2008 (included as Exhibit 10.7 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.127		Fourth Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated September 15, 2008 (included as Exhibit 10.8 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
10.128		Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated September 15, 2008 (included as Exhibit 10.9 to our Current Report on Form 8-K filed September 19, 2008 and incorporated herein by reference)
21	.1*	Subsidiaries
23.1		Consent of Venable LLP (included in Exhibit 5.1)
23.2		Consent of Hirschler Fleischer, a Professional Corporation (included in Exhibit 8.1)
23	.3*	Consent of Deloitte & Touche LLP
23	.4*	Consent of KMJ Corbin & Company LLP
24	.1**	Power of Attorney (included on Signature Page)

*	Filed herewith.

**	Previously filed.